UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22027

                             FundVantage Trust

(Exact name of registrant as specified in charter)

301 Bellevue Parkway

                                     Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Joel L. Weiss

JW Fund Management LLC

100 Springdale Rd., Suite A3-416

                             Cherry Hill, NJ 08003

(Name and address of agent for service)

Registrant’s telephone number, including area code:  856-528-3500

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Reports to Shareholders are attached herewith.

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Investment Adviser’s Report

April 30, 2018

(Unaudited)

Dear Fund Shareholder,

The DuPont Capital Emerging Markets Equity Fund returned +21.82%, net of fees, for the twelve-month period ended April 30, 2018. The MSCI Emerging Markets Net Dividend Index rose +21.71% over the trailing twelve-months ended April 30, 2018.

Synchronized global economic growth helped emerging market equities overcome rising U.S. Dollar bond yields and increased market volatility, two factors that have negatively impacted returns historically. Equity markets in China were particularly strong on the back of increasing global trade and strong internal demand. Eastern Europe was also a notable beneficiary of the uptick in economic activity, with Hungary and the Czech Republic among the better performers over the period.

Not all emerging market countries benefited from the favorable economic growth environment. Countries reliant on U.S. Dollar financing were negatively impacted by the rising interest rate environment and increased equity market volatility. Argentina, Indonesia and Turkey are among the countries most reliant on short-term U.S. Dollar financing and trailed the overall market advance. Turkey was also negatively impacted by violence in the Middle East and threats of terrorism within its borders.

From an economic sector perspective, high growth sectors such as technology and health care led the market advance. Chinese internet and software companies were among the best performing, increasing greater than 50% over the period. A growing user base and increasing user penetration is allowing companies such as Alibaba and Tencent to grow at significant rates despite their already large size. Slower growing, defensive sectors, such as telecommunications and utilities failed to match the overall market advance.

The Fund’s performance relative to the benchmark was driven by favorable stock selection within Brazil and Russia. The favorable relative performance in Brazil was helped by a position in an oil and gas producer, which benefited from operational improvements and rising oil prices. A merger of the two largest Brazilian pulp and paper manufactures also added to relative performance within that country. Rising oil prices benefited the Fund’s position in a Russian energy company, while improving supply/demand dynamics helped the Fund’s position in a Russian freight car operator. Offsetting these positives was unfavorable relative performance within China, particularly within the internet and real estate industries. The portfolio was under allocated to the Chinese internet sector, which rose significantly during the period. While the growth outlook is strong for Chinese internet technology companies, the valuation multiples are high, and we believe reflect these expectations.

Viewed from a sector perspective, the Fund’s relative performance benefited from favorable stock selection within the economically sensitive sectors of the market: energy, industrials and materials. Within these areas, an over allocation to Asian airlines, a pulp and paper manufacturer in Brazil, a Mexican steel company and Russian energy exposure added the most to relative performance. Companies in each of these areas are benefiting from the healthy global growth environment. The aforementioned under allocation to Chinese internet technology companies offset these positives.

1

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2018

(Unaudited)

Investment Environment and Outlook

The increase in U.S. Dollar bond yields to five-year highs, coupled with the U.S. Federal Reserve’s short-term interest rate path, seems to have put an end to the notion of endless cheap and easy U.S. Dollar financing. While the drivers behind this occurrence, stronger U.S. and global growth, are a noteworthy positive there may be some unintended side effects for emerging markets. Emerging markets have taken advantage of cheap, low-cost U.S. Dollar financing over the past few years by increasing both their overall leverage and U.S. Dollar exposure. Higher short-term and long-term U.S. Dollar bond yields increase the interest costs and refinancing risk for emerging markets. Additionally, U.S. Dollar availability may decrease as the U.S. Federal Reserve tightens monetary policy. We feel we have positioned the Fund to be aware of these risks and potentially take advantage of dislocations that might occur.

Overall, we maintain a positive view of emerging market equities but note the increased risk associated with rising U.S. interest rates. Currently, global economic growth conditions are favorable, inflation remains modest in the major emerging market countries and valuations seem reasonable.

We appreciate your investment in the Fund and look forward to communicating with you further in future periods.

DuPont Capital Management Corporation

This letter is intended to assist shareholders in understanding how the Fund performed over the past twelve months from April 30, 2017 through April 30, 2018 and reflects the views of the investment advisor at the time of this writing. These views may change and do not guarantee future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

2

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2018

(Unaudited)

Mutual fund investing involves risks, including possible loss of principal. The Fund invests primarily in markets of emerging countries which are riskier than more developed markets and may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly or may never fully develop. Emerging markets are more likely to experience hyperinflation and currency valuations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets.

Foreign securities are subject to political, social, and economic risks including instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement to currency or other assets and nationalization of assets.

3

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Report

Performance Data

April 30, 2018

(Unaudited)

Comparison of Change in Value of $1,000,000 (investment minimum) Investment in the DuPont Capital Emerging

Markets Fund

Class I Shares vs MSCI Emerging Markets Net Dividend Index

Average Annual Total Returns for the Periods Ended April 30, 2018
	1 Year	3 Year	5 Year	Since Inception*
Class I Shares	21.82%	6.30%	2.09%	0.54%
MSCI Emerging Markets Net Dividend Index	21.71%	6.00%	4.74%	2.86%**

*	The DuPont Capital Emerging Markets Fund (the “Fund”) commenced operations on December 6, 2010.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 447-0014.

As stated in the current prospectus dated September 1, 2017, the Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are 2.08% and 1.29%, respectively of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. DuPont Capital Management Corporation (the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, “Acquired Fund Fees and Expenses”, interest,

4

DUPONT CAPITAL EMERGING MARKETS FUND

Annual Report

Performance Data (Concluded)

April 30, 2018

(Unaudited)

extraordinary items, and brokerage commissions do not exceed 1.27% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018, unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the MSCI Emerging Markets Net Dividend Index.The MSCI Emerging Markets Net Dividend Index is a float-adjusted market capitalization index consisting of 21 emerging economies. This index is net total return which reinvests dividends after the deduction of withholding taxes using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. MSCI Emerging Markets Net Dividend Index uses the maximum withholding tax rate applicable to institutional investors. The returns for this index do not include any transaction costs, management fees or other costs. It is impossible to invest directly in an index.

5

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Annual Investment Adviser’s Report

April 30, 2018

(Unaudited)

Dear Fund Shareholder,

The DuPont Capital Emerging Markets Debt Fund returned +1.46%, net of fees, for the twelve-month period ended April 30, 2018. The J.P. Morgan Emerging Markets Bond Index Global Diversified Index rose +1.27% over the trailing twelve-months ended April 30, 2018.

The U.S. economy showed improved growth over the past twelve months and this led to strong equity markets and higher interest rates. The Federal Reserve tightened a total of three times in 2017 and once so far in 2018. The two-year Treasury rose by 121 basis points over the twelve-month period ended April 30, 2018 and closed at 2.29%. The ten-year treasury rose 66 basis bps to 2.95%. The S & P returned over +13% while Treasuries experienced a small negative return. Emerging markets debt (EMD) held in well despite rising interest rates and a possible trade war. Oil prices rose significantly over the past year by about $19 a barrel to over $68. Overall commodity prices were also higher, but not nearly as much as oil.

Higher interest rates and the potential trade war put a damper on EMD, but higher commodity prices, better global growth, low inflation, and the continued demand from investors helped support the asset class. Local currency EMD performed very strongly and was the best performing segment within fixed income as the weakness in the dollar helped fuel demand.

Emerging market local currency EMD outperformed U.S. Dollar sovereigns EMD. Within U.S. Dollar sovereigns, high yield sovereigns outperformed investment grade sovereigns as investors moved toward higher yields and the possibility of higher returns. The best performing countries within US Dollar EMD included El Salvador, Ghana, Mozambique, Iraq and Ukraine with returns above +11%. Venezuela was the worst performing country over the past twelve months by far after stellar performance the previous year. Africa was the strongest performing region again this past year, partly due to the stabilization and increase in oil and other commodity prices. For all of EMD, spreads widened slightly by 10 basis points during the last twelve months to +313 over Treasuries, while the yield of the index rose significantly by 75 bps and closed at 6.05%. The rise was mostly due to higher U.S. Treasury yields.

In regards to the performance of the Fund, the main positive drivers were overweights and positioning in Ukraine and Brazil. In addition, our local currency positions benefitted performance including Brazil, Poland and Mexico. An overweight to Venezuela, including positions in PDVSA, the state-owned oil company, was the main negative contributor for the past twelve months. Financial conditions in the country continue to deteriorate and Venezuela has announced that they would like to restructure their debt. Other positions that detracted from relative returns were underweights to Ghana, Iraq and Ecuador.

In regards to current positioning, the primary overweight exposures in the Fund include Brazil, Ukraine, Russia, Turkey, Argentina and Israel. In local currency bonds, the main positions are in Mexico, Poland and Brazil. The Fund is underweight several higher quality countries that the investment team believes

6

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2018

(Unaudited)

are overvalued including Peru and Philippines. Other underweights include Indonesia, Colombia and Kazakhstan. The Fund currently has a yield advantage when compared to the benchmark, mostly due to the overweight to Ukraine and the local currency exposure to Brazil and Mexico.

Investment Environment and Outlook

We remain positive in the long-run for EMD. Spreads in Emerging Markets Debt widened slightly recently, mostly due to an increase in volatility and concerns about a possible trade war. Despite an increase in volatility in March and higher U.S. interest rates so far 2018, U.S. dollar EMD has held in fairly well. Our country models did not show much change this quarter, but a few countries became more attractively valued by our calculation as yields rose and spreads widened. EMD is still not cheap, but remains slightly attractive compared to developed sovereigns. Healthy global growth, more stable commodity prices and positive fundamentals should continue to support the asset class in the short-term. However, the trade war could become more of an issue if negotiations break down.

Another rate hike in March by the Federal Reserve did not dampen enthusiasm for EMD much in 2018, particularly for local currency. Further reduction in Quantitative Easing (QE) and two more rate hikes in 2018 from the U.S. are expected and priced into the financial markets. We expect market volatility to remain elevated in the near-term due to the uncertainty of a trade war. Our base case is that the trade war will be settled with prolonged negotiations between the U.S. and various countries without meaningfully impacting global economic growth. However, there will be significant posturing on all sides for political purposes and a full-out trade war cannot be ruled out. We are being more cautious on the markets and will make changes to the portfolio as we feel the market environments warrants.

We appreciate your investment in the Fund and look forward to communicating with you in the future.

DuPont Capital Management Corporation

This letter is intended to assist shareholders in understanding how the Fund performed over the past twelve months from April 30, 2017 through April 30, 2018 and reflects the views of the investment advisor at the time of this writing. These views may change and do not guarantee future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

7

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2018

(Unaudited)

Mutual fund investing involves risks, including possible loss of principal. The Fund invests primarily in markets of emerging countries which are riskier than more developed markets and may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly or may never fully develop. Emerging markets are more likely to experience hyperinflation and currency valuations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.

Foreign securities are subject to political, social, and economic risks including instability in the country of the issuer of a security, variation in international trade patterns, the possibility of the imposition of exchange controls, expropriation, confiscatory taxation, limits on movement to currency or other assets and nationalization of assets. The value of debt securities generally falls when interest rates rise. The Fund may invest without limit in below-investment grade debt securities commonly called “high yield” securities or “junk bonds.” Such securities may have greater default risk, less liquidity, and greater price volatility than investment-grade bonds.

8

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Annual Report

Performance Data

April 30, 2018

(Unaudited)

Comparison of Change in Value of $1,000,000 (investment minimum) Investment in the DuPont Capital Emerging

Markets Debt Fund

Class I Shares vs J.P. Morgan EMBI Global Diversified Index

Average Annual Total Returns for the Periods Ended April 30, 2018
	1 Year	3 Year	Since Inception*
Class I Shares	1.46%	6.76%	6.46%
J.P. Morgan EMBI Global Diversified Index	1.27%	4.70%	5.77%**

*  The DuPont Capital Emerging Markets Debt Fund (the “Fund”) commenced operations on September 27, 2013.

** Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 447-0014.

As stated in the current prospectus dated September 1, 2017, the Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are 3.70% and 0.89%, respectively, of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. DuPont Capital Management Corporation (the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, “Acquired Fund Fees and Expenses”, interest, extraordinary items, and brokerage commissions do not exceed 0.89% (on an annual basis) of the Fund’s average

9

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Annual Report

Performance Data (Concluded)

April 30, 2018

(Unaudited)

daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018, unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the J.P. Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified), currently covers 27 emerging market countries. Included in the EMBI Global Diversified are U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by sovereign and quasi-sovereign entities. It is impossible to invest directly in an index.

10

DUPONT CAPITAL FUNDS

Fund Expense Disclosure

April 30, 2018

(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period from November 1, 2017 through April 30, 2018 and held for the entire period.

Actual Expenses

The first line for each Fund in the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

11

DUPONT CAPITAL FUNDS

Fund Expense Disclosure (Concluded)

April 30, 2018

(Unaudited)

	DuPont Capital Emerging Markets Fund

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period*
Class I
Actual	$1,000.00	$1,053.10	$6.47
Hypothetical (5% return before expenses)	1,000.00	1,018.50	6.36

	DuPont Capital Emerging Markets Debt Fund

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period**
Class I
Actual	$1,000.00	$ 976.40	$4.36
Hypothetical (5% return before expenses)	1,000.00	1,020.38	4.46

*

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2018 of 1.27% for Class I Shares of the DuPont Capital Emerging Markets Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The DuPont Capital Emerging Markets Fund’s ending account value on the first line in the table is based on the actual total return for the six-month period ended April 30, 2018 for the Fund of 5.31%.

**

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2018 of 0.89% for Class I Shares of the DuPont Capital Emerging Markets Debt Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The DuPont Capital Emerging Markets Debt Fund’s ending account value on the first line in the table is based on the actual total return for the six-month period ended April 30, 2018 for the Fund of (2.36)%.

12

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio Holdings Summary Table

April 30, 2018

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value
INDUSTRY CATEGORIES:
Commercial Banks	21.9%	$6,353,030
Oil, Gas & Consumable Fuels	8.9	2,573,124
Internet Software & Services	8.6	2,492,337
Technology Hardware, Storage & Peripherals	7.5	2,164,532
Semiconductors & Semiconductor Equipment	5.3	1,537,688
Exchange Traded Funds	5.0	1,452,203
Media	3.9	1,138,678
Wireless Telecommunication Services	2.8	805,557
Metals & Mining	2.5	738,032
Airlines	2.3	670,545
Chemicals	2.3	659,726
Hotels, Restaurants & Leisure	2.1	599,153
Diversified Telecommunication Services	1.9	561,736
Automobiles	1.9	561,166
Insurance	1.9	554,171
Machinery	1.8	517,943
Electronic Equipment, Instruments & Components	1.7	499,828
Household Durables	1.6	479,792
Real Estate Management & Development	1.5	428,881
IT Services	1.5	424,354
Specialty Retail	1.4	419,743
Thrifts & Mortgage Finance	1.4	409,459
Road & Rail	1.3	381,729
Auto Components	1.3	378,176
Food Products	1.3	371,583
Air Freight & Logistics	1.1	305,388
Equity Real Estate Investment Trusts (REITs)	0.9	255,019
Beverages	0.7	207,538
Building Products	0.7	198,077
Diversified Consumer Services	0.7	191,579
Industrial Conglomerates	0.6	168,854
Transportation Infrastructure	0.5	149,817
Containers & Packaging	0.3	98,381
Other Assets in Excess of Liabilities	0.9	256,180

NET ASSETS	100.0%	$29,003,999

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

13

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio of Investments

April 30, 2018

	Number of Shares	Value

COMMON STOCKS — 90.1%
Argentina — 0.9%
BBVA Banco Frances SA, ADR	11,486	$255,563

Brazil — 3.6%
Even Construtora e Incorporadora SA*	143,300	185,711
Iochpe Maxion SA	30,250	242,124
Kroton Educacional SA	47,700	191,579
Minerva SA	103,400	240,849
Petrobras Distribuidora SA	28,700	186,380

		1,046,643

China — 26.8%
Air China, Ltd., Class H	132,000	174,015
Alibaba Group Holding, Ltd., SP ADR*	4,291	766,115
Beijing Capital International Airport Co., Ltd., Class H	110,000	149,817
China Communications Services Corp., Ltd., Class H	456,000	286,286
China Construction Bank Corp., Class H	855,000	895,748
China Lesso Group Holdings, Ltd.	257,000	198,077
China Mobile, Ltd.	56,668	539,847
China Overseas Land & Investment, Ltd.	128,000	428,881
CNOOC, Ltd.	284,000	480,447
Dongfeng Motor Group Co., Ltd., Class H	368,000	406,947
Haier Electronics Group Co., Ltd.	85,000	294,081
Haitian International Holdings, Ltd.	49,000	130,404

	Number of Shares	Value

COMMON STOCKS — (Continued)
China — (Continued)
Industrial & Commercial Bank of China, Ltd., Class H	421,000	$369,588
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	11,800	207,538
Lonking Holdings, Ltd.	320,000	145,415
NetEase, Inc., ADR	1,229	315,939
Picc Property & Casualty Co., Ltd., Class H	154,000	275,686
Sinotrans, Ltd., Class H	533,000	305,388
Tencent Holdings, Ltd.	24,200	1,189,743
YY, Inc., ADR*	2,288	220,540

		7,780,502

Czech Republic — 1.5%
Komercni Banka AS	9,714	419,104

Greece — 0.8%
JUMBO SA	12,749	233,363

India — 5.8%
HCL Technologies, Ltd.	26,967	424,354
ICICI Bank, Ltd., SP ADR	30,743	261,623
Indiabulls Housing Finance, Ltd.	21,011	409,459
Oil India, Ltd.	61,902	214,951
Reliance Industries, Ltd., SP GDR(a)	13,196	381,364

		1,691,751

Indonesia — 1.4%
Bank Rakyat Indonesia Persero Tbk PT	1,815,700	418,643

Malaysia — 2.2%
Genting Bhd	138,396	314,296

The accompanying notes are an integral part of the financial statements.

14

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio of Investments (Continued)

April 30, 2018

	Number of Shares	Value

COMMON STOCKS — (Continued)
Malaysia — (Continued)
Malayan Banking Bhd	119,572	$327,802

		642,098

Mexico — 3.7%
Fibra Uno Administracion Sa de CV, REIT	154,000	255,019
Grupo Financiero Banorte SAB de CV, Class O	46,000	287,678
Ternium SA, SP ADR	13,559	537,886

		1,080,583

Poland — 1.2%
Bank Handlowy w Warszawie SA	14,401	339,890

Russia — 4.1%
Globaltrans Investment PLC, SP GDR	36,286	381,729
Novolipetsk Steel PJSC, GDR	7,853	200,146
Ros Agro PLC, GDR	11,972	130,734
Tatneft PJSC, SP ADR	7,185	461,490

		1,174,099

South Africa — 10.6%
Barclays Africa Group, Ltd.	35,285	516,829
Nampak, Ltd.*	88,224	98,381
Naspers, Ltd., N Shares	4,674	1,138,678
Nedbank Group, Ltd.	12,040	287,130
Sasol, Ltd.	13,043	466,253
Telkom SA SOC, Ltd.	60,315	275,450
Tsogo Sun Holdings, Ltd.	155,831	284,857

		3,067,578

South Korea — 15.0%
Hyundai Mobis Co., Ltd.	1,633	378,176
Hyundai Motor Co.	1,034	154,219

	Number of Shares	Value

COMMON STOCKS — (Continued)
South Korea — (Continued)
Jeju Air Co., Ltd.	10,920	$496,530
LG Chem, Ltd.	578	193,473
Samsung Electronics Co., Ltd.	767	1,903,766
Samsung Life Insurance Co., Ltd.	2,551	278,485
Shinhan Financial Group Co., Ltd.	11,461	510,320
SK Innovation Co., Ltd.	2,440	447,121

		4,362,090

Taiwan — 9.5%
Chicony Electronics Co., Ltd.	105,842	260,766
CTBC Financial Holding Co., Ltd.	627,918	447,808
Hon Hai Precision Industry Co., Ltd.	179,705	499,828
Novatek Microelectronics Corp.	85,692	359,695
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR	30,637	1,177,993

		2,746,090

Thailand — 1.5%
Bangkok Bank PCL, NVDR	25,100	152,824
Kasikornbank PCL, NVDR	47,770	294,578

		447,402

Turkey — 1.5%
Enka Insaat ve Sanayi As	140,328	168,854

The accompanying notes are an integral part of the financial statements.

15

DUPONT CAPITAL EMERGING MARKETS FUND

Portfolio of Investments (Concluded)

April 30, 2018

	Number of Shares	Value

COMMON STOCKS — (Continued)
Turkey — (Continued)
Turkcell Iletisim Hizmetleri As	77,170	$265,710

		434,564

TOTAL COMMON STOCKS (Cost $19,076,885)		26,139,963

PREFERRED STOCKS — 4.0%
Brazil — 4.0%
Itau Unibanco Holding SA	39,109	567,902
Petroleo Brasileiro SA*	89,600	587,751

		1,155,653

TOTAL PREFERRED STOCKS (Cost $729,414)		1,155,653

EXCHANGE TRADED FUNDS — 5.0%
iShares Core MSCI Emerging Market Index Fund	1,789	101,705

iShares MSCI Emerging Market Index Fund	28,783	1,350,498

TOTAL EXCHANGE TRADED FUNDS (Cost $1,468,309)		1,452,203

Value
TOTAL INVESTMENTS - 99.1% (Cost $21,274,608)	$28,747,819
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.9%	256,180

NET ASSETS - 100.0%	$29,003,999

*	Non-income producing.
(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security was purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2018, this security amounted to $381,364 or 1.3% of net assets. This security has been determined by the Adviser to be a liquid security.

ADR	American Depository Receipt
GDR	Global Depository Receipt
NVDR	Non-voting Depository Receipt
PCL	Public Company Limited
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SP ADR	Sponsored American Depository Receipt
SP GDR	Sponsored Global Depository Receipt

The accompanying notes are an integral part of the financial statements.

16

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Portfolio Holdings Summary Table

April 30, 2018

(Unaudited)

The following table presents a summary by security type of the portfolio holdings of the Fund:

	% of Net Assets	Value
SECURITY TYPE:
Foreign Government Bonds and Notes	63.9%	$4,198,594
Corporate Bonds and Notes	20.7	1,357,710
U.S. Treasury Obligations	5.7	377,461
Common Stocks	0.0	1,234
Other Assets in Excess of Liabilities	9.7	636,732

NET ASSETS	100.0%	$6,571,731

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

17

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Portfolio of Investments

April 30, 2018

	Par* Value		Value

CORPORATE BONDS AND NOTES — 20.7%
Austria — 0.0%
OGX Austria GmbH 8.38%, 04/01/2022(a)		$200,000	$20

China — 3.7%
China Evergrande Group 8.75%, 06/28/2025		250,000	239,996

Israel — 3.4%
Israel Electric Corp., Ltd. 6.88%, 06/21/2023(b)		200,000	221,876

Netherlands — 3.1%
Petrobras Global Finance BV 4.38%, 05/20/2023		100,000	97,500
Petrobras Global Finance BV 6.88%, 01/20/2040		100,000	96,125
Petrobras Global Finance BV 6.85%, 06/05/2115		10,000	9,240

			202,865

Russia — 7.6%
Gazprom OAO Via Gaz Capital SA 8.63%, 04/28/2034		150,000	190,206
Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 05/29/2018		150,000	150,300
Russian Railways Via RZD Capital PLC 7.90%, 10/19/2024	RUB	10,000,000	160,562

			501,068

	Par* Value		Value

CORPORATE BONDS AND NOTES — (Continued)
Venezuela — 2.9%
Petroleos de Venezuela SA 6.00%, 11/15/2026(a)(b)		$300,000	$75,270
Petroleos de Venezuela SA 6.00%, 11/15/2026(a)		100,000	25,090
Petroleos de Venezuela SA 5.38%, 04/12/2027(a)		350,000	91,525

			191,885

TOTAL CORPORATE BONDS AND NOTES (Cost $1,660,053)			1,357,710*

FOREIGN GOVERNMENT BONDS AND NOTES — 63.9%
Argentina — 6.2%
Argentine Republic Government International Bond 7.63%, 04/22/2046		190,000	183,825
Argentine Republic Government International Bond 6.88%, 01/26/2027		160,000	159,362
Argentine Republic Government International Bond 5.88%, 01/11/2028		70,000	64,120

			407,307

Brazil — 5.8%
Brazil Notas Do Tesouro Nacional Serie F 10.00%, 01/01/2021	BRL	1,000,000	299,796

The accompanying notes are an integral part of the financial statements.

18

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Portfolio of Investments (Continued)

April 30, 2018

	Par* Value	Value

FOREIGN GOVERNMENT BONDS AND NOTES — (Continued)
Brazil — (Continued)
Brazil Notas Do Tesouro Nacional Serie F 10.00%, 01/01/2027	BRL 290,000	$84,626

		384,422

Costa Rica — 2.9%
Costa Rica Government International Bond 4.25%, 01/26/2023	200,000	191,600

Croatia — 3.3%
Croatia Government International Bond 6.00%, 01/26/2024	200,000	217,955

Dominican Republic — 3.3%
Dominican Republic International Bond 7.45%, 04/30/2044	200,000	219,000

Egypt — 1.4%
Egypt Government International Bond 6.88%, 04/30/2040	100,000	95,012

Greece — 0.2%
Hellenic Republic Government Bond 3.00%, 02/24/2035(c)	EUR 10,000	10,887

Hungary — 1.1%
Hungary Government International Bond 7.63%, 03/29/2041	50,000	70,369

Lebanon — 0.8%
Lebanon Government International Bond 6.38%, 03/09/2020	50,000	49,820

	Par* Value	Value

FOREIGN GOVERNMENT BONDS AND NOTES — (Continued)
Malaysia — 0.6%
Malaysia Government Bond 3.65%, 10/31/2019	MYR 150,000	$38,248

Mexico — 7.5%
Mexican Bonos 10.00%, 12/05/2024	MXN 1,200,000	73,001
Mexican Bonos 10.00%, 11/20/2036	MXN 1,000,000	66,054
Petroleos Mexicanos 6.50%, 06/02/2041	125,000	119,688
Petroleos Mexicanos 5.50%, 06/27/2044	200,000	168,638
Petroleos Mexicanos 5.63%, 01/23/2046	50,000	42,238
Petroleos Mexicanos 6.75%, 09/21/2047	25,000	24,135

		493,754

Morocco — 3.1%
Morocco Government International Bond 4.25%, 12/11/2022(b)	200,000	201,000

Pakistan — 1.4%
Pakistan Government International Bond 7.88%, 03/31/2036	100,000	95,083

Poland — 3.0%
Republic of Poland Government Bond 1.50%, 04/25/2020	PLN 700,000	199,259

The accompanying notes are an integral part of the financial statements.

19

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Portfolio of Investments (Continued)

April 30, 2018

	Par* Value	Value

FOREIGN GOVERNMENT BONDS AND NOTES — (Continued)
Romania — 0.9%
Romanian Government International Bond 6.13%, 01/22/2044	$50,000	$58,000

Serbia — 0.1%
Serbia International Bond 6.75%, 11/01/2024(c)	7,948	7,949

South Africa — 3.1%
Eskom Holdings SOC Ltd. 6.75%, 08/06/2023	200,000	202,500

Sri Lanka — 3.1%
Sri Lanka Government International Bond 6.00%, 01/14/2019(b)	200,000	202,364

Turkey — 7.6%
Export Credit Bank of Turkey 5.88%, 04/24/2019(b)	200,000	202,702
Turkey Government International Bond 7.38%, 02/05/2025	100,000	109,593
Turkey Government International Bond 5.13%, 02/17/2028	200,000	186,900

		499,195

Ukraine — 8.2%
Privatbank CJSC Via UK SPV Credit Finance PLC 10.25%, 01/23/2018(a)	160,000	33,600
Ukraine Government International Bond 0.00%, 05/31/2040(b)(d)	50,000	33,766

	Par* Value	Value

FOREIGN GOVERNMENT BONDS AND NOTES — (Continued)
Ukraine — (Continued)
Ukreximbank Via Biz Finance PLC 9.75%, 01/22/2025(b)	250,000	$261,562
Ukreximbank Via Biz Finance PLC, 6-M LIBOR + 7.00%, 9.00%, 02/09/2023(b)(d)	210,000	207,942

		536,870

Venezuela — 0.3%
Venezuela Government International Bond 7.00%, 12/01/2018(a)	50,000	18,000

TOTAL FOREIGN GOVERNMENT BONDS AND NOTES (Cost $4,338,002)		4,198,594

U.S. TREASURY OBLIGATIONS — 5.7%
United States Treasury Notes — 5.7%
2.25%, 08/15/2027	200,000	188,883
2.25%, 11/15/2027	200,000	188,578
TOTAL U.S. TREASURY OBLIGATIONS (Cost $395,487)		377,461

The accompanying notes are an integral part of the financial statements.

20

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Portfolio of Investments (Continued)

April 30, 2018

	Number of Shares	Value

COMMON STOCKS — 0.0%
Brazil — 0.0%
Dommo Energia SA, SP ADR(e)	32	$ 1,234

TOTAL COMMON STOCKS (Cost $ — )		1,234

TOTAL INVESTMENTS - 90.3% (Cost $6,393,542)		$ 5,934,999
OTHER ASSETS IN EXCESS OF LIABILITIES - 9.7%		636,732
NET ASSETS - 100.0%		$ 6,571,731

*	Par amount denominated in USD unless otherwise noted.
(a)	Investments with a total aggregate value of $243,505 or 3.71% of net assets were in default as of April 30, 2018.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities were purchased in accordance with the guidelines approved by the Fund’s Board of Trustees and may be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2018 these securities amounted to $1,406,482 or 21.40% of net assets. These securities have been determined by the Adviser to be liquid securities.
(c)	Multi-Step Coupon. Rate disclosed is as of April 30, 2018.
(d)	Variable rate investments. The rate shown is based on the latest available information as of April 30, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate or spread in their description.
(e)	Security is deemed illiquid at April 30, 2018.

Forward foreign currency contracts outstanding as of April 30, 2018 were as follows:

Currency Purchased		Currency Sold		Expiration	Counterparty	Unrealized Appreciation

USD	77,886	EUR	62,409	06/08/18	CAB	$2,300

The accompanying notes are an integral part of the financial statements.

21

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Portfolio of Investments (Concluded)

April 30, 2018

CAB	Credit Agricole Bank
BRL	Brazilian Real
EUR	Euro
LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
MYR	Malaysian Ringgit
PLC	Public Limited Company
PLN	Polish Zloty
RUB	Russian Ruble
SP ADR	Sponsored American Depository Receipt
USD	United States Dollar
6-M	Six Months

The accompanying notes are an integral part of the financial statements.

22

DUPONT CAPITAL FUNDS

Statements of Assets and Liabilities

April 30, 2018

	DuPont Capital Emerging Markets Fund	DuPont Capital Emerging Markets Debt Fund
Assets
Investments, at value (Cost $21,274,608 and $6,393,542, respectively)	$28,747,819	$5,934,999
Cash	308,955	568,152
Foreign Currency (Cost $ — and $13,308, respectively)	—	13,226
Forward foreign currency contracts appreciation*	—	2,300
Dividends and interest receivable	80,193	91,897
Receivable from Investment Adviser	—	10,290
Prepaid expenses and other assets	18,308	27,299

Total assets	29,155,275	6,648,163

Liabilities
Due to Custodian	10	—
Payable for administration and accounting fees	53,079	31,251
Payable for audit fees	30,287	25,434
Payable for transfer agent fees	26,622	15,505
Payable for printing fees	26,342	79
Payable for custodian fees	12,204	2,027
Payable to Investment Adviser	259	—
Payable for legal fees	113	100
Accrued expenses	2,360	2,036

Total liabilities	151,276	76,432

Net Assets	$29,003,999	$6,571,731

Net Assets consisted of:
Capital stock, $0.01 par value	$30,361	$7,025
Paid-in capital	108,687,365	6,979,002
Accumulated net investment income	320	55,342
Accumulated net realized loss from investments and foreign currency transactions	(87,185,830)	(12,056)
Net unrealized appreciation/(depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currency	7,471,783	(457,582)

Net Assets	$29,003,999	$6,571,731

Class I:
Net asset value, offering and redemption price per share ($29,003,999 / 3,036,124 shares) and ($6,571,731 / 702,532 shares), respectively	$9.55	$9.35

*	Primary risk exposure is foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

23

DUPONT CAPITAL FUNDS

Statements of Operations

For the Year Ended April 30, 2018

	DuPont Capital Emerging Markets Fund	DuPont Capital Emerging Markets Debt Fund
Investment income
Dividends	$1,037,692	$508
Interest	534	410,388
Less: foreign taxes withheld	(127,009)	—

Total investment income	911,217	410,896

Expenses
Advisory fees (Note 2)	342,986	38,897
Administration and accounting fees (Note 2)	99,258	69,227
Trustees’ and officers’ fees (Note 2)	52,336	14,193
Transfer agent fees (Note 2)	43,478	29,510
Custodian fees (Note 2)	38,402	18,927
Printing and shareholder reporting fees	35,872	3,107
Registration and filing fees	32,763	14,087
Legal fees	30,804	4,644
Audit fees	30,030	28,685
Other expenses	4,416	3,163

Total expenses before waivers and reimbursements	710,345	224,440

Less: waivers and reimbursements (Note 2)	(295,495)	(166,742)

Net expenses after waivers and reimbursements	414,850	57,698

Net investment income	496,367	353,198

Net realized and unrealized gain/(loss) from investments
Net realized gain from investments	3,568,383	32,106
Net realized gain/(loss) from foreign currency transactions	(41,815)	7,874
Net realized loss from forward currency contracts*	—	(10,295)
Net change in unrealized appreciation/(depreciation) on investments(a)	2,491,491	(301,938)
Net change in unrealized appreciation/(depreciation) on foreign currency translations	28,548	(119)
Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts*	—	4,249

Net realized and unrealized gain/(loss) on investments	6,046,607	(268,123)

Net increase in net assets resulting from operations	$6,542,974	$85,075

*	Primary risk exposure is foreign currency contracts.
(a)	Change in net unrealized appreciation/(depreciation) on investments for the DuPont Capital Emerging Markets Fund was net of a decrease in deferred foreign capital gains tax of $11,976.

The accompanying notes are an integral part of the financial statements.

24

DUPONT CAPITAL EMERGING MARKETS FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
Increase in net assets from operations:
Net investment income	$496,367	$593,755
Net realized gain from investments and foreign currency transactions	3,526,568	512,824
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	2,520,039	5,740,271

Net increase in net assets resulting from operations	6,542,974	6,846,850

Less dividends and distributions to shareholders from:
Net investment income:
Class I	(517,157)	(542,388)

Net decrease in net assets from dividends and distributions to shareholders	(517,157)	(542,388)

Decrease in net assets derived from capital share transactions (Note 4)	(7,837,897)	(29,625,324)

Total decrease in net assets	(1,812,080)	(23,320,862)

Net assets
Beginning of year	30,816,079	54,136,941

End of year	$29,003,999	$30,816,079

Accumulated net investment income, end of year	$320	$59,713

The accompanying notes are an integral part of the financial statements.

25

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
Increase/(decrease) in net assets from operations:
Net investment income	$353,198	$406,586
Net realized gain/(loss) from investments, forward foreign currency contracts and foreign currency transactions	29,685	(95,934)
Net change in unrealized appreciation/(depreciation) on investments, forward foreign currency contracts and foreign currency translations	(297,808)	191,856

Net increase in net assets resulting from operations	85,075	502,508

Less dividends and distributions to shareholders from:
Net investment income:
Class I	(383,959)	(306,448)
Net realized capital gains:
Class I	—	(12,231)

Net decrease in net assets from dividends and distributions to shareholders	(383,959)	(318,679)

Increase in net assets derived from capital share transactions (Note 4)	725,411	151,148

Total increase in net assets	426,527	334,977

Net Assets
Beginning of year	6,145,204	5,810,227

End of year	$6,571,731	$6,145,204

Accumulated net investment income, end of year	$55,342	$125,039

The accompanying notes are an integral part of the financial statements.

26

DUPONT CAPITAL EMERGING MARKETS FUND

Financial Highlights

Contained below is per share operating performance data for Class I shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

			Class I
	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
Per Share Operating Performance
Net asset value, beginning of year	$7.97	$6.64	$8.28	$8.79	$9.23

Net investment income(1)	0.14	0.11	0.13	0.17	0.11
Net realized and unrealized gain/(loss) on investments	1.59	1.32	(1.73)	(0.53)	(0.44)

Net increase/(decrease) in net assets resulting from operations	1.73	1.43	(1.60)	(0.36)	(0.33)

Dividends and distributions to shareholders from:
Net investment income	(0.15)	(0.10)	(0.04)	(0.15)	(0.11)

Net asset value, end of year	$9.55	$7.97	$6.64	$8.28	$8.79

Total investment return(2)	21.82%	21.77%	(19.23)%	(3.97)%	(3.61)%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$29,004	$30,816	$54,137	$166,994	$492,607
Ratio of expenses to average net assets	1.27%	1.39%	1.60%	1.35%	1.31%
Ratio of expenses to average net assets without waivers and expense reimbursements(3)	2.17%	2.06%	1.63%	1.35%	1.31%
Ratio of net investment income to average net assets	1.52%	1.51%	1.81%	1.95%	1.20%
Portfolio turnover rate	64.9%	28.3%	53.3%	86.4%	69.9%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(3)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

27

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Financial Highlights

Contained below is per share operating performance data for Class I shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

			Class I
	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Period Ended September 27, 2013* to April 30, 2014
Per Share Operating Performance
Net asset value, beginning of year	$9.79	$9.56	$9.77	$10.26	$10.00

Net investment income(1)	0.53	0.66	0.74	0.67	0.40
Net realized and unrealized gain/(loss) on investments	(0.38)	0.11	0.21	(0.43)	0.26

Net increase in net assets resulting from operations	0.15	0.77	0.95	0.24	0.66

Dividends and distributions to shareholders from:
Net investment income	(0.59)	(0.52)	(0.98)	(0.44)	(0.40)
Net realized capital gains	—	(0.02)	(0.18)	(0.29)	—

Total dividends and distributions to shareholders	(0.59)	(0.54)	(1.16)	(0.73)	(0.40)

Net asset value, end of year	$9.35	$9.79	$9.56	$9.77	$10.26

Total investment return(2)	1.46%	8.45%	10.82%	2.41%	6.72%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$6,572	$6,145	$5,810	$7,427	$7,404
Ratio of expenses to average net assets	0.89%	0.89%	0.89%	0.89%	0.89	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	3.46%	3.70%	3.34%	2.25%	4.42	%(3)
Ratio of net investment income to average net assets	5.45%	6.84%	7.93%	6.70%	6.83	%(3)
Portfolio turnover rate	16.9%	17.9%	24.6%	23.7%	21.6	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total return for periods less than one year are not annualized.

(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

28

DUPONT CAPITAL FUNDS

Notes to Financial Statements

April 30, 2018

1. Organization and Significant Accounting Policies

The DuPont Capital Emerging Markets Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The DuPont Capital Emerging Markets Debt Fund is a non-diversified, open-end management investment company registered under the 1940 Act (the DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund are each a “Fund”, and together, the “Funds”). The DuPont Capital Emerging Markets Fund commenced operations on December 6, 2010 and the DuPont Capital Emerging Markets Debt Fund commenced operations on September 27, 2013. The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Funds are each authorized to issue and offer Class I Shares.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by each Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities listed on any national or foreign exchange market system will be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service approved by the FundVantage Board of Trustees. Fixed income securities having remaining maturities of 60 days or less are generally valued at amortized cost, provided such amounts approximates market value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Due to continued volatility in the current market, valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Any assets held by the Funds that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Funds determine the daily NAV per share. Foreign securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Funds. Foreign securities are valued

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Notes to Financial Statements (Continued)

April 30, 2018

based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Forward exchange contracts are valued at the forward rate. Investments in any mutual fund are valued at their respective NAVs as determined by those mutual funds each business day (which may use fair value pricing as disclosed in their prospectuses). Securities that do not have a readily available current market value are valued in accordance with the procedures adopted by the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of each Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 —	quoted prices in active markets for identical securities;

●	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 —	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The fair value of each Fund’s bonds is generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out are recognized at the value at the end of the period.

Significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that each Fund calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. As a result, each Fund fair values foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy.

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DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2018

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of valuation time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used, as of April 30, 2018, in valuing each Fund’s investments carried at fair value:

	DuPont Capital Emerging Markets Fund
	Total Value at 04/30/18	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks
Argentina	$255,563	$255,563	$—	$—
Brazil	1,046,643	1,046,643	—	—
China	7,780,502	1,302,594	6,477,908	—
Czech Republic	419,104	—	419,104	—
Greece	233,363	—	233,363	—
India	1,691,751	642,987	1,048,764	—
Indonesia	418,643	—	418,643	—
Malaysia	642,098	—	642,098	—
Mexico	1,080,583	1,080,583	—	—
Poland	339,890	—	339,890	—
Russia	1,174,099	512,463	661,636	—
South Africa	3,067,578	98,381	2,969,197	—
South Korea	4,362,090	—	4,362,090	—
Taiwan	2,746,090	1,177,993	1,568,097	—
Thailand	447,402	—	447,402	—
Turkey	434,564	—	434,564	—
Preferred Stocks	1,155,653	1,155,653	—	—
Exchange Traded Funds	1,452,203	1,452,203	—	—

Total Investments	$28,747,819	$8,725,063	$20,022,756	$—

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DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2018

	DuPont Capital Emerging Markets Debt Fund
Assets	Total Value at 04/30/18	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Corporate Bonds and Notes	$1,357,710	$—	$1,357,710	$—
Foreign Government Bonds and Notes	4,198,594	—	4,198,594	—
U.S. Treasury Obligations	377,461	—	377,461	—
Common Stocks	1,234	—	1,234	—
Derivatives:
Foreign Currency Contracts
Forward Foreign Currency Contracts	2,300	—	2,300	—

Total Assets	$5,937,299	$—	$5,937,299	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market value, the fair value of each Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values each Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require each Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires each Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when each Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when each Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

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DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2018

For the year ended April 30, 2018, there were transfers from Level 1 to Level 2 of $927,917 and from Level 2 to Level 1 of $479,745 due to foreign fair value adjustments in the DuPont Capital Emerging Markets Fund. The DuPont Capital Emerging Markets Debt Fund had no transfers between Levels 1, 2 and 3.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments.General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

Each Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

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DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2018

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually to shareholders of the DuPont Capital Emerging Markets Fund and dividends from net investment income are declared daily and paid monthly to shareholders of the DuPont Capital Emerging Markets Debt Fund. Distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date for both Funds. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences may include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, each Fund may enter into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent on claims that may be made against each Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Forward Foreign Currency Contracts — A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a fund manage the risk of changes in currency exchange rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. The Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract.

For the year ended April 30, 2018, the DuPont Capital Emerging Markets Debt Fund’s average monthly volume of forward foreign currency contracts was as follows:

Forward Foreign Currency Contracts - Payable (Value At Trade Date)	Forward Foreign Currency Contracts - Receivable (Value At Trade Date)
$(24,863)	$24,863

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DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2018

Currency Risk — Each Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which each Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect each Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for each Fund is determined on the basis of U.S. dollars, each Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of each Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of each Fund’s holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Emerging Markets Risk — The DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund invest in emerging market instruments which are subject to certain credit and market risks. The securities and currency markets of emerging market countries are generally smaller, less developed, less liquid and more volatile than the securities and currency markets of the United States and other developed markets. Disclosure and regulatory standards in many respects are less stringent than in other developed markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations may be extremely limited. Political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristics of more developed countries.

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DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2018

Debt Investment Risk — Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, e.g., bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or if unrated are of comparable quality as determined by the manager, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise.

Recent Accounting Pronouncement — On August 1, 2017, the Funds implemented changes due to amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption of the amendments had no effect on the Funds’ net assets or results of operations.

2. Transactions with Related Parties and Other Service Providers

DuPont Capital Management Corporation (“DuPont Capital” or the “Adviser”) serves as investment adviser to each Fund pursuant to an investment advisory agreement with the Trust. For its services, the Adviser is paid a monthly fee at the annual rate of 1.05% of the DuPont Capital Emerging Markets Fund’s average daily net assets; and 0.60% of the DuPont Capital Emerging Markets Debt Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of each Fund to the extent necessary to ensure that the Funds’ total operating expenses, excluding taxes, “Acquired Fund Fees and Expenses”, interest, extraordinary items, and brokerage commissions, do not exceed 1.27% and 0.89%, respectively, (on an annual basis) of the DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund’s average daily net assets (the “Expense Limitation”), respectively. The Expense Limitations will remain in place until August 31, 2018, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for each Fund. The Adviser is permitted to seek reimbursement from the Funds, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless each Funds’ expenses are below the Expense Limitation amount.

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DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2018

For the year ended April 30, 2018, the Adviser earned advisory fees of $342,986 and $38,897 for the DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund, respectively. For the year ended April 30, 2018, the Adviser waived and reimbursed fees and expenses of $295,495 and $166,742 for the DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund, respectively.

As of April 30, 2018, the amount of potential recoupment by the Adviser was as follows:

	Expiration 04/30/2019	Expiration 04/30/2020	Expiration 04/30/2021	Total
DuPont Capital Emerging Markets Fund	$30,175	$263,954	$295,495	$589,624
DuPont Capital Emerging Markets Debt Fund	157,238	167,169	166,742	491,149

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Funds. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Funds pursuant to an underwriting agreement between the Trust and the Underwriter.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees of the Trust receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. The remuneration paid to the Trustees by the Funds during the year ended April 30, 2018 was $10,378 for the DuPont Capital Emerging Markets Fund and $2,007 for the DuPont Capital Emerging Markets Debt Fund. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Funds or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. Freeh Group International Solutions, LLC (“Freeh”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Freeh are compensated for their services provided to the Trust.

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DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2018

3. Investment in Securities

For the year ended April 30, 2018, aggregate purchases and sales of investment securities (excluding U.S. Government and agency short-term investments and other short-term investments) of the Funds were as follows:

	Purchases	Sales
DuPont Capital Emerging Markets Fund Investment Securities	$20,686,106	$28,512,819
DuPont Capital Emerging Markets Debt Fund Investment Securities	$984,626	$1,002,562
U.S. Government Securities	395,313	—

4. Capital Share Transactions

For the years ended April 30, 2018 and 2017, transactions in capital shares (authorized shares unlimited) were as follows:

	DuPont Capital Emerging Markets Fund
	For the Year Ended April 30, 2018		For the Year Ended April 30, 2017
	Shares	Amount	Shares	Amount
Class I
Sales	147,489	$1,403,791	427,269	$3,012,038
Reinvestments	57,718	517,157	76,004	541,146
Redemptions	(1,035,378)	(9,758,845)	(4,787,175)	(33,178,508)

Net decrease	(830,171)	$(7,837,897)	(4,283,902)	$(29,625,324)

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DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2018

	DuPont Capital Emerging Markets Debt Fund
	For the Year Ended April 30, 2018		For the Year Ended April 30, 2017
	Shares	Amount	Shares	Amount
Class I
Sales	34,630	$341,452	37,407	$341,899
Reinvestments	40,104	383,959	34,295	318,679
Redemptions	—	—	(51,817)	(509,430)

Net increase	74,734	$725,411	19,885	$151,148

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Each Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. Net investment income, net realized gains and net assets were not affected by these adjustments. The following permanent differences as of April 30, 2018, primarily attributed to the reclassification of (a) gains and losses on foreign currency transactions and (b) gain on the sale of passive foreign investment company securities, were reclassified among the following accounts:

	Increase/(Decrease) Undistributed Net Investment Income	Increase/(Decrease) Accumulated Net Realized Loss	Increase/(Decrease) Additional Paid-In Capital
DuPont Capital Emerging Markets Fund	$(38,603)	$38,603	$—
DuPont Capital Emerging Markets Debt Fund	(38,936)	38,936	—

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DUPONT CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2018

For the year ended April 30, 2018, the tax character of distributions paid by the DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund were $517,157 and $383,959 of ordinary income dividends, respectively. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2018, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
DuPont Capital Emerging Markets Fund	$(85,551,463)	$18,139	$—	$5,819,597	$—
DuPont Capital Emerging Markets Debt Fund	$(12,056)	$98,064	$—	$ (500,304)	$—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.

At April 30, 2018, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
DuPont Capital Emerging Markets Fund	$22,926,794	$7,784,204	$(1,963,179)	$5,821,025
DuPont Capital Emerging Markets Debt Fund	6,433,964	287,286	(786,251)	(498,965)

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain net capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2018, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2018. For the year ended April 30, 2018, the Funds had no capital loss deferrals.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2018 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2018, the DuPont Capital Emerging Markets Fund had capital loss carryforwards of $85,551,463, of which $61,226,591 are long-term losses and $24,324,872 are short-term losses and have an unlimited

40

DUPONT CAPITAL FUNDS

Notes to Financial Statements (Concluded)

April 30, 2018

period of capital loss carryforward. As of April 30, 2018, the DuPont Capital Emerging Markets Debt Fund had capital loss carryforwards of $12,056, all of which are long-term losses and have an unlimited period of capital loss carryforward. On November 27, 2015, the DuPont Capital Emerging Markets Fund experienced a more than 50% change of ownership as defined by Internal Revenue Code Section 382(g) giving rise to an annual capital loss carryforward limitation on the use of pre-ownership change capital losses. At the time of the change the DuPont Capital Emerging Markets Fund had $83,500,000 of capital loss carryforwards impacted by the ownership change and the use of those losses against capital gains will be limited to $1,618,329 per tax year. The permitted annual capital loss, if not applied to capital gains in the tax year, will accumulate and be available in the next year for use.

During the year ended April 30, 2018, the Dupont Capital Emerging Markets Fund utilized $2,635,496 of prior year capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on each Fund through the date the financial statements were issued and has determined that there are no material subsequent events requiring recognition or disclosure in the financial statements.

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DUPONT CAPITAL FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of DuPont Capital Emerging Markets Fund and DuPont Capital Emerging Markets Debt Fund (two of the funds constituting FundVantage Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2018, the related statements of operations for the year ended April 30, 2018, the statements of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 22, 2018

We have served as the auditor of one or more DuPont Capital Management Corporation investment companies since 2011.

42

DUPONT CAPITAL FUNDS

Shareholder Tax Information

(Unaudited)

The DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund are required by Subchapter M of the Internal Revenue Code to advise its shareholders of the U.S. federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2018, the DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund paid $517,157 and $383,959 of ordinary income dividends, respectively, to their shareholders. The DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund did not pay long-term capital gains dividend, to their shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund designate 100.00% and 0.00%, respectively, of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations for the DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund is 0.05% and 0.73%, respectively.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction for the DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund is 0.00% and 0.00%, respectively.

The DuPont Capital Emerging Markets Debt Fund designates 100.00% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004. There was no percentage of qualified short-term capital gain for the DuPont Capital Emerging Markets Fund.

The percentage of the ordinary income distribution paid by the DuPont Capital Emerging Markets Debt Fund during 2018 which was derived from U.S. Treasury securities was 0.69%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2018. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

The DuPont Capital Emerging Markets Fund paid foreign taxes and recognized foreign source income as follows:

Foreign Taxes Paid	Foreign Source Income
$75,658	$1,033,000

43

DUPONT CAPITAL FUNDS

Shareholder Tax Information

(Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2018. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2019.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

44

DUPONT CAPITAL FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 447-0014 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

45

DUPONT CAPITAL FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 447-0014.

46

DUPONT CAPITAL FUNDS

Fund Management

(Unaudited)

    FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

    The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Funds. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

    The Statement of Additional Information for each Fund contains additional information about the Trustees and is available, without charge, upon request by calling (888) 447-0014.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	40	Optimum Fund Trust (registered investment company with 6 portfolios).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	40	None.

47

DUPONT CAPITAL FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2016.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	40	Brinker Capital Destinations Trust (registered investment company with 10 portfolios).

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	40	Copeland Trust (registered investment company with 2 portfolios).

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	40	Lincoln Variable Insurance Products Trust (registered investment company with 92 portfolios).

48

DUPONT CAPITAL FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2015.	President of Lebisky Compliance Consulting LLC since October 2015; Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

49

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Investment Adviser

DuPont Capital Management Corporation

One Righter Parkway

Suite 3200

Wilmington, DE 19803

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

DUP-0418

DUPONT CAPITAL

EMERGING MARKETS

FUND

DUPONT CAPITAL

EMERGING MARKETS

DEBT FUND

of

FundVantage Trust

Class I

ANNUAL REPORT

April 30, 2018

This report is submitted for the general information of the shareholders of the DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund.

EIC VALUE FUND

Annual Investment Adviser’s Report

April 30, 2018

(Unaudited)

Dear Fellow Shareholder,

Thank you for reviewing our annual report. In it, we discuss our perspective on the market, the EIC Value Fund’s (the “Fund”) performance, and some of our recent purchase and sale activity in the Fund. A listing of the Fund’s investments and other financial information follow our comments.

Perspective on the Market

Stocks were strong performers in 2017, with the S&P 500® Index increasing each and every month. For the year, the Russell 3000® Value Index gained 13.2%, and the S&P 500 rose 21.8%. Stocks continued their run in January of 2018, with the Russell 3000 Value and S&P 500 indices increasing 3.7% and 5.7%, respectively.

The difference in returns between the Russell 3000 Value and S&P 500 indices was largely attributable to the latter holding more growth stocks, especially in the market-leading technology sector. In 2017, growth outperformed value by the widest margin since 2009, and it has now surpassed value for the majority of the past eleven years. In fact, despite some reversion in 2016 (especially post-election), 2017 and the first four months of 2018 have extended the longest period of growth-stock dominance in decades.

Perhaps the defining characteristic of the U.S. equity market in 2017 was the lack of volatility. Indeed, by some measures it was the quietest year since the Beatles appeared on the Ed Sullivan Show in 1964. According to the Wall Street Journal Market Data Group, the absolute daily percentage change for the S&P 500 in 2017 was 0.3%, the smallest in 53 years.1

Several milestones like this were set in 2017 and early 2018. For example, the S&P 500 increased for 15 straight months through January of 2018, an unprecedented streak. Likewise, the index didn’t experience a drop of 3% or more from an all-time high from November 7, 2016, through February 1, 2018, a record-setting length of time.2

The lack of volatility ended abruptly in late January of this year. Through January 26, 2018, the Russell 3000 Value Index gained 5.8%, and the S&P 500 did even better, rising 7.6%. From that inflection point, however, the market dropped substantially for the next nine days. It then bounced between gains and losses, finishing modestly negative year-to-date through April 30, 2018.

We believe in mean reversion. Strong past performance is often followed by weak future performance, and vice versa. Same with volatility. So the pickup in volatility so far this year wasn’t a surprise to us. We think it was overdue and a welcome change – the increase in volatility has given us more potential investment opportunities to consider.

[1]	Vlastelica, Ryan, “The Last Time Stocks Were This Quiet Was the Year the Beatles Went on Ed Sullivan.” MarketWatch, Inc., 20 December 2017. https://www.marketwatch.com/story/the-last-time-stocks-were-this-quiet-was-the-year-the-beatles-went-on-ed-sullivan-2017-12-14. 18 January 2018.
[2]	Bilello, Charlie, “2017: The Year in Charts.” Pension Partners. 05 January 2018. http://pensionpartners.com/2017-the-year-in-charts.” 18 January 2018.

1

EIC VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2018

(Unaudited)

While the overall declines for the market were relatively modest year-to-date, the table below demonstrates that stock price movements have exhibited a degree of volatility that hasn’t been seen since the first quarter of 2016, when both the Russell 3000 Value and S&P 500 indices dropped more than 10% intra-quarter before finishing at higher levels than they had started.

		Intra-Period Returns				YTD 2018
	12/31/17 - 1/26/18	1/27/18 - 2/8/18	2/9/18 - 3/9/18	3/10/18 - 4/2/18	4/3/18 - 4/30/18	12/31/17 - 4/30/18
EIC Value Fund*	6.36%	-9.06%	3.11%	-4.25%	2.86%	-1.78%
Russell 3000® Value Index	5.79%	-9.99%	6.54%	-6.27%	2.65%	-2.40%
S&P 500® Index	7.55%	-10.10%	8.21%	-7.27%	2.68%	-0.38%

Data Source: Morningstar DirectSM *Performance for Institutional Class Shares.

The results shown in the table above are over very short time periods, and we caution against drawing sweeping conclusions. Nevertheless, the Fund’s return pattern was generally consistent with its history of declining less in down markets while not keeping up with the indices during periods of strong upward movements. This combination led to overall performance that was slightly ahead of the Russell 3000 Value Index on a year-to-date basis.

We believe there are likely several causes for the increased volatility. Higher interest rates led to significant price declines in utilities, REITs, longer duration fixed-income investments, and perhaps, equity prices overall. Fear of trade wars, while bidding up some perceived winners, was seemingly a net negative for equity prices. And finally, negative headlines at a number of technology bellwethers may have caused a rethink of pricing and risk in that sector.

It remains to be seen whether the market has entered an extended period of increased volatility or the bull market quickly and quietly resumes. The economist Paul Samuelson famously said, “We have but one sample of history,” meaning that far more things could have happened than did. Just as importantly, we will get only one sample of the future. As always, it will be unpredictable, and the return pattern that we experience will be just one of infinite possibilities. Our goal in such an uncertain world is to construct a portfolio that seeks to increase the odds of investment success, no matter what the market delivers.*

Taking a step back, the increase in volatility has presented us with more to look at in terms of potential investment opportunities. However, we still face a market that is expensive by historical standards and where significant risks

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 430-6487.

*There can be no guarantee that any strategy will be successful. All investing involves risk, including potential loss of principal.

2

EIC VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2018

(Unaudited)

remain. While we added to a few Fund holdings this year and initiated a couple of new purchases, we also trimmed several stocks. As a result, the Fund’s cash level (cash and short-term investments described in more detail below) hasn’t dropped much.

We are pleased that the increase in leverage at investment-grade, publicly traded companies is finally gaining investors’ attention. Born of years of low interest rates and favorable borrowing conditions, the non-financial index constituents now have a notably lower credit profile than ten years ago. As rates rise, we believe that companies with aggressive capital structures will be less able to manage through an eventual recession or a turn in the credit cycle.

For some time now, we have been cautious regarding exposure to companies with rising leverage, and it is one example of how we aim to manage risk before it becomes problematic. As shown below, the Fund compares favorably to the Russell 3000 Value Index in terms of S&P credit-quality ratings. While positioning the Fund this way has not been particularly rewarding the last five years, we suspect that may change going forward.

	Russell 3000® Value Index				EIC Value Fund
		Percentage of Index by			Percentage of Portfolio by
	Companies	Names	Mkt Cap	Companies	Names	Weight
BBB- Rated	108	5.2%	5.4%	1	2.8%	2.5%
Junk Rated*	423	20.4%	9.4%	2	5.6%	3.1%
Total	531	25.6%	14.8%	3	8.4%	5.6%

Data Source: S&P Global Ratings as of 4/30/18. Credit-quality ratings represent Standard & Poor’s (S&P) opinion as to the quality of the securities they rate. The ratings range from AAA (extremely strong capacity to meet its financial commitments) to D (in default). Ratings are relative and subjective and are not absolute standards of quality. The ratings provided relate to the underlying securities within the Fund and not the Fund itself. *Junk rated refers to those securities with non-investment grade ratings ranging from BB+ (speculative) to D.

Fund Performance

For the twelve months ended April 30, 2018, the Fund’s Institutional Class shares rose 9.70% net of expenses. The Russell 3000® Value Index gained 7.42%, while the S&P 500® Index increased 13.27%.

Performance attribution for the twelve-month period follows. Fund results are compared to the Russell 3000 Value Index.

The Fund’s outperformance relative to its benchmark was primarily attributable to our stock selection over the period.

We don’t target sector weightings, either in an absolute sense or relative to market indices; they are instead principally a residual of stock selection. Nevertheless, it is at times instructive to see how sector allocations affected performance. On balance, they were a marginally positive contributor to Fund performance.

Securities in the Fund do not match those in the indices and performance of the Fund will differ. Indices are unmanaged, do not incur management fees, cost and expenses, and cannot be invested in directly.

3

EIC VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2018

(Unaudited)

Seven of the eleven sectors in the Russell 3000 Value Index posted positive returns for the twelve months ended April 30, 2018. Information technology and financials were the top performing sectors, gaining 19.1% and 16.2%, respectively. Energy was next in line, rising 12.3%, followed by materials, up 11.9%.

We were overweight technology but underweight financials (though it was our largest nominal sector allocation) and energy relative to the index. Our allocation to the materials sector was nearly identical to the index’s weighting.

In contrast, consumer staples and telecommunication services were the two worst performing sectors, declining 9.3% and 7.5%, respectively. Real estate, which fell 3.7%, and industrials, which dropped 2.3%, were also weak performers. Fortunately, we were underweight all except consumer staples.

Our stock selection in consumer staples more than offset our overweight to the market’s poorest performing sector. The Fund’s holdings gained a combined 7.9%, compared to a 9.3% decrease for the index’s consumer staples stocks. Wal-Mart Stores, up 20.5%, and Whole Foods Market, which rose 16.3% before we sold it in June of 2017, were the Fund’s standout performers in this sector.

Likewise, our stock selection in the consumer discretionary sector contributed to performance. The Fund’s holdings in this sector posted a collective return of 24.5%, while the index’s stocks were up 5.3%. All three of the Fund’s consumer discretionary stocks performed well: Target, Honda, and Lowe’s Companies climbed 35.4%, 20.7%, and 13.1%, respectively.

Our stock selection in the energy sector also helped. The Fund’s holdings increased a combined 26.3%, while the index’s energy stocks gained 12.3%. In particular, Diamond Offshore Drilling climbed 69.8% over the twelve-month period, and ConocoPhillips rose 39.8%.

On the other hand, our security selection in the financials sector adversely affected Fund performance. The Fund’s holdings advanced a combined 10.3% but trailed the index’s financials, which rose 16.2%. More specifically, strong showings from American Express, up 26.5%, PNC Financial Services, up 24.2%, and SunTrust Banks, up 20.5% were offset by a 13.4% decline from Franklin Resources, a 2.8% decrease from Annaly Capital Management, and a 0.9% drop from Wells Fargo.

Our stock selection in health care also detracted from Fund performance. The Fund’s health care holdings declined 0.7%, while the index’s stocks gained 7.0%. Notably, CVS Health Corporation decreased 23.1%.

Given the market’s advance, cash has been the largest drag on Fund performance over the last twelve months. The Fund’s cash position (including the short-term investments described below) continues to be high, 16.3% at the end of April, because we find few compelling bargains in today’s market.

Portfolio Activity

Overall, the Fund’s portfolio turnover was relatively low during the twelve-month period, though it has picked up some in 2018 as market volatility has increased. Consistent with our history, portfolio turnover moves directly in line with volatility. That is, turnover increases when volatility does, as more attractive investment opportunities return.

Here’s a recap of some of our recent purchase and sale activity.

4

EIC VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2018

(Unaudited)

In November of 2017, we purchased a new position in Schlumberger Limited, a large and diversified provider of oilfield services including technical reservoir evaluation, drilling and production-related services. The company’s performance has been impacted by lower oilfield activity due to commodity price declines over the last several years. Despite this challenging environment, Schlumberger has maintained a prudent capitalization structure and strong cash flow characteristics. Thus, we feel the company is positioned to both endure a sustained downturn and capitalize should oilfield activity improve.

Also in late 2017, we trimmed PNC Financial Services, Taiwan Semiconductor, and Wal-Mart, all due to valuation after strong price increases. We added to our positions in Target and Wells Fargo on price weakness. Both maintain good structural characteristics but have lagged the market due to company-specific challenges we believe are sufficiently reflected in their stock prices.

So far in 2018, in addition to numerous trims and adds based on valuation, we initiated a new position in National Grid PLC, a London-based utility with mostly regulated operations in the United Kingdom and the northeast United States. The company operates in reasonably constructive regulatory jurisdictions and so has a favorable return on equity for a utility, along with an A- S&P credit-quality rating. At purchase, it traded at a reasonable valuation and offered a well-covered 5.6% dividend yield.

We also added Molson Coors Brewing (TAP) to the Fund. TAP operates the Coors, Miller and Molson beer brands (among many others) in North America, and the Carling and Staropramen brands in Europe. It is the #2 beer brewer by market share in the U.S. and Canada, and is similarly positioned across a number of European countries.

Back in 2008, Molson Coors contributed its U.S. business to a joint venture with SAB Miller to form Miller Coors, of which Molson Coors owned a 42% interest. In 2016, TAP was afforded the opportunity to take 100% ownership of the Miller and Coors brands (#2 & #3 in U.S. market share) at an attractive price. The company took on a substantial amount of debt to finance this purchase but has since made steady progress deleveraging. We believe it is on track to increase capital returns as early as the end of 2018.

TAP is a good, stable business in an industry that has seen slowly declining volumes over the past 15 years. The growth of craft beers, a common concern, has slowed markedly in the last two years as new entrants have flooded the market, and consumers seem to have limited demand for a luxury/premium consumable like craft beer. Thus, we feel confident that TAP will be able to maintain revenues while improving margins via synergies from the 2016 acquisition. We believe its shares are attractively priced, trading at a forward price/earnings ratio of less than 14, thus providing a good entry point.

We sold our position in CVS Health Corporation after the announcement of its planned purchase of insurance giant Aetna for $69 billion, the largest health-care deal in history. Whether CVS will be able to successfully integrate its drugstore and pharmacy-benefit-manager businesses with health insurance remains to be seen, and the acquisition still has to be approved by regulators, who have been skeptical of similar health care mergers. Moreover, the company will issue up to an additional $49 billion in debt to finance the acquisition, significantly increasing its leverage.

Lastly, we also initiated a position in the iShares Short Treasury Bond ETF (SHV), a liquid, short-term bond ETF that delivers a higher yield than our current Treasury money market fund. SHV invests only in U.S. Treasury securities that mature in less than one year; thus, there’s little credit risk and not much exposure to rising interest rates. It also provides ample trading volume, and, of course, the underlying investments are liquid. All in all, we view it as an effective way to pick up some additional yield in the Fund.

5

EIC VALUE FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2018

(Unaudited)

Firm Update

We’re very deliberate when adding personnel to our team. Hiring decisions are important in all organizations, critically so in smaller firms like ours, and we pride ourselves in the care and diligence applied to the process. All prospective employees go through a rigorous screening process, including input from an industrial psychologist, to help identify those who are likely to be the best fit.

In early 2017, we launched a search for a research analyst. As we evaluated the pool of candidates, we were so impressed with their quality, we ended up extending offers to two. The first, Bo Ladyman, joined us late in 2017, and the second, Tom Knapp, came aboard in April of this year. Bo is a CFA® Charterholder and comes to us with over eight years of analyst experience, most recently at Resolution Capital. Tom comes to us from Eagle Asset Management, where he spent the last ten years as a trader and credit analyst. He earned an MBA from Columbia University and also holds the CFA designation. We think that Bo and Tom have the right combination of experience and a passion for investing to begin contributing immediately. We are happy to have them join our team.

CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute

There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal.

This letter is intended to assist shareholders in understanding how the Fund performed during the twelve months ended April 30, 2018 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

London Stock Exchange Group PLC (“LSE Group”) is the source and owner of FTSE Russell index data. FTSE Russell is a trading name of certain of the LSE Group companies. “Russell®” is a trade mark of the relevant LSE Group companies and is used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

6

EIC VALUE FUND

Annual Report

Performance Data

April 30, 2018

(Unaudited)

Comparison of Change in Value of $10,000 Investment in EIC Value Fund’s Class A

vs. Russell 3000® Value Index and S&P 500® Index

Class A of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.50%. This results in a net investment of $9,450. Performance of Class C will vary from Class A due to differences in class-specific fees.

Average Annual Total Returns for the Periods Ended April 30, 2018
	1 Year	3 Years	5 Years	Since Inception*
Class A (with sales charge)	3.41%	3.54%	6.77%	7.68%
Class A (without sales charge)	9.45%	5.51%	7.98%	8.56%
Russell 3000® Value Index	7.42%	7.78%	10.50%	10.87	%**
S&P 500® Index	13.27%	10.57%	12.96%	12.64	%**

Class C (with CDSC charge)	7.63%	4.73%	7.17%	8.18%
Class C (without CDSC charge)	8.63%	4.73%	7.17%	8.18%
Russell 3000® Value Index	7.42%	7.78%	10.50%	11.61	%**
S&P 500® Index	13.27%	10.57%	12.96%	13.22	%**

*   Class A and Class C of the EIC Value Fund (the “Fund”) commenced operations on May 19, 2011 and July 18, 2011, respectively.

**  Benchmark performance is from commencement date of the Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 430-6487.

7

EIC VALUE FUND

Annual Report

Performance Data (Continued)

April 30, 2018

(Unaudited)

Comparison of Change in Value of $100,000 (investment minimum) Investment in

EIC Value Fund’s Institutional Class

vs. Russell 3000® Value Index and S&P 500® Index

Average Annual Total Returns for the Periods Ended April 30, 2018
	1 Year	3 Years	5 Years	Since Inception*
Institutional Class	9.70%	5.78%	8.25%	8.76%
Russell 3000® Value Index	7.42%	7.78%	10.50%	10.54	%**
S&P500® Index	13.27%	10.57%	12.96%	12.30	%**

*   Institutional Class shares of the EIC Value Fund (the “Fund”) inception date was April 29, 2011. Operations commenced on May 1, 2011.

** Benchmark performance is from commencement date of the Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (855) 430-6487.

8

EIC VALUE FUND

Annual Report

Performance Data (Concluded)

April 30, 2018

(Unaudited)

The returns shown for Class A shares reflect a deduction for the maximum front-end sales charge of 5.50%. The returns shown for Class C shares reflect a maximum deferred sales charge of 1.00%. All of the Fund’s share classes apply a 2.00% fee to the value of shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above. The Fund’s “Total Annual Fund Operating Expenses” as stated in the current prospectus dated September 1, 2017, are 1.25% for Class A shares, 2.00% for Class C shares and 1.00% for Institutional Class shares, respectively, of the Fund Class’ average daily net assets. The ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Equity Investment Corporation (the “Adviser”) has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent necessary to ensure that the Fund’s “Total Annual Fund Operating Expenses,” excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees or shareholder service fees), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, do not exceed 1.00% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the date on which the Adviser reduced its compensation and/or assumed expenses of the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

Mutual fund investing involves risk, including possible loss of principal. Value investing involves the risk that the Fund’s investing in companies believed to be undervalued will not appreciate as anticipated. The Fund may invest in the stocks of smaller-and medium-sized companies which may be more vulnerable to adverse business or economic events than larger, more established companies.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500 (“S&P 500®”) Index and the Russell 3000® Value Index. The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 3000® Value Index is an unmanaged index that measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth rates.

9

EIC VALUE FUND

Fund Expense Disclosure

April 30, 2018

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments (if any) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2017 through April 30, 2018 and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, the second line of each accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

EIC VALUE FUND

Fund Expense Disclosure (Concluded)

April 30, 2018

(Unaudited)

	EIC Value Fund
	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period*
Class A
Actual	$1,000.00	$1,031.70	$ 6.25
Hypothetical (5% return before expenses)	1,000.00	1,018.65	6.21
Class C
Actual	$1,000.00	$1,028.40	$10.01
Hypothetical (5% return before expenses)	1,000.00	1,014.93	9.94
Institutional Class
Actual	$1,000.00	$1,033.10	$ 4.99
Hypothetical (5% return before expenses)	1,000.00	1,019.89	4.96

*

Expenses are equal to the Fund’s annualized expense ratio for the six-month period ended April 30, 2018 of 1.24%, 1.99%, and 0.99% for Class A, Class C, and Institutional Class shares, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in each table are based on the actual six-month total returns for the Fund of 3.17%, 2.84%, and 3.31% for Class A, Class C, and Institutional Class shares, respectively.

11

EIC VALUE FUND

Portfolio Holdings Summary Table

April 30, 2018

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Consumer, Non-cyclical	20.9%	$50,928,616
Financial	19.0	46,176,415
Energy	10.8	26,388,455
Consumer, Cyclical	8.6	21,003,856
Communications	6.5	15,958,501
Utilities	5.9	14,488,175
Technology	4.4	10,622,757
Industrial	3.3	7,945,000
Basic Materials	2.6	6,220,450
REITs-Diversified	1.3	3,178,924
REITs-Office Property	0.7	1,817,101
Short-Term Investments	16.3	39,606,291
Liabilities in Excess of Other Assets	(0.3)	(673,790)

NET ASSETS	100.0%	$243,660,751

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

12

EIC VALUE FUND

Portfolio of Investments

April 30, 2018

	Number of Shares	Value

COMMON STOCKS — 84.0%
Basic Materials — 2.6%
PPG Industries, Inc.	58,750	$6,220,450

Communications — 6.5%
Cisco Systems, Inc.	109,195	4,836,247
ebay, Inc.*	144,350	5,467,978
Verizon Communications, Inc.	114,575	5,654,276

		15,958,501

Consumer, Cyclical — 8.6%
Honda Motor Co. Ltd., SP ADR	80,850	2,778,006
Lowe’s Cos, Inc.	64,300	5,300,249
Target Corp.	101,885	7,396,851
Walmart, Inc.	62,500	5,528,750

		21,003,856

Consumer, Non-cyclical — 20.9%
GlaxoSmithKline PLC, SP ADR	242,290	9,718,252
Johnson & Johnson	44,190	5,589,593
Kroger Co. (The)	269,650	6,792,484
McKesson Corp.	35,925	5,611,844
Medtronic PLC	84,335	6,757,764
Molson Coors Brewing Co., Class-B	85,750	6,108,830
Pepsico, Inc.	64,530	6,513,659
Procter & Gamble Co. (The)	53,030	3,836,190

		50,928,616

Energy — 10.8%
ConocoPhillips	77,650	5,086,075
Diamond Offshore Drilling, Inc.*	304,985	5,608,674
Exxon Mobil Corp.	116,975	9,094,806

	Number of Shares	Value

COMMON STOCKS — (Continued)
Energy — (Continued)
Schlumberger Ltd.	96,250	$6,598,900

		26,388,455

Financial — 19.0%
American Express Co.	80,680	7,967,150
Franklin Resources, Inc.	51,150	1,720,686
PNC Financial Services Group, Inc. (The)	31,450	4,579,434
SunTrust Banks, Inc.	78,030	5,212,404
Torchmark Corp.	58,577	5,080,969
Travelers Cos, Inc. (The)	51,680	6,801,088
US Bancorp	159,765	8,060,144
Wells Fargo & Co.	129,995	6,754,540

		46,176,415

Industrial — 3.3%
United Parcel Service, Inc., Class-B	70,000	7,945,000

REITs-Diversified — 1.3%
Annaly Capital Management, Inc. REIT	306,550	3,178,924

REITs-Office Property — 0.7%
Mack-Cali Realty Corp. REIT	105,830	1,817,101

Technology — 4.4%
Microsoft Corp.	44,470	4,158,834
QUALCOMM, Inc.	64,800	3,305,448
Taiwan Semiconductor Manufacturing Co., Ltd., SP ADR	82,145	3,158,475

		10,622,757

The accompanying notes are an integral part of the financial statements.

13

EIC VALUE FUND

Portfolio of Investments (Concluded)

April 30, 2018

	Number of Shares	Value

COMMON STOCKS — (Continued)
Utilities — 5.9%
Exelon Corp	220,885	$8,764,717
National Grid PLC, SP ADR	98,375	5,723,458

		14,488,175

TOTAL COMMON STOCKS (Cost $154,178,408)		204,728,250

SHORT-TERM INVESTMENTS — 16.3%
Exchange Traded Fund — 5.3%
iShares Short Treasury Bond ETF 1.73%(a)	116,365	12,842,041

Money Market Fund — 11.0%
Dreyfus Institutional Treasury Securities Advantage Fund, Premier Shares 1.27%(b)	26,764,250	26,764,250

TOTAL SHORT-TERM INVESTMENTS (Cost $39,602,719)		39,606,291

TOTAL INVESTMENTS - 100.3% (Cost $193,781,127)		244,334,541
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3)%		(673,790)

NET ASSETS - 100.0%		$243,660,751

*	Non-income producing.
(a)	Rate periodically changes. Rate disclosed is the

30-day SEC yield at April 30, 2018.

(b)	Rate periodically changes. Rate disclosed is the

7-day yield at April 30, 2018.

PLC	Public Limited Company
REIT	Real Estate Investment Trust
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

14

EIC VALUE FUND

Statement of Assets and Liabilities

April 30, 2018

Assets
Investments, at value (Cost $193,781,127)	$244,334,541
Receivable for capital shares sold	112,869
Dividends receivable	195,468
Prepaid expenses and other assets	45,454

Total assets	244,688,332

Liabilities
Payable for capital shares redeemed	631,535
Payable to Adviser	151,110
Payable for transfer agent fees	73,162
Payable for administration and accounting fees	56,685
Payable for distribution fees	32,488
Payable for shareholder servicing fees	7,541
Payable for custodian fees	5,640
Payable for legal fees	4,993
Accrued expenses	64,427

Total liabilities	1,027,581

Net Assets	$243,660,751

Net Assets consisted of:
Capital stock, $0.01 par value	$170,085
Paid-in capital	183,387,722
Accumulated net investment income	955,149
Accumulated net realized gain from investments	8,594,381
Net unrealized appreciation on investments	50,553,414

Net Assets	$243,660,751

Class A:
Net asset value, redemption price per share ($47,273,832 / 3,298,476 shares)	$14.33

Maximum offering price per share (100/94.5 of $14.33)	$15.16

Class C:
Net asset value, offering and redemption price per share ($35,487,950 / 2,513,955 shares)	$14.12

Institutional Class:
Net asset value, offering and redemption price per share ($160,898,969 / 11,196,030 shares)	$14.37

The accompanying notes are an integral part of the financial statements.

15

EIC VALUE FUND

Statement of Operations

For the Year Ended April 30, 2018

Investment income
Dividends	$6,179,792
Less: foreign taxes withheld	(52,010)

Total investment income	6,127,782

Expenses
Advisory fees (Note 2)	1,914,973
Distribution fees (Class C) (Note 2)	304,072
Administration and accounting fees (Note 2)	143,407
Transfer agent fees (Note 2)	139,093
Distribution fees (Class A) (Note 2)	130,341
Shareholder servicing fees (Class C) (Note 2)	101,358
Registration and filing fees	75,619
Trustees’ and officers’ fees (Note 2)	65,189
Printing and shareholder reporting fees	63,969
Legal fees	41,009
Audit fees	29,449
Custodian fees (Note 2)	28,952
Other expenses	23,936

Total expenses	3,061,367

Net investment income	3,066,415

Net realized and unrealized gain from investments:
Net realized gain from investments	22,167,785
Net change in unrealized appreciation/(depreciation) on investments	(1,866,315)

Net realized and unrealized gain on investments	20,301,470

Net increase in net assets resulting from operations	$23,367,885

The accompanying notes are an integral part of the financial statements.

16

EIC VALUE FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
Increase in net assets from operations:
Net investment income	$3,066,415	$3,099,730
Net realized gain from investments	22,167,785	10,832,252
Net change in unrealized appreciation/(depreciation) on investments	(1,866,315)	18,832,954

Net increase in net assets resulting from operations	23,367,885	32,764,936

Less dividends and distributions to shareholders from:
Net investment income:
Class A	(514,677)	(441,269)
Class C	(188,526)	(7,146)
Institutional Class	(1,960,906)	(2,061,543)

Total net investment income	(2,664,109)	(2,509,958)

Net realized capital gains:
Class A	(3,801,527)	(561,066)
Class C	(2,975,329)	(479,439)
Institutional Class	(11,632,211)	(1,934,616)

Total net realized capital gains	(18,409,067)	(2,975,121)

Net decrease in net assets from dividends and distributions to shareholders	(21,073,176)	(5,485,079)

Decrease in net assets derived from capital share transactions (Note 4)	(27,654,951)	(72,071,384)

Total decrease in net assets	(25,360,242)	(44,791,527)

Net assets
Beginning of year	269,020,993	313,812,520

End of year	$243,660,751	$269,020,993

Accumulated net investment income, end of year	$955,149	$742,745

The accompanying notes are an integral part of the financial statements.

17

EIC VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class A shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the	For the	For the		For the		For the
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	April 30, 2018	April 30, 2017	April 30, 2016		April 30, 2015		April 30, 2014
Per Share Operating Performance
Net asset value, beginning of year	$14.22	$13.02	$13.91		$13.37		$11.91

Net investment income(1)	0.17	0.13	0.11		0.12		0.12
Net realized and unrealized gain/(loss) on investments	1.15	1.32	(0.60)		0.98		1.70

Net increase/(decrease) in net assets resulting from operations	1.32	1.45	(0.49)		1.10		1.82

Dividends and distributions to shareholders from:
Net investment income	(0.15)	(0.11)	(0.14)		(0.10)		(0.11)
Net realized capital gains	(1.06)	(0.14)	(0.26)		(0.46)		(0.25)

Total dividends and distributions to shareholders	(1.21)	(0.25)	(0.40)		(0.56)		(0.36)

Redemption fees	— (2)	—	—	(2)	—	(2)	—	(2)

Net asset value, end of year	$14.33	$14.22	$13.02		$13.91		$13.37

Total investment return(3)	9.45%	11.13%	(3.44)%		8.22%		15.46%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$47,274	$52,845	$65,882		$85,653		$130,805
Ratio of expenses to average net assets	1.24%	1.20%	1.25%		1.25%		1.25%
Ratio of expenses to average net assets without waivers, expense reimbursements, and/or recoupments, if any	1.24%	1.20%	1.21	%(4)	1.18	%(4)	1.24	%(4)
Ratio of net investment income to average net assets	1.16%	0.98%	0.85%		0.90%		0.95%
Portfolio turnover rate	33.11%	28.92%	34.03%		26.89%		19.08%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return does not reflect the impact of the maximum front-end sales load of 5.50%. If reflected, the return would be lower.

(4)

During the period, certain fees were waived, reimbursed, and/or recouped. If such fee waivers, reimbursements, and/or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

18

EIC VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class C shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C
	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016		For the Year Ended April 30, 2015		For the Year Ended April 30, 2014
Per Share Operating Performance
Net asset value, beginning of year	$14.06	$12.87	$13.75		$13.24		$11.84

Net investment income(1)	0.06	0.03	0.01		0.02		0.03
Net realized and unrealized gain/(loss) on investments	1.13	1.30	(0.60)		0.97		1.67

Net increase/(decrease) in net assets resulting from operations	1.19	1.33	(0.59)		0.99		1.70

Dividends and distributions to shareholders from:
Net investment income	(0.07)	— (2)	(0.03)		(0.02)		(0.05)
Net realized capital gains	(1.06)	(0.14)	(0.26)		(0.46)		(0.25)

Total dividends and distributions to shareholders	(1.13)	(0.14)	(0.29)		(0.48)		(0.30)

Redemption fees	— (2)	—	—	(2)	—	(2)	—	(2)

Net asset value, end of year	$14.12	$14.06	$12.87		$13.75		$13.24

Total investment return(3)	8.63%	10.35%	(4.17)%		7.49%		14.52%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$35,488	$45,071	$51,146		$62,378		$48,016
Ratio of expenses to average net assets	1.99%	1.95%	2.00%		2.00%		2.00%
Ratio of expenses to average net assets without waivers, expense reimbursements, and/or recoupments, if any	1.99%	1.95%	1.96	%(4)	1.93	%(4)	1.99	%(4)
Ratio of net investment income to average net assets	0.41%	0.23%	0.10%		0.15%		0.21%
Portfolio turnover rate	33.11%	28.92%	34.03%		26.89%		19.08%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return does not reflect any applicable sales charge.

(4)

During the period, certain fees were waived, reimbursed, and/or recouped. If such fee waivers, reimbursements, and/or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

19

EIC VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016		For the Year Ended April 30, 2015		For the Year Ended April 30, 2014
Per Share Operating Performance
Net asset value, beginning of year	$14.26	$13.06	$13.95		$13.41		$11.94

Net investment income(1)	0.21	0.17	0.14		0.16		0.15
Net realized and unrealized gain/(loss) on investments	1.14	1.32	(0.60)		0.98		1.70

Net increase/(decrease) in net assets resulting from operations	1.35	1.49	(0.46)		1.14		1.85

Dividends and distributions to shareholders from:
Net investment income	(0.18)	(0.15)	(0.17)		(0.14)		(0.13)
Net realized capital gains	(1.06)	(0.14)	(0.26)		(0.46)		(0.25)

Total dividends and distributions to shareholders	(1.24)	(0.29)	(0.43)		(0.60)		(0.38)

Redemption fees	— (2)	—	—	(2)	—	(2)	—	(2)

Net asset value, end of year	$14.37	$14.26	$13.06		$13.95		$13.41

Total investment return(3)	9.70%	11.40%	(3.15)%		8.54%		15.68%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$160,899	$171,105	$196,785		$189,860		$75,860
Ratio of expenses to average net assets	0.99%	0.96%	1.00%		1.00%		1.00%
Ratio of expenses to average net assets without waivers, expense reimbursements, and/or recoupments, if any	0.99%	0.96%	0.96	%(4)	0.93	%(4)	0.99	%(4)
Ratio of net investment income to average net assets	1.41%	1.23%	1.10%		1.14%		1.21%
Portfolio turnover rate	33.11%	28.92%	34.03%		26.89%		19.08%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(4)

During the period, certain fees were waived, reimbursed, and/or recouped. If such fee waivers, reimbursements, and/or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

20

EIC VALUE FUND

Notes to Financial Statements

April 30, 2018

1. Organization and Significant Accounting Policies

The EIC Value Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced operations on May 1, 2011. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C, Institutional Class and Retail Class shares. Class A shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) may be applicable to the redemption of Class A shares. A CDSC, as a percentage of the lower of the original purchase price or net asset value at redemption, of up to 1.00% may be imposed on full or partial redemptions of Class A shares made within eighteen months of purchase where: (i) $1 million or more of Class A shares were purchased without an initial sales charge, and (ii) the Fund’s principal underwriter, Foreside Funds Distributors LLC (the “Underwriter”), paid a commission to the selling broker-dealer for such sale. A CDSC of up to 1.00% is assessed on redemptions of Class C Shares made within eighteen months after a purchase where the broker-dealer was paid a commission for such sale. As of April 30, 2018, the Retail Class Shares have not been issued.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees (“Board of Trustees”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

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EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2018

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2018, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/18	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$204,728,250	$204,728,250	$—	$—
Short-Term Investments	39,606,291	39,606,291	—	—

Total Investments	$244,334,541	$244,334,541	$—	$—

*	Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities.

22

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2018

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2018, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences may include the treatment of non-taxable dividends, expiring capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

23

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2018

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Recent Accounting Pronouncement — On August 1, 2017, the Fund implemented changes to amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption of the amendments had no effect on the Fund’s net assets or results of operations.

2. Transactions with Related Parties and Other Service Providers

Equity Investment Corporation (“EIC” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets under $500 million; 0.65% of the Fund’s average daily net assets of $500 million or more but less than $1 billion; and 0.50% of the Fund’s average daily net assets of $1 billion and over. The Adviser has contractually agreed to waive or otherwise reduce its annual compensation received from the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees, and shareholder fees), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions, do not exceed 1.00% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the date on which the Adviser reduced its compensation and/or assumed expenses of the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual Fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. As of April 30, 2018, there were no reimbursed expenses or fees waived subject to recoupment.

For the year ended April 30, 2018, the Adviser earned advisory fees of $1,914,973.

24

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2018

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% Rule 12b-1 distribution fee and 0.25% shareholder service fee) on an annualized basis of the average daily net assets of the Fund’s Class A and Class C shares, respectively.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2018 was $13,691. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. Freeh Group International Solutions, LLC (“Freeh”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Freeh are compensated for their services provided to the Trust.

25

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2018

3. Investment in Securities

For the year ended April 30, 2018, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$72,013,700	$103,057,718

4. Capital Share Transactions

For the years ended April 30, 2018 and 2017, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2018		For the Year Ended April 30, 2017
	Shares	Amount	Shares	Amount
Class A
Sales	240,969	$3,462,175	304,802	$4,156,508
Reinvestments	263,275	3,758,046	61,211	855,113
Redemption Fees*	—	476	—	—
Redemptions	(921,242)	(13,339,578)	(1,709,753)	(23,347,918)

Net decrease	(416,998)	$(6,118,881)	(1,343,740)	$(18,336,297)

Class C
Sales	68,926	$978,967	208,761	$2,789,000
Reinvestments	206,666	2,913,843	32,695	452,503
Redemption Fees*	—	390	—	—
Redemptions	(967,697)	(13,744,098)	(1,008,675)	(13,659,998)

Net decrease	(692,105)	$(9,850,898)	(767,219)	$(10,418,495)

Institutional Class
Sales	2,068,017	$29,963,800	3,889,085	$52,740,110
Reinvestments	908,748	12,993,852	270,584	3,785,470
Redemption Fees*	—	1,511	—	—
Redemptions	(3,779,982)	(54,644,335)	(7,230,654)	(99,842,172)

Net decrease	(803,217)	$(11,685,172)	(3,070,985)	$(43,316,592)

Total net decrease	(1,912,320)	$(27,654,951)	(5,181,944)	$(72,071,384)

*

There is a 2.00% redemption fee that may be charged on shares redeemed which have been held for 30 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in-capital.

26

EIC VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2018

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended April 30, 2018, these adjustments were to increase paid-in capital by $1,562,743, decrease undistributed net investment income by $189,902, and decrease accumulated net realized gain/(loss) by $1,372,841. These permanent differences were primarily attributable to the utilization of earnings and profits on shareholder redemptions (a tax accounting practice known as equalization). Net investment income, net realized losses and net assets were not affected by these adjustments.

For the year ended April 30, 2018, the tax character of distributions paid by the Fund was $2,664,109 of ordinary income dividends and $18,409,067 of long-term capital gains dividends. For the year ended April 30, 2017, the tax character of distributions paid by the fund was $2,509,958 of ordinary income dividends and $2,975,121 of long-term capital gains dividends. Distributions from net investment income and short-term gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2018, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Qualified Late-Year Losses
$—	$955,149	$8,594,381	$50,553,414	$—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.

27

EIC VALUE FUND

Notes to Financial Statements (Concluded)

April 30, 2018

As of April 30, 2018, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$193,781,127

Gross unrealized appreciation	$51,751,416
Gross unrealized depreciation	(1,198,002)

Net unrealized appreciation	$50,553,414

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2018, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2018. For the year ended April 30, 2018, the Fund had no loss deferrals.

Accumulated capital losses represent net capital loss carry forwards as of April 30, 2018 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2018, the Fund did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no material subsequent events requiring recognition or disclosure in the financial statements.

28

EIC VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and

Shareholders of the EIC Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of EIC Value Fund (the “Fund”) (one of the series constituting FundVantage Trust (the “Trust”)), including the portfolio of investments, as of April 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting FundVantage Trust) at April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Equity Investment Corporation investment companies since 2012.

Philadelphia, Pennsylvania

June 25, 2018

29

EIC VALUE FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2018, the Fund paid $2,664,109 of ordinary income dividends and $18,409,067 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 100.00% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 100.00%.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations received is 4.55%.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2018. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2019.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

30

EIC VALUE FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (855) 430-6487 and on the Securities and Exchange Commission’s (“SEC”) website at http;// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

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EIC VALUE FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (855) 430-6487.

32

EIC VALUE FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (855) 430-6487.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	40	Optimum Fund Trust (registered investment company with 6 portfolios).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	40	None.

33

EIC VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2016.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	40	Brinker Capital Destinations Trust (registered investment company with 10 portfolios).

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	40	Copeland Trust (registered investment company with 2 portfolios).

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	40	Lincoln Variable Insurance Products Trust (registered investment company with 92 portfolios).

34

EIC VALUE FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2015.

President of Lebisky Compliance Consulting LLC since October 2015; Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

35

Investment Adviser

Equity Investment Corporation

1776 Peachtree Street, NW

Suite 600S

Atlanta, GA 30309

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7096

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

EIC-0418

of

FundVantage Trust

Class A

Class C

Institutional Class

ANNUAL REPORT

April 30, 2018

This report is submitted for the general information of the shareholders of the EIC Value Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the EIC Value Fund.

LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Annual Investment Adviser’s Report

April 30, 2018

(Unaudited)

Dear Lateef Focused Growth Fund Shareholder,

At Lateef Investment Management, we seek to construct concentrated portfolios of high-quality companies with improving fundamentals, purchased at a reasonable price. During the first four months of 2018, the stock market experienced wide fluctuations as improving economic fundamentals were offset by threats of rising inflation, political barbs, and fears of a trade war. Not surprisingly, this period of volatility resulted in the S&P 500® and Russell 3000® indexes returning -0.38% and -0.27%, respectively.

While uncomfortable, we believe it is important to note that this period included the first negative quarter in over two years and that we view such pullbacks as healthy for long-term investors. The Lateef Focused Growth Fund fared better than the market with our portfolio returning +2.76% (I-Shares) during this period of heightened volatility. For the year ending April 30, 2018, the Fund also outperformed our benchmarks, returning +15.59% (I-Shares) compared to +13.27% for the S&P 500® and +13.05 for the Russell 3000®.

We took advantage of the strength in equity markets in 2017 and the high market volatility since by trimming investments that approached our estimate of fair value, selling companies where our thesis did not play out, adding to investments that we believed were undervalued, and investing in several new companies and themes that we anticipate will help contribute to future returns. We believe these new investments have stronger growth prospects and, in most cases, trade at less expensive valuations than the companies they replaced.

In fact, the weighted average market capitalization and price to earnings ratio of our portfolio have both declined relative to the market over the past year as a result of this portfolio repositioning.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. For the most recent month-end performance data, investors can call (866) 499-2151.

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LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Annual Investment Adviser’s Report (Continued)

April 30, 2018

(Unaudited)

Median Forward 12-Month Price per Earning vs. S&P 500
	Q1 ’17	Q2 ’17	Q3 ’17	Q4 ’17	Q1 ’18
Lateef	17.4x	16.1x	16.2x	15.5x	15.8x
S&P 500	18.7x	18.8x	19.1x	19.3x	17.0x

Portfolio Positioning

This was a busy year at Lateef, one characterized by heightened exits as we repositioned our portfolio. Long term, we continue to search for investments with a 3 to 5 year horizon and aim to limit turnover. During the year, we added several new investments threaded by the common themes of electronic payments, data consumption and 5G infrastructure, and the supply crunch in oil.

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LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Annual Investment Adviser’s Report (Continued)

April 30, 2018

(Unaudited)

Electronic Payments

We have long held investments in the payments value chain as we believe that payments will benefit from the shift from cash and check to debit, credit, and online transactions. We built on our position in Visa by adding Synchrony Financial and First Data.

Synchrony Financial (SYF) is a leading consumer finance company whose roots trace back to 1932. We first visited Synchrony in 2015 and kept the company on our watch list until the entry price was more attractive. We believe the stock’s pullback last summer presented us with that opportunity. As the largest provider of private label credit cards in the United States, Synchrony counts many leading online and brick-and-mortar retailers as its customers, including Amazon, Lowe’s, and Walmart. By leveraging retail partner point-of-sales data along with online transactions, Synchrony has a unique ability to offer the right promotions to the right customers at the right time. We purchased Synchrony at 9x our estimate of forward earnings.

First Data (FDC) provides electronic payments solutions to merchants with over 40% market share in the U.S. We believe that management has repositioned the company for growth by improving their products to reduce client churn, adding capabilities through thoughtful acquisitions, and clearly articulating a strategy of using excess cash to pay down debt. We believe that, at 11x estimated forward earnings, the company was trading at an attractive entry point. As First Data reduces leverage, we suspect that a re-rating will follow, narrowing the gap in valuation compared to other merchant acquirers.

Data Consumption & 5G Infrastructure

Over the past year, we have built a meaningful exposure in our portfolio to take advantage of growing data consumption and investments in 5G (5th generation) communications infrastructure. The upcoming telecommunication upgrade cycle to 5G, which is expected to increase network speeds 100x over the current 4G speeds, will improve the connectivity required for the Internet-of-Things and autonomous vehicles, both of which contribute to the proliferation of data.

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LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Annual Investment Adviser’s Report (Continued)

April 30, 2018

(Unaudited)

We made several investments that should benefit from these trends.

Keysight (KEYS) provides electronic measurement instruments and software solutions that allow telecom carriers and equipment providers to test and properly calibrate communications and electronic systems. Since becoming an independent company, Keysight’s management has increased investments in R&D, sharpened the company’s focus, and made several strategic acquisitions. Our analysis concludes that these investments have positioned Keysight to benefit from the upcoming deployment of 5G. With many years of attractive growth ahead, we were pleased to purchase shares at 14x our estimate of forward earnings.

CommScope (COMM) provides communications infrastructure equipment and solutions to both wireline and wireless networks. In fixed, the company provides fiber optic and copper cables and connectors into last-mile networks and data centers. In wireless, the company’s small cell and antennae solutions will enable the densification of network nodes required for 5G, which has shorter range and is more prone to interference. We purchased COMM at roughly 12x forward earnings.

Equinix (EQIX) is a global leading provider of “edge” data centers. The company provides cabinet leasing space and interconnection capabilities to corporations, cloud providers, internet service providers, and telecom carriers. As literally a landlord for data, Equinix benefits from the migration of IT networks to the cloud, 5G, the Internet-of-Things, and big data, which all drive long-term demand for data transmission, compute, and storage. At the time of purchase, Equinix traded in-line with other data center real estate peers despite having advantaged real estate and a focus on retail colocation, which we view as a differentiating factor since it reduces latency.

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LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Annual Investment Adviser’s Report (Continued)

April 30, 2018

(Unaudited)

DXC Technology (DXC) was formed by the merger of Computer Sciences Corporation (CSC) with the Enterprise Services segment of Hewlett Packard. DXC’s consulting and implementation services help businesses enhance efficiency in their IT systems. DXC also helps clients transition from legacy IT networks to modern IT infrastructures, including hybrid and public clouds. CEO Mike Lawrie and CFO Paul Saleh successfully led CSC’s transformation from 2012 to 2016 by simplifying their product offering, reducing multiple layers of management, investing in digital skills, and helping their clients adopt and modernize IT platforms. We believe this management team will execute a similar playbook with DXC, which traded at 10x forward earnings at our time of purchase.

Flex Ltd. (FLEX) provides contract manufacturing and development services for products that span from the core of the network to the edge of the network to connected devices, vehicles, and homes typically associated with the Internet-of-Things. Over the past few years, Flex has also shifted to provide more value-added services, such as concept design and prototype creation, in addition to its traditional service of electronics manufacturing. By doing so, Flex is expanding its addressable market into new verticals such as industrial, healthcare, and automotive. We believe Flex’s fundamentals are improving as these new verticals provide higher revenue visibility and improve Flex’s margin profile and growth rate. Changes in company fundamentals can take years for the market to notice. We believe this is part of the reason why Flex traded at ~12x forward P/E at our time of purchase.

Oil Supply Crunch & Other Additions

For the past two years, we have held the view that the lack of new exploration activity since 2015 would lead to an imbalance in supply and demand for oil as declining production from existing oil wells would not meet the steady growth of demand.

Anadarko Petroleum (APC) complements our existing position in Schlumberger (SLB). Anadarko is an oil and gas exploration and production company with assets in the Permian (Delaware) Basin, the Denver-Julesburg (DJ) Basin, and the Gulf of Mexico. Anadarko also jointly owns a valuable midstream operation. We believe that Anadarko is well positioned to benefit from the recovery in oil as it owns low cost assets in the DJ and Delaware Basins and generates high incremental returns on its Gulf of Mexico assets through tiebacks. Further, we were encouraged by the shift in management’s mindset from growth to returns on capital. At 6x forward EV/EBITDA (earnings before interest, taxes, and depreciation), we believe the market had undervalued Anadarko’s attractive oil assets and underappreciated the company’s midstream and Mozambique assets.

Alaska Airlines (ALK) was our final new position. In the past, we shied away from airlines due to their propensity for price wars and the apparent lack of focus on return on invested capital. However, after the 2008/2009 Great Recession, the domestic airline industry underwent massive consolidation and rationalization, resulting in a structural improvement in industry dynamics as the top four airlines control 85% of available seats and a shift towards more shareholder friendly capital allocation decisions.

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LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Annual Investment Adviser’s Report (Continued)

April 30, 2018

(Unaudited)

Our analysis concluded that Alaska is one of the best managed airlines in the industry highlighted by their industry-leading operating margins and returns on capital. Through the acquisition of Virgin America, Alaska strengthened their West Coast presence and now controls over 55% of the gates in Seattle-Tacoma and 20% in San Francisco. We believe that Alaska, as one of the most levered airlines to the West Coast economy, will continue to grow revenue and operating profits above industry rates for several years to come, making it an attractive purchase at roughly 10x forward earnings.

Looking Forward

This year saw more portfolio activity than normal. We believe that we took advantage of the volatility in the marketplace and added some high quality businesses that can grow at an attractive rate over the next three to five years. As the market continues to swing back and forth, we will continue to actively manage all of our holdings, exit them if needed, and build a high conviction portfolio of growing companies purchased at reasonable prices. We believe that all of our investments have strong free cash flow generation prospects, potentially grow at or above their respective market rates, and are led by management teams that allocate capital intelligently.

Thank you for your support and interest in Lateef. If you have any questions, please contact us at (415) 461-3800. For additional insight into your portfolio, please visit www.lateef.com.

Thank you for your support and confidence, we look forward to continuing our valued partnership.

Sincerely,

Quoc K. Tran	Eric A. Winterhalter
Chief Investment Officer	Chief Operating Officer

~ Celebrating 40 Years of Exceptional Results in Investment Management ~

All opinions and data included in this commentary are as of April 30, 2018, unless otherwise noted, and are subject to change without notice. The opinions and views expressed herein are of Lateef Investment Management, L.P. (Lateef) and are not intended to be seen as fact, a forecast of future events, or a guarantee of future results. The information in this publication has been developed internally and/or obtained from sources believed to be reliable, but the accuracy or completeness of this information cannot be guaranteed. This publication is provided for informational purposes only and does not constitute a solicitation, investment advice or recommendation for any particular investment product or strategy. Economic forecasts and estimated data reflect subjective judgments and assumptions and unexpected events may occur.

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LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Annual Investment Adviser’s Report (Continued)

April 30, 2018

(Unaudited)

Therefore, there can be no assurance that developments will transpire as may be forecasted in this publication. This information should not be used as the sole basis to make any investment decision. No investment strategy can assure a profit or protect against loss. Past performance is not a guarantee or indication of future performance. Current and future portfolio holdings are subject to change and risk.

Lateef Focused Growth Fund Leaders & Laggards from 5/1/2017 through 4/30/2018*

Our top contributors over the past year were XPO Logistics, Visa, and Autodesk.

XPO Logistics was our top contributor. XPO is a vertically integrated freight service company that provides end-to-end logistics solutions for its customers. XPO shares outperformed against the backdrop of strong e-commerce growth and economic activity in the U.S and Europe. Over the past year, XPO has improved profitability in its less-than-truckload business and benefited from higher yields in truck brokerage due to a tight trucking market. XPO also benefited from the continued growth of e-commerce, which has driven above-industry growth rates for its contract logistics and last mile businesses. We view XPO as one of the best positioned transportation companies to benefit from the growth in e-commerce as the company has #1 position in North American last mile delivery for heavy goods and #2 position globally for contract logistics.

Visa was a top contributor this year. Visa continues to benefit from the integration of Visa Europe and strong payment volumes driven by cash-to-check conversion and digital payments. Since acquiring Visa Europe in 2016, Visa has focused on shifting Visa Europe to incentive contracts and integrating the legacy Visa Europe technology platform to match the rest of Visa. With these actions largely complete, the company will be able to sell more technology to customers in Europe, creating the opportunity to improve yields in the future. Cash and check transactions account for $17 trillion of payment volume, nearly 3 times Visa’s total purchase volume in 2016, which provides the company with a long runway for growth. Further, trends of digital transactions and greater connectivity continue to increase Visa’s presence in commerce. Given Visa’s strong franchise and ability to compound earnings, we view the company to be a core holding in our portfolio.

Autodesk continues to outperform as the company transitions from selling perpetual licenses to recurring subscriptions. As we have discussed before, this model transition is expected to grow customer lifetime value and expand Autodesk’s addressable market. So far, management has been successful in converting legacy subscribers and non-subscribers to its higher value, new model subscriptions. The lower entry price has also helped ADSK tap into pirated software users and those from emerging markets. Outside of converting its core base of users to higher value subscriptions, Autodesk also has the opportunity to grow its addressable market through cloud-based products: first in construction through BIM 360 and later in design/manufacturing through Fusion 360. We continue to see ADSK as attractively priced given its ongoing model transition. At the end of March, management also provided investors a more detailed roadmap towards the company’s free cash flow target of $6 per share in fiscal 2020 and $11 per share in fiscal 2021.

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LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Annual Investment Adviser’s Report (Continued)

April 30, 2018

(Unaudited)

Our bottom contributors were Allergan, Advance Auto Parts, and Flex.

Allergan was our bottom contributor. Allergan underperformed due to concerns over loss of exclusivity over Restasis, its second largest product, and potentially new competition for Botox. In October, a Federal Judge invalidated all four Restasis patents that were under litigation from Teva, Mylan, and Akorn, paving way for generic entry in 2018. Additionally, strong Phase III readouts for a Botox competitor also created an overhang on Allergan shares. Botox’s strong brand and Allergan’s ability to bundle Botox with fillers and other medical aesthetics products has protected it from competition in the past, but a longer lasting product could disrupt these past barriers. Nevertheless, Medical Aesthetics remains a large and under-penetrated opportunity. In the U.S., there are roughly 3 million medical aesthetic procedures compared to 30 million individuals that consider getting aesthetics procedures. Allergan sees an opportunity to not only increase penetration of this base but also expand the population considering procedures through greater education. Outside of its existing therapies, Allergan is also advancing its pipeline. The company completed eight major pharmaceutical and device approvals so far this year and is advancing its six Star program drugs, five of which are in Phase 3 development.

We sold our position in Advance Auto Parts during the year. We purchased Advance Auto Parts in 2016 under the belief that the company, as a leading automotive aftermarket parts supplier with a new management team, could improve their inventory management and operating margins to narrow the gap between them and their main competitors, O’Reilly Automotive (ORLY) and AutoZone (AZO). With margins at half the level as that of their competitors, there was significant opportunity for improvement. Unfortunately, Advance continued to struggle with execution. Furthermore, the competitive environment only became more challenging for the company and the industry. Consequently, we decided to recognize this loss and reallocate to more attractive opportunities.

FLEX is a new holding that was purchased this past quarter. Shares sold off in April after the company reported fourth quarter margins and earnings that came in at the low end of management’s guidance and below street expectations. The company’s highly visible contract with Nike incurred $70 million of losses in fiscal 2018. While FLEX always intended the new Nike factory to ramp up in fiscal 2019 (this year), management now believes that the pathway to reaching breakeven profitability has been delayed 6+ months. Outside of Nike, FLEX is experiencing higher start-up costs over the near term as it prepares for future growth. While this pressured margins in the quarter, we view this as a long-term positive as it sets up the company for higher future growth and profitability. We believe that our long-term thesis remains intact. Outside of these growing pains, FLEX also announced that the Board is conducting an investigation into potential improper accounting related to a customer contract and certain reserves.

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LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Annual Investment Adviser’s Report (Concluded)

April 30, 2018

(Unaudited)

*The list of top three and bottom three holdings should not be considered a recommendation to purchase or sell a particular security, represents only part of the Fund and the securities purchased for advisory clients, and may not remain in the Fund at the time you receive this letter. You should not assume that investments in the securities identified were, or will be, profitable or that decisions we make in the future will be profitable.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2018, and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund, its holdings or the markets. Discussion of particular Fund holdings is not intended as a recommendation to buy, hold or sell those securities. The Fund’s portfolio composition is subject to change. Current and future portfolio holdings are subject to investment risks. Since the Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than a diversified fund, an investment in the Fund could fluctuate in value more than an investment in a diversified fund. Actual events may differ from the earnings projections and other forward looking statements presented herein. Visit www.lateef.com to see the Fund’s most recently published holdings list.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

The Lateef Fund is distributed by Foreside Funds Distributors LLC, Berwyn, PA.

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LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Annual Report

Performance Data

April 30, 2018

(Unaudited)

Comparison of Change in Value of $10,000 in Lateef Fund’s Class A and Class C Shares

vs. Russell 3000® Index and S&P 500® Index

Class A Shares growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.00%. This results in a net initial investment of $9,500.

Comparison of Change in Value of $1,000,000 (Class I investment minimum) in Lateef Fund’s Class I Shares

vs. Russell 3000® Index and S&P 500® Index

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LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Annual Report

Performance Data (Concluded)

April 30, 2018

(Unaudited)

Average Annual Total Returns for the Periods Ended April 30, 2018
	1 Year	3 Years	5 Years	10 years
Class A Shares (with sales charge)	9.52%	6.40%	9.00%	7.91%
Class A Shares (without sales charge)	15.26%	8.24%	10.13%	8.46%
Class C Shares	14.35%	7.42%	9.29%	7.62%
Class I Shares	15.59%	8.52%	10.41%	8.74%
Russell 3000® Index	13.05%	10.20%	12.75%	9.13%
S&P 500® Index	13.27%	10.57%	12.96%	9.02%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (866) 499-2151.

The returns shown for Class A Shares reflect a deduction for the maximum front-end sales charge of 5.00%. All of the Fund’s share classes apply a 2.00% redemption fee to the value of shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above. As stated in the current prospectus dated September 15, 2017, the Fund’s “Total Annual Fund Operating Expenses” are 1.42%, 2.17% and 1.17%, and the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are 1.10%, 1.85% and 0.85% for Class A, Class C and Class I Shares, respectively, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Lateef Investment Management, L.P. (“the Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund Fees and Expenses,“ and brokerage commissions) do not exceed 0.85% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). Prior to August 3, 2017, the Expense Limitation was 0.99%. The Expense Limitation shall remain in effect until August 31, 2018, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. Total returns would be lower had such fees and/or expenses not been waived and/or reimbursed.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500®Index (“S&P 500®”) and the Russell 3000® Index. The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. stocks, representing about 98% of the total capitalization of the entire U.S. stock market. It is impossible to invest directly in an index.

11

LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Fund Expense Disclosure

April 30, 2018

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments (if any) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2017 through April 30, 2018 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, each hypothetical line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12

LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Fund Expense Disclosure (Concluded)

April 30, 2018

(Unaudited)

	Lateef Fund
	Beginning Account Value	Ending Account Value	Expenses Paid
	November 1, 2017	April 30, 2018	During Period*
Class A
Actual	$1,000.00	$1,054.20	$5.60
Hypothetical (5% return before expenses)	1,000.00	1,019.34	5.51
Class C
Actual	$1,000.00	$1,049.90	$9.40
Hypothetical (5% return before expenses)	1,000.00	1,015.62	9.25
Class I
Actual	$1,000.00	$1,055.70	$4.33
Hypothetical (5% return before expenses)	1,000.00	1,020.58	4.26

*

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2018 of 1.10%, 1.85% and 0.85% for Class A, Class C and Class I shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six-month total returns for the Fund of 5.42%, 4.99% and 5.57% for Class A, Class C and Class I shares, respectively.

13

LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Portfolio Holdings Summary Table

April 30, 2018

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net
	Assets	Value
COMMON STOCKS:
Technology	29.2%	$22,700,246
Industrial	21.5	16,657,073
Financial	15.9	12,314,633
Consumer, Non-cyclical	14.6	11,366,950
Consumer, Cyclical	10.8	8,412,233
Energy	7.1	5,477,834
Other Assets in Excess of Liabilities	0.9	719,811

NET ASSETS	100.0%	$77,648,780

Portfolio holdings are subject to change at any time.

14

LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Portfolio of Investments

April 30, 2018

	Number
	of Shares	Value

COMMON STOCKS — 99.1%
Consumer, Cyclical — 10.8%
Aptiv PLC	48,609	$4,111,349
Delphi Technologies PLC	20,207	978,221
Alaska Air Group, Inc.	51,173	3,322,663

		8,412,233

Consumer, Non-cyclical — 14.6%
Anthem, Inc.	19,570	4,618,324
Celgene Corp.*	30,510	2,657,421
Danaher Corp.	9,650	968,088
IQVIA Holdings, Inc.*	32,614	3,123,117

		11,366,950

Energy — 7.1%
Anadarko Petroleum Corp.	43,160	2,905,531
Schlumberger Ltd.	37,519	2,572,303

		5,477,834

Financial — 15.9%
Equinix, Inc.	6,653	2,799,516
Progressive Corp. (The)	56,577	3,411,027
SVB Financial Group*	9,166	2,746,225
Synchrony Financial	101,232	3,357,865

		12,314,633

Industrial — 21.5%
Flex Ltd.*	217,355	2,825,615
Keysight Technologies, Inc.*	113,976	5,890,280

	Number
	of Shares	Value

COMMON STOCKS — (Continued)
Industrial — (Continued)
XPO Logistics, Inc.*	81,733	$7,941,178

		16,657,073

Technology — 29.2%
Alphabet, Inc., Class A*	3,744	3,813,564
Autodesk, Inc.*	45,547	5,734,367
CommScope Holding Co., Inc.*	75,657	2,891,611
DXC Technology Co.	40,617	4,185,988
First Data Corp., Class A*	93,363	1,689,870
Visa, Inc., Class A	34,559	4,384,846

		22,700,246

TOTAL COMMON STOCKS (Cost $57,820,670)		76,928,969

TOTAL INVESTMENTS - 99.1% (Cost $57,820,670)		76,928,969

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.9%		719,811

NET ASSETS - 100.0%		$77,648,780

*	Non-income producing.

PLC    Public Limited Company

The accompanying notes are an integral part of the financial statements.

15

LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Statement of Assets and Liabilities

April 30, 2018

Assets
Investments, at value (Cost $57,820,670)	$76,928,969
Cash	1,665,819
Receivable for capital shares sold	17,310
Prepaid expenses and other assets	58,324

Total assets	78,670,422

Liabilities
Payable for investments purchased	465,408
Payable for capital shares redeemed	266,813
Payable for transfer agent fees	158,645
Payable for administration and accounting fees	27,926
Payable for audit fees	26,797
Payable to Investment Adviser	20,953
Payable for distribution fees	13,782
Payable for custodian fees	4,209
Payable for shareholder service fees	3,159
Accrued expenses	33,950

Total liabilities	1,021,642

Net Assets	$77,648,780

Net Assets consisted of:
Capital stock, $0.01 par value	$91,826
Paid-in capital	47,336,080
Accumulated net investment loss	(95,917)
Accumulated net realized gain from investments	11,208,492
Net unrealized appreciation on investments and written options	19,108,299

Net Assets	$77,648,780

Class A Shares:
Net asset value and redemption price per share ($20,579,669 / 2,393,747 shares)	$8.60

Maximum offering price per share (100/95 of $8.60)	$9.05

Class C Shares:
Net asset value, offering and redemption price per share ($15,087,484 / 2,086,120 shares)	$7.23

Class I Shares:
Net asset value, offering and redemption price per share ($41,981,627 / 4,702,692 shares)	$8.93

The accompanying notes are an integral part of the financial statements.

16

LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Statement of Operations

For the Year Ended April 30, 2018

Investment income
Dividends	$733,699
Less: foreign taxes withheld	(4,406)

Total investment income	729,293

Expenses
Advisory fees (Note 2)	863,372
Transfer agent fees (Note 2)	197,870
Distribution fees (Class C) (Note 2)	129,843
Administration and accounting fees (Note 2)	74,800
Distribution fees (Class A) (Note 2)	58,876
Registration and filing fees	55,100
Legal fees	47,837
Shareholder services fees	43,281
Printing and shareholder reporting fees	35,758
Trustees’ and officers’ fees (Note 2)	28,441
Audit fees	26,979
Custodian fees (Note 2)	22,122
Other expenses	6,475

Total expenses before waivers and reimbursements	1,590,754

Less: waivers and reimbursements (Note 2)	(498,174)

Net expenses after waivers and reimbursements	1,092,580

Net investment loss	(363,287)

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	13,192,577
Net change in unrealized appreciation/(depreciation) on investments	1,618,578

Net realized and unrealized gain on investments	14,811,155

Net increase in net assets resulting from operations	$14,447,868

The accompanying notes are an integral part of the financial statements.

17

LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Statements of Changes in Net Assets

	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
Increase/(decrease) in net assets from operations:
Net investment loss	$(363,287)	$(639,999)
Net realized gain from investments	13,192,577	34,508,010
Net change in unrealized appreciation/(depreciation) on investments	1,618,578	(5,863,211)

Net increase in net assets resulting from operations:	14,447,868	28,004,800

Less dividends and distributions to shareholders from:
Net realized capital gains:
Class A	(5,345,259)	(7,011,695)
Class C	(4,189,435)	(6,450,739)
Class I	(12,249,273)	(27,778,265)

Total net realized capital gains	(21,783,967)	(41,240,699)

Net decrease in net assets from dividends and distributions to shareholders	(21,783,967)	(41,240,699)

Decrease in net assets derived from capital share transactions (Note 4)	(26,165,632)	(326,602,282)

Total decrease in net assets	(33,501,731)	(339,838,181)

Net assets
Beginning of year	111,150,511	450,988,692

End of year	$77,648,780	$111,150,511

Accumulated net investment loss, end of year	$(95,917)	$(264,782)

The accompanying notes are an integral part of the financial statements.

18

LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Financial Highlights

Contained below is per share operating performance data for Class A shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A Shares
	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
Per Share Operating Performance
Net asset value, beginning of year	$9.54	$10.77	$14.00	$14.20	$12.45

Net investment income/(loss)(1)	(0.04)	(0.04)	(0.05)	0.01	0.04
Net realized and unrealized gain/(loss) on investments	1.40	1.25	(0.19)	0.91	2.40

Net increase/(decrease) in net assets resulting from operations	1.36	1.21	(0.24)	0.92	2.44

Dividends and distributions to shareholders from:
Net investment income	—	—	(0.02)	(0.01)	— (2)
Net realized capital gains	(2.30)	(2.44)	(2.97)	(1.11)	(0.69)

Total dividends and distributions to shareholders	(2.30)	(2.44)	(2.99)	(1.12)	(0.69)

Redemption fees	— (2)	—	— (2)	— (2)	— (2)

Net asset value, end of year	$8.60	$9.54	$10.77	$14.00	$14.20

Total investment return(3)	15.26%	12.64%	(2.31)%	6.54%	19.92%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$20,580	$24,460	$56,657	$86,174	$148,897
Ratio of expenses to average net assets	1.14%	1.24%	1.24%	1.24%	1.24%
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	1.65%	1.57%	1.42%	1.38%	1.41%
Ratio of net investment income/(loss) to average net assets	(0.38)%	(0.35)%	(0.37)%	0.08%	0.31%
Portfolio turnover rate	50.42%	41.70%	65.01%	29.22%	40.77%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return does not reflect the impact of the maximum front-end sales load of 5.00%. If reflected, the return would be lower.

(4)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

19

LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Financial Highlights

Contained below is per share operating performance data for Class C shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C Shares
	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance
Net asset value, beginning of year	$8.41	$9.84	$13.11	$13.46	$11.91

Net investment loss(1)	(0.09)	(0.10)	(0.13)	(0.09)	(0.06)
Net realized and unrealized gain/(loss) on investments	1.21	1.11	(0.17)	0.85	2.30

Net increase/(decrease) in net assets resulting from operations	1.12	1.01	(0.30)	0.76	2.24

Dividends and distributions to shareholders from:
Net realized capital gains	(2.30)	(2.44)	(2.97)	(1.11)	(0.69)

Redemption fees	— (2)	—	— (2)	— (2)	— (2)

Net asset value, end of year	$7.23	$8.41	$9.84	$13.11	$13.46

Total investment return(3)	14.35%	11.71%	(2.98)%	5.65%	19.08%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$15,087	$19,721	$35,840	$46,879	$50,080
Ratio of expenses to average net assets	1.89%	1.99%	1.99%	1.99%	1.99%
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	2.41%	2.33%	2.17%	2.14%	2.16%
Ratio of net investment loss to average net assets	(1.14)%	(1.10)%	(1.12)%	(0.67)%	(0.44)%
Portfolio turnover rate	50.42%	41.70%	65.01%	29.22%	40.77%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(4)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

20

LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Financial Highlights

Contained below is per share operating performance data for Class I shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I Shares
	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
	2018	2017	2016	2015	2014
Per Share Operating Performance
Net asset value, beginning of year	$9.80	$10.98	$14.22	$14.41	$12.61

Net investment income/(loss)(1)	(0.01)	(0.01)	(0.02)	0.05	0.08
Net realized and unrealized gain/(loss) on investments	1.44	1.27	(0.19)	0.92	2.43

Net increase/(decrease) in net assets resulting from operations	1.43	1.26	(0.21)	0.97	2.51

Dividends and distributions to shareholders from:
Net investment income	—	—	(0.06)	(0.05)	(0.02)
Net realized capital gains	(2.30)	(2.44)	(2.97)	(1.11)	(0.69)

Total dividends and distributions to shareholders	(2.30)	(2.44)	(3.03)	(1.16)	(0.71)

Redemption fees	— (2)	—	— (2)	— (2)	— (2)

Net asset value, end of year	$8.93	$9.80	$10.98	$14.22	$14.41

Total investment return(3)	15.59%	12.86%	(2.04)%	6.79%	20.21%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$41,982	$66,969	$358,492	$623,561	$650,454
Ratio of expenses to average net assets	0.89%	0.99%	0.99%	0.99%	0.99%
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	1.41%	1.28%	1.16%	1.14%	1.16%
Ratio of net investment income/(loss) to average net assets	(0.14)%	(0.09)%	(0.12)%	0.33%	0.56%
Portfolio turnover rate	50.42%	41.70%	65.01%	29.22%	40.77%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(4)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

21

LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Notes to Financial Statements

April 30, 2018

1. Organization and Significant Accounting Policies

The Lateef Focused Growth Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced investment operations on September 6, 2007. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C and Class I shares. Class A shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) may be applicable to the purchase of Class A shares. A CDSC, as a percentage of the lower of the original purchase price or net asset value at redemption, of up to 1.00% may be imposed on full or partial redemptions of Class A shares made within eighteen months of purchase where: (i) $1 million or more of Class A shares were purchased without an initial sales charge and (ii) the selling broker-dealer received a commission for such sale.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees (“Board of Trustees”). Options are valued at last sale price. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser.

22

LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Notes to Financial Statements (Continued)

April 30, 2018

The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	quoted prices in active markets for identical securities;

● Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

● Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2018, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/18	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$76,928,969	$76,928,969	$ —	$—

*	Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities.

23

LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Notes to Financial Statements (Continued)

April 30, 2018

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2018, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Fund’s investment income, expenses (other than class-specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences may include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

24

LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Notes to Financial Statements (Continued)

April 30, 2018

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Currency Risk — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

Written Options — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives and may enter into options written to hedge against changes in interest rates, foreign exchange rates and values of equities. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received.

25

LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Notes to Financial Statements (Continued)

April 30, 2018

Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. The Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid. As of April 30, 2018, the Fund had no written options.

For the year ended April 30, 2018, the Fund’s quarterly average volume of derivatives is as follows:

Written Options (Proceeds)
$22,057

Recent Accounting Pronouncement — On August 1, 2017, the Fund implemented changes to amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption of the amendments had no effect on the Fund’s net assets or results of operations.

2. Transactions with Related Parties and Other Service Providers

Lateef Investment Management, L.P. (“Lateef” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. For its services, the Advisor is entitled to receive an annual investment advisory fee, paid monthly, comprising 0.85% of the average daily net assets of the Fund. Prior to August 3, 2017, the Adviser received an annual investment advisory fee, paid monthly, comprising 1.00% of the average daily net assets of the Fund up to $500 million, 0.95% of average daily net assets of $500 million or more but less than $1 billion and 0.90% of average daily net assets of $1 billion and over. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 0.85% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). Prior to August 3, 2017 the Expense Limitation was 0.99%. The Expense Limitation shall remain in effect until August 31, 2018, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. Each class of shares of the Fund pays its respective pro-rata portion of the advisory fee payable by the Fund.

For the year ended April 30, 2018, the Adviser earned advisory fees of $863,372 and waived fees of $498,174.

26

LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Notes to Financial Statements (Continued)

April 30, 2018

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% Rule 12b-1 distribution fee and 0.25% shareholder service fee), respectively, on an annualized basis of the average daily net assets of the Fund’s Class A and Class C Shares.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2018 was $8,539. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. Freeh Group International Solutions, LLC (“Freeh”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Freeh are compensated for their services provided to the Trust.

27

LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Notes to Financial Statements (Continued)

April 30, 2018

3. Investment in Securities

For the year ended April 30, 2018, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$48,082,482	$94,665,375

4. Capital Share Transactions

For the Years ended April 30, 2018 and 2017, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2018		For the Year Ended April 30, 2017
	Shares	Amount	Shares	Amount
Class A
Sales	334,054	$3,161,089	163,870	$1,595,686
Reinvestments.	577,725	4,766,228	616,375	5,541,211
Redemption Fees*	—	87	—	—
Redemptions	(1,082,224)	(9,919,049)	(3,474,900)	(36,494,751)

Net decrease	(170,445)	$(1,991,645)	(2,694,655)	$(29,357,854)

Class C
Sales	126,930	$898,435	189,672	$1,562,788
Reinvestments	468,712	3,262,234	608,909	4,840,824
Redemption Fees*	—	64	—	—
Redemptions	(853,927)	(6,988,184)	(2,096,716)	(18,994,600)

Net decrease	(258,285)	$(2,827,451)	(1,298,135)	$(12,590,988)

Class I
Sales	695,095	$6,679,432	3,242,776	$33,848,673
Reinvestments	1,278,592	10,944,747	1,803,204	16,639,601
Redemption Fees*	—	181	—	—
Redemptions	(4,102,398)	(38,970,896)	(30,857,275)	(335,141,714)

Net decrease	(2,128,711)	$(21,346,536)	(25,811,295)	$(284,653,440)

Total Net decrease	(2,557,441)	$(26,165,632)	(29,804,085)	$(326,602,282)

*

There is a 2.00% redemption fee that may be charged on shares redeemed which have been held 30 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

28

LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Notes to Financial Statements (Continued)

April 30, 2018

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended April 30, 2018, these adjustments were to increase undistributed net investment income by $532,152, decrease accumulated net realized gain by $1,980,606 and increase paid-in capital by $1,448,454, primarily attributable to net operating loss write-off and the utilization of equalization debits. Net assets were not affected by these adjustments.

For the year ended April 30, 2018, the tax character of distributions paid by the Fund was $21,783,967 of long-term capital gains dividends. For the year ended April 30, 2017, the tax character of distributions paid by the Fund was $41,240,699 of long-term capital gains dividends.

As of April 30, 2018, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Qualified Late-Year Losses
$—	$—	$11,208,493	$19,108,299	$(95,918)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2018, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$57,820,670

Gross unrealized appreciation	$20,320,108
Gross unrealized depreciation	(1,211,809)

Net unrealized appreciation	$19,108,299

29

LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Notes to Financial Statements (Concluded)

April 30, 2018

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2018 any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2018. For the year ended April 30, 2018, the Fund had late-year ordinary loss deferrals of $95,918.

Accumulated capital losses represent net capital loss carry forwards as of April 30, 2018 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2018, the Fund did not have any capital loss carry forwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no material subsequent events requiring recognition or disclosure in the financial statements.

30

LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Lateef Focused Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Lateef Focused Growth Fund (one of the funds constituting FundVantage Trust, hereafter referred to as the “Fund”) as of April 30, 2018, the related statement of operations for the year ended April 30, 2018, the statements of changes in net assets for each of the two years in the period ended April 30, 2018 , including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2018 and the financial highlights for each of the five years in the period ended April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 22, 2018

We have served as the auditor of one or more Lateef Investment Management, L.P. investment companies since 2008.

31

LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2018, the Fund paid $21,783,967 of long-term capital gain dividends to its shareholders of which $1,980,606 is from the utilization of equalization debits. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2018. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2019.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

32

LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 499-2151 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (866) 499-2151.

34

LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (866) 499-2151.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	40	Optimum Fund Trust (registered investment company with 6 portfolios).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	40	None.

35

LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2016.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	40	Brinker Capital Destinations Trust (registered investment company with 10 portfolios).

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	40	Copeland Trust (registered investment company with 2 portfolios).

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	40	Lincoln Variable Insurance Products Trust (registered investment company with 92 portfolios).

36

LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2015.

President of Lebisky Compliance Consulting LLC since October 2015; Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

37

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[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

Lateef Investment Management, L.P.

300 Drakes Landing Road

Suite 210

Greenbrae, CA 94904

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

LAT-0418

LATEEF FOCUSED GROWTH FUND

(formerly Lateef Fund)

of

FundVantage Trust

Class A Shares

Class C Shares

Class I Shares

ANNUAL REPORT

April 30, 2018

This report is submitted for the general information of the shareholders of the Lateef Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Lateef Fund.

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

of

FundVantage Trust

Class I

ANNUAL REPORT

April 30, 2018

This report is submitted for the general information of the shareholders of the Mount Lucas U.S. Focused Equity Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Mount Lucas U.S. Focused Equity Fund.

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Annual Investment Adviser’s Report

April 30, 2018

(Unaudited)

Dear Shareholder,

I am pleased to provide you with this annual report for the Mount Lucas U.S. Focused Equity Fund (“Fund”). In this report you will find important information about the Fund, as well as a discussion of investment performance for the 12-month period ended April 30, 2018.

In the 12-month period ended April 30, 2018, the Fund returned +24.92% compared to +13.27% for the S&P 500® Index and +7.50% for the Russell 1000® Value Index. Looking at the sub-factors within the Fund, both our Value and Momentum portfolios generated very strong performance during the period. The Value portfolio was up 26.60%, while the Momentum portfolio was up 24.30% by our calculations.

During this 12-month period, the Fund invested in a total of 62 U.S. equities with 52 holdings generating a positive return over the period. The 84% positive return hit rate we calculate was an improvement over the prior year’s 69% positive hit rate and compares to the 55% of the S&P 500 constituents who generated positive equity returns during this period. While the S&P 500 was up 13.27% over the period, the odds of picking a stock in the S&P 500 that generated a positive return was only slightly better than a coin flip. Given this, and the fact that the strategy did not own any of the high flying tech names that have been synonymous with this bull market, we are quite pleased with our performance over this period and see it as a testament that a value investor did not need to own these stocks, and possibly compromise their mandate, in order to outperform the market.

The biggest contributors to the Fund’s returns can be grouped into two categories, department store retailers (Best Buy Co. Inc., Macy’s Inc, Kohl’s Corp. and Walmart Inc.) and oil & gas refining & marketing companies (Valero Energy Corp., Andeavor, Marathon Petroleum Corp. and Phillips 66). The department store retailers added 8.1% to the Fund’s return while the oil & gas refiners added 7.9%. Over the last 12-months, department store retailers have generated very solid fundamental results, outpacing analyst and market expectations for the segment. Furthermore, both the department store retailers and oil & gas refiners, as mainly domestic corporations, were beneficiaries of the 2017 Tax Cut and Jobs Act (TCJA) that was enacted into law in December.

On the negative side, the Fund’s performance over this 12-month period was reduced due to investments in Principal Financial Group, Inc. (PFG), Micro Focus International PLC (MFGP), WestRock Co. (WRK) and Navient Corp. (NAVI). These four investments reduced performance by 1.3%.

As of April 30, 2018, the Fund is invested in 35 U.S. equities. The largest sector allocations are in the Consumer Discretionary sector (34.6% portfolio allocation), the Financials sector (25.2% portfolio allocation) and the Energy sector (18.0% portfolio allocation). While stocks in these three sectors represent 77.8% of the Fund’s holdings, the Fund has exposure to 9 sectors overall. On an individual stock basis, Macy’s Inc. (M), Kohl’s Corp. (KSS), Ford Motor Co. (F), Andeavor (ANDV) and Best Buy Co., Inc. (BBY) are the five largest holdings in the Fund. As a portfolio, the Fund is cheaper than the Russell 1000 Value Index and the S&P 500 on a forward price to earnings ratio (P/E), trailing price to sales ratio (P/S) and trailing price to book ratio (P/B) basis while capturing a higher dividend yield and return on equity (ROE).

The rally in the equity markets during this bull-market has been incredible. While we don’t like the time comparisons sometimes used for when a bull-market will end, it’s also not difficult to see the changing landscape facing an equity investor today. On the monetary policy front, the Federal Reserve seems on track to carry out their expectations of 3 to 4 hikes in 2018 and 2019 paired with the continued unwinding of their Quantitative Easing (QE)1 program. Globally, the European Central Bank (ECB) seems ready to end their QE program sometime this year. The Bank of England (BOE) has already hiked once this year. On the political front, the euphoria seen in the equity markets after the passage of TCJA has worn off while noises (and actions) of tariffs, trade wars and geopolitical tensions around the world have increased. Add in the mid-term elections where positioning and jockeying by the candidates in play will no doubt begin soon, and the days of low volatility seen in 2017 will be long gone. While some investors view increasing volatility

The performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so when redeemed may be worth more or less than its original cost. Current performance may be lower or higher than quoted here. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less then their original cost. For performance current to the most recent month-end, please call 1-844-261-6483.

1

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2018

(Unaudited)

as increasing risk, we believe increasing volatility may mean increasing opportunity, the opportunity to potentially capture alpha2, the purpose of active management. However, for active management to capture this alpha opportunity, funds must be different than their benchmark and even their peers - if you are going to use active management, make sure it’s active.

Thank you for your investment in the Fund. We value your ongoing confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Timothy Rudderow

CEO and CIO

Mount Lucas Management LP

[1]	Quantitative Easing (QE) is a monetary policy in which a central bank purchases securities in order to lower interest rates and increase the money supply in an effort to stimulate economic growth.

2 Alpha is a measure of performance representing the excess return of an investment relative to the return of a benchmark.

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2018 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Before the Fund commenced operations, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund in a tax-free reorganization (the “Reorganization”). The Reorganization occurred prior to the opening of business on March 24, 2014. As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization.

The S&P 500® Index is a capitalization-weighted index designed to measure the performance of the broad U.S. economy through changes in the aggregate market value of 500 stocks representing all major industries. The index assumes the reinvestment of all dividends. Any Indexes mentioned are unmanaged statistical composites of stock market performance. Investing in an index is not possible.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

2

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Annual Report

Performance Data

April 30, 2018

(Unaudited)

Comparison of Change in Account Value of $10,000 Investment in the Mount Lucas U.S. Focused Equity Fund

Class I vs. S&P 500® Index

Average Annual Total Returns for the Periods Ended April 30, 2018
	1 Year	3 Years	5 Years	10 years
Class I	24.92%	9.16%	13.29%	9.00%
S&P 500® Index	13.27%	10.57%	12.96%	9.02%

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (844) 261-6483.

As stated in the current prospectus dated September 1, 2017, the Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are 1.64% and 0.95%, respectively, for Class I shares of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Mount Lucas Management LP (the “Adviser”) has contractually agreed to waive fees and/or reimburse expenses in order to limit the Fund’s “Total Annual Fund Operating Expenses” (excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees, shareholder service fees, or transfer agency fees), “Acquired Fund Fees and Expenses,” extraordinary items, brokerage commissions and interest) to, as a percentage of average daily net assets, 0.95% with respect to Class I shares (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018, unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect as the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and/or expenses not been waived and/or reimbursed.

The Fund operated as a series of Scotia Institutional Funds prior to the opening of business on March 24, 2014 (the “Predecessor Fund”), at which time, the Predecessor Fund was reorganized into the Fund. Before the Fund commenced operations, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund in a tax free reorganization (the “Reorganization”). The Reorganization occurred at the opening of business on March 24, 2014. As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization. The Fund has the same investment objective and strategies as the Predecessor Fund. The Performance shown for periods prior to March 24, 2014 represents the performance for the Predecessor Fund.

3

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Annual Report

Performance Data (Concluded)

April 30, 2018

(Unaudited)

Mutual fund investing involves risk. The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing volatility and possible loss of principal. The Fund may invest in undervalued securities and is subject to the risk that the securities may not appreciate in value as anticipated.

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500® Composite Price Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

4

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Fund Expense Disclosure

April 30, 2018

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments, if any, or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from November

1, 2017 through April 30, 2018 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges on purchase payments, if any, or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Mount Lucas U.S. Focused Equity Fund

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period*
Class I
Actual	$1,000.00	$1,145.50	$5.05
Hypothetical (5% return before expenses)	1,000.00	1,020.08	4.76

*

Expenses are equal to the annualized expense ratio for the six-month period ended April 30, 2018 of 0.95% for Class I shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account value on the first line in the table is based on the actual six-month total return for the Fund of 14.55% for Class I shares.

5

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Portfolio Holdings Summary Table

April 30, 2018

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Consumer Discretionary	34.6%	$3,102,621
Financials	25.2	2,257,297
Energy	18.0	1,612,138
Industrials	7.4	662,088
Telecommunication Services	4.4	390,403
Information Technology	3.8	341,144
Materials	3.5	316,152
Consumer Staples	1.0	90,454
Health Care	1.0	88,414
Other Assets in Excess of Liabilities	1.1	102,354

NET ASSETS	100.0%	$8,963,065

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

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MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Portfolio of Investments

April 30, 2018

	Number of Shares	Value
COMMON STOCKS — 98.9%
Consumer Discretionary — 34.6%
Best Buy Co., Inc.	5,441	$416,400
Ford Motor Co.	57,747	649,076
Gap, Inc. (The)	10,647	311,318
Kohl’s Corp.	11,985	744,508
Macy’s, Inc.	26,263	815,991
McDonald’s Corp.	462	77,357
Yum! Brands, Inc.	1,010	87,971

		3,102,621

Consumer Staples — 1.0%
Constellation Brands, Inc., Class A	388	90,454

Energy — 18.0%
Andeavor	3,340	461,989
Marathon Petroleum Corp.	4,650	348,332
Phillips 66	3,542	394,260
Valero Energy Corp.	3,674	407,557

		1,612,138

Financials — 25.2%
Allstate Corp. (The)	805	78,745
Everest Re Group Ltd. (Bermuda)	1,290	300,144
Lincoln National Corp.	4,060	286,798
Moody’s Corp.	531	86,128
Navient Corp.	21,180	280,847
Progressive Corp. (The)	2,959	178,398
Prudential Financial, Inc.	3,305	351,388
Unum Group	5,871	284,039
XL Group Ltd. (Bermuda)	7,390	410,810

		2,257,297

Health Care — 1.0%
UnitedHealth Group, Inc.	374	88,414

	Number of Shares	Value
COMMON STOCKS — (Continued)
Industrials — 7.4%
AMETEK, Inc.	1,129	$78,804
Boeing Co. (The)	286	95,398
Harris Corp.	558	87,282
Republic Services, Inc.	1,114	72,054
Roper Technologies, Inc.	601	158,778
Verisk Analytics, Inc.*	834	88,780
Xylem, Inc.	1,111	80,992

		662,088

Information Technology — 3.8%
Amphenol Corp., Class A	875	73,246
Mastercard, Inc., Class A	514	91,631
VeriSign, Inc.*	721	84,660
Visa, Inc., Class A	722	91,607

		341,144

Materials — 3.5%
WestRock Co.	5,344	316,152

Telecommunication Services — 4.4%
CenturyLink, Inc.	21,012	390,403

TOTAL COMMON STOCKS (Cost $7,665,908)		8,860,711

TOTAL INVESTMENTS - 98.9% (Cost $7,665,908)		8,860,711

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.1%		102,354

NET ASSETS - 100.0%		$8,963,065

*	Non-income producing.

The accompanying notes are an integral part of the financial statements.

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MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Statement of Assets and Liabilities

April 30, 2018

Assets
Investments, at value (Cost $7,665,908)	$8,860,711
Cash	46,985
Receivable for capital shares sold	88,500
Dividends receivable	13,938
Receivable from Investment Adviser	17,162
Prepaid expenses and other assets	16,845

Total assets	9,044,141

Liabilities
Payable for investments purchased	1,298
Payable for audit fees	28,354
Payable for administration and accounting fees	24,554
Payable for transfer agent fees	11,684
Payable for printing fees	7,620
Payable for custodian fees	4,810
Payable for legal fees	358
Accrued expenses	2,398

Total liabilities	81,076

Net Assets	$8,963,065

Net Assets consisted of:
Capital stock, $0.01 par value	$7,934
Paid-in capital	9,334,398
Accumulated net investment income	209,067
Accumulated net realized loss from investments	(1,783,137)
Net unrealized appreciation on investments	1,194,803

Net Assets	$8,963,065

Class I:
Net asset value, offering and redemption price per share ($8,963,065 / 793,426 shares)	$11.30

The accompanying notes are an integral part of the financial statements.

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MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Statement of Operations

For the Year Ended April 30, 2018

Investment income
Dividends	$324,002

Total investment income	324,002

Expenses
Advisory fees (Note 2)	88,469
Administration and accounting fees (Note 2)	64,889
Custodian fees (Note 2)	36,168
Trustees’ and officers’ fees (Note 2)	34,637
Legal fees	31,541
Registration and filing fees	30,018
Audit fees	28,389
Transfer agent fees (Note 2)	28,225
Printing and shareholder reporting fees	15,741
Other expenses	9,842

Total expenses before waivers and reimbursements	367,919

Less: waivers and reimbursements (Note 2)	(255,858)

Net expenses after waivers and reimbursements	112,061

Net investment income	211,941

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	2,491,279
Net change in unrealized appreciation/(depreciation) on investments	(73,709)

Net realized and unrealized gain on investments	2,417,570

Net increase in net assets resulting from operations	$2,629,511

The accompanying notes are an integral part of the financial statements.

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MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
Increase/(decrease) in net assets from operations:
Net investment income	$211,941	$639,350
Net realized gain from investments	2,491,279	267,393
Net change in unrealized appreciation/(depreciation) on investments	(73,709)	1,174,228

Net increase in net assets resulting from operations	2,629,511	2,080,971

Less dividends and distributions to shareholders from:
Net investment income
Class I	(638,821)	(782,077)

Net decrease in net assets from dividends and distributions to shareholders	(638,821)	(782,077)

Decrease in net assets derived from capital share transactions (Note 4)	(8,918,514)	(30,229,815)

Total decrease in net assets	(6,927,824)	(28,930,921)

Net assets
Beginning of year	15,890,889	44,821,810

End of year	$8,963,065	$15,890,889

Accumulated net investment income, end of year	$209,067	$635,947

The accompanying notes are an integral part of the financial statements.

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MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for Class I shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Seven Months Ended April 30, 2014(1)(2)		For the Year Ended September 30, 2013(2)
Per Share Operating Performance
Net asset value, beginning of period	$9.61	$8.66	$10.01	$11.92	$11.19		$8.72

Net investment income(3)	0.19	0.19	0.14	0.15	0.14		0.17
Net realized and unrealized gain/(loss) on investments	2.15	1.17	(1.15)	0.79	2.08		2.43

Net increase/(decrease) in net assets resulting from operations	2.34	1.36	(1.01)	0.94	2.22		2.60

Dividends and distributions to shareholders from:
Net investment income	(0.65)	(0.41)	(0.04)	(0.22)	(0.13)		(0.13)
Net realized capital gains	—	—	(0.30)	(2.63)	(1.36)		—

Total dividends and distributions to shareholders	(0.65)	(0.41)	(0.34)	(2.85)	(1.49)		(0.13)

Net asset value, end of period	$11.30	$9.61	$8.66	$10.01	$11.92		$11.19

Total investment return(4)	24.92%	15.83%	(10.09)%	8.81%	20.54%		30.16%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,963	$15,891	$44,822	$58,645	$59,166		$45,540
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95	%(5)	0.95%
Ratio of expenses to average net assets without waivers and expense reimbursements(6)	3.12%	1.64%	1.31%	1.23%	1.18	%(5)	1.25%
Ratio of net investment income to average net assets	1.80%	2.20%	1.54%	1.31%	2.09	%(5)	1.70%
Portfolio turnover rate	68.14%	92.10%	95.16%	102.75%	53.87	%(7)	103.55%

(1)	The Fund changed its fiscal year end to April 30.
(2)	Effective prior to the opening of business on March 24, 2014, the Fund acquired substantially all of the assets and liabilities of the Mount Lucas U.S. Focused Equity Fund, a series of Scotia Institutional Funds (the “Predecessor Fund”). The financial highlights for the periods prior to that date reflects the performance of the Predecessor Fund.
(3)	Calculated based on the average number of shares outstanding during the period.
(4)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total return for periods less than one year are not annualized.
(5)	Annualized.
(6)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(7)	Not annualized.

The accompanying notes are an integral part of the financial statements.

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MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Notes to Financial Statements

April 30, 2018

1. Organization and Significant Accounting Policies

The Mount Lucas U.S. Focused Equity Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class I shares and Class II shares. As of April 30, 2018, Class II shares have not been issued.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees (“Board of Trustees”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2018, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/18	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$8,860,711	$8,860,711	$—	$—

*	Please refer to Portfolio of Investments for further details on portfolio holdings.

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MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2018

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2018, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investment. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences may include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

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MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2018

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Recent Accounting Pronouncement — On August 1, 2017, the Fund implemented changes due to amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption of the amendments had no effect on the Fund’s net assets or results of operations.

2. Transactions with Related Parties and Other Service Providers

Mount Lucas Management LP (“Mount Lucas” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. For its services, the Adviser is entitled to an investment advisory fee of 0.75% (on an annualized basis), which is calculated daily and paid monthly based on the average daily net assets of the Fund. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees, shareholder service fees, or transfer agency fees), “Acquired Fund Fees and Expenses,” extraordinary items, brokerage commissions and interest) do not exceed 0.95% (on an annual basis) of the Fund’s average daily net assets of Class I shares (the “Expense Limitation”). The Expense Limitation shall remain in effect until August 31, 2018, unless the Board of Trustees approves its earlier termination. Subject to approval by the Board of Trustees, the Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect as the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. As of April 30, 2018, the amount of potential recovery was as follows:

Expiration
April 30, 2019	April 30, 2020	April 30, 2021	Total

$184,461	$200,931	$255,858	$641,250

For the year ended April 30, 2018, the Adviser earned advisory fees of $88,469 and waived and reimbursed fees and expenses of $255,858.

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

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MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Notes to Financial Statements (Continued)

April 30, 2018

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2018 was $5,765. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. Freeh Group International Solutions, LLC (“Freeh”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Freeh are compensated for their services provided to the Trust.

3. Investment in Securities

For the year ended April 30, 2018, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$7,981,964	$17,415,115

4. Capital Share Transactions

For the years ended April 30, 2018 and 2017, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2018		For the Year Ended April 30, 2017
	Shares	Value	Shares	Value
Class I
Sales	48,213	$513,325	127,994	$1,116,433
Reinvestments	56,774	594,992	79,574	751,976
Redemptions	(965,984)	(10,026,831)	(3,730,941)	(32,098,224)

Net Decrease	(860,997)	$(8,918,514)	(3,523,373)	$(30,229,815)

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended April 30, 2018, there are no reclassifications.

15

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Notes to Financial Statements (Concluded)

April 30, 2018

For the year ended April 30, 2018, the tax character of distributions paid by the Fund was $638,821 of ordinary income dividends. For the year ended April 30, 2017, the tax character of distributions paid by the Fund was $782,077 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2018, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Other Book/Tax Differences
$(1,764,614)	$211,407	$—	$1,176,279	$(2,339)

As of April 30, 2018, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$7,684,432

Gross unrealized appreciation	$1,269,553
Gross unrealized depreciation	(93,274)

Net unrealized appreciation	$1,176,279

The differences between the book and tax basis net unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales.

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2018, the Fund had no short-term capital loss deferrals, no long-term capital loss deferrals or ordinary loss deferrals.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2018 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2018, the Fund had long-term capital loss carryforwards of $1,764,614. All losses will be carried forward indefinitely and will retain their character as long-term capital losses.

During the year ended April 30, 2018, the Fund utilized $2,464,301 of prior year capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no material subsequent events requiring recognition or disclosure in the financial statements.

16

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and

Shareholders of the Mount Lucas U.S. Focused Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Mount Lucas U.S. Focused Equity Fund (the “Fund”) (one of the series constituting FundVantage Trust (the “Trust”)), including the portfolio of investments, as of April 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from October 1, 2013 to April 30, 2014 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting FundVantage Trust) at April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from October 1, 2013 to April 30, 2014, in conformity with U.S. generally accepted accounting principles.

The financial highlights of the Fund for the year ended September 30, 2013 were audited by other auditors, whose report dated November 25, 2013, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Mount Lucas investment companies since 2014.

Philadelphia, Pennsylvania

June 25, 2018

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MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2018, the Fund paid $638,821 of ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 100.00% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 100.00%.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2018. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2019.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

18

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (844) 261-6483 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on December 6-7, 2017 (the “Meeting”), the Board of Trustees (the “Board” or “Trustees”) of FundVantage Trust (“Trust”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the advisory agreement (the “Agreement”) between Mount Lucas Management LP (“Mount Lucas” or the “Adviser”) and the Trust on behalf of the Mount Lucas U.S. Focused Equity Fund (the “Fund”).

In determining whether to continue the Agreement, the Trustees considered information regarding (i) services performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of Mount Lucas, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on Mount Lucas’ ability to service the Fund, and (x) compliance with the Fund’s investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. The Trustees noted the reports and discussions with portfolio managers as provided at the Board meetings throughout the year covering matters such as the relative performance of the Fund; compliance with the investment objectives, policies, strategies and limitations for the Fund; the compliance of management personnel with the applicable code of ethics; and the adherence to the Trust’s pricing procedures as established by the Board.

The Trustees considered the investment performance of the Fund and Mount Lucas. The Trustees reviewed the historical performance charts which showed the performance of the Fund as compared to the Lipper Multi-Cap Value Index, for the calendar year-to-date, one year, two year, three year, five year, ten year and since inception periods ended September 30, 2017. The Trustees also received performance information for the Fund as compared to the S&P 500 Index and a comparable separately managed account composite (gross of fees), for the one year, three year, five year, ten year and since inception periods ended September 30, 2017.

The Trustees noted that the Class I shares of the Fund had outperformed the Lipper Multi-Cap Value Index for the year-to-date, one year, five year, ten year and since inception periods ended September 30, 2017, and underperformed the Lipper Multi-Cap Value Index for the two year and three year periods ended September 30, 2017. The Trustees noted that the Fund had also outperformed the S&P 500 Index for the one year period ended September 30, 2017, and underperformed the S&P 500 Index for the three year, five year, ten year and since inception periods ended September 30, 2017. The Trustees noted that the Fund underperformed the separately managed account composite for the one year, three year, five year, and since inception periods ended September 30, 2017.

19

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Other Information

(Unaudited) (Continued)

The Trustees considered explanations provided by Mount Lucas regarding the various factors contributing to the relative underperformance of the Fund during the applicable periods, including, among other things, differences in the Fund’s investment strategy and portfolio construction in comparison to the Lipper Multi-Cap Value Index and the S&P 500 Index. The Trustees considered other factors that supported the continuation of the Mount Lucas Agreement, including that Mount Lucas’ investment decisions, such as security selection and sector allocation, contributing to such underperformance were consistent with the Fund’s investment objective and policies. Taking note of Mount Lucas’ discussion of (i) the various factors contributing to the Fund’s performance and (ii) its continuing commitment to the Fund’s current investment strategy, the Trustees concluded that, although the Fund had underperformed the S&P 500 Index and the Lipper Multi-Cap Value Index for certain periods as noted above, the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Trustees noted that the representatives of Mount Lucas had provided information regarding its advisory fees and an analysis of the fees in relation to services provided to the Fund and any other ancillary benefit resulting from Mount Lucas’ relationship with the Fund. The Trustees also reviewed information regarding the fees that Mount Lucas charges to its separately managed accounts, and evaluated the explanations provided by Mount Lucas as to differences in fees charged to the Fund and separately managed accounts and funds. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Fund versus the universe of funds with similar share classes in the Lipper Multi Cap Value Index Fund category with $250 million or less in assets. The Trustees noted that the contractual advisory fee of the Fund’s Class I shares was higher than the median of the contractual advisory fee of the universe of funds with a similar share class in the Lipper Multi-Cap Value Index Fund category with $250 million or less in assets. They further noted that the net total expense ratio of the Fund’s Class I shares was in line with to the median net total expense ratio of funds with a similar share class in the same category. The Trustees concluded that the advisory fees and services provided by Mount Lucas are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Fund based on the information provided at the Meeting.

The Board then considered the level and depth of knowledge of Mount Lucas, including the professional experience and qualifications of senior personnel. In evaluating the quality of services to be provided by Mount Lucas, the Board took into account its familiarity with Mount Lucas’ management through Board meetings, discussions and reports during the preceding year. The Board also took into account Mount Lucas’ compliance policies and procedures and reports regarding Mount Lucas’ compliance operations from the Trust’s Chief Compliance Officer. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Fund’s investments on the one hand, and the investments of other accounts, on the other.

The Trustees reviewed the services provided to the Fund by Mount Lucas and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the Mount Lucas Agreement, that the quality of the services appeared to be consistent with industry norms and that the Fund is likely to benefit from the continued receipt of those services. They also concluded that Mount Lucas has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and that Mount Lucas had demonstrated their ability to attract and retain qualified personnel.

The Trustees then reviewed materials regarding the costs of the services provided by Mount Lucas, the compensation and benefits received by Mount Lucas in providing services to the Fund, as well as Mount Lucas’ profitability. The Trustees were provided with Mount Lucas’ audited financial statements for the fiscal year ended December 31, 2016 and unaudited balance sheet as of September 30, 2017. The Trustees noted that Mount Lucas’ level of profitability is an appropriate factor to consider, and the Trustees should be satisfied that Mount Lucas’ profits are sufficient to continue as a healthy concern generally and as investment adviser of the Fund specifically.

20

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Other Information

(Unaudited) (Concluded)

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale may be achieved at higher asset levels for the Fund for the benefit of Fund shareholders, but that the fee structure did not currently include breakpoint reductions as asset levels increased.

In voting to approve the continuation of the Mount Lucas Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by Mount Lucas. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the continuation of the Mount Lucas Agreement would be in the best interests of the Fund and their shareholders. Accordingly, the Board, including the Independent Trustees, unanimously approved the continuation of the Agreement for an additional one-year period.

21

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (844) 261-6483.

22

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (844) 261-6483.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	40	Optimum Fund Trust (registered investment company with 6 portfolios).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	40	None.

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2016.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	40	Brinker Capital Destinations Trust (registered investment company with 10 portfolios).

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	40	Copeland Trust (registered investment company with 2 portfolios).

23

MOUNT LUCAS U.S. FOCUSED EQUITY FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (Continued)

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	40	Lincoln Variable Insurance Products Trust (registered investment company with 92 portfolios).

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2015.

President of Lebisky Compliance Consulting LLC since October 2015; Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

24

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Investment Adviser

Mount Lucas Management LP

405 South State Street

Newtown, PA 18940

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7096

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

LUC-0418

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Investment Adviser’s Report

April 30, 2018 (Unaudited)

Dear Shareholder:

U.S. Economy

The U.S. economy closed out 2017 on its firmest footing in more than a decade, and underlying economic momentum is expected to accelerate in 2018, driven by firmer business investment (lifted by tax reform) as well as higher consumer spending (supported by a combination of a solid job market and household tax reduction). Further tightening in the labor market may deliver a modest pickup in wages and inflation in 2018. However, a number of structural forces (i.e. demographics, technology, and globalization) could provide a counterweight to any rising inflationary pressure.

The Federal Reserve in March 2018 raised its benchmark interest rate by a quarter-percentage point to a range between 1.50% and 1.75% and Fed officials also expect the U.S. economy to strengthen in the coming months. We expect U.S. economic growth to continue on a modest path and also expect that the Federal Reserve may increase rates two or more times during the remainder of 2018.

Hawaii Economy

The Hawaii economy continues to benefit from improving global conditions. Visitor arrivals reached record highs and unemployment reached new lows in 2017. Despite the surging visitor numbers, visitor spending finished off the year with just moderate overall growth. Improving global conditions, Hawaii’s continued volume of construction activity for the next few years and additions to airline and room capacity provide a favorable environment for Hawaii’s economy going forward. Therefore, revenues should continue to come in as expected if not higher provided there are not any dramatic policy changes in Washington. The effects of the federal tax cuts are yet to be seen in the Hawaii economy and we are watching closely various policy changes regarding tariffs and other geopolitical issues.

Municipal Market and Fund Performance

The municipal bond market had a positive year in 2017 along with all other asset classes despite numerous macro-economic factors that affected the market. After a brief sell-off in late 2016 due to the outcome of the U.S. election and potential inflationary pressures, municipal bonds had a strong start in 2017. This was not a surprise, given that over the past several years, major sell-offs have typically been followed by periods of strong performance as buyers come back into the market. During the second half of 2017, there was an increase in volatility driven by more political news relating to the attempts to repeal the Affordable Care Act and expectations of what the final tax reform would look like. In late December, the passage of the Tax Cuts and Jobs Act of 2017 (TCJA) introduced several sweeping changes to both the personal and corporate tax rates at the Federal level. In the first quarter of 2018 and going forward, we continue to monitor dramatic policy changes in Washington and/or potential geopolitical flare ups.

Although the Federal tax rates decreased under the TCJA, the state and local taxes (SALT) on income, sales, and property are limited to $10,000, and the miscellaneous itemized deductions have been eliminated. Under Hawaii law, three income tax brackets have been reinstated in 2018 for the highest earners (with the highest tax rate increasing from 8.25% to 11%). These factors could very well mute the impact of the Federal tax cuts. Therefore, in 2018, we believe demand for Hawaii municipal bonds from middle to higher-income residents will continue to remain strong.

1

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Investment Adviser’s Report (Concluded)

April 30, 2018 (Unaudited)

The Pacific Capital Tax-Free Securities Fund had a total return of 0.63% for the year ending April 30, 2018. The Pacific Capital Tax-Free Short Intermediate Securities Fund had a total return of -0.49% for the same period. Total return reflects the market fluctuation of the share price as well as reinvested dividends. Gross of Fee returns were 0.79% for the Pacific Capital Tax-Free Securities Fund and -0.18% for the Pacific Capital Tax-Free Short Intermediate Fund. The Barclays Capital Hawaii Municipal Bond Index had a total return of 0.95% for the year ending April 30, 2018 and the Barclays Capital Hawaii 3-year Municipal Bond Index had a total return of -0.68% for the same period.

Outlook and Strategy

Demand has remained strong for municipal bonds with signing of the Tax Cuts and Jobs Act of 2017 and the stock market beginning to show more signs of volatility. We feel we have positioned the Funds to take advantage of potential increases in short-term rates by the Federal Reserve and took advantage of the market pull back in the first quarter of 2018. We continue to focus on higher quality bonds and look for opportunities to achieve the Funds’ objectives of high current income that is exempt from federal and Hawaii income tax.

These comments reflect the investment advisor’s views in general regarding the market and the economy and are compiled from Asset Management Group (“AMG”) research. These comments reflect opinions as of the date written and are subject to change.

This letter is intended to assist shareholders in understanding how the funds performed for the period ending April 30, 2018 and reflects the views of the investment advisor as of the date written. Of course, these views may change and do not guarantee the future performance of the funds or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the funds are subject to investment risk.

All mutual fund investing involves risk, including possible loss of principal. The funds are non-diversified, which means that a portion of the funds’ assets may be invested in one or fewer companies or sectors. The funds could fluctuate in value more than a diversified fund.

2

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Annual Report

Performance Data

April 30, 2018 (Unaudited)

Credit Quality as of April 30, 2018

(as a percentage of total investments)

Credit quality ratings are primarily sourced from Moody’s but in the event that Moody’s has not assigned a rating, the Fund will use S&P or Fitch. If these ratings are in conflict, S&P will be used before Fitch. If none of the major rating agencies have assigned a rating, the Fund will assign a rating of NR (non-rated security). The ratings represent their (Moody’s, S&P, and Fitch) opinions as to the quality of the underlying securities in the Fund, and not the Fund itself. The ratings range from AAA (extremely strong capacity to meet financial commitment) to D (in default). Ratings are relative and subjective and are not absolute standards of quality. A pre-refunded bond is secured by an escrow fund of U.S. government obligations (i.e. Treasury securities) and assumes the superior credit rating of the government obligation. The ratings do not predict performance and are subject to change.

Investment Style

High-quality, intermediate-term, tax-exempt

Investment Objective

The Pacific Capital Tax-Free Securities Fund (the “Fund”) seeks high current income that is exempt from federal and Hawaii income tax by normally investing at least 80% of its net assets in investment grade municipal obligations. The Fund normally invests greater than 50% of its assets in Hawaii municipal obligations — debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax.

Investment Considerations

Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. The longer the average maturity of the Fund’s portfolio, the greater the fluctuation in value. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors. The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating.

Investment Process

●	Top-down macroeconomic analysis of interest rate trends
●	Bottom-up credit research to identify high quality bonds
Investment Management Advised by Asset Management Group of Bank of Hawaii (“AMG”)
●	As of April 30, 2018, AMG manages $1.039 billion in mutual fund assets. In addition, AMG personnel also manage approximately $2.1 billion in assets on behalf of Bank of Hawaii clients.

3

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Annual Report

Performance Data

April 30, 2018 (Unaudited)

Average Annual Total Returns for the Periods Ended April 30, 2018
	1 Year	3 Year	5 Year	10 Year
Class Y	0.63%	1.70%	1.81%	3.34%
Barclays Capital Hawaii
Municipal Bond Index	0.95%	2.03%	2.24%	4.05%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month end, please call (888) 678-6034.

As stated in the current prospectus dated September 18, 2017, the Fund’s “Total Annual Fund Operating Expenses” are 0.30%, and the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver” are 0.10%, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered in this report. The Adviser has agreed to waive its advisory fee (the “Waiver”) until August 31, 2019. The Waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”). Additional information pertaining to the Fund’s expense ratio for the year ended April 30, 2018 can be found in the financial highlights.

Before the Fund commenced operations, all of the assets of the Tax-Free Securities Fund, a series of Pacific Capital Funds (the “Predecessor Fund”), were transferred to the Fund in a tax-free reorganization (the “Reorganization”). Performance presented prior to June 28, 2010 reflects the performance of the Predecessor Fund.

Total returns reflect the waiver of advisory fees. Had these waivers not been in effect, performance quoted would have been lower.

4

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Annual Report

Performance Data (Concluded)

April 30, 2018 (Unaudited)

The performance of the Fund is measured against the Barclays Capital Hawaii Municipal Bond Index, a rules-based, market-value weighted index engineered for the long-term tax-exempt Hawaii bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Fund is distributed by Foreside Funds Distributors LLC.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

5

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Report

Performance Data

April 30, 2018 (Unaudited)

Credit Quality as of April 30, 2018

(as a percentage of total investments)

Credit quality ratings are primarily sourced from Moody’s but in the event that Moody’s has not assigned a rating, the Fund will use S&P or Fitch. If these ratings are in conflict, S&P will be used before Fitch. If none of the major rating agencies have assigned a rating, the Fund will assign a rating of NR (non-rated security). The ratings represent their (Moody’s, S&P, and Fitch) opinions as to the quality of the underlying securities in the Fund, and not the Fund itself. The ratings range from AAA (extremely strong capacity to meet financial commitment) to D (in default). Ratings are relative and subjective and are not absolute standards of quality. A pre-refunded bond is secured by an escrow fund of U.S. government obligations (i.e. Treasury securities) and assumes the superior credit rating of the government obligation. The ratings do not predict performance and are subject to change.

Investment Style

High-quality, short-intermediate term, tax-exempt

Investment Objective

The Pacific Capital Tax-Free Short Intermediate Securities Fund (the “Fund”) seeks high current income that is exempt from federal and Hawaii income tax by normally investing at least 80% of its net assets in investment grade municipal obligations. The Fund normally invests greater than 50% of its assets in Hawaii municipal obligations — debt securities issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities that pay interest which is exempt from Hawaii income tax as well as federal income tax. The Fund seeks to provide greater price stability than a long-term bond fund.

Investment Considerations

Income received from the Fund may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Generally, bond prices and values fall when interest rates rise, and vice versa. Intermediate term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. Since the Fund invests significantly in securities of issuers in Hawaii, it will also be affected by a variety of Hawaii’s economic and political factors. The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating.

Investment Process

●	Top-down macroeconomic analysis of interest rate trends
●	Bottom-up credit research to identify high quality bonds
Investment Management Advised by Asset Management Group of Bank of Hawaii (“AMG”)
●	As of April 30, 2018, AMG manages $1.039 billion in mutual fund assets. In addition, AMG personnel also manage approximately $2.1 billion in assets on behalf of Bank of Hawaii clients.

6

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Report

Performance Data (Continued)

April 30, 2018 (Unaudited)

Average Annual Total Returns for the Periods Ended April 30, 2018
	1 Year	3 Year	5 Year	10 Year
Class Y	-0.49%	0.55%	0.56%	1.35%
Barclays Capital Hawaii
3-Year Municipal Bond Index	-0.68%	0.63%	0.79%	1.97%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month end, please call (888) 678-6034.

As stated in the current prospectus dated September 18, 2017, the Fund’s “Total Annual Fund Operating Expenses” are 0.45%, and the Fund’s “Total Annual Fund Operating Expense After Fee Waiver” are 0.25%, of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered in this report. The Adviser has agreed to waive its advisory fee (the “Waiver”) until August 31, 2019. The Waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”). Additional information pertaining to the Fund’s expense ratio for the year ended April 30, 2018 can be found in the financial highlights.

Before the Fund commenced operations, all of the assets of the Tax-Free Short Intermediate Securities Fund, a series of Pacific Capital Funds (the “Predecessor Fund”), were transferred to the Fund in a tax-free reorganization (the “Reorganization”). Performance presented prior to June 28, 2010 reflects the performance of the Predecessor Fund.

Total returns reflect the waiver of advisory fees. Had these waivers not been in effect, performance quoted would have been lower.

7

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Annual Report

Performance Data (Concluded)

April 30, 2018 (Unaudited)

The performance of the Fund is measured against the Barclays Capital Hawaii 3-Year Municipal Bond Index, which is the 2-4 year component of the Barclays Capital Hawaii Municipal Bond Index and is a rules-based, market-value weighted index engineered for the Hawaii tax-exempt bond market. The index has four main sectors: general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

The Fund is distributed by Foreside Funds Distributors LLC.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

8

PACIFIC CAPITAL FUNDS

Fund Expense Disclosure

April 30, 2018

(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2017 through April 30, 2018 and held for the entire period.

Actual Expenses

The first line for each Fund in the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line for each Fund in the accompanying table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

PACIFIC CAPITAL FUNDS

Fund Expense Disclosure (Concluded)

April 30, 2018

(Unaudited)

		Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period*	Expense Ratio During Period**
Pacific Capital Tax-Free Securities Fund
Actual Fund Return	Class Y	$1,000.00	$ 987.50	$0.49	0.10%
Hypothetical Fund Return (5% return before expenses)	Class Y	1,000.00	1,024.30	0.50	0.10%

Pacific Capital Tax-Free Short Intermediate Securities Fund
Actual Fund Return	Class Y	$1,000.00	$ 990.60	$1.14	0.23%
Hypothetical Fund Return (5% return before expenses)	Class Y	1,000.00	1,023.65	1.15	0.23%

*

Expense are equal to an annualized expense ratio for the six-month period ended April 30, 2018, multiplied by average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Funds’ ending account values on the first line in each table are based on the actual six-month total returns of (1.25)% for the Pacific Capital Tax-Free Securities Fund and (0.94)% for the Pacific Capital Tax-Free Short Intermediate Securities Fund.

**	Annualized.

10

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments

April 30, 2018

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — 98.8%
Alaska — 0.1%
Matanuska-Susitna AK, Prerefunded 09/01/19 at 100, 6.00%, 09/01/28, (AGC Insured)	380,000	400,516
Arizona — 2.2%
Phoenix Civic Improvement Corp., Civic Plaza, Convertible CAB, Series B, 5.50%, 07/01/31, (NATL-RE, FGIC Insured)	5,000,000	6,288,750
California — 1.7%
California Health Facilities Financing Authority, Series A, 5.00%, 11/01/27	1,000,000	1,212,070
Norwalk-La Mirada Unified School District GO, CAB, OID, Series B, 0.00%, 08/01/27, (AGM-CR, FGIC Insured)	5,000,000	3,772,400
		4,984,470
Guam — 0.7%
Territory Of Guam, Series A, Prerefunded 11/15/19 at 100, 6.75%, 11/15/29	1,775,000	1,901,629
Hawaii — 90.1%
Hawaii County GO, Series A, Prerefunded 07/15/18 at 100, 6.00%, 07/15/26	1,655,000	1,669,415

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii County GO, Series A, Prerefunded 03/01/20 at 100, 4.00%, 03/01/28	670,000	695,306
Hawaii County GO, Series A, Callable 03/01/27 at 100, 5.00%, 09/01/31	5,045,000	5,899,219
Hawaii County GO, Series A, Callable 03/01/27 at 100, 5.00%, 09/01/34	5,775,000	6,664,928
Hawaii Housing Finance & Development Corp., Multi-Family Housing, Iwilei Apartments, Series A, Callable 07/01/22 at 100, 3.75%, 01/01/31	3,120,000	3,159,530
Hawaii Housing Finance & Development Corp., Series A, Callable 01/01/20 at 100, 1.90%, 01/01/21, (GNMA Collateral Insured)	5,000,000	4,940,400
Hawaii Housing Finance & Development Corp., Series B, Callable 07/01/21 at 100, 3.88%, 07/01/25, (GNMA/FNMA/FHLMC Insured)	3,090,000	3,154,056
Hawaii State Airports System Revenue, AMT, Callable 08/01/23 at 100, 5.00%, 08/01/28	400,000	434,708

The accompanying notes are an integral part of the financial statements.

11

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2018

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Airports System Revenue, Series A, Callable 07/01/20 at 100, 5.25%, 07/01/28	1,010,000	1,080,033
Hawaii State Airports System Revenue, AMT, Callable 07/01/21 at 100, 5.00%, 07/01/23	3,500,000	3,786,685
Hawaii State Airports System Revenue, Series A, Callable 07/01/20 at 100, 5.25%, 07/01/23	1,000,000	1,069,340
Hawaii State Airports System Revenue, Series A, Callable 07/01/20 at 100, 5.25%, 07/01/29	4,040,000	4,320,134
Hawaii State Airports System Revenue, Series A, 5.25%, 07/01/20	820,000	876,859
Hawaii State Airports System Revenue, Series A, Callable 07/01/20 at 100, 5.25%, 07/01/21	1,000,000	1,069,340
Hawaii State Department of Budget & Finance Revenue, Hawaii Pacific Health Obligation, 4.00%, 07/01/23	500,000	536,860

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Budget & Finance Revenue, Hawaii Pacific Health Obligation, Callable 07/01/23 at 100, 5.00%, 07/01/26	1,330,000	1,478,508
Hawaii State Department of Budget & Finance Revenue, Hawaiian Electric Company Subsidiary, Callable 07/01/19 at 100, 6.50%, 07/01/39	1,000,000	1,049,340
Hawaii State Department of Budget & Finance Revenue, Hawaiian Electric Company, AMT, MWC, 3.10%, 05/01/26	2,350,000	2,331,882
Hawaii State Department of Budget & Finance Revenue, Hawaiian Electric Company, AMT, MWC, 4.00%, 03/01/37	1,500,000	1,498,995
Hawaii State Department of Budget & Finance, Special Purpose Revenue, Kahala Nui, Callable 11/15/22 at 100, 5.00%, 11/15/27	1,790,000	1,982,389

The accompanying notes are an integral part of the financial statements.

12

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2018

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Budget & Finance, Special Purpose Revenue, Kahala Nui, Callable 11/15/22 at 100, 5.13%, 11/15/32	550,000	605,341
Hawaii State Department of Budget & Finance, Series A, Queens Health System, Callable 07/01/25 at 100, 5.00%, 07/01/35	10,000,000	11,123,500
Hawaii State Department of Hawaiian Home Lands Revenue, 5.00%, 04/01/21	1,370,000	1,483,326
Hawaii State Department of Hawaiian Home Lands Revenue, Callable 04/01/27 at 100, 5.00%, 04/01/28	850,000	993,667
Hawaii State Department of Hawaiian Home Lands Revenue, Callable 04/01/27 at 100, 5.00%, 04/01/32	335,000	385,076
Hawaii State Department of Hawaiian Home Lands, Kapolei Office Facility, Series A, Callable 11/01/27 at 100, 5.00%, 11/01/28	1,170,000	1,382,285

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Hawaiian Home Lands, Kapolei Office Facility, Series A, Callable 11/01/27 at 100, 5.00%, 11/01/30	800,000	933,536
Hawaii State Department of Hawaiian Home Lands, Kapolei Office Facility, Series A, Callable 11/01/27 at 100, 5.00%, 11/01/31	815,000	948,106
Hawaii State GO, Series DK, Prerefunded 05/01/18 at 100, 5.00%,	3,015,000	3,015,000
Hawaii State GO, Series DK, Prerefunded 05/01/18 at 100, 5.00%,	1,390,000	1,390,000
Hawaii State GO, Series DK, Unrefunded portion, Callable 05/01/18 at 100, 5.00%,	75,000	75,000
Hawaii State GO, Series DK, Unrefunded portion, Callable 05/01/18 at 100, 5.00%,	75,000	75,000
Hawaii State GO, Series DQ, Prerefunded 06/01/19 at 100, 5.00%, 06/01/23	1,660,000	1,715,842
Hawaii State GO, Series DT, 5.00%, 11/01/19	3,000,000	3,139,380

The accompanying notes are an integral part of the financial statements.

13

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2018

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series DZ, Prerefunded 12/01/21 at 100, 5.00%, 12/01/30	1,765,000	1,936,152
Hawaii State GO, Series DZ, Prerefunded 12/01/21 at 100, 5.00%, 12/01/22	155,000	169,471
Hawaii State GO, Series DZ, Prerefunded 12/01/21 at 100, 5.00%, 12/01/23	1,790,000	1,957,114
Hawaii State GO, Series DZ, Prerefunded 12/01/21 at 100, 5.00%, 12/01/25	885,000	970,818
Hawaii State GO, Series DZ, Prerefunded 12/01/21 at 100, 5.00%, 12/01/26	1,150,000	1,257,364
Hawaii State GO, Series DZ, Prerefunded 12/01/21 at 100, 5.00%, 12/01/27	1,620,000	1,771,243
Hawaii State GO, Series DZ, Prerefunded 12/01/21 at 100, 5.00%, 12/01/27	1,155,000	1,267,000
Hawaii State GO, Series DZ, Prerefunded 12/01/21 at 100, 5.00%, 12/01/31	1,730,000	1,897,758

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series DZ, Unrefunded portion, Callable 12/01/21 at 100, 5.00%, 12/01/29	300,000	330,180
Hawaii State GO, Series DZ, Unrefunded portion, Callable 12/01/21 at 100, 5.00%, 12/01/30	1,235,000	1,359,241
Hawaii State GO, Series DZ, Unrefunded portion, Callable 12/01/21 at 100, 5.00%, 12/01/31	1,095,000	1,205,157
Hawaii State GO, Series EA, 5.00%, 12/01/19	265,000	277,940
Hawaii State GO, Series EA, 5.00%, 12/01/21	2,000,000	2,201,200
Hawaii State GO, Series EE, Prerefunded 11/01/22 at 100, 5.00%, 11/01/24	55,000	61,535
Hawaii State GO, Series EE, Prerefunded 11/01/22 at 100, 5.00%, 11/01/26	1,450,000	1,622,275
Hawaii State GO, Series EE, Prerefunded 11/01/22 at 100, 5.00%, 11/01/26	85,000	95,099
Hawaii State GO, Series EE, Prerefunded 11/01/22 at 100, 5.00%, 11/01/27	740,000	827,919

The accompanying notes are an integral part of the financial statements.

14

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2018

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series EE, Prerefunded 11/01/22 at 100, 5.00%, 11/01/27	90,000	100,693
Hawaii State GO, Series EE, Prerefunded 11/01/22 at 100, 5.00%, 11/01/28	740,000	827,919
Hawaii State GO, Series EE, Prerefunded 11/01/22 at 100, 5.00%, 11/01/28	20,000	22,376
Hawaii State GO, Series EE, Unrefunded portion, Callable 11/01/22 at 100, 5.00%, 11/01/24	100,000	112,109
Hawaii State GO, Series EE, Unrefunded portion, Callable 11/01/22 at 100, 5.00%, 11/01/26	1,365,000	1,530,288
Hawaii State GO, Series EE, Unrefunded portion, Callable 11/01/22 at 100, 5.00%, 11/01/27	345,000	386,776
Hawaii State GO, Series EE, Unrefunded portion, Callable 11/01/22 at 100, 5.00%, 11/01/28	340,000	381,171
Hawaii State GO, Series EH, Prerefunded 08/01/23 at 100, 5.00%, 08/01/24	305,000	344,671
Hawaii State GO, Series EH, Prerefunded, ETM, 5.00%, 08/01/23	445,000	504,056

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series EH, Prerefunded, ETM, 5.00%, 08/01/23	110,000	124,598
Hawaii State GO, Series EH, Unrefunded portion, 5.00%, 08/01/23	345,000	391,696
Hawaii State GO, Series EH, Unrefunded portion, Callable 08/01/23 at 100, 5.00%, 08/01/24	895,000	1,011,878
Hawaii State GO, Series EL, 5.00%, 08/01/23	1,000,000	1,135,350
Hawaii State GO, Series EO, Callable 08/01/24 at 100, 5.00%, 08/01/32	1,285,000	1,449,866
Hawaii State GO, Series EO, Prerefunded 08/01/24 at 100, 5.00%, 08/01/26	140,000	161,522
Hawaii State GO, Series EO, Unrefunded portion, Callable 08/01/24 at 100, 5.00%, 08/01/26	1,560,000	1,786,153
Hawaii State GO, Series EP, 5.00%, 08/01/24	1,000,000	1,152,470
Hawaii State GO, Series ET, 4.00%, 10/01/22	1,060,000	1,141,673
Hawaii State GO, Series EW, 5.00%, 10/01/18	2,000,000	2,027,140
Hawaii State GO, Series EY, Callable 10/01/25 at 100, 5.00%, 10/01/27	2,980,000	3,470,299
Hawaii State GO, Series EZ, 5.00%, 10/01/21	4,000,000	4,387,080

The accompanying notes are an integral part of the financial statements.

15

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2018

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series FB, 5.00%, 04/01/25	5,000,000	5,827,000
Hawaii State GO, Series FB, Callable 04/01/26 at 100, 4.00%, 04/01/29	2,000,000	2,170,740
Hawaii State GO, Series FG, Callable 10/01/26 at 100, 5.00%, 10/01/30	10,000,000	11,712,400
Hawaii State GO, Series FK, 4.00%, 05/01/22	2,000,000	2,144,160
Hawaii State GO, Series FK, Callable 05/01/27 at 100, 5.00%, 05/01/33	2,500,000	2,915,300
Hawaii State GO, Series FN, 5.00%, 10/01/26	5,000,000	5,934,750
Hawaii State GO, Series FT, Callable 01/01/28 at 100, 5.00%, 01/01/36	4,000,000	4,655,720
Hawaii State Harbor System Revenue, Series A, Callable 07/01/20 at 100, 4.75%, 07/01/24	220,000	231,165
Hawaii State Harbor System Revenue, Series A, Callable 07/01/20 at 100, 5.63%, 07/01/40	3,125,000	3,347,813
Hawaii State Highway Fund Revenue, Series A, 5.00%, 01/01/21	1,250,000	1,346,775
Hawaii State Highway Fund Revenue, Series A, Prerefunded 01/01/22 at 100, 5.00%, 01/01/27	5,490,000	6,050,529

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Highway Fund Revenue, Series A, Prerefunded 01/01/22 at 100, 5.00%, 01/01/28	1,120,000	1,234,352
Hawaii State Highway Fund Revenue, Series B, Callable 07/01/26 at 100, 5.00%, 01/01/28	875,000	1,030,654
Hawaii State Highway Fund Revenue, Series B, Callable 07/01/26 at 100, 5.00%, 01/01/29	5,000,000	5,869,350
Honolulu City & County Board of Water Supply System Revenue, Series A, 5.00%, 07/01/24	510,000	585,536
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/24 at 100, 5.00%, 07/01/27	300,000	342,036
Honolulu City & County Board of Water Supply System Revenue, Series A, Callable 07/01/22 at 100, 5.00%, 07/01/26	3,125,000	3,458,094
Honolulu City & County Board of Water Supply, System Revenue, Series A, Callable 07/01/24 at 100, 5.00%, 07/01/25	1,500,000	1,717,545

The accompanying notes are an integral part of the financial statements.

16

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2018

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series A, 5.00%, 11/01/18	1,015,000	1,031,565
Honolulu City & County GO, Series A, Prerefunded 04/01/19 at 100, 5.00%, 04/01/24	1,110,000	1,142,345
Honolulu City & County GO, Series A, Callable 11/01/22 at 100, 5.00%, 11/01/25	2,855,000	3,200,712
Honolulu City & County GO, Series A, Callable 11/01/22 at 100, 5.00%, 11/01/26	3,365,000	3,772,468
Honolulu City & County GO, Series A, Callable 10/01/25 at 100, 5.00%, 10/01/31	2,175,000	2,501,141
Honolulu City & County GO, Series A, Callable 11/01/22 at 100, 5.00%, 11/01/31	450,000	504,490
Honolulu City & County GO, Series A, Callable 11/01/22 at 100, 5.00%, 11/01/32	1,970,000	2,208,547
Honolulu City & County GO, Series A, Callable 10/01/25 at 100, 5.00%, 10/01/35	3,000,000	3,415,350
Honolulu City & County GO, Series A, Callable 10/01/25 at 100, 5.00%, 10/01/37	400,000	454,236

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series A, Callable 10/01/25 at 100, 5.00%, 10/01/38	1,000,000	1,134,170
Honolulu City & County GO, Series A, Callable 10/01/25 at 100, 5.00%, 10/01/39	1,000,000	1,132,750
Honolulu City & County GO, Series A, ETM, 5.00%, 11/01/22	2,000,000	2,242,180
Honolulu City & County GO, Series A, Refunding, 5.00%, 10/01/19	1,000,000	1,044,030
Honolulu City & County GO, Series A, Refunding, Callable 11/01/22 at 100, 4.00%, 11/01/37	1,000,000	1,032,410
Honolulu City & County GO, Series B, Callable 11/01/22 at 100, 5.00%, 11/01/23	2,050,000	2,294,504
Honolulu City & County GO, Series B, Callable 12/01/20 at 100, 5.00%, 12/01/25	2,280,000	2,448,766
Honolulu City & County GO, Series B, Refunding, 5.00%, 10/01/18	1,000,000	1,013,570
Honolulu City & County GO, Series B, Refunding, 5.00%, 12/01/18	1,000,000	1,019,030
Honolulu City & County GO, Series B, Refunding, 5.00%, 08/01/19	1,220,000	1,267,751

The accompanying notes are an integral part of the financial statements.

17

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2018

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series B, Refunding, 5.00%, 10/01/22	1,000,000	1,117,150
Honolulu City & County GO, Series B, Refunding, 5.00%, 10/01/25	2,300,000	2,693,668
Honolulu City & County GO, Series C, Refunding, Callable 10/01/25 at 100, 5.00%, 10/01/27	2,000,000	2,330,520
Honolulu City & County GO, Series C, Refunding, Callable 10/01/25 at 100, 5.00%, 10/01/29	3,500,000	4,047,715
Honolulu City & County GO, Series D, Prerefunded 09/01/19 at 100, 4.00%, 09/01/21	250,000	257,128
Honolulu City & County GO, Series E, Refunding, Callable 09/01/27 at 100, 5.00%, 09/01/30	1,500,000	1,774,680
Honolulu City & County GO, Variable Honolulu Rail Transit Project, SIFMA + 0.30%, Callable 09/01/18 at 100, 2.05%, 09/01/22(a)	1,500,000	1,501,260
Honolulu City & County Waste Water System Revenue, Refunding, Junior Series A, Callable 07/01/25 at 100, 5.00%, 07/01/30	4,000,000	4,567,480

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Waste Water System Revenue, Senior 1st Bond Resolution, Refunding, 5.00%, 07/01/20	250,000	266,292
Honolulu City & County Waste Water System Revenue, Senior 1st Bond Resolution, Refunding, Callable 07/01/25 at 100, 5.00%, 07/01/26	3,000,000	3,476,250
Honolulu City & County Waste Water System Revenue, Senior 1st Bond Resolution, Refunding, Callable 07/01/25 at 100, 5.00%, 07/01/27	1,000,000	1,155,210
Honolulu City & County Waste Water System Revenue, Senior 1st Bond Resolution, Series A, Callable 07/01/25 at 100, 5.00%, 07/01/29	100,000	114,536
Honolulu City & County Waste Water System Revenue, Senior 1st Bond Resolution, Series A, Callable 01/01/28 at 100, 5.00%, 07/01/36	2,000,000	2,316,960
Honolulu City & County Waste Water System Revenue, Senior 1st Bond Resolution, Series B, Refunding, 4.00%, 07/01/21	545,000	577,384

The accompanying notes are an integral part of the financial statements.

18

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2018

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Waste Water System Revenue, Senior, Series B, Refunding, Callable 07/01/26 at 100, 5.00%, 07/01/35	125,000	142,688
Kauai County GO, 5.00%, 08/01/23	300,000	339,813
Kauai County GO, 5.00%, 08/01/27	250,000	299,025
Kauai County GO, Callable 08/01/27 at 100, 5.00%, 08/01/31	250,000	294,302
Kauai County GO, Callable 08/01/27 at 100, 4.00%, 08/01/33	270,000	286,716
Kauai County GO, Callable 08/01/27 at 100, 5.00%, 08/01/42	775,000	887,871
Kauai County GO, Series A, Callable 08/01/21 at 100, 3.25%, 08/01/23	1,000,000	1,029,540
Kauai County GO, Series A, Callable 08/01/22 at 100, 3.13%, 08/01/27	1,295,000	1,314,308
Kauai County GO, Series A, Refunding, 5.00%, 08/01/19	260,000	270,143
Kauai County GO, Series A, Refunding, 5.00%, 08/01/22	315,000	350,838
Maui County GO, Refunding, 5.00%, 06/01/19	500,000	517,095

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Maui County GO, Refunding, 5.00%, 06/01/20	3,075,000	3,270,447
Maui County GO, Refunding, 5.00%, 06/01/21	1,500,000	1,634,235
Maui County GO, Refunding, 5.00%, 06/01/23	300,000	340,011
University of Hawaii Revenue, Series A, Callable 10/01/19 at 100, 5.25%, 10/01/34	1,000,000	1,047,500
University of Hawaii Revenue, Series A-2, 4.00%, 10/01/19	170,000	175,100
University of Hawaii Revenue, Series B, Refunding, 4.00%, 10/01/24	665,000	724,996
University of Hawaii Revenue, Series B, Refunding, Callable 10/01/25 at 100, 5.00%, 10/01/35	1,000,000	1,132,040
University of Hawaii Revenue, Series E, Refunding, 5.00%, 10/01/24	3,000,000	3,447,600
University of Hawaii Revenue, Series E, Refunding, Callable 10/01/26 at 100, 5.00%, 10/01/31	1,000,000	1,159,000

The accompanying notes are an integral part of the financial statements.

19

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Continued)

April 30, 2018

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
University of Hawaii Revenue, Series F, Refunding, Callable 10/01/27 at 100, 5.00%, 10/01/36	3,000,000	3,438,480
University of Hawaii Revenue, Series F, Refunding, Callable 10/01/27 at 100, 5.00%, 10/01/37	2,000,000	2,292,320

		260,644,471

Illinois — 1.4%
Illinois Municipal Electric Agency Power Supply Revenue, Series C, 5.25%, 02/01/21, (NATL-RE, FGIC Insured)	3,665,000	3,957,210

Massachusetts — 0.4%
Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue, Contract Assistance, Series B, Refunding, Callable 01/01/20 at 100, 5.00%, 01/01/23	1,000,000	1,049,500

New Jersey — 0.1%
Passaic Valley Sewage Commission Revenue, Series G, Refunding, 5.75%, 12/01/21	300,000	333,405

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Texas — 2.1%
Austin Independent School District, Series B, Refunding, 5.00%, 08/01/25, (PSF-GTD Insured)	1,000,000	1,163,300
Galveston County GO, CAB, OID, Series RD, 0.00%, 02/01/24, (NATL-RE Insured)	2,630,000	2,251,753
Houston Combined Utility System Revenue, Unrefunded Balance CAB, OID, Junior Series A, 0.00%, 12/01/27, (AGM Insured)	2,000,000	1,490,880
Texas State Transportation Commission Mobility Fund GO, Callable 04/01/24 at 100, 5.00%, 10/01/27	1,000,000	1,138,980

		6,044,913

TOTAL MUNICIPAL BONDS (Cost $284,592,395)		285,604,864

The accompanying notes are an integral part of the financial statements.

20

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Portfolio of Investments (Concluded)

April 30, 2018

	Shares	Value ($)

REGISTERED INVESTMENT COMPANY — 0.4%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.60%(b)	1,233,487	1,233,487

TOTAL REGISTERED INVESTMENT COMPANY (Cost $1,233,487)		1,233,487

TOTAL INVESTMENTS - 99.2% (Cost $285,825,882)		286,838,351
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.8%		2,330,572

NET ASSETS - 100.0%		$289,168,923

(a)	Variable rate investments. The rate shown is based on the latest available information as of April 30, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate or spread in their description.
(b)	Rate periodically changes. Rate disclosed is the daily yield on April 30, 2018.

Portfolio holdings are subject to change at any time.

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AGM-CR	Assured Guaranty Municipal Corp.
Custodial Receipts
AMT	Subject to Alternative Minimum Tax
CAB	Capital Appreciation Bond
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage
Association
GO	General Obligation
MWC	Make Whole Callable
NATL-RE	National Reinsurance Corp.
OID	Original Issue Discount
PSF-GTD	Permanent School Fund Guaranteed
SIFMA	The Securities Industry and Financial
Markets Association Municipal Swap Index

The accompanying notes are an integral part of the financial statements.

21

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments

April 30, 2018

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — 96.6%
Hawaii — 91.8%
Hawaii County GO, Series A, 5.00%, 09/01/20	1,000,000	1,069,610
Hawaii County GO, Series A, OID, Callable 07/15/18 at 100, 5.00%, 07/15/21	120,000	120,804
Hawaii County GO, Series B, Refunding, 4.00%, 09/01/19	1,185,000	1,218,630
Hawaii Housing Finance & Development Corp., Hale-Kewalo Apartments, Series A, Callable 01/01/20 at 100, 1.90%, 01/01/21, (GNMA Collateral Insured)	650,000	642,252
Hawaii Housing Finance & Development Corp., Series A, Refunding, 2.70%, 07/01/18, (GNMA/FNMA/FHLMC Insured)	445,000	445,503
Hawaii Housing Finance & Development Corp., Series B, 2.95%, 07/01/19, (GNMA/FNMA/FHLMC Insured)	30,000	30,198
Hawaii Pacific Health, Series B, 5.00%, 07/01/20	175,000	186,022

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Airports System Revenue, AMT, Callable 08/01/2023 at 100, 5.00%, 08/01/27	260,000	283,478
Hawaii State Airports System Revenue, Refunding, AMT, 5.00%, 07/01/19	135,000	139,617
Hawaii State Airports System Revenue, Refunding, AMT, 5.00%, 07/01/21	2,000,000	2,160,640
Hawaii State Airports System Revenue, Refunding, AMT, OID, Callable 07/01/21 at 100, 4.13%, 07/01/24	500,000	516,690
Hawaii State Department of Budget & Finance Revenue, Hawaiian Electric Company, AMT, MWC, 3.10%, 05/01/26	320,000	317,533
Hawaii State Department of Budget & Finance, Pacific Health Obligation, 5.00%, 07/01/18	830,000	834,258
Hawaii State Department of Budget & Finance, Pacific Health Obligation, 5.00%, 07/01/22	200,000	221,738

The accompanying notes are an integral part of the financial statements.

22

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2018

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Budget & Finance, Series A, Queens Health System, 4.00%, 07/01/18	1,355,000	1,359,756
Hawaii State Department of Budget & Finance, Series A, Queens Health System, 4.00%, 07/01/19	400,000	409,428
Hawaii State Department of Budget & Finance, Series A, Queens Health System, 5.00%, 07/01/22	40,000	44,482
Hawaii State Department of Budget & Finance, Series A, Queens Health System, 5.00%, 07/01/24	495,000	564,661
Hawaii State Department of Budget & Finance, Series B, Pacific Health Obligation, 3.00%, 07/01/19	55,000	55,667
Hawaii State Department of Hawaiian Home Lands, OID, Callable 04/01/19 at 100, 5.13%, 04/01/21	20,000	20,587
Hawaii State Department of Hawaiian Home Lands, OID, Callable 04/01/19 at 100, 5.50%, 04/01/23	125,000	129,090

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State Department of Hawaiian Home Lands, Refunding, 4.00%, 04/01/20	1,555,000	1,614,572
Hawaii State GO, Series DQ, Prerefunded, Callable 06/01/19 at 100, 5.00%, 06/01/24	185,000	191,223
Hawaii State GO, Series EF, Refunding, Callable 11/01/22 at 100, 5.00%, 11/01/24	960,000	1,071,446
Hawaii State GO, Series FG, 3.00%, 10/01/20	1,000,000	1,025,110
Hawaii State GO, Series FG, 5.00%, 10/01/22	310,000	346,868
Hawaii State GO, Series FK, 4.00%, 05/01/20	500,000	520,280
Hawaii State GO, Series FK, 4.00%, 05/01/23	500,000	541,385
Hawaii State GO, Series FT, 3.00%, 01/01/23	1,000,000	1,034,810
Hawaii State GO, Series FT, 4.00%, 01/01/24	1,000,000	1,089,220
Hawaii State GO, Series DK, Prerefunded 05/01/18 at 100, 5.00%, 05/01/23	165,000	165,000

The accompanying notes are an integral part of the financial statements.

23

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2018

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series DK, Prerefunded 05/01/18 at 100, 5.00%, 05/01/27	20,000	20,000
Hawaii State GO, Series DN, Prerefunded, Callable 08/01/18 at 100, 5.00%, 08/01/20	210,000	211,659
Hawaii State GO, Series DN, Prerefunded, OID, Callable 08/01/18 at 100, 5.00%, 08/01/21	95,000	95,751
Hawaii State GO, Series DN, Prerefunded, OID, Callable 08/01/18 at 100, 5.00%, 08/01/22	105,000	105,830
Hawaii State GO, Series DN, Prerefunded, OID, Callable 08/01/18 at 100, 5.25%, 08/01/25	130,000	131,106
Hawaii State GO, Series DQ, ETM, 5.00%, 06/01/18	90,000	90,239
Hawaii State GO, Series DQ, Prerefunded, Callable 06/01/19 at 100, 5.00%, 06/01/20	145,000	149,878
Hawaii State GO, Series DT, Refunding, 5.00%, 11/01/19	150,000	156,969
Hawaii State GO, Series DZ, Prerefunded, Callable 12/01/21 at 100, 5.00%, 12/01/30	935,000	1,025,667

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series DZ, Prerefunded 12/01/21 at 100, 5.00%, 12/01/22	190,000	207,738
Hawaii State GO, Series DZ, Prerefunded 12/01/21 at 100, 5.00%, 12/01/23	190,000	207,738
Hawaii State GO, Series DZ, Prerefunded, ETM, 5.00%, 12/01/19	130,000	135,932
Hawaii State GO, Series DZ, Refunding, ETM, 5.00%, 12/01/20	255,000	274,411
Hawaii State GO, Series EA, Refunding, 4.00%, 12/01/20	1,025,000	1,077,624
Hawaii State GO, Series EA, Refunding, Callable 12/01/21 at 100, 5.00%, 12/01/23	1,025,000	1,122,539
Hawaii State GO, Series EE, ETM, 4.00%, 11/01/22	1,290,000	1,391,201
Hawaii State GO, Series EE, Prerefunded, Callable 11/01/22 at 100, 5.00%, 11/01/24	45,000	50,346
Hawaii State GO, Series EE, Unrefunded, Callable 11/01/22 at 100, 5.00%, 11/01/24	25,000	28,027

The accompanying notes are an integral part of the financial statements.

24

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2018

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Hawaii State GO, Series EH, Callable 08/01/23 at 100, 5.00%, 08/01/25	500,000	563,980
Hawaii State GO, Series EH, Prerefunded, Callable 08/01/23 at 100, 5.00%, 08/01/24	255,000	288,168
Hawaii State GO, Series EH, Unrefunded, Callable 08/01/23 at 100, 5.00%, 08/01/24	745,000	842,290
Hawaii State GO, Series EP, Refunding, 5.00%, 08/01/22	1,000,000	1,115,490
Hawaii State Harbor System Revenue, Series A, Callable 07/01/20 at 100, 5.00%, 07/01/24	10,000	10,582
Hawaii State Harbor System Revenue, Series A, OID, Callable 07/01/20 at 100, 4.50%, 07/01/22	35,000	36,615
Hawaii State Highway Fund Revenue, OID, Callable 01/01/19 at 100, 5.50%, 01/01/25	140,000	143,475
Hawaii State Highway Fund Revenue, Series A, 5.00%, 01/01/21	1,000,000	1,077,420
Hawaii State Highway Fund Revenue, Series A, 4.00%, 01/01/21	1,000,000	1,051,610

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series A, Callable 08/01/21 at 100, 5.00%, 08/01/26	700,000	765,226
Honolulu City & County Board of Water Supply System Revenue, Series A, 5.00%, 07/01/27	750,000	855,090
Honolulu City & County Board of Water Supply System Revenue, Refunding, Series A, 5.00%, 07/01/20	320,000	340,854
Honolulu City & County Board of Water Supply System Revenue, Refunding, Series A, 5.00%, 07/01/22	650,000	722,839
Honolulu City & County Board of Water Supply System Revenue, Refunding, Series A, 5.00%, 07/01/23	515,000	582,326
Honolulu City & County Board of Water Supply System Revenue, Refunding, Series A, 3.00%, 07/01/24	350,000	361,554
Honolulu City & County Board of Water Supply System Revenue, Refunding, Series A, Callable 07/01/24 at 100, 5.00%, 07/01/26	105,000	119,777

The accompanying notes are an integral part of the financial statements.

25

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2018

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Series A, Callable 04/01/19 at 100, 5.00%, 04/01/20	90,000	92,623
Honolulu City & County GO, Series A, Callable 04/01/19 at 100, 5.00%, 04/01/26	210,000	216,119
Honolulu City & County GO, Series A, OID, Callable 08/01/21 at 100, 4.00%, 08/01/29	20,000	21,238
Honolulu City & County GO, Series A, Prerefunded, ETM, 4.00%, 08/01/18	35,000	35,195
Honolulu City & County GO, Series B, 5.00%, 09/01/20	1,000,000	1,070,080
Honolulu City & County GO, Series D, Callable 09/01/19 at 100, 5.25%, 09/01/23	1,000,000	1,044,860
Honolulu City & County GO, Series D, Callable 09/01/19 at 100, 5.25%, 09/01/27	150,000	156,729
Honolulu City & County GO, Series D, ETM, 5.00%, 09/01/19	115,000	119,783

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County GO, Variable Honolulu Rail Transit Project, SIFMA + 0.30%, Callable 09/01/18 at 100, 2.05%, 09/01/22(a)	500,000	500,420
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Refunding, Senior Series A, 5.00%, 07/01/19	1,000,000	1,036,550
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Refunding, Senior Series A, 5.00%, 07/01/20	1,000,000	1,065,170
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Refunding, Senior Series A, 5.00%, 07/01/21	1,000,000	1,089,900
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Senior Series A, 3.00%, 07/01/18	90,000	90,189

The accompanying notes are an integral part of the financial statements.

26

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2018

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Honolulu City & County Wastewater System Revenue, 1st Bond Resolution, Senior Series A, Callable 07/01/2022 at 100, 5.00%, 07/01/23	500,000	557,085
Honolulu City & County Wastewater System Revenue, 2nd Bond Resolution, Refunding, Series A, Callable 07/01/18 at 100, 5.00%, 07/01/20, (AGM Insured)	125,000	125,676
Honolulu City & County Wastewater System Revenue, Senior 1st Bond Resolution, Refunding, Series B, 4.00%, 07/01/21	500,000	529,710
Honolulu City & County Wastewater System Revenue, Senior Series A, 4.00%, 07/01/21	1,005,000	1,064,717
Honolulu City & County Wastewater System Revenue, Senior Series A, Callable 07/01/21 at 100, 5.25%, 07/01/36	35,000	38,458
Kauai Country GO, 2.00%, 08/01/19	200,000	200,440
Kauai Country GO, 3.00%, 08/01/20	305,000	312,341

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Kauai County GO, Refunding, Series A, 3.00%, 08/01/18	250,000	250,792
Kauai County GO, Refunding, Series A, 5.00%, 08/01/19	35,000	36,365
Kauai County GO, Refunding, Series A, 4.00%, 08/01/19	150,000	154,011
Kauai County GO, Refunding, Series A, 4.00%, 08/01/20	10,000	10,460
Kauai County GO, Refunding, Series A, 3.00%, 08/01/20	345,000	353,304
Maui County GO, Series B, 5.00%, 06/01/18	250,000	250,658
Maui County GO, Refunding, 5.00%, 06/01/18	475,000	476,249
Maui County GO, Refunding, 5.00%, 06/01/19	185,000	191,325
Maui County GO, Refunding, 5.00%, 09/01/19	320,000	333,309
Maui County GO, Refunding, 5.00%, 06/01/20	670,000	712,585
Maui County GO, Refunding, 5.00%, 06/01/21	225,000	245,135

The accompanying notes are an integral part of the financial statements.

27

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Continued)

April 30, 2018

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Hawaii — (Continued)
Maui County GO, Refunding, 5.00%, 09/01/21	20,000	21,910
University of Hawaii Revenue, Refunding, Series A, 2.00%, 10/01/18	230,000	230,281
University of Hawaii Revenue, Refunding, Series B, 4.00%, 10/01/23	525,000	568,234
University of Hawaii Revenue, Refunding, Series B, 4.00%, 10/01/24	500,000	545,110
University of Hawaii Revenue, Refunding, Series F, 5.00%, 10/01/21	500,000	546,825
University of Hawaii Revenue, Series A-2, 4.00%, 10/01/18	30,000	30,283
		48,054,628
Iowa — 0.8%
University of Iowa Facilities Corp. Revenue, Medical Education & Biomed Research Facility, OID, 3.75%, 06/01/18	435,000	435,713

	Principal Amount ($)	Value ($)

MUNICIPAL BONDS — (Continued)
Michigan — 0.1%
Michigan Municipal Bond Authority Revenue, Unrefunded Portion Clean Water Revolving, Callable 06/11/18 at 100, 5.00%, 10/01/18	70,000	70,190
Missouri — 0.9%
Kansas City Special Obligation Refunding & Improvement Revenue, Series B, 5.00%, 08/01/18	450,000	453,483
New York — 0.9%
New York City GO, Refunding, Series J, 5.00%, 08/01/18	470,000	473,784
Oklahoma — 1.0%
Cleveland County Educational Facilities Authority Revenue, 5.00%, 07/01/18	500,000	502,565
Texas — 1.1%
Austin City GO, Refunding, 5.00%, 09/01/24	500,000	575,915
TOTAL MUNICIPAL BONDS (Cost $50,906,069)		50,566,278

The accompanying notes are an integral part of the financial statements.

28

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Portfolio of Investments (Concluded)

April 30, 2018

	Shares	Value ($)

REGISTERED INVESTMENT COMPANY — 3.6%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.60%(b)	1,898,062	1,898,062
TOTAL REGISTERED INVESTMENT COMPANY (Cost $1,898,062)		1,898,062

TOTAL INVESTMENTS - 100.2% (Cost $52,804,131)		52,464,340
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%		(101,662)

NET ASSETS - 100.0%		$52,362,678

(a)	Variable rate investments. The rate shown is based on the latest available information as of April 30, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(b)	Rate periodically changes. Rate disclosed is the daily yield on April 30, 2018.

Portfolio holdings are subject to change at any time.

AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
ETM	Escrowed To Maturity
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation
MWC	Make Whole Callable
OID	Original Issue Discount
SIFMA	The Securities Industry and Financial Markets Association Municipal Swap Index

The accompanying notes are an integral part of the financial statements.

29

PACIFIC CAPITAL FUNDS

Statements of Assets and Liabilities

April 30, 2018

	Pacific Capital Tax-Free Securities Fund	Pacific Capital Tax-Free Short Intermediate Securities Fund
Assets
Investments, at value (Cost $285,825,882 and $52,804,131, respectively)	$286,838,351	$52,464,340
Receivable for investments sold	—	580,799
Receivable for capital shares sold	354,024	73,917
Dividends and interest receivable	3,426,757	650,981
Prepaid expenses and other assets	18,264	13,068

Total assets	290,637,396	53,783,105

Liabilities
Payable for capital shares redeemed	1,272,220	1,329,843
Payable for distributions to shareholders	99,219	10,948
Payable for administration and accounting fees	42,928	28,271
Payable for audit fees	27,399	27,965
Payable for transfer agent fees	12,837	14,117
Payable for legal fees	3,227	1,400
Payable to custodian	1,191	3,980
Accrued expenses	9,452	3,903

Total liabilities	1,468,473	1,420,427

Net Assets	$289,168,923	$52,362,678

Net Assets consist of:
Capital stock, $0.01 par value	$290,182	$52,651
Paid-in capital	289,591,842	52,721,377
Accumulated net investment loss	(3)	(10,949)
Accumulated net realized loss from investments	(1,725,567)	(60,610)
Net unrealized appreciation/(depreciation) on investments	1,012,469	(339,791)

Net Assets	$289,168,923	$52,362,678

Class Y:
Outstanding shares	29,018,169	5,265,097

Net asset value, offering and redemption price per share	$9.97	$9.95

The accompanying notes are an integral part of the financial statements.

30

PACIFIC CAPITAL FUNDS

Statements of Operations

For the Year Ended April 30, 2018

	Pacific Capital Tax-Free Securities Fund	Pacific Capital Tax-Free Short Intermediate Securities Fund
Investment income
Interest	$7,713,477	$973,184
Dividends	41,146	16,766

Total investment income	7,754,623	989,950

Expenses
Advisory fees (Note 2)	615,748	122,783
Trustees’ and officers’ fees (Note 2)	88,213	11,601
Administration and accounting fees (Note 2)	79,835	49,591
Legal fees	37,965	7,851
Audit fees	27,731	28,030
Custodian fees (Note 2)	26,418	20,355
Printing and shareholder reporting fees	25,499	6,139
Transfer agent fees (Note 2)	24,844	24,730
Registration and filing fees	413	720
Other expenses	9,667	3,281

Total expenses before waivers	936,333	275,081

Less: waivers (Note 2)	(615,748)	(122,783)

Net expenses after waivers	320,585	152,298

Net investment income	7,434,038	837,652

Net realized and unrealized gain/(loss) from investments:
Net realized gain/(loss) from investments	268,252	(16,937)
Net change in unrealized appreciation/(depreciation) on investments	(5,575,319)	(1,040,931)

Net realized and unrealized loss on investments	(5,307,067)	(1,057,868)

Net increase/(decrease) in net assets resulting from operations	$2,126,971	$(220,216)

The accompanying notes are an integral part of the financial statements.

31

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Statements of Changes in Net Assets

	Year Ended April 30, 2018	Year Ended April 30, 2017
Increase/(decrease) in net assets from operations:
Net investment income	$7,434,038	$7,576,154
Net realized gain/(loss) from investments	268,252	(393,568)
Net change in unrealized appreciation/(depreciation) on investments	(5,575,319)	(8,041,851)

Net increase/(decrease) in net assets resulting from operations	2,126,971	(859,265)

Less dividends and distributions to shareholders from:
Net investment income	(7,434,041)	(7,576,245)

Net decrease in net assets from dividends and distributions to shareholders	(7,434,041)	(7,576,245)

Increase/(decrease) in net assets derived from capital share transactions (Note 4)	(20,256,905)	22,651,726

Total increase/(decrease) in net assets	(25,563,975)	14,216,216

Net assets
Beginning of year	314,732,898	300,516,682

End of year	$289,168,923	$314,732,898

Accumulated net investment loss, end of year	$(3)	$—

The accompanying notes are an integral part of the financial statements.

32

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Statements of Changes in Net Assets

	Year Ended April 30, 2018	Year Ended April 30, 2017
Increase/(decrease) in net assets from operations:
Net investment income	$837,652	$947,257
Net realized gain/(loss) from investments	(16,937)	141,608
Net change in unrealized appreciation/(depreciation) on investments	(1,040,931)	(983,102)

Net increase/(decrease) in net assets resulting from operations	(220,216)	105,763

Less dividends and distributions to shareholders from:
Net investment income	(837,602)	(947,257)
Net realized capital gains	(19,826)	(198,477)

Net decrease in net assets from dividends and distributions to shareholders	(857,428)	(1,145,734)

Decrease in net assets derived from capital share transactions (Note 4)	(14,634,599)	(21,323,423)

Total decrease in net assets	(15,712,243)	(22,363,394)

Net assets
Beginning of year	68,074,921	90,438,315

End of year	$52,362,678	$68,074,921

Accumulated net investment income/(loss), end of year	$(10,949)	$49

The accompanying notes are an integral part of the financial statements.

33

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Securities Fund

Financial Highlights

Contained below is per share operating performance data for Class Y Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

Class Y Shares	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
Per Share Operating Performance
Net asset value, beginning of year	$10.15	$10.41	$10.24	$10.18	$10.51

Net investment income	0.25	0.25	0.30	0.33	0.33
Net realized and unrealized gain/(loss) from investments	(0.18)	(0.26)	0.17	0.06	(0.33)

Net increase/(decrease) in net assets resulting from operations	0.07	(0.01)	0.47	0.39	—

Dividends and distributions to shareholders from:
Net investment income	(0.25)	(0.25)	(0.30)	(0.33)	(0.33)

Net asset value, end of year	$9.97	$10.15	$10.41	$10.24	$10.18

Total investment return(1)	0.63%	(0.10)%	4.63%	3.87%	0.11%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$289,169	$314,733	$300,517	$211,289	$218,771
Ratio of expenses to average net assets	0.10%	0.10%	0.10%	0.12%	0.11%
Ratio of expenses to average net assets without waivers(2)	0.30%	0.30%	0.30%	0.32%	0.31%
Ratio of net investment income to average net assets	2.41%	2.42%	2.87%	3.21%	3.30%
Portfolio turnover rate	21.68%	15.26%	17.57%	16.60%	5.35%

(1)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(2)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

34

PACIFIC CAPITAL FUNDS

Pacific Capital Tax-Free Short Intermediate Securities Fund

Financial Highlights

Contained below is per share operating performance data for Class Y Shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

Class Y Shares	For the Year Ended April 30, 2018		For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
Per Share Operating Performance
Net asset value, beginning of year	$10.14		$10.27	$10.19	$10.17	$10.30

Net investment income	0.14		0.13	0.12	0.10	0.12
Net realized and unrealized gain/(loss) from investments	(0.19)		(0.10)	0.08	0.02	(0.13)

Net increase/(decrease) in net assets resulting from operations	(0.05)		0.03	0.20	0.12	(0.01)

Dividends and distributions to shareholders from:
Net investment income	(0.14)		(0.13)	(0.12)	(0.10)	(0.12)
Net realized gains	(0.00	)(1)	(0.03)	—	—	—

Total dividends and distributions and shareholders	(0.14)		(0.16)	(0.12)	(0.10)	(0.12)

Net asset value, end of year	$9.95		$10.14	$10.27	$10.19	$10.17

Total investment return(2)	(0.49)%		0.24%	1.93%	1.23%	(0.09)%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$52,363		$68,075	$90,438	$132,494	$108,671
Ratio of expenses to average net assets	0.25%		0.25%	0.15%	0.13%	0.19%
Ratio of expenses to average net assets without waivers(3)	0.45%		0.45%	0.35%	0.33%	0.39%
Ratio of net investment income to average net assets	1.36%		1.24%	1.12%	1.02%	1.15%
Portfolio turnover rate	27.24%		18.90%	18.87%	24.07%	26.98%

(1)	Amount is less than $0.005 per share.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(3)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

35

PACIFIC CAPITAL FUNDS

Notes to Financial Statements

April 30, 2018

1. Organization and Significant Accounting Policies

The Pacific Capital Tax-Free Securities Fund and Pacific Capital Tax-Free Short Intermediate Securities Fund (each a “Fund” and together the “Funds”) are non-diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds are each a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Funds are each authorized to issue and offer Class Y shares.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Valuations developed through pricing techniques may materially vary from the actual amounts realized upon sale of the securities. Investments in other open-end investment companies are valued based on the NAV of such investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees (“Board of Trustees”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

36

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2018

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value of a Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2018, in valuing the Funds’ investments carried at fair value:

Funds	Total Value at 04/30/18	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Pacific Capital Tax-Free Securities Fund
Municipal Bonds	$285,604,864	$—	$285,604,864	$—
Registered Investment Company	1,233,487	1,233,487	—	—

Total	$286,838,351	$1,233,487	$285,604,864	$—

Pacific Capital Tax-Free Short Intermediate Securities Fund
Municipal Bonds	$50,566,278	$—	$50,566,278	$—
Registered Investment Company	1,898,062	1,898,062	—	—

Total	$52,464,340	$1,898,062	$50,566,278	$—

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

37

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2018

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of a Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values a Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Funds to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Funds have an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Funds have an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2018, there were no transfers between Levels 1, 2 and 3.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly to shareholders. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by a Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually. Income

38

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2018

dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences may include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to such Fund’s shareholders, which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, a Fund may enter into contracts that provide general indemnifications. A Fund’s maximum exposure under these arrangements is dependent on claims that may be made against it in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Recent Accounting Pronouncements — On August 1, 2017, the Funds implemented changes due to amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption of the amendments had no effect on the Funds’ net assets or results of operations.

On March 30, 2017, the FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, that will require the premium associated with the purchase of callable debt securities be amortized to the earliest call date and no longer amortized through the contractual life of the instrument. The changes are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of this ASU and its impact on the financial statements.

2. Transactions with Related Parties and Other Service Providers

Investment advisory services are provided to the Funds by the Asset Management Group of Bank of Hawaii (the “Adviser”). Under terms of an advisory agreement, each Fund is charged an annual fee of 0.20% which is computed daily and paid monthly based upon average daily net assets. The Adviser has agreed to waive its advisory fee (the “Waiver”). The Waiver will remain in effect until August 31, 2019. The Waiver may not be terminated at any time prior to that date without the consent of the Board of Trustees of FundVantage Trust (the “Trust”). While the Adviser is currently waiving its entire investment advisory fee, investors who invest in a Fund through a bank trust account may be subject to account level fees applicable to such amount charged by affiliates of the Adviser, including Bank of Hawaii’s Trust Services Group.

39

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2018

Fee rates for the period May 1, 2017 through April 30, 2018, were as follows:

	Maximum Annual Advisory Fee	Net Annual Fees Paid After Contractual Waivers
Pacific Capital Tax-Free Securities Fund	0.20%	0.00%
Pacific Capital Tax-Free Short Intermediate Securities Fund	0.20%	0.00%

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Funds. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Funds pursuant to an underwriting agreement between the Trust and the Underwriter.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. The remuneration paid to the Trustees by the Funds during the year ended April 30, 2018 was $27,034 for the Pacific Capital Tax-Free Securities Fund and $5,455 for the Pacific Capital Tax-Free Short Intermediate Securities Fund. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Funds or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. Freeh Group International Solutions, LLC (“Freeh”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Freeh are compensated for their services provided to the Trust.

40

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2018

3. Investment in Securities

For the year ended April 30, 2018, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Pacific Capital Tax-Free Securities Fund	$65,414,471	$70,879,066
Pacific Capital Tax-Free Short Intermediate Securities Fund	15,911,493	25,841,125

The Funds are permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees of the Funds. The procedures have been designed to provide assurances that any purchase or sale of securities by the Funds from or to another fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 act. Further, as defined under the procedures, each transaction is effective at the current market price.

For the year ended April 30, 2018, the Pacific Capital Tax-Free Securities Fund engaged in security transactions with affiliated funds with proceeds from sales of $1,372,146 and net realized gain from sales of $22,918. For the year ended April 30, 2018, the Pacific Capital Short-Intermediate Tax Free Fund did not engage in securities sales under Rule 17a-7. For the year ended April 30, 2018, the Pacific Capital Tax-Free Securities Fund engaged in securities purchases of $534,180 and the Pacific Capital Short-Intermediate Tax Free Fund engaged in securities purchases of $1,372,146 under Rule 17a-7.

4. Capital Share Transactions

For the years ended April 30, 2018 and 2017, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2018		For the Year Ended April 30, 2017

	Shares	Amount	Shares	Amount
Pacific Capital Tax-Free Securities Fund
Class Y
Sales	3,227,335	$32,842,304	6,505,452	$66,973,177
Reinvestments	5,360	54,507	6,248	64,173
Redemptions	(5,228,533)	(53,153,716)	(4,355,799)	(44,385,624)

Net increase/(decrease)	(1,995,838)	$(20,256,905)	2,155,901	$22,651,726

41

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2018

	For the Year Ended April 30, 2018		For the Year Ended April 30, 2017

	Shares	Amount	Shares	Amount
Pacific Capital Tax-Free Short Intermediate Securities Fund
Class Y
Sales	582,838	$5,893,782	1,426,326	$14,517,009
Reinvestments	503	5,074	637	6,464
Redemptions	(2,034,837)	(20,533,455)	(3,516,741)	(35,846,896)

Net decrease	(1,451,496)	$(14,634,599)	(2,089,778)	$(21,323,423)

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state, and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. Net assets were not affected by these adjustments. The following permanent differences as of April 30, 2018, primarily attributed to capital loss carryover expiring in current year and distribution in excess of earnings and profits, were reclassified among the following accounts:

	Increase/(Decrease) Accumulated Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Net Realized Loss	Increase/(Decrease) Additional Paid-In Capital
Pacific Capital Tax-Free Securities Fund	$ —	$237,475	$(237,475)
Pacific Capital Tax-Free Short Intermediate Securities Fund	(11,048)	19,827	(8,779)

42

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2018

The tax character of distributions paid during the year ended April 30, 2018, were as follows:

	Net Investment Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Pacific Capital Tax-Free Securities Fund	$46,649	$ —	$46,649	$7,389,604	$7,436,253
Pacific Capital Tax-Free Short Intermediate Securities Fund	15,764	8,778	24,542	840,856	865,398

*	Distributions will not tie to Statement of Changes because distributions are recognized when actually paid for tax purposes.

The tax character of distributions paid during the year ended April 30, 2017, were as follows:

	Net Investment Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Pacific Capital Tax-Free Securities Fund	$6,367	$ —	$ 6,367	$7,530,337	$7,536,704
Pacific Capital Tax-Free Short Intermediate Securities Fund	—	198,477	198,477	938,319	1,136,796

*	Distributions will not tie to Statement of Changes because distributions are recognized when actually paid for tax purposes.

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Tax-Exempt Income	Qualified Late-Year Losses	Undistributed Long-Term Capital Gains	Distributions Payable	Capital Loss Carryforwards	Unrealized Appreciation/ (Depreciation)
Pacific Capital Tax-Free Securities Fund	$99,216	$—	$—	$(99,219)	$(1,725,567)	$1,012,469
Pacific Capital Tax-Free Short Intermediate Securities Fund	—	(31,340)	—	(10,949)	(29,270)	(339,791)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gain is reported as ordinary income for federal income tax purposes.

43

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Continued)

April 30, 2018

The cost for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation as of April 30, 2018 is as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Pacific Capital Tax-Free Securities Fund	$285,825,882	$4,755,285	$(3,742,816)	$1,012,469
Pacific Capital Tax-Free Short Intermediate Securities Fund	52,804,131	116,061	(455,852)	(339,791)

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2018, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2018. For the year ended April 30, 2018, the Funds deferred to May 1, 2018 the following losses:

	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
Pacific Capital Tax-Free Securities Fund	$ —	$ —
Pacific Capital Tax-Free Short Intermediate Securities Fund	2,292	29,048

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2018 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

As of April 30, 2018, the Funds had no pre-enactment net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

44

PACIFIC CAPITAL FUNDS

Notes to Financial Statements (Concluded)

April 30, 2018

As of April 30, 2018, the Funds’ post-enactment capital loss carryforward which were short-term losses and long-term losses and had an unlimited period of capital loss carryover were as follows:

	Post-Enactment Unlimited Period of Net Capital Loss Carryforward
	Short-Term	Long-Term
Pacific Capital Tax Free Securities Fund	$1,116,837	$608,730
Pacific Capital Tax Free Short Intermediate Securities Fund	29,270	—

During the year ended April 30, 2018, the Pacific Capital Tax-Free Securities Fund utilized $268,252 of prior year capital loss carryforwards. During the year ended April 30, 2018, the Pacific Capital Tax-Free Securities Fund had a capital loss carryforward of $237,475 that expired.

6. Concentration of Credit Risk

The Funds primarily invest in debt obligations issued by the state of Hawaii and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Funds are more susceptible to factors adversely affecting issues of Hawaii municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent.

7. Debt Investment Risk

Debt investments are affected primarily by the financial condition of the companies or other entities that have issued them and by changes in interest rates. There is a risk that an issuer of a Fund’s debt investments may not be able to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or go bankrupt. Securities such as high-yield/high-risk bonds, e.g., bonds with low credit ratings by Moody’s (Ba or lower) or Standard & Poor’s (BB and lower) or if unrated are of comparable quality as determined by the manager, are especially subject to credit risk during periods of economic uncertainty or during economic downturns and are more likely to default on their interest and/or principal payments than higher rated securities. Debt investments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise.

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date that the financial statements were issued, and has determined that there are no material subsequent events requiring recognition or disclosure in the financial statements.

45

PACIFIC CAPITAL FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of

Pacific Capital Tax-Free Securities Fund and

Pacific Capital Tax-Free Short Intermediate Securities Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Pacific Capital Tax-Free Securities Fund and Pacific Capital Tax-Free Short Intermediate Securities Fund (two of the funds constituting FundVantage Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2018, the related statements of operations for the year ended April 30, 2018, the statements of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2018 and each of the financial highlights for each of the five years in the period ended April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 22, 2018

We have served as the auditor of one or more Asset Management Group of the Bank of Hawaii investment companies since 2010.

46

PACIFIC CAPITAL FUNDS

Shareholder Tax Information

(Unaudited)

The Funds are required by Subchapter M of the Internal Revenue Code, to advise their shareholders of the U.S. federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year.

The tax character of distributions paid during the year ended April 30, 2018 were as follows:

	Net Investment Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Pacific Capital Tax-Free Securities Fund	$46,649	$ —	$46,649	$7,389,604	$7,436,253
Pacific Capital Tax-Free Short Intermediate Securities Fund	15,764	8,778	24,542	840,856	865,398

*	Distributions will not tie to Statement of Changes because distributions are recognized when actually paid for tax purposes.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations for the Pacific Capital Tax-Free Securities Fund and the Pacific Capital Tax-Free Short Intermediate Securities Fund is 100% and 100%, respectively.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of each Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2018. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2019.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

47

PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 678-6034 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on March 14-15, 2018 (the “Meeting”), the Board of Trustees (“Board” or “Trustees”) of FundVantage Trust (“Trust”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the advisory agreement (the “Agreement”) between Asset Management Group of Bank of Hawaii (the “Adviser” or “AMG”) and the Trust on behalf of the Pacific Capital Tax-Free Securities Fund (“Pacific Capital TF Fund”), the Pacific Capital US Government Money Market Fund (the “Pacific Capital MM Fund”), and the Pacific Capital Tax-Free Short Intermediate Securities Fund (“Pacific Capital TFSI Fund” and together with the Pacific Capital MM Fund and the Pacific Capital TF Fund, the “Funds”). In determining whether to continue the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act.

The Trustees considered information that the Adviser provided regarding (i) services performed for the Funds, (ii) the size and qualifications of their portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Funds, (iv) investment performance, (v) the capitalization and financial condition of AMG, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Funds and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on AMG’s ability to service the Funds, and (x) compliance with the Funds’ investment objectives, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. The Trustees noted the reports provided at

48

PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

Board meetings throughout the year covering matters such as the relative performance of the Funds; compliance with the investment objectives, policies, strategies and limitations for the Funds; the compliance of management personnel with the applicable code of ethics; and the adherence to fair value pricing procedures as established by the Board.

The Trustees considered the investment performance for the Funds and AMG. The Trustees considered that they previously approved the creation of the Pacific Capital MM Fund, and that it had not commenced operations, and that performance information was therefore unavailable. The Trustees reviewed the historical performance charts for the one year, three year, five year, ten year and since inception periods ended December 31, 2017, as applicable, for the Pacific Capital TF Fund and the Pacific Capital TFSI Fund and the Bloomberg Barclays Capital Hawaii Municipal Bond Index and Bloomberg Barclays Capital Hawaii 3 Year Municipal Bond Index, the benchmarks for the Pacific Capital TF Fund and Pacific Capital TFSI Fund, respectively. The Trustees reviewed the historical performance charts for the Pacific Capital TF Fund as compared to the median of the Lipper “Other States” Intermediate Municipal Debt Funds category, the Lipper peer group for the Pacific Capital TF Fund, for the year-to-date, one year, two year, three year, five year and ten year periods ended December 31, 2017, as applicable. The Trustees considered the short term and long term performance of the Funds, as applicable. The Trustees noted that they considered performance reports provided at Board meetings throughout the year. The Trustees took note of the various periods where each Pacific Capital Fund outperformed, underperformed or performed in line with its respective Lipper and Morningstar peer groups and benchmark. The Trustees discussed with AMG the reasons behind the performance results for each Pacific Capital Fund. In the case of the Pacific Capital TF Fund or Pacific Capital TFSI Fund having performance that lagged a relevant peer group or benchmark for certain periods (but not necessarily all periods), the Trustees considered other factors that supported the continuation of the AMG Agreement, including the following: (i) that the Adviser’s investment decisions, such as security selection and sector allocation, contributing to such underperformance were consistent with the Fund’s investment objective and policies and (ii) that shorter-term or longer-term performance, as applicable, was competitive when compared to the performance of relevant peer groups or benchmarks. They concluded that the performance of each of the Funds was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the meeting.

The Trustees noted that the representatives of AMG had provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Funds and any other ancillary benefit resulting from AMG’s relationship with the Funds. The Trustees considered the fees that AMG charges to other clients, and evaluated the explanations provided by AMG as to differences in fees charged to the Funds as compared to other clients. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Funds versus other similarly managed funds. With respect to the Pacific Capital MM Fund, the Trustees noted that they previously received information regarding the level of proposed advisory fee and the services to be performed. The Trustees concluded that the advisory fees and services provided by AMG are consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Funds based on the information provided at the Meeting.

49

PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to the Pacific Capital TF Fund and the Pacific Capital TFSI Fund:

Pacific Capital Tax-Free Securities Fund. With respect to advisory fees and expenses, the gross advisory fee and net total expense ratio for the Pacific Capital TF Fund were lower than the median of the gross advisory fee and net total expense ratio of funds with a similar share class in the Lipper peer group with $500 million or less in assets. The Trustees also considered that the Adviser was currently voluntarily waiving its entire advisory fee with respect to the Pacific Capital TF Fund. With respect to performance, the Pacific Capital TF Fund outperformed the median of the Lipper peer group for the year-to-date, one year, two year, three year, five year and ten year periods ended December 31, 2017. The Trustees also considered that the Pacific Capital TF Fund underperformed the Barclays Capital Hawaii Municipal Bond Index, the Fund’s benchmark, for the one year, three year, five year and ten year periods ended December 31, 2017. Based upon their review, the Trustees concluded that the Pacific Capital TF Fund’s performance was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Fund from the AMG.

Pacific Capital Tax-Free Short Intermediate Securities Fund. With respect to advisory fees and expenses, the gross advisory fee and net total expense ratio for the Pacific Capital TFSI Fund were lower than the median of the gross advisory fee and net total expense ratio of funds with a similar share class in the Lipper peer group with $250 million or less in assets. The Trustees also considered that the Adviser was currently voluntarily waiving its entire advisory fee with respect to the Pacific Capital TFSI Fund. With respect to performance, the Pacific Capital TFSI Fund outperformed the Barclays Capital Hawaii Municipal 3 year Bond Index for the one year period ended December 31, 2017 and underperformed the Pacific Capital TFSI Fund’s benchmark for the three year, five year and ten year periods ended December 31, 2017. Based upon their review, the Trustees concluded that the Pacific Capital TFSI Fund’s performance was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Pacific Capital TFSI Fund from the AMG.

The Board then considered the level and depth of knowledge of AMG, including the professional experience and qualifications of senior personnel. In evaluating the quality of services to be provided by AMG, the Board took into account its familiarity with AMG’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account AMG’s compliance policies and procedures and reports regarding AMG’s compliance operations from the Trust’s CCO. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Funds’ investments on the one hand, and the investments of other accounts, on the other. The Trustees reviewed the services provided to the Funds by AMG and concluded that the nature, extent and quality of the services were appropriate and consistent with the terms of the AMG Agreement, that

50

PACIFIC CAPITAL FUNDS

Other Information

(Unaudited)

the quality of the proposed services appeared to be consistent with industry norms and that the Funds are likely to benefit from the continued provision of those services. They also concluded that AMG has sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract and retain qualified personnel.

The Trustees then considered the costs of the services provided by AMG, the compensation and benefits received by AMG in providing services to the Funds, as well as AMG’s profitability. The Trustees were provided with a profitability analysis for the Funds and the most recent financial statements for Bank of Hawaii Corporation, the parent company of AMG for the year ended December 31, 2017. The Trustees noted that AMG’s level of profitability is an important factor to consider, and the Trustees should be satisfied that AMG’s profits are sufficient to continue as a healthy concern generally and as investment adviser of the Funds specifically. The Trustees concluded that AMG’s contractual advisory fee level was reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall expense ratio of the fund was reasonable, taking into account the quality of services provided by AMG and the current size and projected growth of the Funds during the renewal term.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Funds grow, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale may be achieved at higher asset levels for each of the Funds for the benefit of the Funds’ shareholders and that although such economies of scale may currently exist at current asset levels for the Pacific Capital TF Fund and the Pacific Capital TFSI Fund, the Board determined that it was not necessary to incorporate a mechanism for sharing the benefit of such economies with the Funds’ shareholders in the advisory fee structure because the Adviser is currently waiving its entire advisory fee.

In voting to approve the continuation of the Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the continuation of the Agreement would be in the best interests of the Funds and their shareholders. As a result, the Board, including a majority of the Independent Trustees, unanimously approved the continuation of the Agreement for an additional one year period.

51

PACIFIC CAPITAL FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 678-6034.

52

PACIFIC CAPITAL FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Funds. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (888) 678-6034.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; ExecutiveVice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	40	Optimum Fund Trust (registered investment company with 6 portfolios).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	40	None.

53

PACIFIC CAPITAL FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2016.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	40	Brinker Capital Destinations Trust (registered investment company with 10 portfolios).

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	40	Copeland Trust (registered investment company with 2 portfolios).

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	40	Lincoln Variable Insurance Products Trust (registered investment company with 92 portfolios).

54

PACIFIC CAPITAL FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2015.

President of Lebisky Compliance Consulting LLC since October 2015; Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

55

Investment Adviser

Asset Management Group of Bank of Hawaii

130 Merchant Street, Suite 370

Honolulu, HI 96813

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

PAC-0418

of

FundVantage Trust

Pacific Capital Tax-Free Securities

Fund

Pacific Capital Tax-Free Short

Intermediate Securities Fund

ANNUAL REPORT

April 30, 2018

This report is submitted for the general information of the shareholders of the Pacific Capital Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Pacific Capital Funds.

POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2018

(Unaudited)

Dear Shareholders,

Our Why

Polen Capital has been recognized by third parties for our unique and special culture, and a big part of this is our “why,” that is why we are so motivated as a firm to deliver great results for the important people we serve. Our “why” was shaped by our way of investing. We seek to preserve capital and growth potential for our clients and fund shareholders, many of whom are the fabric of our society. Police officers, firefighters, nurses, transportation workers, trades people and many others entrust their retirement assets to us so that at the end of their careers they can hopefully retire having met their investment goals. We take that responsibility extremely seriously, and we have always felt that fulfilling this responsibility requires an investment philosophy that emphasizes the preservation of capital first and then growth of that capital. As a firm, we also strongly believe in creating an environment for our talented people to grow and flourish and to make a positive impact in our local communities. It is important to discuss our “why” because it is tightly integrated with how we invest, which is centered on only committing capital to the most financially superior, competitively advantaged businesses we can find and nothing less. Seeking to preserve capital is job #1. While we have been managing portfolios for decades, the Polen Growth Fund (the “Fund”) itself is now approaching its 8th birthday and without any down year thus far with respect to overall returns. We construct the Fund’s portfolio with companies that we feel have a combination of growth and safety attributes, and our returns were strong this past fiscal year and since inception.

Performance

In fiscal 2018, shares of the Fund’s Institutional Class returned 17.9% while the Russell 1000 Growth Index rose 19.0% and the S&P 500, 13.3%. Since inception approximately 7 1⁄2 years ago, the Fund has had an annualized total return of 15.2% which is slightly slower than the 17% weighted average annual earnings growth of the Fund’s holdings over the same period. We anticipate the Fund’s returns to roughly track the earnings growth of the Fund’s holdings over the long term, and this has mostly played out since the Fund’s inception. That said, broad market indices like the S&P 500 have also appreciated at a mid-teens rate over the same period, but very importantly, with much lower earnings growth than the Fund. As seen below, our Fund’s earnings growth rate has been almost exactly three times faster than the S&P 500’s since 2010, but our return was only slightly higher than the S&P 500. At some point, we anticipate that

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained by calling 1-888-678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Our Funds may experience negative performance.

POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2018

(Unaudited)

S&P 500 earnings growth will likely accelerate to “grow into” the market’s valuation, or that index prices will eventually adjust downward to the actual level of earnings growth. The good news is that S&P 500 earnings growth seems to be accelerating this year, somewhat aided by the recent tax cut in the United States. If sustainable, it would go a long way to supporting market gains over the last few years. Fortunately for us, we don’t have to simply hope for that, as our companies so far continue to grow fast based more on the strength of their core businesses and less on exogenous factors such as tax policy, and we believe the outlook remains very bright for this to continue as it has for most of our nearly 30-year history managing separate accounts in the same fashion as the Fund. Since 1989, the average annual earnings growth of the underlying companies in our separate account portfolios has been above 15% by our calculation.

EPS or Earnings per share serves as an indicator of a company’s profitability. EPS growth represents the underlying securities in the fund’s portfolio and does not represent the performance of the fund. Past performance is no guarantee of future results.

POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2018

(Unaudited)

Contributors and Detractors

This past fiscal year, the top contributors to the Fund’s performance were Adobe Systems Inc., Align Technology, Inc. and Visa, Inc., Class A. The largest detractors were Celgene Corp., Regeneron Pharmaceuticals, Inc. and TJX Cos., Inc.

Adobe, Align and Visa are each capitalizing on strong secular trends and the companies themselves are creating demand for their products. Adobe dominates the market for digital content creation and is a leader in digital marketing as well. The business is now almost all subscription revenue, which is more recurring in nature, and is growing at over a 20% annual rate that should continue well into the future. Align is disrupting the market for metal braces for tooth movement with its Invisalign clear aligners. Its clear aligners have roughly 90% market share in a market that we believe can be 5-10 times its current size just by replacing braces over time. In addition, we expect clear aligners to bring new patients into the market, helping the growth opportunity even further. Visa and its close cousin, MasterCard, have been leading the move from paper-based payments like cash and check to digital forms of payment for decades. This secular trend remains well in motion, and even today, we believe less than one third of global personal consumption expenditures have moved away from cash and check, implying a still very large growth opportunity for this global duopoly.

Celgene and Regeneron came under significant pressure in the past year for different reasons. In 2017, Celgene had disappointing clinical trial results for one of its drug candidates, GED-0301, and significant payor pressure impacted one of its faster growing drugs, Otezla. At calendar year end, we felt these disappointments had a negative impact on our investment thesis, enough so that we felt the 30%+ decline in the stock price from its highs was justified, yet there would still be enough earnings growth to maintain our position. This balanced risk-reward was further negatively tilted in January when the company began announcing some relatively large acquisitions that felt, in our view, at best expensive and at worst, desperate. As we felt that room for error had been getting tighter and management’s responses suboptimal, we decided to exit our position in January at an average cost of about $103/share. At the time of this writing, the stock is down more than 20% since our sale.

Regeneron has seen a nice acceleration in growth from the launch of its new drug Dupixent for atopic dermatitis. Dupixent will likely be approved for a range of allergic diseases in the future, and as such, has a reasonable path to becoming a multi-billion dollar product for the company. We think that eventually Dupixent could rival Regeneron’s current blockbuster, Eylea, which is a leading therapy in age-related macular degeneration and diabetic macular edema. Eylea is still growing nicely today providing a nice, growing base on top of which Dupixent is adding. The company also has a large pipeline of opportunities coming over the next few years that have been developed entirely in house. Regeneron’s weakness this year has been due to positive clinical developments by other companies that could bring more competition to Eylea and Dupixent in the future. We have evaluated available competitor data and as of now do not believe there is meaningful risk to either of Regeneron’s franchises, although there certainly could be

POLEN GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2018

(Unaudited)

some headwinds to growth of those drugs from emerging competition that we will monitor. For example, Novartis released data showing its drug for wet-AMD showed less disease in the eye after treatment than compared to Eylea, which could indicate that it could be dosed less frequently (a big deal when you get an injection in your eye). But interestingly, the improvement in patient vision was actually less than Eylea, and vision improvement is something that is of course front of mind for treating physicians and patients. Regeneron is also studying longer dosing intervals for Eylea and it is unlikely that patients whose eyesight is being maintained by Eylea effectively will switch off to a new therapy that has shown less vision protection. A separate concern could be drug price reform in the United States. We are carefully watching Washington D.C. and will evaluate any bills that may arise. Today, we think that the risks of substantial change look small.

We sold our TJX position early in fiscal 2018 as we believe growth is becoming more difficult for the company’s flagship TJ Maxx and Marshall’s stores. Combined with a relatively high valuation, we felt it was difficult to expect a double-digit annualized return over the next five years. TJX remains a very competitively advantaged retailer but was no longer one of our best ideas.

Portfolio Activity

In fiscal 2018, we only purchased two new holdings in the Fund and also sold two holdings. We purchased Microsoft Corp. and Zoetis, Inc. and eliminated Celgene and TJX. We discussed the two that we sold above.

We purchased Microsoft in July 2017. Microsoft is a company we have owned a few times in the past. Today, the vast majority of Microsoft’s profits still come from the legacy Windows, Microsoft Office, and Widows Server businesses. But much of the incremental growth is coming from Microsoft’s cloud businesses. The company has become mostly a subscription business where you can purchase the company’s software such as Office 365 and Dynamics 365 in the cloud for a monthly fee. In addition, Microsoft also has a strong cloud computing platform called Azure that allows clients to host workloads on Microsoft’s cloud. This has become a big growth business for the company. Current cloud revenue for Microsoft is about $20 billion and growing over 50%. Azure is nearly $6 billion of this $20 billion cloud business and growing nearly 100% annually. These businesses have accelerated Microsoft from a low-single-digit revenue growth company to a double-digit revenue growth company with what we believe is much runway ahead.

Zoetis is a global animal health company that discovers, develops, manufactures and commercializes medicines and vaccines for livestock (cattle, swine, poultry, fish) and companion animals (mostly dogs and cats). They make vaccines, parasiticides, anti-infectives/antibiotics, medicinal feed additives and other pharmaceutical products for dermatology, oncology, pain and sedation. Zoetis is the largest animal pharmaceutical company in the world with just under 20% market share. Most of its competitors are divisions of major human pharmaceutical companies like Merck and Eli Lilly. Zoetis itself was the former animal health division of Pfizer which was spun out in 2013. Zoetis’ annual revenue is approaching $6 billion,

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growing organically at a high-single-digit rate. Consistent operating margin expansion and share repurchases should allow for low-to-mid-teens earnings per share growth that should be sustainable for quite some time. We believe the animal health business is very stable and fairly recession resistant. Zoetis’ sales are split roughly 60% livestock pharmaceuticals and 40% companion animal products. We believe that the stability is due to the fact that demand for animal protein consumption (humans eating meat products) is not cyclical, so medicines for production animals (cows, pigs and chickens) are also quite stable. In addition, for companion animals, pet owners typically do not spend much less on their dogs or cats’ health regardless of what is going on in the economy. Zoetis’ competitive advantages come, in our view, from its unmatched product breadth, R&D only focused on animal health, and an advantaged salesforce made up of many of the leading thought leaders on animal health that utilize a consultative and direct approach. The company has a strong balance sheet with modest leverage that we feel is quite serviceable considering the company’s stability. It produces positive free cash flow, has a 50%+ return on equity (23% without leverage), increasing profit margins and currently strong organic revenue growth. Our investment in Zoetis reflects a currently strong and stable underlying market for animal health drugs and, in our view, this company is the biggest and most advantaged in the space.

Going Forward

We believe that the Polen Growth Fund is positioned well for the future. We have a balance of companies that we feel have a combination of growth and safety attributes, as usual, that should allow us to deliver on our “why” by seeking to protect and grow our clients’ investments for many years to come. We remain focused on finding only the most competitively advantaged and financially superior growth companies that we can own for the long term. Thank you for your investment in the Polen Growth Fund.

Sincerely,

Dan Davidowitz

Damon Ficklin

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2018 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

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Comparison of Change in Value of $100,000 (investment minimum) Investment in Polen Growth Fund

Institutional Class Shares

vs Russell 1000® Growth Index and S&P 500® Index

Average Annual Total Returns for the Periods Ended April 30, 2018
	1 Year	3 Years	5 Years	Since Inception*
Institutional Class	17.90%	13.67%	15.58%	15.17%
S&P 500® Index	13.27%	10.57%	12.96%	14.30%**
Russell 1000® Growth Index	18.96%	12.84%	15.13%	15.95%**

*	The Polen Growth Fund (the “Fund”) Institutional Class Shares commenced operations on September 15, 2010.

**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Comparison of Change in Value of $10,000 Investment in Polen Growth Fund Investor Class Shares

(formerly Retail Class) vs Russell 1000® Growth Index and S&P 500® Index

Average Annual Total Returns for the Periods Ended April 30, 2018
	1 Year	3 Years	5 Years	Since Inception*
Investor Class	17.59%	13.37%	15.29%	13.43%
S&P 500® Index	13.27%	10.57%	12.96%	13.01%**
Russell 1000® Growth Index	18.96%	12.84%	15.13%	14.33%**

*	The Investor Class Shares commenced operations on December 30, 2010.

**	Benchmark performance is from the commencement date of the Fund Class only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement,” as stated in the current prospectus dated September 1, 2017 are 1.02% and 1.00%, respectively, for the Institutional Class shares and 1.27% and 1.25%, respectively, for the Investor Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.00% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, any fees waived and/or expenses reimbursed by the Adviser on or after January 1, 2017 with respect to the Fund for a three (3) year period following the date of such fee waiver and/or expense reimbursement. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500 (“S&P 500®”) Index and the Russell 1000® Growth Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Growth Index companies with higher price-to-book ratios and higher forecasted growth values. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund.

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Dear Shareholders,

For the fiscal year ending April 30, 2018, shares of the Polen Global Growth Fund’s Institutional Class returned 19.94% compared to 14.16% for the Fund’s benchmark, the MSCI All-Country World Index (“ACWI”) (Net Dividend) (the “Index”).

Improving earnings growth throughout the world supported very strong returns across markets during the year. For the first time in a long time and not often the case, all 45 countries tracked by the Organization for Economic Cooperation & Development grew in unison during 2017. Moreover, roughly two-thirds of these countries saw growth accelerate during the year. We could certainly debate how long this synchronized and accelerating growth will persist, but we think these fundamental improvements have provided a powerful and positive backdrop.

The rising tide lifted many boats in fiscal 2017, but we were pleased to see that quality companies were well accounted for in the global indices. Using the MSCI ACWI Quality Index returns as a proxy, quality outperformed during the year. The strength of quality was also apparent in our Fund, which outperformed both our benchmark and the MSCI ACWI Quality Index during the year. We are particularly pleased with the strong fundamental performance of the Fund, which delivered greater than 20% U.S. dollar earnings per share growth in 2017.

With few exceptions, most sectors of the global stock markets performed well during the fiscal year. Technology provided the strongest returns throughout the year and both our higher exposure to and outperformance within the sector contributed to our strong returns. While two of our biotechnology holdings were among our largest detractors during the fiscal year, our higher healthcare weight and overall outperformance made healthcare the next largest contributor to our Fund returns during the year. Our consumer holdings were the largest detractors during 2017.

During the back half of the fiscal year, our U.S. holdings drove a larger proportion of our absolute returns given very strong growth and the benefit of tax reform, but the contribution has been more balanced over time, which we feel makes a strong case for the geographic balance that we seek to maintain in the Fund as well.

Overview of the Fund:

The Polen Global Growth Fund is a high-conviction portfolio that is typically invested in 25 to 35 of the best businesses in the world we can find. We only invest in businesses that we believe have sustainable competitive advantages and that can deliver above-average earnings and free cash flow growth over the long term. While we expect some of our holdings to compound faster and some slower, we aim for the Fund to generate mid-teens earnings per share growth in the long-term. We take a long-term approach to investing and typically expect to hold our investments in companies for many years. Most of the companies that we invest in operate in several countries, and often benefit from natural or financial hedges that help to alleviate policy, country and currency risk. The Fund’s portfolio also tends to be concentrated in sectors

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such as technology, consumer and healthcare where we expect to find the highest quality earnings and more sustainable growth. The geographic exposure of the Fund’s portfolio is based on where we find the highest quality. Fifteen of our holdings are currently based in the United States and 12 in various countries around the world. The revenue breakdown, which is the way we like to look at geographic exposure, reveals that roughly 40% of revenues come from the United States currently and 55% is from a range of countries. The other 5% is the residual cash holding. While we are unlikely to invest in companies domiciled in any frontier markets and expect to have limited direct investment in most emerging markets, we are able to gain meaningful emerging market exposure through the revenues that our multinational holdings derive from these markets. We believe this is often a more prudent way to gain such exposure.

Performance Attribution:

The Fund delivered strong results for the fiscal year, handily outperforming the Index. The leading contributors to returns for the year were Align Technology, Inc., Tencent Holdings, Ltd. and Adobe Systems, Inc.

During calendar year 2017, Align grew revenue and earnings per share by 36% and 70%, respectively, as teen growth and orthodontic utilization rates accelerated. These are both important signs, in our view, that Invisalign is increasingly displacing traditional braces (wires and brackets), which drove strong share price performance during the year. The market size of “case starts,” meaning a person correcting their teeth either through traditional braces or an invisible aligner, is approximately 10 million today. Despite having a seemingly superior offering, today Align has only 10% share of this growing market. We believe that Align’s value proposition, ability to mass customize hundreds of aligners per day, and barriers to entry (from patent protection) at the middle to high end of the market position the business very well to take advantage of the growth opportunity ahead of it.

Tencent continues to strengthen its value proposition to end users, its fundamentals and its competitive advantages. During calendar year 2017, the company grew revenue and earnings per share by 56% and more than 40% respectively. We wrote extensively about Tencent in our Fiscal Year 2017 Fund Letter. In our view, the company and its competitive advantages have only grown stronger since this time last year. In fact, it has only grown stronger since we purchased the business at the inception of Global Growth. Over 1 billion people now engage with Tencent’s messaging application, Weixin, which is more than three times the entire population of the United States and over 70% of China’s population of 1.4 billion. We feel the capabilities of this application create an ecosystem that drives further engagement. Among many others, these capabilities consist of connecting with friends and family, the ability to pay for goods and services, making appointments at restaurants and hospitals and even paying taxes. There is currently nothing we find comparable to Weixin in the Western world. Although we expect 2018 to be a heavy investment year as Tencent allocates capital to strengthen its ecosystem and thus its moat, we expect the company to continue to compound revenue and earnings at outsized rates going forward.

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We believe the world continues to move in Adobe’s direction. The combination of Adobe’s digital media and digital marketing solutions has allowed it to become a seemingly mission-critical partner to governments and enterprises as they undergo an essential digital transformation. During the past three years, Adobe’s compounded annual growth rate in revenue has been over 20%, operating profit greater than 40% and earnings per share over 50%. Despite some multiple compression since our initial purchase, Adobe’s stock has compounded at more than 40% annually during the past three years. The shares appreciated roughly 65% during the Fund’s fiscal year, as margins expanded even more than expected due to the robust growth or its highly profitable digital media business. We believe Adobe has only become stronger during the past few years.

Leading detractors for the fiscal year were TJX Cos., Inc., Reckitt Benckiser Group PLC and Regeneron Pharmaceuticals, Inc.

TJX is the leader in off-price retail in the United States, and remains a competitively advantaged business. However, a number of variables have converged that in our view make it more difficult for the company to grow at a rate going forward that we demand from our businesses. These factors include wage pressure, lower levels of operating leverage from investments in international expansion, and deceleration of new store productivity. Management does not see the situation changing in the near to medium term, and our research suggested the same. We exited our position during the year and redeployed the capital in what we felt to be more compelling investment opportunities.

Reckitt Benckiser continues to navigate a challenging channel shift. The emergence of e-commerce giants like Amazon and Alibaba have made the formerly tried and true playbook of securing shelf space and the route to market combined with heavy spend on television and print advertising less competitively potent than in years (and decades) past. In our view, this presents a real challenge, which has weighed on the stock this fiscal year, but Reckitt is addressing it in an aggressive manner. The company enacted major structural changes to its business during 2017. In February it acquired Mead Johnson for $16.6 billion. Four months later, in June, Reckitt Benckiser sold its food business to McCormick for $4.2 billion, and then in October the business reorganized itself into two business units – Health (60% of total sales) and Hygiene Home (40% of sales). CEO Rakesh Kapoor demonstrated prudent acquisition principles in 2014 when it passed on Merck’s consumer health unit, and did so again this March when he passed on Pfizer’s consumer health division. We appreciate Kapoor’s willingness to move into faster growing areas that are generally more protected from e-commerce disruption, as well as his discipline. We believe that the company has an exceptional culture and has proven its operational prowess for decades.

Regeneron has delivered strong business results during the past year with revenues and adjusted earnings per share up 21% and 44%, respectively, but the shares have been weighed down by several concerns. There are several competitive products on the horizon for the company’s leading eye drug Eylea and for its emerging growth driver, Dupixent, which is approved for atopic dermatitis and expected to be approved for asthma soon. There have also been renewed rumblings about potential Medicare Part B reforms, which could affect Eylea’s sales trajectory depending on what, if any, reforms are ultimately

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enacted. Eylea is a best-in-class drug and none of the emerging competitors have demonstrated differentiated data, so we believe the company is in a strong position to defend this franchise. Emerging competition for Dupixent does not look differentiated to us either. Our investment in Regeneron has required more patience than expected, but we believe the business continues to have strong growth potential over the longer term.

Changes to the Fund’s Portfolio:

While turnover has been modest for the past few years, we did make a handful of adjustments to the Fund during the fiscal year. We sold our positions in Apple, Inc., Celgene Corp., AIA Group Ltd., Fastenal Co. and TJX Cos., Inc. We added new positions in Oracle Corp., Microsoft Corp., Zoetis, Inc., Coloplast A/S, Class B and adidas AG. We also trimmed our position in Align and Nike and made small additions to several other positions to put some excess cash to work.

Apple is one of the highest-quality companies in the world with one of the best brands and we have owned it since the Fund’s inception. With that said, we have been concerned that the smart phone market has reached a level of saturation that would hinder the company’s ability to continue to drive iPhone unit growth and its fiscal 1Q results reported in February only helped validate those concerns. Even though the company is at the beginning of the iPhone X & 8 launch, which under normal circumstances would represent a new growth cycle consisting of both price and volume increases, overall iPhone unit volumes declined. While very strong price growth drove iPhone revenue growth, we do not feel that declining unit growth and increasing prices is a sustainable growth model longer term. While the company has many near-term positives in the form of cash repatriation and a lower tax rate, the fact remains that the iPhone comprises the overwhelming preponderance of Apple’s profits, and that other line items like services and the Apple Watch are not large enough, in our view, to counter a decline in the iPhone. Apple remains a great company, but we feel it is no longer among our best ideas.

We sold our position in Celgene from the Fund’s portfolio because the company’s pipeline had not born as much fruit as expected and recent setbacks seemed to spur a more aggressive inorganic approach to business development. While Celgene produces a healthy stream of free cash flow to fund business development, acquiring well is difficult in even the most predictable of businesses. Early-stage biotechnology certainly does not fit that definition and Celgene has had a mixed business development record during the past few years. Moreover, its multiple myeloma drug Revlimid remains a very significant proportion of the company’s profitability given its lack of progress in further diversifying the business and Revlimid has a finite life. With key patents expiring in 2023-2026, the need to acquire future growth opportunities was becoming seemingly more acute. While Celgene’s pipeline and business development efforts may yet prove successful over time, we feel that the risk profile has deteriorated recently and the margin of error was shrinking. While we will continue to follow Celgene, as we do believe there are still interesting opportunities in its pipeline, we prefer to observe from the sidelines given recent developments.

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We decided to exit our position in AIA during the year as well. While AIA does possess competitive advantages, leadership in an attractive space and good growth prospects given the underpenetrated Asian life insurance market, the company has always been just on the edge of meeting our investment guardrails given its leverage and the fact that adjustments are required for return on equity to meet our hurdle. We were comfortable enough making the adjustments given that AIA has been very conservatively managed and has stayed true to its roots as a life insurance provider, which in our view carries less risk than selling other financial products. The importance of only minimally engaging in non-traditional, non-insurance activities that carry more risk was both evident and articulated by former CEO Mark Tucker. But under the new leadership of Ng Keng Nooi, who took over as CEO in March of 2017, it seems to us that the company may move away from the more conservative position of focusing more strictly on life insurance. While moving more into financial products is likely to prove beneficial to growth in the near term, we are simply not comfortable with the direction the company seems to be heading. Or said another way, we are not comfortable making the adjustments needed for AIA to meet our investment guardrails given this direction.

We also eliminated Fastenal from the Fund. While the company remains a competitively advantaged business, we felt the profitability headwinds that it is facing will make it increasingly difficult to achieve double-digit returns over the next 5-10 years. These headwinds are structural and were seemingly showing no signs of improvement. The majority of the company’s growth drivers now are either margin dilutive or neutral, meaning we believe that Fastenal would have to achieve at least high-single-digit annualized revenue growth over the next five years to generate an acceptable return. In addition to the structural margin pressure, Amazon.com, Inc. continues to encroach on the industry in a more aggressive manner than just one year ago, creating both price discovery and lost sales at the margin. The company’s margin challenges, and thus challenged profitability levels, illustrate the importance of one of our five guardrails, “stable to improving margins”.

We also initiated several new positions in the Fund during the fiscal year, one of which was Oracle. Polen Capital has a long history with Oracle, having owned it in our Focus Growth strategy since 2005. We believe Oracle’s business is through the economic trough, and thus at a positive inflection point in its evolution to the cloud. With cloud subscriptions at a roughly $6 billion run rate now, cloud margins are rising rapidly which should allow overall operating margins to improve as well. Most of Oracle’s software-as-a-service (SaaS) business to date has been predominantly new customer wins and they are just now starting to transition their large existing base of applications customers, which we expect will provide very favorable economics. Their platform-as-a-service (PaaS) business is still in the early investment phase, but we believe this transition will be much easier as existing customers can simply continue to use the same product, but in the cloud. We believe that this will be a multi-year transition that will be positive for Oracle. The newly released fully autonomous database should also help provide the impetus for customers to move to the cloud. We expect Oracle to leverage its strength as the leading database company and one of the largest applications companies in the world to deliver solid earnings per share growth for many years to come.

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We also added a position in Microsoft at the end of the year. The Office franchise, the server business (Windows Server and Sequel Server) and the Windows operating system are still the key profit centers. With more than 90% share, the Office productivity suite remains a near monopoly and the company is realizing a 1.2-1.8x lift in sales as it transitions this business from license sales to cloud subscriptions. Over 50% of the installed base has already converted and we expect most users, including new users, to eventually be on a cloud subscription. The server business (Windows Server operating system and Sequel Server database) is also going through a transition from an on-premise to a cloud business. Given the dominance of the Windows Server operating system and the stickiness of this business, we think a successful transition to the cloud is inevitable here too. This part of the business is very similar to Oracle, with a similar investment case, but the key difference is that Microsoft has taken a more open approach to the development of Azure (supporting non-Microsoft software in its cloud as well). Azure is the #2 player behind Amazon’s AWS, but it is growing faster and we believe has several competitive advantages over AWS. When you put it all together, we believe Microsoft will grow revenues and earnings per share in the mid-single digits and low-double digits, respectively, with a 2-3% dividend yield producing low teens total returns.

Zoetis, which is the largest animal pharmaceutical company in the world, was added to the Fund as well. The company discovers and commercializes medicines and vaccines for its livestock and companion animal businesses, which account for roughly 60% and 40% of sales respectively. Zoetis’ revenue is roughly $5 billion growing organically at a high-single-digit rate, with roughly half of revenues from outside the United States and almost a quarter coming from emerging markets. We see the animal health business as being a very stable business given that the demand for protein consumption is not cyclical and that pet owners do not typically spend less on their dogs’ or cats’ health in a tough economy. Zoetis has by far the broadest portfolio of animal health drugs, surrounding vets and farmers with almost anything they need. They also have the largest direct sales force, which works very closely with their customers, often more like specific disease subject matter consultants. We believe their broad product offerings and highly consultative direct selling approach create large competitive advantages. With strong and steady sales growth, consistent operating margin expansion and share repurchases, we think Zoetis can sustain low-to mid-teens earnings per share growth for many years to come.

We also added adidas to the Fund during the year, reducing our holding in NIKE around the same time to make both holdings an average weight in the Fund. adidas is a global leader in the athletic footwear and apparel markets, and a company we have been following closely for a few years. Much like NIKE, adidas is benefiting from the athleisure trend, which drives the bulk of both companies’ sales in our view. Athleisure is also a dynamic we believe has been playing out for decades and we expect to remain secular and long lasting. We see the investment in the companies as a combined holding, similar to Visa and MasterCard in the electronic payments space. This is one of those rare situations where we feel there are compelling reasons to invest in two leading companies within an industry. Outside the United States in particular, NIKE and adidas have established strong leadership as the largest, scaled players in the athletic footwear and apparel markets. NIKE holds the leading position in this market ahead of adidas,

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yet adidas still has five times the scale of the next largest competitor. Endorsing athletes and professional sports teams has become an effective way to create demand in this industry, an area where NIKE and adidas spend more than $3 billion and €2 billion, respectively per year, generally making it increasingly difficult for new entrants to compete.

Finally, we added a new position in Coloplast, a niche medical devices business based in Denmark. While it is not exactly a glamorous business – actually, it’s the least glamorous business we know – it is the global leader in disposable products used by patients recovering from serious diseases (including some forms of cancer, spinal injury and multiple sclerosis) with intimate healthcare needs (including ostomy and continence care) following surgery. Coloplast has leading market share in its chronic care businesses and we expect that it will continue to grow steadily and profitably given that patients tend to use the same disposables every day for decades or the rest of their lives. Most of these patients could also benefit greatly from product innovation that is now available. An increasing patient population in the developed world due to aging, an increase in cancer diagnosis and increasing penetration rates in emerging markets should be steady growth drivers for the business. We also believe the company’s multi-year investments in its direct-to-consumer channel will help it sustain growth.

Historical Perspective & Outlook:

Since inception on December 30, 2014 through December 31, 2017, the Polen Global Growth Fund Institutional Class has delivered an annualized investment return of 12.53% net of fees compared to an 8.51% annualized return for the Index. Thus, the Fund has outperformed the Index by more than 400 basis points per year on average. Cumulative returns since inception are 42.50% for the Fund vs. 27.76% for the Index.

While acknowledging that there are a wide range of possible outcomes for any given three-year period in the market, we think that reflecting on the first three calendar years of Global Growth’s track record are instructive in a couple of ways. First, having championed our investment discipline for almost fifteen years now, I (Damon) think it is important to highlight the congruency of Global Growth’s investment results to date to the results that we have achieved with our investment strategy over a much longer period in other investment vehicles. The Global Growth Fund has delivered solid double-digit returns while capturing less of the downside and outperforming the benchmark. While we are proud to have delivered a strong three-year result for Global Growth, and believe this is an important milestone, we think it is even more important to realize that we have been executing this investment discipline for almost 30 years now.

We believe that earnings growth drives investment returns over the long term and that investing in a concentrated portfolio of only the highest quality growth businesses is the best way to achieve this over time. The investment thesis for Global Growth is no different. We simply have more investment opportunities to consider, which gives us an even greater opportunity to outperform. We endeavor to construct the Fund to deliver mid-teens long-term earnings per share growth and believe that will drive similar investment returns if we pay fair prices for the businesses and we hold them long enough to allow share prices to reflect the underlying business results.

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As you can see in the chart above, there is quite a disparity between the earnings growth of our Fund and the Index since we launched the product. We believe this plays a prominent role in our relative outperformance over the past three years and will be the primary driver of our long-term performance as well. While MSCI ACWI returns have been respectable during the trailing three years, they have been driven by increasing earnings expectations recently rather than actual earnings growth. Our Fund, in contrast, has continued to deliver mid-teens earnings per share growth throughout the past three years, likely supporting our above-average investment returns for that period. Over the longer term, we expect the MSCI ACWI to deliver mid-single-digit earnings growth and adding a 2-3% dividend yield would support a high-single-digit market return. We believe that our Fund’s higher earnings per share growth will drive higher returns over time. We anticipate that our earnings growth and returns will be steadier as well given that we only invest in the highest quality companies we can find.

We think that looking at the relative results during each of the past three years is also instructive. We have seen very different market environments in a pretty short period of time. This provides the opportunity to reflect on how the Fund has performed and to highlight how we would anticipate it to perform in different environments going forward. By sheer coincidence, the past three years have been a microcosm of how we would expect the Fund to perform in such environments over longer periods. The chart below

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shows the calendar year returns of the Fund versus the Index for each of the past three years. We outperformed the Index in 2015, trailed in 2016, and outperformed again in 2017, in the aggregate outperforming the Index significantly for the three-year period.

Starting with 2015, you can see how the Fund performed in a difficult environment. The Index was down about 2% for the year, after a recovery in the fourth quarter. Near the end of September of 2015, when global stocks were down approximately 10% from the start of the year, the Fund was close to unchanged. For the year as a whole, the Fund declined much less than the broader market with a downside capture ratio of about 50%. While the Fund’s +10% return was more than 1,200 basis points ahead of the Index returns for the year, the fundamental performance difference, by our calculation, was even greater. The Fund’s earnings increased about 15% in 2015, while MSCI ACWI earnings declined more than 10%. While the Fund is not immune to difficult environments, we believe that our stronger earnings growth will help bolster its returns during more challenging times.

2016 was a strong year for the Fund from a fundamental perspective, but the returns trailed the Index that year. There was a strong sector rotation as the market started to recover with the more cyclical energy, financial, industrial and materials sectors — where the Fund deliberately has little or no exposure — driving more than 75% of the gains in the MSCI ACWI. As noted in prior letters, we very rarely find investments with the quality and sustainability of earnings that we are looking for in these sectors. We find that energy and materials companies are usually beholden to an underlying commodity, financial companies typically carry considerable leverage and are more susceptible to regulatory risk, and many

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industrial companies are especially sensitive to the business cycle given their fixed capital investments and variability in demand. Simply stated, when what we would characterize as lower quality companies or more cyclical sectors are leading the market higher, we will likely trail. Maintaining our high investment hurdles is what we believe allows us to be positioned to deliver stronger earnings growth and strong investment returns over the longer term.

In 2017 the Fund delivered strong earnings growth and strong returns as it was a strong year across the board with quality growth companies being recognized. The Fund’s greater than 20% earnings growth, by our calculation, was rewarded. We would expect to perform well when fundamentals are in focus and quality is in favor, but if the market was to rise too much too fast, as it does from time to time, then we could certainly have a harder time keeping up given our discipline. We would much rather apologize for being up less in a strong up market than need to explain why we underperformed in a down market.

No two years and no two markets are ever the same, but the market dynamics described above tend to repeat in some form or fashion over time. We are highlighting this, in fact, because it is another point of congruency with our 30 years of experience at executing this investment discipline. We also think it’s helpful to have an idea of what to expect.

In summary, 2017 was a good year and we feel the Polen Global Growth Fund strategy got off to the great three-year start we expected.

We could not be more excited to execute our investment discipline without borders. Thank you for your interest and for your investment in the Polen Global Growth Fund.

Sincerely,

Damon Ficklin & Jeff Mueller

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2018 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.

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Comparison of Change in Value of $100,000 (investment minimum) Investment in Polen Global Growth Fund

Institutional Class Shares

vs MSCI All Country World® Index

Average Annual Total Returns for the Periods Ended April 30, 2018
	1 Year	3 Years	Since Inception*
Institutional Class	19.94%	12.78%	12.40%
MSCI All Country World ® Index (“ACWI”)(Gross Dividend)	14.77%	8.02%	8.26%**
MSCI All Country World ® Index (“ACWI”)(Net Dividend)***	14.16%	7.43%	7.61%**

*	The Polen Global Growth Fund (the “Fund”) Institutional Class Shares commenced operations on December 30, 2014.
**	Benchmark performance is from commencement date of the Fund Class (December 30, 2014) only and is not the commencement date of the benchmark itself.
***

The Advisor believes the Net Dividend version of the index, which reinvests dividends after the deduction of withholding taxes (i.e., “net”), is the better comparison index for the Fund as there may be instances whereby dividends earned by the Fund will not be subject to double taxation treaties and dividends will, indeed, be received net of withholding taxes.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Comparison of Change in Value of $10,000 Investment in Polen Global Growth Fund Investor Class Shares

(formerly Retail Class) vs MSCI All Country World® Index

Average Annual Total Returns for the Periods Ended April 30, 2018
	1 Year	Since Inception*
Investor Class	19.54%	13.18%
MSCI All Country World ® Index (“ACWI”)(Gross Dividend)	14.77%	9.16%**
MSCI All Country World ® Index (“ACWI”)(Net Dividend)***	14.16%	8.56%**

*	The Polen Global Growth Fund (the “Fund”) Investor Class Shares commenced operations on July 6, 2015.

**	Benchmark performance is from commencement date of the Fund Class (July 6, 2015) only and is not the commencement date of the benchmark itself.

***

The Advisor believes the Net Dividend version of the index, which reinvests dividends after the deduction of withholding taxes (i.e., “net”), is the better comparison index for the Fund as there may be instances whereby dividends earned by the Fund will not be subject to double taxation treaties and dividends will, indeed, be received net of withholding taxes.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement,” as stated in the current prospectus dated September 1, 2017 as supplemented November 13, 2017, are 2.40% and 1.10%, respectively, for the Institutional Class shares and 2.65% and 1.35%,

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respectively, for the Investor Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.10% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the MSCI ACWI Index (Net Dividend), which captures large and mid-cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 2,489 constituents, the index covers approximately 85% of the global investable equity opportunity set. Indexes are unmanaged and it is not possible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.

The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

POLEN INTERNATIONAL GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2018

(Unaudited)

Dear Shareholders,

Summary

●

In fiscal 2018 (ended April 30, 2018), the Polen International Growth Fund’s (the “Fund”) Institutional Class returned 15.18% net of fees. The MSCI All Country World Index (ex-U.S.A.) (the “Index”) returned 15.91%.

●	Our holdings in the information technology and healthcare sectors contributed most to Fund returns in the fourth quarter and for the fiscal year.

Commentary

In fiscal 2018 (ended April 30, 2018), the Polen International Growth Fund’s (the “Fund”) Institutional Class returned 15.18% net of fees. The MSCI All Country World Index (ex-U.S.A.) (the “Index”) returned 15.91%.

International markets delivered strong returns in the fiscal year as economic growth perked up around the world. The healthier growth trend appears to have legs as we enter 2018. The Fund’s performance benefitted from contributions by holdings in the information technology (IT) and healthcare sectors. The Fund’s holdings in the consumer discretionary sector were positive contributors for the year but trailed the Index’s consumer discretionary sector performance on a relative basis.

The Fund is now five quarters old. It may be useful for readers to consider the backdrop for growth. In 2017, global GDP growth accelerated 3.7% year-over-year1. Stronger than expected growth in Asia and Europe supported the acceleration and we believe the uptick in growth may extend further. The IMF thinks global GDP growth could accelerate again in 2018 to 3.9%. During calendar year 2017, the Fund’s constituent companies grew their U.S.-dollar-based earnings by 25%, outstripping the Index’s 21% growth in such earnings for the same period. Since President Trump’s inauguration, a weaker U.S. dollar provided a tailwind to U.S.-dollar-based earnings growth. In the long run, we expect that the Fund’s appreciation will roughly track the U.S.-dollar earnings growth of its constituent businesses.

Through the first nine months of the fiscal year markets moved steadily higher. In the last three months of fiscal 2018, though, volatility perked up. We feel confident that the Fund is poised for stronger and more durable long-term growth than the Index. Owning a concentrated portfolio of well-capitalized, differentiated businesses with solid growth potential helps hush short-term noise. We highlight three potential sources of noise: politics, trade policy and central bank actions. These broad themes are changing in a way that we believe could impact investment returns in the coming years.

First, politics seem to be a source of increasing instability around the world. Since World War II, globalization and multilateral policy consistently informed political and economic development.

[1]	IMF estimate.

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Recently, we’re seeing an edge to politics that introduces uncertainty to that foundation and threatens the internationally cooperative paradigm of the last seventy years. In many countries, populist and nationalist candidates enjoy growing political support. The Brexit vote in June of 2016 exemplifies this nationalist mindset and is increasingly visible the world over. Each election in Europe pits players pushing heightened nationalism versus those seeking further convergence within the European Union. Convergence would extend the policies of the post-financial crisis world while, at the margin, nationalism could pose a threat to the existing continental (and global) order. American politics provide near daily fodder for tabloids around the world, but the United States’ underlying pivot away from global cooperation is real and consequential. Interestingly, China provided one stabilizing change in the quarter with a consolidation of power around President Xi Jinping. Though liberal western observers chafe at this move, we believe the Chinese government is incentivized to continue policies that have engendered China’s emergence over the past few decades.

Secondly, after decades of cooperative globalization, the tenor of international trade has changed. The Trump administration has embarked on promises to implement tariffs on imported goods. China, the primary target of these overtures, has responded in what has swiftly evolved into a tit-for-tat tariff play. Stakes are potentially high and at this early stage, all negotiations could be blunted, and initial proposals walked back.

The Hawley-Smoot Tariff Act comes to mind here. These ill-conceived protective measures were enacted by the United States in 1930 and quickly provoked a response from trading partners. In our view, nobody won. In fact, historians write that, once enacted, these tariffs reduced global trade to much lower levels and exacerbated a then nascent great depression.

Culturally, the United States and China approach global leadership in commerce differently. In contrast to reactive policies in America, the Chinese government has the long term very much in mind. While U.S. politicians bicker about issues they think can drive election outcomes in a two or four-year window, Chinese President Xi Jinping is talking about how to position China for world leadership in the coming centuries. We don’t know how much ground China will cede in trade negotiations with the United States. We’d hazard a guess that China emerges from this process on a still economically ascendant trajectory. Additionally, China appears willing to step into an apparent breach created by the Trump administration’s efforts to move the United States away from world leadership. In spite of escalating disputes, we like the prospects for the Chinese businesses in our Fund and believe in their ability to deliver strong growth over the long term.

A third theme to consider involves central bank accommodation. The United States Federal Reserve (Fed) and the European Central Bank (ECB) are shifting the irrespective stances on balance sheet actions. These moves should be welcomed worldwide because they come in response to firmer economic growth, but we note that they are a change to one aspect of the framework for equity investing since the global financial crisis. Since 2009, G20 central banks have amassed nearly $20 trillion in assets on their books through quantitative easing measures. The process to normalize from these levels should take years. The Fed began shrinking its balance sheet in 2017, and in January 2018, the ECB reduced the magnitude of its asset purchases – a step in the direction of normalization.

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Easy money was a steady condition of the last nine years, so as rate policy changes, it could alter investor appetite for equities. Since 2009, global interest rates remained far below historical averages. Central bank rate policy is beginning to normalize, with the United States hiking before other developed markets. Tight labor market conditions and consumer price inflation could prompt similar rate moves across the developed world. An upward bias in developed market central bank rate policy isn’t reason to quake in fear, in our view, but it could prompt investors in lower-quality securities to think through their holdings. Companies with excessive borrowings, particularly those with floating rate debt, could be disadvantaged when compared to well-capitalized competitors.

If a political shock, a disruption to the status quo on trade or less accommodative central banks should heighten risks in the marketplace, we believe the businesses in our Fund ought to hold up well. On average, our holdings operate with stronger balance sheets and produce faster earnings growth than the Index’s constituents. We continue to favor what we have evaluated to be high-quality companies in our Fund for their potential to outperform the Index.

This is a good time to reflect on why there can be such wide variations in performance between the Fund and the Index. Polen Capital Funds look different from their benchmarks, a difference we attribute to our active approach to investing. We aim to build a concentrated portfolio of high-quality growth companies benefitting from competitive advantages. The Index is a basket of more than 1,850 companies representing more than 85% of public companies domiciled outside the United States. As an average, there are some poor businesses, many average businesses and a group of high-quality businesses in the Index. By contrast, the Fund invests in 25-35 (currently 25) differentiated companies, which we argue would fall into the high-quality portion of the Index.

As investors, we are drawn to durable growth companies that can achieve market-beating rates of earnings growth across cycles. This approach usually steers us away from cyclical businesses. In fact, there are whole sectors in the Index that Polen Capital historically avoided for 29 years in our flagship Focus Growth strategy. Companies in these sectors can be capital intensive, undifferentiated and cyclical. They also account for more than 50% of the Index.

Given these differences in composition, the performance of our Fund and the Index may be widely varied at times. Our belief remains that in the long run, share prices will follow earnings growth. To that end, the Fund is intended to deliver double-digit earnings growth across cycles, a far higher level of growth than the Index has returned this century. So, it follows that building a Fund of quality growth companies can outperform in the long run.

Fund Performance

Leading contributors to performance for the full year were Tencent Holdings, Ltd., Alibaba Group Holding, Ltd., and ICON PLC.

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Tencent operates the leading communications platform in China. Tencent grew its revenues by more than 56% in 2017 and we see a path for high growth to continue. The majority of Tencent’s revenues still come from PC and mobile gaming, but PC gaming, which is more mature and losing share to mobile is now less than 25% of total revenue. Tencent’s non-gaming revenues are growing strongly. As one example, social media monetization, particularly in the form of online advertising revenue, is in its early days. Tencent’s robust revenue growth is allowing heavy investments in business lines that are strengthening ties to platform users. Areas of investment include ad-technology enhancements, digital payment technology, video content and cloud computing capabilities. Despite intensive investments, we think Tencent can grow earnings greater than 30% per annum over the next three to five years.

Alibaba occupies a dominant position in Chinese commerce and is spreading its reach elsewhere in Asia. Data driven insights and engagement tools that Alibaba provides consumers and sellers are propelling the platform’s growth at an accelerating rate. In fact, we think that Amazon, which many in Western markets think of as the most dominant ecommerce company globally, could take note of the various ways Alibaba has encouraged users to spend more time in its Taobao mobile app, including live video and influencer feeds and video product reviews. In the year ended March 31st, Alibaba reported more than 60% year-over-year revenue growth. Here we have another example of a scaled platform in China accelerating its growth off a high base. Like Tencent, Alibaba cautioned us against expecting equally robust profit growth because of an aggressive investment program geared to enhance core offerings and broaden the platform. We believe this is wise counsel and something we’ve expected. Alibaba’s investments aim to make the company stronger years into the future, and we appreciate management’s long-term view. Despite high levels of investment, we think Alibaba can grow earnings greater than 30% per annum for the next three to five years.

ICON Plc is an Ireland-based provider of contract research organization (CRO) services. CROs provide outsourced services to the biopharmaceutical and medical device industries. The primary function of CROs is the design, enrollment and administration of clinical trials that prove the efficacy and safety of healthcare products. This cumbersome process is often administered in-house by drug companies, but real value can be realized by outsourcing to a provider like ICON. Given the high volume of trials it oversees, ICON can apply best practices to create efficiencies. The company largely grew from its founding to today on an organic basis, but there is reason to believe consolidation is coming. There are more than 600 CROs globally and we think ICON is the best operator in the industry. Acquiring niche operations around the CRO market or in geographies where ICON presently lacks density would make sense to us. We think ICON can grow total returns at a low-teens rate for the next three-to-five years.

The three bottom contributors for the year were Industria De Diseno Textil SA (Inditex), Reckitt Benckiser Group PLC and Bunzl PLC.

Spain-based Inditex is an innovative retail apparel business operating eight retail concepts, the most recognized of which is Zara, through a network of more than 7,500 stores in 94 countries around the world. Each of Inditex’s concepts generate consistently high returns. Inditex is on pace to generate more than €25 billion in sales this fiscal year, but global apparel markets are huge, at greater than €1 trillion,

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so we think that the company still has ample room to grow. Inditex created the fast fashion model, characterized by lean inventories supported by industry-leading turnarounds from design to manufacturing and shipment to its retail footprint. Speed is prioritized, and Inditex can move goods from design concept to storefront far faster than any competitors – what we believe is a lasting structural advantage. Inditex is also embracing the omni-channel retail model as internet retail disrupts brick and mortar. Online sales offer additional growth in roughly half of the countries Inditex operates within. Online roll-outs are continuing. Growth investments in stores, supply chain infrastructure and omni-channel roll-outs all enhance future growth potential while slowing current year results. Given the quality of its business, we believe Inditex can grow earnings at a low double-digits rate for the next three to five years.

U.K.-based Reckitt Benckiser makes health, hygiene and home products such as Mucinex cold & cough medicines, Nurofen pain medicines and Durex condoms. Reckitt was a laggard in the fiscal year. Reckitt is a company with a record of sharp execution around cost controls, product line extensions often framed as “innovations,” and creative marketing. We’re pleased to see management shifting the business mix with the divestiture of its Food business, which operated French’s mustard and Frank’s Red Hot Sauces. Central to Reckitt’s shift is the acquisition of Mead Johnson in the summer of 2017. Mead Johnson is a leader in children’s nutrition products. We would not be surprised to see Reckitt roll out its playbook of recent years: sharp execution, geographic or product line extensions and a nuanced approach to marketing – which is well regulated in the children’s health market. We have confidence in Reckitt management and their ability to use these levers to potentially drive low double digit total returns growth for our investors.

U.K.-based Bunzl is a one-stop distribution and outsourcing company with operations in 30 countries around the world. Bunzl supplies its customers with items that are critical for operating their business, but are not actually sold to end customers. Examples include grocery consumables like Styrofoam trays, plastic wrap and bags, pizza boxes for Domino’s, or coffee cups for Costa. The company has lasting scale and an impressive track record of expansion through sharp capital allocation. In the fourth quarter and for the full year, Bunzl was a laggard, as fears of competition from Amazon.com cropped up. However, we believe one of Bunzl’s differentiating advantages is its ability to consolidate large orders of bulky items and fulfill those orders with its own truck fleet within 24 hours. This delivers working capital and operational efficiency for Bunzl’s customers, a compelling value proposition. Bunzl’s truck fleet brings a variety of advantages from consolidating order fulfillment, to full control of last mile and back-haul of emptied boxes that Amazon.com presently cannot offer clients. Furthermore, roughly half of Bunzl’s revenues come from supplying businesses in direct competition with Amazon.com, so we question why those customers would leave Bunzl to work with a competitor. We will continue monitoring Bunzl’s organic growth and watching Amazon.com’s efforts to broaden its control over delivery. Bunzl remains a steady compounder based on a durable demand profile and consistent capital allocation. We think the company can deliver consistent low double-digit growth in earnings for the next three to five years.

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Activity

During the fiscal year we sold Actelion, Ltd. and SGS SA. We initiated a new investment in Medtronic PLC and added to existing holdings in ICON PLC, Sage Group PLC, adidas AG and Inditex.

Switzerland-based Actelion Ltd is a unique pharmaceutical company and a leader in treatments for pulmonary arterial hypertension, a rare and deadly disease affecting 50,000 patients per year in developed markets. U.S.-based Johnson & Johnson bought Actelion for $280 per share plus a spinout of Actelion’s early stage research and development franchise into a new public company called Idorsia. The acquisition closed in June of 2017. We believe in the research team’s abilities at Actelion but do not own Idorsia since it lacks the consistent earnings and cash generation we seek. We sold our Actelion shares in May of 2017 and used the proceeds to add to two existing holdings, ICON Plc and Sage Group.

Switzerland-based SGS SA is a good business and a global leader in the Test, Inspection and Certification (TIC) market. SGS’s breadth of offerings touch numerous different end markets. Our concerns stem from the company’s push to expand its services offerings. While adding value for customers and increasing customer affinity for the provider, services require human capital. We question the company’s recently reiterated goal to expand profit margins while also beefing up the services SGS offers. We are not suggesting higher margins are impossible; we simply say we’ll watch the business from the sidelines. We used the proceeds of the SGS sale to add to our investments in adidas AG, Inditex and Medtronic plc.

Ireland-based Medtronic Plc is the world’s largest medical device company. Medtronic is a leader in cardiac care, minimally invasive surgical supplies and a variety of other medical technology markets. These business lines provide Medtronic a durable base of long-term growth. With roughly $28 billion in revenues, Medtronic can potentially spend $2 billion on research and development to bring new, innovative products to market, creating incremental channels of growth. Among these new areas of growth are a budding diabetes business and new product entries into the transcatheter aortic value replacement (TAVR) and pacemaker2 markets. The company has been driving an efficiency program to grow profits faster than sales in recent years – a program we expect to continue. Beyond organic growth, Medtronic has a history of sound capital allocation to both acquisitions and returns to shareholders via dividends and share repurchases. In combination, we believe these drivers should enable earnings growth in the low double digits for the next three to five years.

Attribution

The top three contributors (Fund average weight multiplied by return) for fiscal-year 2018 were Tencent Holdings, Ltd. (3.05%), Alibaba Group Holding, Ltd. (1.92%) and ICON PLC (1.85%). The bottom three contributors were Industria De Diseno Textil SA (-0.45%), Reckitt Benckiser Group PLC (-0.43%), and Bunzl PLC (-0.15%).

²	Medtronic Plc invented the first battery operated, external pacemaker in 1957.

POLEN INTERNATIONAL GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2018

(Unaudited)

Thank you for your interest in Polen Capital and please feel free to contact us with any questions or comments.

Sincerely,

J. Todd Morris,

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2018 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.

POLEN INTERNATIONAL GROWTH FUND

Annual Report

Performance Data

April 30, 2018

(Unaudited)

Comparison of Change in Value of $100,000 (investment minimum) Investment in Polen International Growth Fund

Institutional Class Shares

vs MSCI All Country World® Index (“ACWI”) (ex-USA)

Average Annual Total Returns for the Periods Ended April 30, 2018
	1 Year	Since Inception*
Institutional Class	15.18%	24.07%
MSCI All Country World ® Index (“ACWI”) (ex-USA)	15.91%	19.52%**

*	The Polen International Growth Fund (the “Fund”) Institutional Class Shares commenced operations on December 30, 2016.

**	Benchmark performance is from commencement date of the Fund Class (December 30, 2016) only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

POLEN INTERNATIONAL GROWTH FUND

Annual Report

Performance Data

April 30, 2018

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Polen International Growth Fund Investor Class Shares

(formerly Retail Class) vs MSCI All Country World® Index (“ACWI”) (ex-USA)

Average Annual Total Returns for the Periods Ended April 30, 2018
	1 Year	Since Inception*
Investor Class	14.91%	19.11%
MSCI All Country World ® Index (“ACWI”) (ex-USA)	15.91%	17.86%**

*	The Polen International Growth Fund (the “Fund”) Investor Class Shares commenced operations on March 15, 2017.

**	Benchmark performance is from commencement date of the Fund Class (March 15, 2017) only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement,” as stated in the current prospectus dated September 1, 2017, are 9.84% and 1.10%, respectively, for the Institutional Class shares and 10.09% and 1.35%, respectively, for the Investor Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, any class-specific fees and expenses (such as Rule12b-1distribution fees),interest,extraordinary items,“Acquired Fund Fees and Expenses” and brokerage commissions)

POLEN INTERNATIONAL GROWTH FUND

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Performance Data

April 30, 2018

(Unaudited)

do not exceed 1.10% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, any fees waived and/or expenses reimbursed for a three (3) year period following the date of such fee waiver and/or expense reimbursement. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the MSCI ACWI (ex-USA), which captures large and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 1,858 constituents, the index covers approximately 85% of the global equity opportunity set outside the US. Indexes are unmanaged and it is not possible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. Investing in foreign securities entails special risks, such as fluctuations in currency exchange rates and possible lax regulation of securities markets and accounting practices.

The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

POLEN U.S. SMALL COMPANY GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2018

(Unaudited)

Dear Shareholders,

We are writing to you about a shorter than normal period due to the launch of the Polen U.S. Small Company Growth Fund (the “Fund”) in November 2017. During the abbreviated period, the Fund returned 2.10%, compared to 5.46% for the Russell 2000® Growth Index (the “Index”) benchmark. Keeping in mind that this was a shorter-than-normal period to report on, we want to first focus your attention on the underlying strength, by our calculation, of the holdings in our portfolio. Short-term performance of stocks is often erratic and does not tell the whole story.

As many of you know, we like to own businesses that we feel are at the intersection of growth and quality. When it comes to investing in smaller companies in the U.S. markets, we have learned through experience that solid returns are earned by high-quality companies that can consistently grow their earnings for several years. These durable businesses compound economic value for shareholders by increasing earnings and book value and look to find ways to enhance shareholder value by taking advantage of re-investment opportunities. We have invested in a diverse group of these companies each with a different growth profile and what we feel is a strong competitive position in its industry.

For the most recent 12-month period ending April 30, 2018, our companies have performed well. Overall, they have grown sales over 19%, on average, while also expanding their margins, leading to over 30% operating income growth. They have also demonstrated, in our view, that they are using capital very wisely, with average return on invested capital (ROIC) at 19% and average cash-flow return on invested capital (CFROIC) exceeding 25%. These metrics are very consistent with the types of businesses we seek to own and most importantly, signal to us that these businesses are, for the most part and in our opinion, very healthy.

One of the things that is also very important to us, especially at this point in the economic cycle, is that our portfolio companies have manageable levels of debt and can finance their growth using internally generated cash flow. We feel this is an important part of preservation of capital in difficult periods, especially during challenging times for the economy and the credit cycle. We feel this is particularly important to keep in mind right now as the amount of debt for Russell 2000 companies is at the highest level by far in history coincident with rising interest rates. Our approach is more conservative in this manner and we expect that to benefit us on a relative basis if rates rise when the many companies in our Index with high debt levels may feel pressure on their bottom line.

As for the markets more broadly, global markets have spent the last several months trying to make new highs on the back of strong fundamentals in the global economy as well as at the company level. We have seen many companies report record highs in revenue and earnings. It has been about nine years since the lows on the heels of the 2008 financial crisis and the prolonged period of low rates and steady recovery is now manifesting into a full blown economic expansion. This has seemingly contributed to the Federal Reserve’s decision to increase interest rates gradually and we have seen a tightening of spreads as a result. Many economists are still expecting robust growth over the short to intermediate term, and we see no reason why that shouldn’t be the case.

POLEN U.S. SMALL COMPANY GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2018

(Unaudited)

Turning back to performance in the abbreviated period, we feel that our underperformance in the short term is the result of a confluence of factors. Most notable was our underperformance in the healthcare sector, which we believe can be explained by both our stock selection and our lack of exposure to the biotechnology industry. As a reminder, we rarely own biotechnology stocks as we are firmly focused on companies that generate positive earnings and free cash flow, which tends to be unusual amongst small cap biotechnology companies. The other sector that contributed to our underperformance was technology, which was largely due to stock selection. Our strong performance in the consumer discretionary sector, which is consistently one of our largest sector exposures, helped offset some of the weakness we experienced in healthcare and technology.

The Fund’s top five contributors to returns for the six months ended April 30, 2018 were Ollie’s Bargain Outlet Holdings, Inc., Paycom Software, Inc., AMN Healthcare Services, Inc., Pool Corp., and Texas Roadhouse, Inc.

Ollies Bargain Outlet Holdings was our strongest performer during this period. This unique, fast-growing value retailer reported outstanding sales and earnings growth as the Company continues to open highly profitable new stores, with plenty of growth potential ahead. Ollie’s operates about 270 stores currently, but we believe could grow to as many as 950 at maturity, which means they can grow new stores at 15% per year for many years to come. We believe there are few retailers with this kind of runway, especially with the challenges that bricks-and-mortar retailers face as e-commerce takes share. We really like retail concepts like this where the shopping experience provides entertainment value to customers that is hard to replace with online shopping. We are also excited about the current closeout environment that management describes as having never been better. We believe Ollie’s is likely benefitting from product lifecycles getting shorter and other retailers and manufacturers’ challenges in moving inventory. With these drivers in place, we expect that this strong business momentum will continue for Ollie’s.

Paycom Software was our next best performer. The provider of human capital management (HCM) software continues to report outstanding results. The company has continued to grow at a rapid pace with high profitability and returns on capital. We remain excited about Paycom given its limited penetration and, in our view, large market opportunity. We believe there are multiple drivers of growth including opening new territories, deepening penetration in existing territories and with existing customers, improving sales productivity, and adding new products that are developed through internal R&D or through small bolt-on acquisitions. Just as important, we believe that clients remain dissatisfied with incumbent payroll providers and appreciate Paycom for its strong customer service, software as a service (SaaS) delivery model, and lower total cost of ownership. The company’s persistently robust performance to date, and especially its high growth and profitability, in our view, sets it apart from many software vendors in our small cap universe, many of whom are growing revenue quickly but have negative earnings.

AMN, the leader and innovator in workforce solutions and staffing services in the healthcare industry was strong during the comment period after reporting better than expected results; this appears to us to be driven by improving demand in its travel nursing segment and an increasing mix of MSP business which carries higher margins. That being said, the stock came under pressure in the beginning of May

POLEN U.S. SMALL COMPANY GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2018

(Unaudited)

(following the 4/30/2018 attribution) when management pointed to a decrease in premium rate assignments coupled with slightly slower volume growth in the QTD period. We recently did a thorough review of the Company and concluded that the weaker outlook while disappointing is not thesis changing for us. We remain excited about AMN’s ability to continue to capitalize on the shortages of nurses and other healthcare professionals and feel confident that the Company can outpace its industry with its expanding focus on full workforce solutions, cross-selling, and its active M&A strategy.

Pool Corporation, the world’s largest wholesale distributor of swimming pool supplies, equipment and related leisure products posted another solid annual earnings result with stronger-than-expected base business growth that appears to us to be driven by favorable weather in seasonal markets, hurricane cleanup, and general end-market strength. This business has been remarkably consistent over time, and the management team has rewarded long-term holders with solid growth and returns on capital. With consumer confidence high and a strong residential real estate market, we expect consumers will continue to invest in their homes, especially outdoor spaces. We believe that Pool Corp. will continue to be a big beneficiary of this spending.

Texas Roadhouse, the casual dining steakhouse operator with 560 restaurants worldwide continues to report exceptional results. We have been impressed by the Company’s ability to sustain outstanding traffic growth for several years despite declining traffic in the casual dining industry over a comparable period. We are confident that growth will remain strong for the Company with what we estimate to be system unit growth of 6-7% per year as the cash-on-cash returns for new stores are still very strong. Management is also taking initiative to drive more transactions through existing units with bump-out opportunities to increase capacity and their roll-out of a mobile app that makes it easier to order take-out. There are some cost challenges that they face that are pressuring restaurant margins that we will continue to monitor. In our view, the Company continues to deliver strong operating margins and exceptional ROIC despite these pressures.

Our five largest detractors to returns for the six months ended April 30, 2018 were Healthcare Services Group, Inc., Nutrisystem, Inc., Fox Factory Holding Corp., Prestige Brands Holdings, Inc., and WageWorks, Inc.

Healthcare Services Group, our largest detractor by total effect, was weak on fear of declining credit quality among its skilled nursing operator client base after the company reported weakening days sales outstanding followed by an increase in its allowance for doubtful accounts. There has also been some concern about weakening margins as the mix of the business changes to include more dining business. We recently did another deep dive on the Company to take a closer look at these issues. Our review of the business renewed our confidence in the growth opportunity that we believe lies ahead for Healthcare Services Group as they should benefit from the aging population and the healthcare industry’s efforts to contain costs. We believe that the opportunity to sell underpenetrated dietary services to their housekeeping customers is vast, and while it may temporarily weaken margins, we think there remains the long-term opportunity to enhance margins as they leverage their underutilized infrastructure. We are aware of the collections concerns but remain encouraged by the Company’s long-term receivables collection track record and have confidence in Management’s ability to navigate a more challenging credit environment. We believe Healthcare Services Group remains an excellent business despite these challenges.

POLEN U.S. SMALL COMPANY GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2018

(Unaudited)

Nutrisystem, has been a volatile stock after company management reported that its 2018 growth would fall short of expectations due to a slower than anticipated start to diet season in its core Nutrisystem brand. Management attributed this to a failure in the creative campaign as well as a departure from their usual media buying strategy. This was a disappointment after the company had shown four years of growth driven by a winning marketing and advertising strategy. After analyzing the situation, we view it as a temporary setback and have confidence that Nutrisystem should be able to recover in the 2019 diet season. We especially remain excited about the company’s successful launch and expansion of the South Beach Diet brand, a second concept for Nutrisystem, which continues to perform very well and we expect will be a positive contributor to the company’s growth going forward. In the quarter reported just last week, following this comment period, Management gave an encouraging update which pointed to a return to their highly nimble media model and an improvement in advertising response.

Fox Factory Holding Corp was next on the list of detractors. The designer and manufacturer of performance-defining ride dynamics products reported a strong year but implied that revenue and earnings growth would decelerate in the coming year. There is no change to the fundamentals and we continue to like the company’s competitive position. The company’s authentic brand, track record of innovation, financial momentum, and capital efficiency keep us excited about this business. The results reported after the close of this comment period point to better sales and earnings for the balance of the year than was originally suggested, which is also encouraging.

Prestige Brands was weak after the company reported an underwhelming year with both growth and margins below expectations. We feel that the key issues the company was experiencing were retailer inventory destocking and rising freight and logistics costs. There are also looming concerns among investors that the shift to ecommerce will negatively affect Prestige’s business even though 99% of Prestige’s products are still purchased in store. We continue to monitor these issues on a going forward basis to assess whether any of them represents a structural change in the business but the work we have done to date suggests that the company will be able to overcome these issues. Underlying consumption trends for Prestige’s products are tracking well and the Company is gaining share in its categories. We believe the better results reported just last week reflect an inflection point for the Company, alleviating many of investors’ biggest concerns.

WageWorks, Inc. was also a large detractor. WageWorks’ stock came under pressure when it failed to file its 10-K on time. Management has since released an 8-K disclosing the estimated restatement to 2016 operating results as well as executive management changes. The restatement is relatively small, reducing 2016 revenue by 2-3% and 2016 earnings before interest, tax, depreciation and amortization (EBITDA) by 6-8% with no impact on 2017. WageWorks management has not disclosed much detail relative to the drivers for the restatement but we suspect it is limited to a single government contract with the Office of Personnel Management (OPM) that the company has referenced before. We are awaiting the 10-K filing to further review this development.

POLEN U.S. SMALL COMPANY GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2018

(Unaudited)

As we look forward, we acknowledge that the global economy remains strong. It is hard to predict how long it will last or how strong it will be. We continue to look for companies that we feel can compound their earnings over three to five years and provide strong returns in their equity value. This is our focus no matter what the economic backdrop. We are lighter right now in the more economically cyclical companies, which is normal for us since we prefer businesses that are less sensitive to the economic cycle. Currently, we are most heavily weighted in the technology, healthcare, and consumer discretionary sectors. These sectors have the most secular growth, and companies in these sectors consistently show up most often in our front-end screens which filter for growth and quality. More cyclical sectors including industrials, energy, and materials will have periods where the economy is strong and prices of commodities are strong, resulting in higher stock prices in the short term. We do not invest in these sectors due to, in our view, the lack of sustainability in the fundamentals. Many companies in these industries do not consistently earn positive returns across the full economic cycle, have high financial leverage, and do not have a sustainable competitive advantage given the commodity-nature of their industries. We are true to our discipline and do not chase these types of securities during their short-term upswings. While this can cause some relative underperformance in the short term for us, periods like this do not knock our confidence and we will always remain focused on intending to own high quality growth businesses that can sustainably grow their sales and profits for several years.

We are pleased with the way our businesses are performing from a fundamental perspective. We continue to look for exceptional businesses in the small cap category that we believe are good investments for the Fund. Since inception of the Fund in November 2017, we had turnover of about 8.39%. This is about in the middle of our expected range. We will continue to manage the strategy to maintain its status in the Small Cap Growth style box as we intend to manage positions that attain higher market caps over the years that we hold the stocks. As these positions are trimmed or sold, they are generally replaced with lower market cap companies. We feel that we are well positioned to take advantage of the opportunities that are afforded in our asset class and that we have durable businesses that can weather a slowdown in the global economy if that were to happen. We appreciate your trust in us and your understanding that successful investing takes time, discipline, and patience. The true test of our abilities will be measured in years and not months. We look forward to working to deliver long-term value to you as shareholders and thank you for your interest and support.

Sincerely,

Tucker Walsh & Rayna Lesser Hannaway

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal period ended April 30, 2018 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

POLEN U.S. SMALL COMPANY GROWTH FUND

Annual Investment Adviser’s Report

April 30, 2018

(Unaudited)

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

POLEN U.S. SMALL COMPANY GROWTH FUND

Annual Report

Performance Data

April 30, 2018

(Unaudited)

Comparison of Change in Value of $100,000 (investment minimum) Investment in Polen U.S. Small Company Growth

Fund Institutional Class Shares

vs Russell 2000® Growth Index

Total Returns for the Period Ended April 30, 2018
Since Inception*†
Institutional Class	2.10%
Russell 2000 ® Growth Index	5.46%**

†	Not Annualized.

*	The Polen U.S. Small Company Growth Fund (the “Fund”) Institutional Class Shares commenced operations on November 1, 2017.

**	Benchmark performance is from commencement date of the Fund Class (November 1, 2017) only and is not the commencement date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 678-6024. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

POLEN U.S. SMALL COMPANY GROWTH FUND

Annual Report

Performance Data

April 30, 2018

(Unaudited)

The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement,” as stated in the current prospectus dated October 31, 2017, are 1.36% and 1.25% for the Institutional Class shares of the Fund’s average daily net assets, which may differ from the actual expenses incurred by the Fund for the period covered by this report. Polen Capital Management, LLC (“PCM” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed 1.25% (on an annual basis) with respect to the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2019 unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and expenses not been waived and/or reimbursed.

A 2.00% redemption fee applies to shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of the Russell 2000® Growth Index, which is an unmanaged index measuring the performance of the 2,000 smallest companies in the Russell 3000® Index, which is made up of 3,000 of the biggest U.S. stocks. It is impossible to invest directly in an index.

All mutual fund investing involves risk, including possible loss of principal. The Fund is non-diversified, which means that a large portion of the Fund’s assets may be invested in one or few companies or sectors. The Fund could fluctuate in value more than a diversified fund. The Fund invests in securities of small-capitalization companies, which may be subject to more abrupt or erratic market movements than securities of larger, more established companies. Small-capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. Securities of small-capitalization companies may trade less frequently and in lower volumes than the securities of larger companies, which could lead to higher transaction costs. The Fund is a recently formed mutual fund and has a limited history of operations.

POLEN GROWTH FUNDS

Funds Expense Disclosure

April 30, 2018

(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2017 through April 30, 2018 and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, each hypothetical line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

POLEN GROWTH FUNDS

Funds Expense Disclosure

April 30, 2018

(Unaudited)

	Polen Growth Fund
	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period
Institutional Class*
Actual	$1,000.00	$1,061.90	$5.01
Hypothetical (5% return before expenses)	1,000.00	1,019.93	4.91
Investor Class*
Actual	$1,000.00	$1,060.70	$6.28
Hypothetical (5% return before expenses)	1,000.00	1,018.70	6.16

	Polen Global Growth Fund
	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period
Institutional Class**
Actual	$1,000.00	$1,055.90	$5.61
Hypothetical (5% return before expenses)	1,000.00	1,019.34	5.51
Investor Class**
Actual	$1,000.00	$1,054.10	$6.88
Hypothetical (5% return before expenses)	1,000.00	1,018.10	6.76

	Polen International Growth Fund
	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period
Institutional Class***
Actual	$1,000.00	$1,002.80	$5.46
Hypothetical (5% return before expenses)	1,000.00	1,019.34	5.51
Investor Class***
Actual	$1,000.00	$1,002.60	$6.70
Hypothetical (5% return before expenses)	1,000.00	1,018.10	6.76

	Polen U.S. Small Company Growth Fund
	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period
Institutional Class****
Actual	$1,000.00	$1,021.00	$6.26
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26

POLEN GROWTH FUNDS

Funds Expense Disclosure (Concluded)

April 30, 2018

(Unaudited)

*

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2018 of 0.98% for Institutional Class and 1.23% for Investor Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line of each table are based on the actual six-month total returns for the Fund of 6.19% and 6.07% for Institutional Class and Investor Class, respectively.

**

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2018 of 1.10% for Institutional Class and 1.35% for Investor Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line of each table are based on the actual six-month total returns for the Fund of 5.59% and 5.41% for Institutional Class and Investor Class, respectively.

***

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2018 of 1.10% for Institutional Class and 1.35% for Investor Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line of each table are based on the actual six-month total returns for the Fund of 0.28% and 0.26% for Institutional Class and Investor Class, respectively.

****

Expenses are equal to the annualized expense ratio for the six-month period beginning November 1, 2017, commencement of operations, to April 30, 2018 of 1.25% for Institutional Class, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Institutional Class ending account values on the first line in the table are based on the actual total returns for the Fund since commencement of operations of 2.10%.

POLEN GROWTH FUND

Portfolio Holdings Summary Table

April 30, 2018

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Internet Content & Information	13.2%	$ 251,010,038
Software Infrastructure	11.7	222,709,427
Credit Services	9.6	182,552,735
Software Application	9.5	181,083,321
Information Technology Services	9.2	174,943,879
Footwear & Accessories	5.8	110,405,807
Business Services	5.5	104,622,895
Drug Manufacturers - Specialty & Generic	4.9	93,826,177
Specialty Retail	4.6	88,086,032
Restaurants	4.4	85,080,746
Discount Stores	4.3	83,033,851
Medical Devices	4.3	81,638,737
Packaged Foods	3.3	62,853,685
Leisure	2.9	54,791,946
Biotechnology	2.8	53,541,517
Other Assets In Excess of Liabilities	4.0	76,229,560

NET ASSETS	100.0%	$1,906,410,353

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUND

Portfolio of Investments

April 30, 2018

	Number of Shares	Value

COMMON STOCKS — 96.0%
Biotechnology — 2.8%
Regeneron Pharmaceuticals, Inc.*	176,309	$53,541,517

Business Services — 5.5%
Automatic Data Processing, Inc.	886,034	104,622,895

Credit Services — 9.6%
Mastercard, Inc., Class A	284,942	50,796,610
Visa, Inc., Class A	1,038,431	131,756,125

		182,552,735

Discount Stores — 4.3%
Dollar General Corp.	860,187	83,033,851

Drug Manufacturers - Specialty & Generic — 4.9%
Zoetis, Inc.	1,123,936	93,826,177

Footwear & Accessories — 5.8%
NIKE, Inc., Class B	1,614,356	110,405,807

Information Technology Services — 9.2%
Accenture PLC, Class A	609,967	92,227,010
Gartner, Inc.*	681,976	82,716,869

		174,943,879

Internet Content & Information — 13.2%
Alphabet, Inc., Class A*	45,877	46,729,395
Alphabet, Inc., Class C*	120,574	122,663,547
Facebook, Inc., Class A*	474,518	81,617,096

		251,010,038

Leisure — 2.9%
Booking Holdings, Inc.*	25,157	54,791,946

Medical Devices — 4.3%
Align Technology, Inc.*	326,751	81,638,737

	Number of Shares	Value

COMMON STOCKS — (Continued)
Packaged Foods — 3.3%
Nestle SA, SP ADR	812,483	$62,853,685

Restaurants — 4.4%
Starbucks Corp.	1,477,866	85,080,746

Software Application — 9.5%
Adobe Systems, Inc.*	817,163	181,083,321

Software Infrastructure — 11.7%
Microsoft Corp.	1,391,737	130,155,244
Oracle Corp.	2,026,586	92,554,183

		222,709,427

Specialty Retail — 4.6%
O’Reilly Automotive, Inc.*	343,992	88,086,032

TOTAL COMMON STOCKS (Cost $1,272,550,735)		1,830,180,793

TOTAL INVESTMENTS - 96.0% (Cost $1,272,550,735)		1,830,180,793
OTHER ASSETS IN EXCESS OF LIABILITIES - 4.0%		76,229,560

NET ASSETS - 100.0%		$1,906,410,353

*	Non-income producing.

PLC	Public Limited Corporation
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

POLEN GLOBAL GROWTH FUND

Portfolio Holdings Summary Table

April 30, 2018

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Internet Software & Services	19.5%	$6,979,547
Information Technology Services	17.4	6,217,971
Software	12.2	4,373,834
Health Care Equipment & Supplies	8.2	2,921,541
Textiles, Apparel & Luxury Goods	6.8	2,427,974
Biotechnology	5.4	1,947,578
Pharmaceuticals	4.3	1,548,903
Food Products	3.8	1,370,601
Internet & Direct Marketing Retail	3.2	1,160,874
Hotels, Restaurants & Leisure	3.1	1,118,758
Specialty Retail	3.1	1,108,015
Professional Services	2.6	922,886
Household Products	2.0	702,664
Other Assets In Excess of Liabilities	8.4	2,994,371

NET ASSETS	100.0%	$35,795,517

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

POLEN GLOBAL GROWTH FUND

Portfolio of Investments

April 30, 2018

	Number of Shares	Value

COMMON STOCKS — 91.6%
Australia — 3.5%
CSL, Ltd.	9,797	$1,254,884

Cayman Islands — 9.7%
Alibaba Group Holding, Ltd., SP ADR*	6,914	1,234,426
Tencent Holdings, Ltd.	45,560	2,239,863

		3,474,289

Denmark — 2.9%
Coloplast A/S, Class B	7,435	629,846
Novo Nordisk A/S, SP ADR	8,423	395,376

		1,025,222

France — 2.4%
Essilor International SA	6,229	850,810

Germany — 3.5%
adidas AG	5,082	1,248,999

Ireland — 3.7%
Accenture PLC, Class A	8,886	1,343,563

Israel — 2.0%
Check Point Software Technologies, Ltd.*	7,588	732,318

Switzerland — 6.4%
Nestle SA, Registered Shares	17,692	1,370,601
SGS SA, Registered Shares	380	922,886

		2,293,487

United Kingdom — 2.0%
Reckitt Benckiser Group PLC	8,957	702,664

United States — 55.5%
Adobe Systems, Inc.*	10,175	2,254,780

	Number of Shares	Value

COMMON STOCKS — (Continued)
United States — (Continued)
Align Technology, Inc.*	5,767	$1,440,885
Alphabet, Inc., Class C*	2,047	2,082,474
Automatic Data Processing, Inc.	9,037	1,067,089
Booking Holdings, Inc.*	533	1,160,874
Facebook, Inc., Class A*	8,272	1,422,784
Mastercard, Inc., Class A	9,037	1,611,026
Microsoft Corp.	7,820	731,326
NIKE, Inc., Class B	17,239	1,178,975
Oracle Corp.	14,351	655,410
O’Reilly Automotive, Inc.*	4,327	1,108,015
Regeneron Pharmaceuticals, Inc.*	2,281	692,694
Starbucks Corp.	19,433	1,118,758
Visa, Inc., Class A	17,310	2,196,293
Zoetis, Inc.	13,818	1,153,527

		19,874,910

TOTAL COMMON STOCKS (Cost $26,583,845)		32,801,146

TOTAL INVESTMENTS - 91.6% (Cost $26,583,845)		32,801,146
OTHER ASSETS IN EXCESS OF LIABILITIES - 8.4%		2,994,371

NET ASSETS - 100.0%		$35,795,517

*	Non-income producing.

PLC	Public Limited Corporation
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

POLEN INTERNATIONAL GROWTH FUND

Portfolio Holdings Summary Table

April 30, 2018

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Software	16.1%	$1,801,891
Internet Software & Services	15.7	1,764,912
Textiles, Apparel & Luxury Goods	9.7	1,092,850
Information Technology Services	8.2	921,316
Health Care Equipment & Supplies	7.7	866,642
Professional Services	7.1	799,489
Personal Products	5.0	563,953
Food Products	3.9	440,262
Biotechnology	3.9	435,501
Chemicals	3.6	402,663
Household Products	3.4	376,239
Hotels, Restaurants & Leisure	3.2	364,249
Specialty Retail	3.0	333,044
Trading Companies & Distributors	2.4	273,469
Food & Staples Retailing	2.3	253,640
Other Assets In Excess of Liabilities	4.8	538,910

NET ASSETS	100.0%	$11,229,030

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

POLEN INTERNATIONAL GROWTH FUND

Portfolio of Investments

April 30, 2018

	Number of Shares	Value

COMMON STOCKS — 95.2%
Australia — 3.9%
CSL, Ltd.	3,400	$435,501

Cayman Islands — 11.5%
Alibaba Group Holding, Ltd., SP ADR*	2,776	495,627
Tencent Holdings, Ltd.	16,300	801,356

		1,296,983

China — 4.2%
Baidu, Inc., SP ADR*	1,865	467,929

Denmark — 6.3%
Chr. Hansen Holding A/S	4,442	402,663
Coloplast A/S, Class B	3,625	307,087

		709,750

France — 6.7%
Dassault Systemes SE	4,276	554,126
Essilor International SA	1,435	196,005

		750,131

Germany — 8.8%
adidas AG	1,898	466,470
SAP SE	4,701	522,307

		988,777

Ireland — 16.9%
Accenture PLC, Class A	3,492	527,990
Experian PLC	16,851	386,096
ICON PLC*	5,325	626,380
Medtronic PLC	4,537	363,550

		1,904,016

Israel — 2.5%
Check Point Software Technologies, Ltd.*	2,903	280,169

Mexico — 2.3%
Wal-Mart de Mexico SAB de CV	91,223	253,640

	Number of Shares	Value

COMMON STOCKS — (Continued)
Netherlands — 3.7%
RELX NV	19,429	$413,393

Spain — 6.5%
Amadeus IT Group SA	5,391	393,326
Industria De Diseno Textil SA	10,744	333,044

		726,370

Switzerland — 3.9%
Nestle SA, Registered Shares	5,683	440,262

United Kingdom — 18.0%
Bunzl PLC	9,431	273,469
Compass Group PLC	16,979	364,249
Reckitt Benckiser Group PLC	4,796	376,239
Sage Group PLC (The)	51,196	445,289
Unilever PLC	10,054	563,953

		2,023,199

TOTAL COMMON STOCKS (Cost $10,044,837)		10,690,120

TOTAL INVESTMENTS - 95.2% (Cost $10,044,837)		10,690,120
OTHER ASSETS IN EXCESS OF LIABILITIES - 4.8%		538,910

NET ASSETS - 100.0%		$11,229,030

*	Non-income producing.

PLC	Public Limited Corporation
SP ADR	Sponsored American Depository Receipt

The accompanying notes are an integral part of the financial statements.

POLEN U.S. SMALL COMPANY GROWTH FUND

Portfolio Holdings Summary Table

April 30, 2018

(Unaudited)

The following table presents a summary by industry of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Software Application	17.4%	$580,284
Business Services	9.2	308,136
Medical Instruments & Supplies	8.1	269,971
Discount Stores	6.4	213,408
Leisure	5.9	195,167
Health Information Services	4.1	137,154
Education & Training Services	4.0	131,859
Recreational Vehicles	3.8	127,248
Medical Care	3.8	125,411
Electronics Distribution	3.6	121,124
Building Materials	3.5	117,384
Diagnostics & Research	3.4	114,151
Restaurants	3.3	109,961
Semiconductors	3.2	108,200
Capital Markets	3.2	107,062
Medical Devices	2.5	82,372
Personal Services	2.5	81,577
Specialty Retail	2.4	80,213
Information Technology Services	2.2	73,527
Specialty Finance	2.0	65,560
Medical Distribution	1.5	50,342
Other Assets In Excess of Liabilities	4.0	133,583

NET ASSETS	100.0%	$3,333,694

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

POLEN U.S. SMALL COMPANY GROWTH FUND

Portfolio of Investments

April 30, 2018

	Number of Shares	Value

COMMON STOCKS — 96.0%
Building Materials — 3.5%
Trex Co., Inc.*	1,130	$117,384

Business Services — 9.2%
Euronet Worldwide, Inc.*	912	71,236
ExlService Holdings, Inc.*	1,515	87,582
Healthcare Services Group, Inc.	2,702	104,378
WageWorks, Inc.*	1,079	44,940

		308,136

Capital Markets — 3.2%
MarketAxess Holdings, Inc.	539	107,062

Diagnostics & Research — 3.4%
Neogen Corp.*	1,675	114,151

Discount Stores — 6.4%
Ollie’s Bargain Outlet Holdings, Inc.*	3,431	213,408

Education & Training Services — 4.0%
Grand Canyon Education, Inc.*	1,268	131,859

Electronics Distribution — 3.6%
Littelfuse, Inc.	648	121,124

Health Information Services — 4.1%
Medidata Solutions, Inc.*	1,922	137,154

Information Technology Services — 2.2%
EPAM Systems, Inc.*	643	73,527

Leisure — 5.9%
Pool Corp.	1,406	195,167

Medical Care — 3.8%
AMN Healthcare Services, Inc.*	1,876	125,411

	Number of Shares	Value

COMMON STOCKS — (Continued)
Medical Devices — 2.5%
Masimo Corp.*	918	$82,372

Medical Distribution — 1.5%
Prestige Brands Holdings, Inc.*	1,710	50,342

Medical Instruments & Supplies — 8.1%
Cantel Medical Corp.	1,681	188,390
LeMaitre Vascular, Inc.	2,594	81,581

		269,971

Personal Services — 2.5%
Nutrisystem, Inc.	2,813	81,577

Recreational Vehicles — 3.8%
Fox Factory Holding Corp.*	3,827	127,248

Restaurants — 3.3%
Texas Roadhouse, Inc.	1,716	109,961

Semiconductors — 3.2%
Monolithic Power Systems, Inc.	924	108,200

Software Application — 17.4%
Alarm.com Holdings, Inc.*	2,467	99,618
Blackbaud, Inc.	1,612	169,196
Paycom Software, Inc.*	1,423	162,521
Stamps.com, Inc.*	654	148,949

		580,284

Specialty Finance — 2.0%
LendingTree, Inc.*	275	65,560

Specialty Retail — 2.4%
Five Below, Inc.*	1,136	80,213

TOTAL COMMON STOCKS (Cost $3,174,125)		3,200,111

The accompanying notes are an integral part of the financial statements.

POLEN U.S. SMALL COMPANY GROWTH FUND

Portfolio of Investments (Concluded)

April 30, 2018

Value

TOTAL INVESTMENTS - 96.0% (Cost $3,174,125)	$3,200,111
OTHER ASSETS IN EXCESS OF LIABILITIES - 4.0%	133,583

NET ASSETS - 100.0%	$3,333,694

*	Non-income producing.

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

Statements of Assets and Liabilities

April 30, 2018

	Polen Growth Fund	Polen Global Growth Fund
Assets
Investments, at value*	$1,830,180,793	$32,801,146
Cash	71,313,382	2,537,191
Foreign currency (Cost $0 and $8,091, respectively)	—	8,044
Receivable for capital shares sold	5,480,327	451,091
Dividends and interest receivable	3,429,299	61,064
Receivable for investments sold	2,471,618	—
Prepaid expenses and other assets	161,798	29,302

Total assets	1,913,037,217	35,887,838

Liabilities
Payable for capital shares redeemed	4,974,242	100
Payable to Investment Advisor	1,311,521	17,619
Payable for transfer agent fees	146,646	25,509
Payable for administration and accounting fees	144,217	12,750
Payable for audit fees	24,804	26,911
Payable for distribution fees	13,577	930
Payable for custodian fees	7,561	1,551
Payable for legal fees	872	571
Payable for printing fees	841	1,992
Payable for Trustees and Officers	—	1,094
Accrued expenses	2,583	3,294

Total liabilities	6,626,864	92,321

Net Assets	$1,906,410,353	$35,795,517

Net Assets consisted of:
Capital stock, $0.01 par value	$ 752,654	$ 24,319
Paid-in capital	1,333,710,641	29,164,680
Accumulated net investment income	—	11
Accumulated net realized gain from investments and foreign currency transactions	14,317,000	390,017
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currency	557,630,058	6,216,490

Net Assets	$1,906,410,353	$35,795,517

Institutional Class:
Net assets	$1,839,280,389	$30,701,744

Shares outstanding	72,571,689	2,083,559

Net asset value, offering and redemption price per share	$25.34	$ 14.74

Investor Class:
Net assets	$ 67,129,964	$ 5,093,773

Shares outstanding	2,693,689	348,311

Net asset value, offering and redemption price per share	$ 24.92	$ 14.62

* Investments, at cost	$1,272,550,735	$26,583,845

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

Statements of Assets and Liabilities

April 30, 2018

	Polen International Growth Fund	Polen U.S. Small Company Growth Fund
Assets
Investments, at value*	$10,690,120	$3,200,111
Cash	526,609	134,273
Foreign currency (Cost $2,177 and $0, respectively)	2,157	—
Dividends and interest receivable	26,381	—
Receivable from investment adviser	24,209	9,148
Receivable for capital shares sold	1,322	—
Prepaid expenses and other assets	6,246	33,236

Total assets	11,277,044	3,376,768

Liabilities
Payable for audit fees	30,474	18,398
Payable for transfer agent fees	11,798	9,071
Payable for administration and accounting fees	2,434	3,870
Payable for custodian fees	872	3,558
Payable for Trustees and Officers	370	—
Payable for printing fees	207	3,699
Payable for legal fees	127	3,242
Payable for distribution fees	57	—
Accrued expenses	1,675	1,236

Total liabilities	48,014	43,074

Net Assets	$11,229,030	$3,333,694

Net Assets consisted of:
Capital stock, $0.01 par value	$8,480	$ 3,266
Paid-in capital	10,542,095	3,296,346
Accumulated net investment income	14,988	—
Accumulated net realized gain from investments and foreign currency transactions	18,472	8,096
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currency	644,995	25,986

Net Assets	$11,229,030	$3,333,694

Institutional Class:
Net assets	$10,982,319	$3,333,694

Shares outstanding	829,283	326,612

Net asset value, offering and redemption price per share	$ 13.24	$ 10.21

Investor Class:
Net assets	$ 246,711	$ —

Shares outstanding	18,677	—

Net asset value, offering and redemption price per share	$ 13.21	$ —

* Investments, at cost	$10,044,837	$3,174,125

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

Statements of Operations

For the Year Ended April 30, 2018

	Polen Growth Fund	Polen Global Growth Fund
Investment income
Dividends	$13,122,043	$242,825
Less: foreign taxes withheld	(302,388)	(15,090)

Total investment income	12,819,655	227,735

Expenses
Advisory fees (Note 2)	14,521,482	210,497
Transfer agent fees (Note 2)	1,098,471	57,624
Administration and accounting fees (Note 2)	352,822	16,001
Trustees’ and officers’ fees (Note 2)	232,160	163
Distribution fees (Investor Shares) (Note 2)	207,802	4,799
Custodian fees (Note 2)	111,599	3,322
Registration and filing fees	103,335	40,362
Printing and shareholder reporting fees	96,321	7,624
Legal fees	66,228	1,521
Audit fees	26,274	26,906
Other expenses	80,541	5,627

Total expenses before waivers and reimbursements and/or recoupment	16,897,035	374,446

Less: (waivers) and (reimbursements) and/or recoupment (Note 2)	244,947	(97,239)

Net expenses after waivers and reimbursements and/or recoupment	17,141,982	277,207

Net investment loss	(4,322,327)	(49,472)

Net realized and unrealized gain/(loss) from investments
Net realized gain from investments	40,759,840	572,591
Net realized loss from foreign currency transactions	—	(12,174)
Net change in unrealized appreciation/(depreciation) on investments	237,987,039	3,233,733
Net change in unrealized appreciation/(depreciation) on foreign currency translations	—	(865)

Net realized and unrealized gain on investments	278,746,879	3,793,285

Net increase in net assets resulting from operations	$274,424,552	$3,743,813

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

Statements of Operations

For the Year Ended April 30, 2018

	Polen International Growth Fund	Polen U.S. Small Company Growth Fund*
Investment income
Dividends	$94,866	$3,213
Less: foreign taxes withheld	(7,038)	—

Total investment income	87,828	3,213

Expenses
Advisory fees (Note 2)	47,198	10,524
Registration and filing fees	39,156	17,023
Audit fees	29,976	18,398
Transfer agent fees (Note 2)	28,579	11,590
Custodian fees (Note 2)	27,718	3,557
Trustees’ and officers’ fees (Note 2)	6,140	1,291
Administration and accounting fees (Note 2)	4,485	3,907
Printing and shareholder reporting fees	2,420	3,699
Legal fees	1,672	2,466
Distribution fees (Investor Shares) (Note 2)	360	—
Other expenses	4,040	6,561

Total expenses before waivers and reimbursements and/or recoupment	191,744	79,016

Less: (waivers) and (reimbursements) and/or recoupment (Note2)	(130,305)	(65,823)

Net expenses after waivers and reimbursements and/or recoupment	61,439	13,193

Net investment income/(loss)	26,389	(9,980)

Net realized and unrealized gain/(loss) from investments
Net realized gain from investments	25,257	13,008
Net realized loss from foreign currency transactions	(7,433)	—
Net change in unrealized appreciation/(depreciation) on investments	380,207	25,986
Net change in unrealized appreciation/(depreciation) on foreign currency translations	(347)	—

Net realized and unrealized gain on investments	397,684	38,994

Net increase in net assets resulting from operations	$424,073	$29,014

*	The Polen U.S. Small Company Growth Fund commenced operations on November 01, 2017.

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
Increase/(decrease) in net assets from operations:
Net investment loss	$(4,322,327)	$(2,506,142)
Net realized gain from investments	40,759,840	9,041,210
Net change in unrealized appreciation/(depreciation) on investments	237,987,039	181,991,566

Net increase in net assets resulting from operations	274,424,552	188,526,634

Less dividends and distributions to shareholders from:
Net investment income:
Institutional Class	—	(103,570)

Total net investment income	—	(103,570)

Net realized capital gains:
Institutional Class	(27,469,636)	—
Investor Class	(1,173,931)	—

Total net realized capital gains	(28,643,567)	—

Net decrease in net assets from dividends and distributions to shareholders	(28,643,567)	(103,570)

Increase in net assets derived from capital share transactions (Note 4)	189,539,954	172,086,819

Total increase in net assets	435,320,939	360,509,883

Net assets
Beginning of year	1,471,089,414	1,110,579,531

End of year	$1,906,410,353	$1,471,089,414

Accumulated net investment income, end of year	$—	$—

The accompanying notes are an integral part of the financial statements.

POLEN GLOBAL GROWTH FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
Increase/(decrease) in net assets from operations:
Net investment loss	$(49,472)	$(30,660)
Net realized gain/(loss) from investments and foreign currency transactions	560,417	(7,991)
Net change in unrealized appreciation/(depreciation) on investments	3,232,868	2,488,793

Net increase in net assets resulting from operations	3,743,813	2,450,142

Less dividends and distributions to shareholders from:
Net realized capital gains:
Institutional Class	—	(6,703)
Investor Class	—	(408)

Total net realized capital gains	—	(7,111)

Net decrease in net assets from dividends and distributions to shareholders	—	(7,111)

Increase in net assets derived from capital share transactions (Note 4)	12,437,894	3,165,400

Total increase in net assets	16,181,707	5,608,431

Net assets
Beginning of year	19,613,810	14,005,379

End of year	$35,795,517	$19,613,810

Accumulated net investment income, end of year	$11	$—

The accompanying notes are an integral part of the financial statements.

POLEN INTERNATIONAL GROWTH FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2018	For the Period Ended April 30, 2017*
Increase/(decrease) in net assets from operations:
Net investment income	$26,389	$8,088
Net realized gain from investments and foreign currency transactions	17,824	3,385
Net change in unrealized appreciation/(depreciation) on investments	379,860	265,135

Net increase in net assets resulting from operations	424,073	276,608

Less Dividends and Distributions to Shareholders from:
Net investment income:
Institutional Class	(23,947)	—
Investor Class	(734)	—

Total net investment income	(24,681)	—

Net realized capital gains:
Institutional Class	(6,538)	—
Investor Class	(246)	—

Total net realized capital gains	(6,784)	—

Net decrease in net assets from dividends and distributions to shareholders	(31,465)	—

Increase in net assets derived from capital share transactions (Note 4)	8,173,863	2,385,951

Total increase in net assets	8,566,471	2,662,559

Net assets
Beginning of year	2,662,559	—

End of year	$11,229,030	$2,662,559

Accumulated net investment income, end of year	$14,988	$20,712

*	The Polen International Growth Fund commenced operations on December 30, 2016.

The accompanying notes are an integral part of the financial statements.

POLEN U.S. SMALL COMPANY GROWTH FUND

Statement of Changes in Net Assets

For the Period Ended April 30, 2018*
Increase/(decrease) in net assets from operations:
Net investment loss	$(9,980)
Net realized gain from investments	13,008
Net change in unrealized appreciation/(depreciation) on investments	25,986

Net increase in net assets resulting from operations	29,014

Increase in net assets derived from capital share transactions (Note 4)	3,304,680

Total increase in net assets	3,333,694

Net assets
Beginning of period	—

End of period	$3,333,694

Accumulated net investment income, end of period	$—

*	The Polen U.S. Small Company Growth Fund commenced operations on November 01, 2017.

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the	For the	For the	For the	For the
	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$21.85	$18.92	$18.29	$16.45	$14.17

Net investment income/(loss)(1)	(0.06)	(0.04)	0.01	0.02	0.03
Net realized and unrealized gain on investments	3.95	2.97	1.45	3.09	2.48

Net increase in net assets resulting from operations	3.89	2.93	1.46	3.11	2.51

Dividends and distributions to shareholders from:
Net investment income	—	— (2)	—	(0.02)	(0.04)
Net realized capital gains	(0.40)	—	(0.83)	(1.25)	(0.20)

Total dividends and distributions to shareholders	(0.40)	—	(0.83)	(1.27)	(0.24)

Redemption fees	— (2)	— (2)	— (2)	— (2)	0.01

Net asset value, end of period	$25.34	$21.85	$18.92	$18.29	$16.45

Total investment return(3)	17.90%	15.50%	7.86%	19.17%	17.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,839,280	$1,363,731	$959,962	$376,718	$252,108
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets without waivers, expense reimbursements and/or recoupment, if any(4)	0.98%	1.12%	1.17%	1.25%	1.27%
Ratio of net investment income/(loss) to average net assets	(0.24)%	(0.18)%	0.04%	0.10%	0.17%
Portfolio turnover rate	19.56%	13.61%	9.13%	33.44%	39.52%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.
(4)	During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Investor Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Investor Class
	For the	For the	For the	For the	For the
	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	Year Ended April 30, 2015	Year Ended April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$21.55	$18.70	$18.14	$16.35	$14.09

Net investment loss(1)	(0.11)	(0.08)	(0.04)	(0.02)	(0.01)
Net realized and unrealized gain on investments	3.88	2.93	1.43	3.06	2.47

Net increase in net assets resulting from operations	3.77	2.85	1.39	3.04	2.46

Dividends and distributions to shareholders from:
Net investment income	—	—	—	—	(0.01)
Net realized capital gains	(0.40)	—	(0.83)	(1.25)	(0.20)

Total dividends and distributions to shareholders	(0.40)	—	(0.83)	(1.25)	(0.21)

Redemption fees	— (2)	— (2)	— (2)	— (2)	0.01

Net asset value, end of period	$24.92	$21.55	$18.70	$18.14	$16.35

Total investment return(3)	17.59%	15.24%	7.54%	18.87%	17.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$67,130	$107,358	$150,617	$29,545	$79,433
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets without waivers, expense reimbursements and/or recoupment, if any(4)	1.23%	1.38%	1.42%	1.50%	1.52%
Ratio of net investment loss to average net assets	(0.49)%	(0.43)%	(0.21)%	(0.14)%	(0.08)%
Portfolio turnover rate	19.56%	13.61%	9.13%	33.44%	39.52%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.
(4)	During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

POLEN GLOBAL GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the	For the	For the	For the Period
	Year Ended April 30, 2018	Year Ended April 30, 2017	Year Ended April 30, 2016	December 30, 2014* to April 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$12.29	$10.67	$10.29	$10.00

Net investment income/(loss)(1)	(0.03)	(0.02)	— (2)	0.02
Net realized and unrealized gain on investments	2.48	1.65	0.39	0.27

Net increase in net assets resulting from operations	2.45	1.63	0.39	0.29

Dividends and distributions to shareholders from:
Net investment income	—	—	(0.01)	—
Net realized capital gains	—	(0.01)	—	—

Total dividends and distributions to shareholders	—	(0.01)	(0.01)	—

Redemption fees	— (2)	— (2)	— (2)	—

Net asset value, end of period	$14.74	$12.29	$10.67	$10.29

Total investment return(3)	19.94%	15.24%	3.78%	2.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,702	$18,618	$13,483	$3,076
Ratio of expenses to average net assets	1.10%	1.10%	1.10%	1.10	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.50%	2.40%	3.63%	9.78	%(4)
Ratio of net investment income/(loss) to average net assets	(0.18)%	(0.18)%	(0.01)%	0.47	%(4)
Portfolio turnover rate	14.39%	12.13%	6.99%	—

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

POLEN GLOBAL GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Investor Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Investor Class
	For the	For the	For the Period
	Year Ended April 30, 2018	Year Ended April 30, 2017	July 6, 2015* to April 30, 2016
Per Share Operating Performance
Net asset value, beginning of period	$12.23	$10.64	$10.32

Net investment loss(1)	(0.06)	(0.05)	—	(2)
Net realized and unrealized gain on investments	2.45	1.65	0.32

Net increase in net assets resulting from operations	2.39	1.60	0.32

Dividends and distributions to shareholders from:
Net investment income	—	—	—	(2)
Net realized capital gains	—	(0.01)	—

Total dividends and distributions to shareholders	—	(0.01)	—

Redemption fees	— (2)	— (2)	—	(2)

Net asset value, end of period	$14.62	$12.23	$10.64

Total investment return(3)	19.54%	15.00%	3.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,094	$996	$523
Ratio of expenses to average net assets	1.35%	1.35%	1.35	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.71%	2.61%	3.51	%(4)
Ratio of net investment loss to average net assets	(0.43)%	(0.43)%	(0.06	)%(4)
Portfolio turnover rate	14.39%	12.13%	6.99	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Reflects portfolio turnover of the Fund for the year ended April 30, 2016.

The accompanying notes are an integral part of the financial statements.

POLEN INTERNATIONAL GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the	For the Period
	Year Ended April 30, 2018	December 30, 2016* to April 30, 2017
Per Share Operating Performance
Net asset value, beginning of period	$11.57	$10.00

Net investment income(1)	0.06	0.05
Net realized and unrealized gain on investments	1.70	1.52

Net increase in net assets resulting from operations	1.76	1.57

Dividends and distributions to shareholders from:
Net investment income	(0.07)	—
Net realized capital gains	(0.02)	—

Total dividends and distributions to shareholders	(0.09)	—

Redemption fees	—	—

Net asset value, end of period	$13.24	$11.57

Total investment return(2)	15.18%	15.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,982	$2,648
Ratio of expenses to average net assets	1.10%	1.10	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	3.45%	9.84	%(3)
Ratio of net investment income to average net assets	0.48%	1.32	%(3)
Portfolio turnover rate	6.36%	—

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

POLEN INTERNATIONAL GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Investor Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Investor Class
	For the	For the Period
	Year Ended April 30, 2018	March 15, 2017* to April 30, 2017
Per Share Operating Performance
Net asset value, beginning of period	$11.56	$10.91

Net investment income(1)	0.03	0.04
Net realized and unrealized gain on investments	1.69	0.61

Net increase in net assets resulting from operations	1.72	0.65

Dividends and distributions to shareholders from:
Net investment income	(0.05)	—
Net realized capital gains	(0.02)	—

Total dividends and distributions to shareholders	(0.07)	—

Redemption fees	—	—

Net asset value, end of period	$13.21	$11.56

Total investment return(2)	14.91%	5.96%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$247	$14
Ratio of expenses to average net assets	1.35%	1.35	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	3.50%	9.47	%(3)
Ratio of net investment income to average net assets	0.23%	2.63	%(3)
Portfolio turnover rate	6.36%	—

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

POLEN U.S. SMALL COMPANY GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for Institutional Class shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Period
	November 01, 2017* to April 30, 2018
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment loss(1)	(0.05)
Net realized and unrealized gain on investments	0.26

Net increase in net assets resulting from operations	0.21

Net asset value, end of period	$10.21

Total investment return(2)	2.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,334
Ratio of expenses to average net assets	1.25	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	7.51	%(3)
Ratio of net investment loss to average net assets	(0.95	)%(3)
Portfolio turnover rate	8.39	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total returns for periods less than one year are not annualized.
(3)	Annualized.
(4)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(5)	Not annualized.

The accompanying notes are an integral part of the financial statements.

POLEN GROWTH FUNDS

Notes to Financial Statements

April 30, 2018

1. Organization and Significant Accounting Policies

The Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund and Polen U.S. Small Company Growth Fund (each a “Fund” and together the “Funds”) are non-diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on September 15, 2010, December 30, 2014, December 30, 2016 and November 1, 2017, respectively. The Funds are separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Funds offer two separate classes of shares, Investor Class (formerly Retail Class) and Institutional Class. As of April 30, 2018, Investor Class shares had not been issued on the Polen U.S. Small Company Growth Fund.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Funds’ net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees (“Board of Trustees”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

POLEN GROWTH FUNDS

Notes to Financial Statements

April 30, 2018

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that each Fund calculates its NAV (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. As a result, each Fund fair values foreign securities using an independent pricing service which considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy.

Securities listed on a non-U.S. exchange are generally fair valued daily by an independent fair value pricing service approved by the Board of Trustees and categorized as Level 2 investments within the hierarchy. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded and categorized as Level 1 investments within the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of valuation time, as provided by an independent pricing service approved by the Board of Trustees.

POLEN GROWTH FUNDS

Notes to Financial Statements

April 30, 2018

The following is a summary of the inputs used, as of April 30, 2018, in valuing the Funds’ investments carried at fair value:

Funds	Total Value at 04/30/18	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Polen Growth Fund
Investments in Securities*	$1,830,180,793	$1,830,180,793	$—	$—

Polen Global Growth Fund
Australia	$1,254,884	$—	$1,254,884	$—
Cayman Islands	3,474,289	1,234,426	2,239,863	—
Denmark	1,025,222	395,376	629,846	—
France	850,810	—	850,810	—
Germany	1,248,999	—	1,248,999	—
Ireland	1,343,563	1,343,563	—	—
Israel	732,318	732,318	—	—
Switzerland	2,293,487	—	2,293,487	—
United Kingdom	702,664	—	702,664	—
United States	19,874,910	19,874,910	—	—

Total	$32,801,146	$23,580,593	$9,220,553	$—

Polen International Growth Fund
Common Stocks
Australia	$435,501	$—	$435,501	$—
Cayman Islands	1,296,983	495,627	801,356	—
China	467,929	467,929	—	—
Denmark	709,750	—	709,750	—
France	750,131	—	750,131	—
Germany	988,777	—	988,777	—
Ireland	1,904,016	1,517,920	386,096	—
Israel	280,169	280,169	—	—
Mexico	253,640	253,640	—	—
Netherlands	413,393	—	413,393	—
Spain	726,370	—	726,370	—
Switzerland	440,262	—	440,262	—
United Kingdom	2,023,199	—	2,023,199	—

Total	$10,690,120	$3,015,285	$7,674,835	$—

POLEN GROWTH FUNDS

Notes to Financial Statements

April 30, 2018

	Total Value at 04/30/18	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Polen U.S. Small Company Growth Fund
Investments in Securities*	$3,200,111	$3,200,111	$—	$—

* Please refer to Portfolio of Investments for details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Funds to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Funds to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Funds had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to their net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Funds had an amount of total transfers during the reporting period that was meaningful in relation to their net assets as of the end of the reporting period.

For the year ended April 30, 2018, there were no transfers between Levels 1, 2 and 3 for any of the Funds.

POLEN GROWTH FUNDS

Notes to Financial Statements

April 30, 2018

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are generally allocated to each class of each Fund based upon the relative daily net assets of each class of each Fund. General expenses of the Trust are generally allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular Fund in the Trust are charged directly to that Fund. The Funds’ investment income, expenses (other than class-specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and are recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences may include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Funds’ intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

POLEN GROWTH FUNDS

Notes to Financial Statements

April 30, 2018

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Currency Risk — The Funds invest in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Funds may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Funds’ NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Funds is determined on the basis of U.S. dollars, the Funds may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Funds’ holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Funds’ holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Recent Accounting Pronouncement — On August 1, 2017, the Funds implemented changes due to amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption of the amendments had no effect on the Funds’ net assets or results of operations.

2. Transactions with Related Parties and Other Service Providers

Polen Capital Management, LLC (“PCM” or the “Adviser”) serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust. For its services, the Adviser is paid a monthly fee at the annual rate of 0.85% of the average daily net assets of the Polen Growth Fund, Polen Global Growth Fund and Polen International Growth Fund, and 1.00% of average daily net assets of the Polen U.S. Small Company Growth Fund. The Adviser has contractually agreed to reduce its investment advisory

POLEN GROWTH FUNDS

Notes to Financial Statements

April 30, 2018

fee and/or reimburse certain expenses of the Funds to the extent necessary to ensure that the Funds’ total operating expenses (excluding taxes, any class-specific fees and expenses, interest, extraordinary items, “Acquired Fund Fees and Expenses” and brokerage commissions) do not exceed (on an annual basis) 1.00% of the Polen Growth Fund’s and 1.10% of the Polen Global Growth Fund’s and Polen International Growth Fund’s and 1.25% of the Polen U.S. Small Company Growth Fund’s, average daily net assets (the “Expense Limitations”). The Expense Limitations will remain in place until August 31, 2018 with respect to the Polen Growth Fund, Polen Global Growth Fund and Polen International Growth Fund and until August 31, 2019 with respect to the Polen U.S. Small Company Growth Fund, unless the Board of Trustees approves its earlier termination. With regard to each of the Polen Growth Fund, Polen International Growth Fund and Polen U.S. Small Company Growth Fund, the Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for such Fund. With regard to the Polen Global Growth Fund, the Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a three (3) year period following the year of such fee waiver and/or expense reimbursement. The Adviser is permitted to seek reimbursement from a Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. For the Polen Growth Fund, the Advisor is entitled to recoup only the advisory fees waived or expenses reimbursed on or after January 1, 2017. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount.

For the year ended April 30, 2018, the Adviser earned advisory fees of $14,521,482, $210,497, $47,198 and $10,524 for the Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund and Polen U.S. Small Company Growth Fund, respectively. For the year or period ended April 30, 2018, the Adviser recouped fees of $244,947 waived in prior periods for the Polen Growth Fund, and waived fees and reimbursed expenses of $97,239, $130,305 and $65,823 for the Polen Global Growth Fund, Polen International Growth Fund and Polen U.S. Small Company Growth Fund, respectively.

As of April 30, 2018, the amount of potential recovery was as follows:

		Expiration
	04/30/2019	04/30/2020	04/30/2021	Total

Polen Global Growth Fund	$211,741	$207,831	$97,239	$516,811
Polen International Growth Fund	$—	$53,471	$130,305	$183,776
Polen U.S. Small Company Growth Fund	$—	$—	$65,823	$65,823

POLEN GROWTH FUNDS

Notes to Financial Statements

April 30, 2018

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Funds. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Funds.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Investor Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Investor Shares plan, the Funds compensate the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Funds’ Investor Shares.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. The remuneration paid to the Trustees by the Funds during the year or period ended April 30, 2018 was $116,847, $1,567, $324 and $56 for the Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund and Polen U.S. Small Company Growth Fund, respectively. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Funds or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. Freeh Group International Solutions, LLC (“Freeh”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Freeh are compensated for their services provided to the Trust.

POLEN GROWTH FUNDS

Notes to Financial Statements

April 30, 2018

3. Investment in Securities

For the year or period ended April 30, 2018, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Polen Growth Fund	$476,220,633	$320,886,750
Polen Global Growth Fund	$13,987,308	$3,388,668
Polen International Growth Fund	$8,154,816	$341,522
Polen U.S. Small Company Growth Fund	$3,312,626	$151,509

4. Capital Share Transactions

For the year or period ended April 30, 2018 and the year ended April 30, 2017, transactions in capital shares (authorized shares unlimited) were as follows:

	Polen Growth Fund
	For the Year Ended April 30, 2018		For the Year Ended April 30, 2017
	Shares	Amount	Shares	Amount
Institutional Class
Sales	23,848,335	$574,279,460	30,209,162	$595,828,006
Reinvestments	978,852	23,678,426	4,430	87,594
Redemption Fees*	—	30,557	—	71,400
Redemptions	(14,659,215)	(355,086,882)	(18,555,536)	(366,058,856)

Net increase	10,167,972	$242,901,561	11,658,056	$229,928,144

Investor Class
Sales	926,360	$21,778,612	2,120,795	$41,071,753
Reinvestments	46,479	1,106,659	—	—
Redemption Fees*	—	1,534	—	7,298
Redemptions	(3,261,202)	(76,248,412)	(5,193,570)	(98,920,376)

Net decrease	(2,288,363)	$(53,361,607)	(3,072,775)	$(57,841,325)

Total net increase	7,879,609	$189,539,954	8,585,281	$172,086,819

POLEN GROWTH FUNDS

Notes to Financial Statements

April 30, 2018

	Polen Global Growth Fund
	For the Year Ended April 30, 2018		For the Year Ended April 30, 2017
	Shares	Amount	Shares	Amount
Institutional Class
Sales	1,046,799	$15,438,256	457,506	$5,095,096
Reinvestments	—	—	586	6,395
Redemption Fees*	—	5	—	2,893
Redemptions	(477,841)	(6,885,282)	(207,163)	(2,295,697)

Net increase	568,958	$8,552,979	250,929	$2,808,687

Investor Class
Sales	285,605	$4,151,046	50,622	$558,466
Reinvestments	—	—	38	408
Redemption Fees*	—	1	—	127
Redemptions	(18,725)	(266,132)	(18,360)	(202,288)

Net increase	266,880	$3,884,915	32,300	$356,713

Total net increase	835,838	$12,437,894	283,229	$3,165,400

	Polen International Growth Fund**
	For the Year Ended April 30, 2018		For the Period Ended April 30, 2017
	Shares	Amount	Shares	Amount
Institutional Class
Sales	687,459	$9,115,189	228,806	$2,372,451
Reinvestments	2,333	30,485	—	—
Redemption Fees*	—	—	—	—
Redemptions	(89,315)	(1,195,774)	—	—

Net increase	600,477	$7,949,900	228,806	$2,372,451

Investor Class
Sales	31,609	$413,041	1,229	$13,500
Reinvestments	75	980	—	—
Redemption Fees*	—	—	—	—
Redemptions	(14,236)	(190,058)	—	—

Net increase	17,448	$223,963	1,229	$13,500

Total net increase	617,925	$8,173,863	230,035	$2,385,951

POLEN GROWTH FUNDS

Notes to Financial Statements

April 30, 2018

	Polen U.S. Small Company Growth Fund***
	For the Period Ended April 30, 2018
	Shares	Amount
Institutional Class
Sales	326,612	$3,304,680
Reinvestments	—	—
Redemption Fees*	—	—
Redemptions	—	—

Net increase	326,612	$3,304,680

*

There is a 2.00% redemption fee that may be charged on shares redeemed within the first 60 days of their acquisition. The redemption fees are retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital.

**	The Polen International Growth Fund’s Institutional Class commenced operations on December 30, 2016, and the Fund’s Investor Class commenced operations on March 15, 2017.

***	The Polen U.S. Small Company Growth Fund’s Institutional Class commenced operations on November 1, 2017.

5. Federal Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. Net assets were not affected by these adjustments.

POLEN GROWTH FUNDS

Notes to Financial Statements

April 30, 2018

The following permanent differences as of April 30, 2018, primarily attributed to short-term gains netted against net operating loss, reclasses from capital gain to ordinary income and disallowed expenses, were reclassified among the following accounts:

	Accumulated Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-in-Capital
Polen Growth Fund	$4,322,327	$(4,322,327)	$—
Polen Global Growth Fund	49,483	(49,483)	—
Polen International Growth Fund	(7,432)	7,432	—
Polen U.S. Small Company Growth Fund	9,980	(4,912)	(5,068)

For the year ended April 30, 2018, the tax character of distributions paid by the Polen Growth Fund and Polen International Growth Fund were $6,446,679 and $31,465 of ordinary income dividends and $22,196,888 and $0 of long-term capital gains, respectively. There were no distributions for the Polen Global Growth Fund and Polen U.S. Small Company Growth Fund. For the year ended April 30, 2017, the tax character of distributions paid by the Polen Growth Fund and Polen Global Growth fund were $103,570 and $7,111 of long term capital gains, respectively. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2018 the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Qualified Late Year Loss Deferral
Polen Growth Fund	$—	$936,100	$18,094,884	$552,916,074	$—
Polen Global Growth Fund	$—	$26,262	$417,592	$6,162,664	$—
Polen International Growth Fund	$—	$18,331	$15,148	$644,976	$—
Polen U.S. Small Company Growth Fund	$—	$9,047	$—	$25,035	$—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Foreign currency and short-term capital gains are reported as ordinary income for federal income tax purposes.

POLEN GROWTH FUNDS

Notes to Financial Statements (Concluded)

April 30, 2018

As of April 30, 2018, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Polen Growth Fund	$1,277,264,719	$568,510,749	$(15,594,675)	$552,916,074
Polen Global Growth Fund	26,637,681	6,784,375	(620,910)	6,163,465
Polen International Growth Fund	10,044,856	852,439	(207,175)	645,264
Polen U.S. Small Company Growth Fund	3,175,076	229,382	(204,347)	25,035

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2018, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2018. For the year ended April 30, 2018, the Funds had no capital loss deferrals.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2018 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2018, the Funds did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there are no material subsequent events requiring recognition or disclosure in the financial statements.

POLEN GROWTH FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund and Polen U.S. Small Company Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund, and Polen U.S. Small Company Growth Fund (four funds constituting FundVantage Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2018, the related statements of operations for the year ended April 30, 2018, the statements of changes in net assets for each of the two years in the period ended April 30, 2018, and the financial highlights for each of the periods indicated therein for Polen Growth Fund and Polen Global Growth Fund, the results of operations for the year ended April 30, 2018, the statements of changes in net assets for the year then ended and for the period December 30, 2016 (commencement of operations) through April 30, 2017 and the financial highlights for each of the periods indicated therein for Polen International Growth Fund, the results of operations, statement of changes in net assets and financial highlights for the period November 1, 2017 (commencement of operations) through April 30, 2018 for Polen U.S. Small Company Growth Fund, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of April 30, 2018, the results of operations for the year then ended, the changes in net assets for each of the two years in the period ended April 30, 2018 and the financial highlights for each of the periods indicated therein for Polen Growth Fund and Polen Global Growth Fund, the results of operations for the year ended April 30, 2018, the changes in net assets for the year then ended and for the period December 30, 2016 (commencement of operations) through April 30, 2017 and the financial highlights for each of the periods indicated therein for Polen International Growth Fund, the results of operations, changes in net assets and financial highlights for the period November 1, 2017 (commencement of operations) through April 30, 2018 for Polen U.S. Small Company Growth Fund, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 22, 2018

We have served as the auditor of one or more Polen Capital Management, LLC investment companies since 2011.

POLEN GROWTH FUNDS

Shareholder Tax Information

(Unaudited)

The Funds are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise their shareholders of the U.S. federal tax status of distributions received by the Funds’ shareholders in respect of such fiscal year. During the year ended April 30, 2017, the Polen Growth Fund and Polen International Growth Fund paid $6,446,679 and $31,465 of ordinary income dividends and $22,196,888 and $0 of long term capital gain dividends, respectively, to its shareholders. There were no distributions for the Polen Global Growth Fund and the Polen U.S. Small Company Growth Fund. Preceding information for the Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund and Polen U.S. Small Company Growth Fund dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund and Polen U.S. Small Company Growth Fund, designates 100.00%, 0.00%, 68.95% and 0.00%, respectively, of ordinary income distributions as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for corporate dividends received deduction for the Polen Growth Fund, Polen Global Growth Fund, Polen International Growth Fund and Polen U.S. Small Company Growth Fund, is 100.00%, 0.00%, 0.00% and 0.00%, respectively.

The Polen International Growth Fund paid foreign taxes and recognized foreign source income as follows:

Foreign Taxes Paid	Foreign Source Income
$6,431	$ —

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2018. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2019.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

POLEN GROWTH FUNDS

Shareholder Tax Information (Concluded)

(Unaudited)

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

POLEN GROWTH FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 678-6024 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Investment Advisory Agreement

At a meeting held on September 27-28, 2017 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of FundVantage Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement between Polen Capital Management, LLC (“Polen” or the “Adviser”) and the Trust (the “Existing Agreement”) on behalf of the Polen Growth Fund, Polen Global Growth Fund and Polen International Growth Fund and the approval of a new Investment Advisory Agreement between Polen and the Trust (the “New Agreement” and together with the Existing Agreement, the “Agreements”) on behalf of the Polen U.S. Small Company Growth Fund (together with the Polen Growth Fund, Polen Global Growth Fund and Polen International Growth Fund, the “Polen Funds”).

In determining whether to approve the Agreements, the Trustees considered information provided by the Advisor in accordance with Section 15(c) of the 1940 Act regarding: (i) services performed or to be performed for the Polen Funds, (ii) the size and qualifications of their portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Polen Funds, (iv) investment performance, (v) the capitalization and financial condition of Polen, (vi) brokerage selection procedures (including soft dollar arrangements, if any), (vii) the procedures for allocating investment opportunities between the Polen Funds and other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on Polen’s ability to service the Polen

POLEN GROWTH FUNDS

Other Information (Continued)

(Unaudited)

Funds, (x) compliance with the Polen Funds’ investment objectives, policies and practices (including codes of ethics and proxy voting policies) and (xi) compliance with federal securities laws and other regulatory requirements. The Trustees noted the reports and discussions with portfolio managers as provided at the Board meetings throughout the year covering matters such as the relative performance of the Polen Funds; compliance with the investment objectives, policies, strategies and limitations for the Polen Funds; the compliance of management personnel with the code of ethics; and the adherence to the Trust’s pricing procedures as established by the Board.

Representatives from Polen attended the Meeting both in person and via teleconference. The representatives discussed the firm’s history, performance and investment strategies in connection with the proposed approval of the Agreements and answered questions from the Board.

Investment Performance. The Trustees considered the investment performance for the Polen Growth Fund. The Trustees reviewed the historical performance charts for the year to date, one year, two year, three year, five year and since inception periods ended June 30, 2017 for (i) the Investor Class and Institutional Class shares of the Polen Growth Fund; (ii) the Russell 1000 Growth Total Return Index; (iii) the S&P 500 Daily Reinvested Index and (iv) the Lipper Large Cap Growth Fund Index, the Polen Growth Fund’s applicable Lipper index. The Trustees also received performance information for the Polen Growth Fund as compared to the Fund’s comparable separately managed account composite (gross of fees) for the one year, three year, five year and since inception periods ended July 31, 2017.

The Trustees noted that the Institutional Class shares of the Polen Growth Fund outperformed the Russell 1000 Growth Total Return Index and the S&P 500 Daily Reinvested Index for the one year, two year, three year, and year to date periods ended June 30, 2017. The Trustees noted that the Institutional Class shares of the Polen Growth Fund had underperformed the Russell 1000 Growth Total Return Index and the S&P 500 Daily Reinvested Index for the five year period ended June 30, 2017. The Trustees noted that the Institutional Class shares of the Polen Growth Fund had underperformed the Russell 1000 Growth Total Return Index for the since inception period ended June 30, 2017 and outperformed the S&P 500 Daily Reinvested Index for the since inception period ended June 30, 2017. The Trustees noted that the Institutional Class shares of the Polen Growth Fund had underperformed the Lipper Large Cap Growth Fund Index for the one year and year to date periods ended June 30, 2017, and outperformed the Lipper Large Cap Growth Fund Index for the two year, three year, five year, and since inception periods ended June 30, 2017.

With respect to the Fund’s comparable separately managed account composite, the Trustees noted that the Fund’s Institutional Class shares underperformed the separately managed account composite for the one year, three year and five year periods ended July 31, 2017, and outperformed the separately managed account composite for the since inception period ended July 31, 2017. The Trustees concluded that the performance of the Polen Growth Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

POLEN GROWTH FUNDS

Other Information (Continued)

(Unaudited)

With respect to the Polen Global Growth Fund, the Trustees noted that the Fund outperformed the Lipper Global Large Cap Growth Index and the MSCI All-Cap World ND Index for the one year, two year, since inception, and year to date periods ended June 30, 2017. The Trustees noted that the Polen Global Growth Fund outperformed the MSCI ACWI Index for the since inception period ended July 31, 2017. With respect to the Fund’s comparable separately managed account composite, the Trustees noted that the Polen Global Growth Fund underperformed for the one year and since inception periods ended July 31, 2017. The Trustees concluded that the performance of the Polen Global Growth Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

With respect to the Polen International Growth Fund, the Trustees noted that the Fund outperformed the Lipper International Large Cap Growth Index and the MSCI AC World ex-US ND Index for the year to date and since inception periods ended June 30, 2017. The Trustees noted that the Polen International Growth Fund outperformed the MSCI ACWI ex-US Index for the since inception period ended July 31, 2017. With respect to the Fund’s comparable separately managed account composite, the Trustees noted that the Polen International Growth Fund underperformed for the since inception period ended July 31, 2017. The Trustees concluded that the performance of the Polen International Growth Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Trustees considered that the proposed strategy for the Polen U.S. Small Company Growth Fund was new, and therefore did not have historical performance. The Trustees noted that they received performance information for the other series of the Trust advised by Polen and the separately managed account composite, which were representative of the Adviser’s performance in implementing certain types of strategies to be employed for the Polen U.S. Small Company Growth Fund. The Trustees concluded that the performance information relating to the comparable funds and separately managed account composite was acceptable for purposes of its consideration of the New Agreement.

Fees. The Trustees also noted that Polen had provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Polen Funds and any other ancillary benefit resulting from Polen’s relationship with the Funds. The Trustees considered the fees that Polen charges to its similarly managed accounts, and evaluated the explanations provided by Polen as to differences in fees charged to the Polen Funds and similarly managed accounts. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Polen Funds versus other similarly managed funds.

POLEN GROWTH FUNDS

Other Information (Continued)

(Unaudited)

The Trustees noted that the net total expense ratio of the Polen Growth Fund’s Institutional Class was higher than the median of the net total expense ratio of funds with similar share classes in the applicable Lipper category. They further noted that the gross advisory fee for the Polen Growth Fund was higher than the median of the gross advisory fees for funds in the Lipper Large Cap Growth Index category. The Trustees noted that the net total expense ratio of the Polen Global Growth Fund’s Institutional Class shares were equal to the median of the net total expense ratio of funds with similar share classes in the applicable Lipper category. They further noted that the gross advisory fee for the Polen Global Growth Fund was equal to the median of the gross advisory fees for funds in the Lipper Large Cap Growth Index category.

The Trustees noted that the net total expense ratio of the Polen International Growth Fund’s Institutional Class shares were higher than the median of the net total expense ratio of funds with similar share classes in the applicable Lipper category. They further noted that the gross advisory fee for the Polen International Growth Fund was higher than the median of the gross advisory fees for funds in the Lipper Large Cap Growth Index category.

The Trustees considered explanations provided by Polen as to differences in fees proposed to be charged to the Polen U.S. Small Company Growth Fund and other similarly managed accounts or Polen Funds. The Trustees evaluated explanations provided by Polen regarding its belief that the proposed advisory fee is within the normal range of fees and expenses for funds of similar size, composition and type of investment product. The Trustees concluded that the advisory fee and services proposed to be provided by Polen are sufficiently consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the New Fund.

Knowledge, experience, and qualifications. The Board considered the level and depth of knowledge of Polen, including the professional experience and qualifications of senior personnel. In evaluating the quality of services to be provided by Polen, the Board took into account its familiarity with Polen’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account Polen’s compliance policies and procedures and reports regarding Polen’s compliance operations from the Trust’s Chief Compliance Officer. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Polen Funds’ investments on the one hand, and the investments of other accounts, on the other. The Trustees reviewed the services provided to the Polen Funds by Polen and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the Agreements, that the quality of the proposed services appeared to be consistent with industry norms and that the Polen Funds are likely to benefit from the continued provision of those services. They also concluded that Polen has sufficient personnel, with the appropriate education and experience, to serve the Polen Funds effectively and had demonstrated their ability to attract and retain qualified personnel.

POLEN GROWTH FUNDS

Other Information (Concluded)

(Unaudited)

Cost of Services. The Trustees considered the costs of the services provided by Polen, the compensation and benefits received by, or to be received by, Polen in providing services to the Polen Funds, as well as Polen’s profitability. The Trustees were provided with the audited financial statements of Polen for the years ended December 31, 2016 and December 31, 2015. The Trustees noted that Polen’s level of profitability is an appropriate factor to consider, and the Trustees should be satisfied that Polen’s profits are sufficient to continue as a healthy concern generally and as investment adviser of the Polen Funds specifically. The Trustees concluded that Polen’s fees derived from their relationship with the Trust, in light of the Polen Funds’ expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall expense ratios of the Polen Funds were reasonable, taking into account the projected growth and size of the Fund and the quality of services provided by Polen.

Economies of Scale. The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Polen Funds grow or are expected to grow, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale may be achieved at higher asset levels for the Polen Funds for the benefit of fund shareholders but that, despite the existence of separate share classes, the advisory fee did not currently include breakpoint reductions as asset levels increase.

At the Meeting, the Trustees unanimously approved the Existing Agreement for an additional one year period and the New Agreement for an initial two year period. In voting to approve the New Agreement and the continuation of the Existing Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by Polen. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the continuation of the Agreement and New Agreement would be in the best interests of the Polen Funds and their shareholders.

POLEN GROWTH FUNDS

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 678-6024.

POLEN GROWTH FUNDS

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Funds. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Funds contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 678-6024.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	40	Optimum Fund Trust (registered investment company with 6 portfolios).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	40	None.

POLEN GROWTH FUNDS

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2016.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	40	Brinker Capital Destinations Trust (registered investment company with 10 portfolios).

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	40	Copeland Trust (registered investment company with 2 portfolios).

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	40	Lincoln Variable Insurance Products Trust (registered investment company with 92 portfolios).

POLEN GROWTH FUNDS

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2015.

President of Lebisky Compliance Consulting LLC since October 2015; Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

Investment Adviser

Polen Capital Management, LLC

1825 NW Corporate Blvd.

Suite 300

Boca Raton, FL 33431

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

POL-0418

Polen Growth Fund

Polen Global Growth

Fund

Polen International

Growth Fund

Polen U.S. Small

Company Growth Fund

of

FundVantage Trust

Institutional Class

Investor Class

ANNUAL REPORT

April 30, 2018

This report is submitted for the general information of the shareholders of the Polen Growth Fund, the Polen Global Growth Fund, the Polen International Growth Fund and the Polen U.S. Small Company Growth Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Polen Growth Fund, the Polen Global Growth Fund, the Polen International Growth Fund and/or the Polen U.S. Small Company Growth Fund.

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report

April 30, 2018

(Unaudited)

Dear Fellow Shareholder:

Over the last twelve months U.S. equity markets have continued their strong advance while volatility, long absent from U.S. equities, returned during the early months of 2018. For 2017, the Private Capital Management Value Fund Class I shares (“PCM Value Fund”) returned 15.51%, compared to the S&P 500® Index’s 21.83% and the Russell 2000® Index’s 14.65%. A slower start to 2018, similar to that of the S&P 500® Index, resulted in the Fund’s Class I shares returning 5.80% over the twelve months ended April 30, 2018. While this trails the 13.27% return of the S&P 500® Index and the 11.54% return of the Russell 2000® Index, we don’t believe it is indicative of the progress or potential of the Fund’s holdings.

Since the end of 2016, small-caps (Russell 2000® Index) have underperformed large-caps (S&P 500® Index), while value strategies have underperformed growth stocks by an even greater margin. By way of example, small-cap value companies (Russell 2000® Value Index) have returned less than a third of what small-cap growth companies (Russell 2000® Growth Index) have over the past sixteen months. All in all it has been a challenging period for active value managers that are steadfast in their core discipline.

The end of 2017 brought the long awaited tax reform. In a perfect world, our leaders would have implemented tax reform back in 2010 when the economy was still on the ropes, unemployment was high and there was sufficient slack throughout the economy to absorb the boost. Our concern today is not with the merit of the tax package, but its timing (the economy is already robust, unemployment is quite low and inflationary pressures are beginning to accelerate) and an apparent absence of any offsetting budgetary restraint. This, combined with increased government spending, will in our opinion result in a massive fiscal stimulus – approaching that of the Obama-era financial crisis recovery package – to an already healthy economy.

This fiscal stimulus is juxtaposed against a Federal Reserve (or “Fed”) that is attempting to unwind unprecedented monetary stimulus resulting from multiple rounds of Quantitative Easing (QE) by slowly and judiciously raising interest rates. The hope is that these countervailing forces will enable normalization of interest rate policy while sustaining steady (or even accelerating) economic growth. It is nevertheless reasonable to be concerned about, and watchful for, indications that accelerating inflation may force the Fed to hike rates more aggressively.

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. For the most recent month-end performance data, investors can call (888)568-1267.

1

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2018

(Unaudited)

Back in 1987, the Federal Reserve raised the Fed Funds rate several times (to a peak of 7.25%) in order to combat inflationary pressures that had accelerated markedly during the year. Despite a healthy economy, the market took a dim view of this tightening and October of 1987 was, shall we say, an awful month for stocks. In the latter part of 1999 the Federal Reserve again began to raise interest rates to combat accelerating inflation and stock market excesses – this effectively marked the top of the NASDAQ Internet Bubble. What is our point? There is a critical interplay between interest rate policy, tax and spending policy, the real economy and stock market valuations. If interest rates stay too low for too long, the present might be enhanced but the future could be compromised because of excess inflationary pressures. Likewise, if fiscal accelerant is added to an economy at a point in time when it is unnecessary, the trajectory of the Federal Reserve’s response may require change – and today’s boom could be stifled by the Fed’s need to manage inflation expectations more aggressively.

To be clear, we are not concerned about rising interest rates as long as the Fed is simply trying to reduce the emergency stimulus applied to the system during the Great Recession and sustain the current expansion. The outlook for equities becomes more difficult, however, if inflation begins to accelerate and the Fed is forced to raise rates at a pace and magnitude great enough to deliberately reign in economic growth.

Overall Gross Domestic Product growth during the recovery has substantially underperformed historical precedent, yet this sad reality actually bolsters the optimist’s argument today. On an aggregate basis, a more typical expansion would have produced growth of more than forty percent over the same period while this expansion has been much more sluggish, yielding a comparatively dismal twenty percent increase out of a significantly deeper than average trough. We believe that the modest, almost halting, rate of recovery has meaningfully reduced inflationary pressures. Because it never felt like a “boom,” corporations have been hesitant to raise prices and employees have been too fearful to demand higher wages. In this regard, the major “flaw” of the recovery has been a “feature” that may help to perpetuate it. That said, while wage growth is now picking up, the real elephant in the room is commodity prices. From oil to metals, there is evidence that the sustained expansion is beginning to consume much, if not all, of the excess capacity that has thus far helped to contain prices. While overall inflation remains at, or slightly below, the Federal Reserve’s two percent target, upward pressure appears to be building.

The basis of concern is obvious; for much of the last ten years the world has been operating with unprecedented monetary policy efforts. As JPMorgan Chase’s Jamie Dimon has pointed out quite eloquently, “Since QE has never been done on this scale and we don’t completely know the myriad effects it has had on asset prices, confidence, capital expenditures and other factors, we cannot possibly know all of the effects of its reversal.”1 Translation: when operating in uncharted waters there is a real possibility for a ship to run aground. In our opinion, this uncertainty and the bull/bear argument around it has precipitated the market’s recent volatility and our opportunity as stock pickers.

1	J. Dimon, Chairman and Chief Executive Officer, JPMorgan Chase & Co., Letter to Shareholders, 2017 Annual Report (Released April 2018).

2

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report (Continued)

April 30, 2018

(Unaudited)

Markets tend to operate under a condition known as “recency bias,” which in this context means that for many investors, their forward expectations are shaped most profoundly by significant recent events. For example, early this decade investors continuously overreacted to almost every economic setback or adverse geopolitical development because the memory of the financial crisis and subsequent Great Recession overwhelmed sober analysis. Back then, we argued that equities were broadly undervalued and that the recurrence of a 2007-style financial system catastrophe was the least likely outcome.

We believe that a recession – were one to materialize at all in the near term – would be of the more “plain Jane” variety, i.e., the kind where the Fed errs by tightening monetary policy too aggressively, leading to stalled economic growth. While we are not predicting a Fed overshoot at this juncture, we do think that some investors have developed a recency bias when it comes to the merit of passive investing. To wit, in the steadily rising markets of the last several years, passive market participation has rivaled stock selection as an investment strategy. There are significant reasons to question whether passive strategies will continue to perform well if the economic outlook becomes more varied, inconsistent or adverse.

As a bottoms-up, fundamentals driven research firm, we believe that we are well positioned to identify and avoid companies that are vulnerable to changes in the economic and monetary firmament. Simply put, while the broad market may struggle, we see the cause and portent of a rising interest rate environment as a font of opportunity if and as increased market volatility creates a greater number of mispriced stocks.

We appreciate your continued support.

Private Capital Management

3

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2018

(Unaudited)

Mutual fund investing involves risk and it is possible to lose money by investing in a fund. The Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than a more diversified fund causing its value to fluctuate more widely. The Fund may engage in strategies that are considered risky or invest in stocks of companies that are undervalued which may cause greater volatility and less liquidity. The above commentary is for informational purposes only and investors should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. This report is not authorized for distribution unless preceded or accompanied by a current prospectus for the Private Capital Management Value Fund. The prospectus contains this and other important information about the Fund. Read it carefully before investing.

Shares of the Private Capital Management Value Fund are distributed by Foreside Funds Distributors LLC, not an adviser affiliate.

This letter is intended to assist shareholders in understanding how the Fund performed during the year ended April 30, 2018 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risks.

4

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Report

Performance Data

April 30, 2018

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Class A* of the Private Capital Management Value Fund vs. S&P 500® and Russell 2000® Index

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.00%. This results in a net initial investment of $9,500.

Average Annual Total Returns for the Periods Ended April 30, 2018
	1 Year	3 Years	5 Years	10 Years
Class A (with sales charge)*	0.26%	1.48%	8.00%	5.98%
Class A (without sales charge)*	5.56%	3.23%	9.12%	6.53%
S&P 500 Index	13.27%	10.57%	12.96%	9.02%
Russell 2000 Index	11.54%	9.64%	11.74%	9.49%

*Performance shown for the period from May 1, 2008 to May 28, 2010 is the performance of a corporate defined contribution plan account (the “Predecessor Account”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations on May 28, 2010 and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund. Average annual total returns for Class A shares of the Fund reflect the imposition of the maximum front-end sales charge of 5.00%. Performance shown for the periods prior to October 6, 2010, is the performance of the Class I shares, which includes the performance of the Predecessor Account for the period from May 1, 2008 to May 28, 2010, adjusted to reflect the monthly deduction of the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement applicable to Class A shares effective at the commencement of operations of Class A shares on October 6, 2010. The Predecessor Account was not registered as a mutual fund under the Investment Company Act of 1940, as amended (“1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and Internal Revenue Code. If the Predecessor Account had been registered under the 1940 Act its performance may have been different.

5

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Report

Performance Data (Continued)

April 30, 2018

(Unaudited)

Class A shares have a 5.00% maximum sales charge.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 568-1267. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Report

Performance Data (Continued)

April 30, 2018

(Unaudited)

Comparison of Change in Value of $750,000 (investment minimum) Investment in Class I* of the Private Capital Management Value Fund vs. S&P 500® and Russell 2000® Indexes

Average Annual Total Returns for the Periods Ended April 30, 2018
	1 Year	3 Years	5 Years	10 Years
Class I *	5.80%	3.49%	9.38%	6.78%
S&P 500 Index	13.27%	10.57%	12.96%	9.02%
Russell 2000 Index	11.54%	9.64%	11.74%	9.49%

*

Performance shown for the period from May 1, 2008 to May 28, 2010 is the performance of a corporate defined contribution plan account (the “Predecessor Account”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations on May 28, 2010 and does not reflect any taxes that you may pay as a result of any distributions or sale of shares of the Fund. The Predecessor Account’s performance has been adjusted to reflect the monthly deduction of the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement applicable to Class I shares of the Fund effective at the Fund’s commencement of operations on May 28, 2010. Performance from May 28, 2010 to April 30, 2018 is from the performance of the Class I Shares. The Predecessor Account was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended. If the Predecessor Account had been registered under the 1940 Act, its performance may have been different.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 568-1267. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Annual Report

Performance Data (Concluded)

April 30, 2018

(Unaudited)

As stated in the current prospectus dated September 1, 2017, the Fund’s “Total Annual Fund Operating Expenses” are 1.59% and 1.34%, and the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are 1.35% and 1.10% for Class A and Class I Shares, respectively, of the Fund’s average daily net assets. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. Private Capital Management, LLC, (the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees, shareholder service fees, or transfer agency fees), “Acquired Fund Fees and Expenses,“ interest, extraordinary items and brokerage commissions do not exceed 1.10% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). This agreement will terminate on August 31, 2018, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves an earlier termination. Prior to August 31, 2017, the Fund’s Expense Limitation was 1.00%. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total returns would be lower had such fees and/or expenses not been waived and/or reimbursed.

A 2.00% redemption fee applies to shares redeemed within 30 days of purchase. This redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to that of Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) and the Russell 2000® Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. The Russell 2000® Index is an unmanaged index measuring the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on market capitalization, which represents approximately 98% of the investable U.S. equity market.

Mutual fund investing involves risk, including possible loss of principal. The fund is non-diversified, which means that a portion of the Fund’s assets may be invested in one or fewer companies or sectors. The Fund could fluctuate in value more than a diversified fund.

8

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Expense Disclosure

April 30, 2018

(Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2017, through April 30, 2018 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, and redemption fees. Therefore, each hypothetical line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Expense Disclosure (Concluded)

April 30, 2018

(Unaudited)

	Private Capital Management Value Fund
	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period*
Class A
Actual	$1,000.00	$1,000.30	$6.70
Hypothetical (5% return before expenses)	1,000.00	1,018.10	6.76
Class I
Actual	$1,000.00	$1,001.40	$5.46
Hypothetical (5% return before expenses)	1,000.00	1,019.34	5.51

*

Expenses are equal to an annualized expenses ratio for the six-month period ended April 30, 2018 of 1.35% and 1.10% for Class A and Class I shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in each table are based on the actual six-month total return for the Fund of 0.03% and 0.14% for Class A and Class I shares, respectively.

10

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio Holdings Summary Table

April 30, 2018

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Financials	31.6%	$19,696,305
Consumer Discretionary	21.1	13,138,386
Information Technology	11.6	7,253,491
Industrials	10.0	6,225,854
Health Care	9.9	6,204,110
Materials	7.5	4,697,545
Utilities	3.8	2,375,708
Consumer Staples	3.0	1,867,431
Other Assets in Excess of Liabilities	1.5	956,169

NET ASSETS	100.0%	$62,414,999

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

11

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio of Investments

April 30, 2018

	Number of Shares	Value

COMMON STOCKS — 98.5%
Consumer Discretionary — 21.1%
Carrols Restaurant Group, Inc.*	184,300	$1,898,290
Fiesta Restaurant Group, Inc.*	106,360	2,233,560
Gildan Activewear, Inc. (Canada)	61,850	1,801,690
Stoneridge, Inc.*	104,860	2,760,964
Vista Outdoor, Inc.*	32,325	541,444
Visteon Corp.*	31,360	3,902,438

		13,138,386

Consumer Staples — 3.0%
SpartanNash Co.	102,719	1,867,431

Financials — 31.6%
Charter Financial Corp.	55,141	1,282,580
First Northwest Bancorp*	47,175	758,102
HomeTrust Bancshares, Inc.*	52,594	1,372,703
INTL FCstone, Inc.*	61,986	2,778,213
KKR & Co. LP	196,620	4,117,223
Northrim Bancorp, Inc.	26,200	922,240
OceanFirst Financial Corp.	41,560	1,121,289
Old National Bancorp	42,560	732,032
Oppenheimer Holdings, Inc., Class A	52,434	1,407,853
Raymond James Financial, Inc.	18,600	1,669,350
State Bank Financial Corp.	49,600	1,562,896
Synovus Financial Corp.	24,024	1,255,734
Valley National Bancorp	57,059	716,090

		19,696,305

Health Care — 9.9%
Allergan PLC (Ireland)	18,887	2,901,988

	Number of Shares	Value

COMMON STOCKS — (Continued)
Health Care — (Continued)
Universal Health Services, Inc., Class B	15,825	$1,807,215
Zimmer Holdings, Inc.	12,980	1,494,907

		6,204,110

Industrials — 10.0%
Air Transport Services Group, Inc.*	110,900	2,244,616
Caesarstone Ltd. (Israel)	41,695	769,273
CBIZ, Inc.*	47,225	878,385
DIRTT Environmental Solutions (Canada)*	524,400	2,333,580

		6,225,854

Information Technology — 11.6%
Avid Technology, Inc.*	88,500	396,480
Everi Holdings, Inc.*	350,271	2,245,237
QuinStreet, Inc.*	295,112	3,317,059
VASCO Data Security International, Inc.*	83,530	1,294,715

		7,253,491

Materials — 7.5%
Celanese Corp., Class A	13,970	1,518,120
Pope Resources LP	10,600	739,350
Tronox Ltd., Class A (Australia)	142,030	2,440,075

		4,697,545

Utilities — 3.8%
National Fuel Gas Co.	46,265	2,375,708

TOTAL COMMON STOCKS (Cost $38,394,641)		61,458,830

The accompanying notes are an integral part of the financial statements.

12

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Portfolio of Investments (Concluded)

April 30, 2018

Value
TOTAL INVESTMENTS - 98.5% (Cost $38,394,641)	$61,458,830
OTHER ASSETS IN EXCESS OF LIABILITIES - 1.5%	956,169

NET ASSETS - 100.0%	$62,414,999

*	Non-income producing.

PLC Public Limited Company

The accompanying notes are an integral part of the financial statements.

13

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statement of Assets and Liabilities

April 30, 2018

Assets
Investments, at value (Cost $38,394,641)	$61,458,830
Cash	1,528,105
Receivable for capital shares sold	23,201
Dividends and interest receivable	8,557
Prepaid expenses and other assets	13,559

Total assets	63,032,252

Liabilities
Payable for capital shares redeemed	462,988
Payable for transfer agent fees	48,439
Payable to Investment Adviser	30,304
Payable for administration and accounting fees	27,246
Payable for audit fees	26,731
Payable for printing fees	10,601
Payable for legal fees	4,358
Payable for custodian fees	2,021
Payable for distribution fees	1,243
Accrued expenses	3,322

Total liabilities	617,253

Net Assets	$62,414,999

Net Assets consisted of:
Capital Stock, $0.01 par value	$35,978
Paid-in capital	36,622,206
Accumulated net investment loss	(55,134)
Accumulated net realized gain from investments	2,747,760
Net unrealized appreciation on investments	23,064,189

Net Assets	$62,414,999

Class A:
Net asset value and redemption price per share ($5,965,338 / 348,252 shares)	$17.13

Maximum offering price per share (100/95 of $17.13)	$18.03

Class I:
Net asset value, offering and redemption price per share ($56,449,661 / 3,249,498 shares)	$17.37

The accompanying notes are an integral part of the financial statements.

14

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statement of Operations

For the Year Ended April 30, 2018

Investment income
Dividends	$573,174
Less: foreign taxes withheld	(6,060)
Interest	62,723

Total investment income	629,837

Expenses
Advisory fees (Note 2)	667,034
Transfer agent fees (Note 2)	84,836
Administration and accounting fees (Note 2)	66,564
Registration and filing fees	44,454
Trustees’ and officers’ fees (Note 2)	42,566
Legal fees	28,057
Printing and shareholder reporting fees	26,963
Audit fees	26,631
Custodian fees (Note 2)	17,348
Distribution fees (Class A) (Note 2)	15,542
Other expenses	16,771

Total expenses before waivers and reimbursements	1,036,766

Less: waivers and reimbursements (Note 2)	(231,595)

Net expenses after waivers and reimbursements	805,171

Net investment loss	(175,334)

Net realized and unrealized gain from investments:
Net realized gain from investments	4,243,386
Net change in unrealized appreciation/(depreciation) on investments	218,110

Net realized and unrealized gain on investments	4,461,496

Net increase in net assets resulting from operations	$4,286,162

The accompanying notes are an integral part of the financial statements.

15

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
Increase in net assets from operations:
Net investment loss	$(175,334)	$(1,199,989)
Net realized gain from investments	4,243,386	1,773,224
Net change in unrealized appreciation/(depreciation) on investments	218,110	13,776,964

Net increase in net assets resulting from operations	4,286,162	14,350,199

Less dividends and distributions to shareholders from:
Net investment income:
Class A	—	(66,159)
Class I	—	(957,395)

Total net investment income	—	(1,023,554)

Net realized capital gains:
Class A	(82,421)	—
Class I	(877,445)	—

Total net realized capital gains	(959,866)	—

Net decrease in net assets from dividends and distributions to shareholders	(959,866)	(1,023,554)

Decrease in net assets derived from capital share transactions (Note 4)	(18,147,363)	(22,577,242)

Total decrease in net assets	(14,821,067)	(9,250,597)

Net assets
Beginning of year	77,236,066	86,486,663

End of year	$62,414,999	$77,236,066

Accumulated net investment income/(loss), end of year	$(55,134)	$30,852

The accompanying notes are an integral part of the financial statements.

16

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class A shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

			Class A
	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
Per Share Operating Performance
Net asset value, beginning of year	$16.44	$13.72	$17.07	$15.16	$13.60

Net investment income/(loss)(1)	(0.08)	(0.26)	0.16	(0.03)	(0.02)
Net realized and unrealized gain/(loss) on investments	1.00	3.15	(2.55)	2.88	2.45

Net increase/(decrease) in net assets resulting from operations	0.92	2.89	(2.39)	2.85	2.43

Dividends and distributions to shareholders from:
Net investment income	—	(0.17)	—	—	—
Net realized capital gains	(0.23)	—	(0.96)	(0.94)	(0.87)

Total dividends and distributions to shareholders	(0.23)	(0.17)	(0.96)	(0.94)	(0.87)

Redemption fees	—	— (2)	— (2)	—	— (2)

Net asset value, end of year	$17.13	$16.44	$13.72	$17.07	$15.16

Total investment return(3)	5.56%	21.18%	(14.00)%	19.11%	18.04%
Ratios/Supplemental Data
Net assets, end of year (in thousands)	$5,965	$6,063	$7,408	$8,042	$7,643
Ratio of expenses to average net assets	1.32%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	1.63%	1.59%	1.54%	1.69%	1.74%
Ratio of net investment income/(loss) to average net assets	(0.47)%	(1.78)%	1.06%	(0.20)%	(0.15)%
Portfolio turnover rate	16.73%	11.15%	14.20%	31.11%	19.69%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return does not reflect the impact of the maximum front-end sales load of 5.00%. If reflected, the return would be lower.

(4)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

17

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class I shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

			Class I
	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
Per Share Operating Performance
Net asset value, beginning of year	$16.63	$13.88	$17.21	$15.24	$13.64

Net investment income/(loss)(1)	(0.04)	(0.22)	0.20	0.01	0.02
Net realized and unrealized gain/(loss) on investments	1.01	3.19	(2.57)	2.90	2.45

Net increase/(decrease) in net assets resulting from operations	0.97	2.97	(2.37)	2.91	2.47

Dividends and distributions to shareholders from:
Net investment income	—	(0.22)	—	—	—
Net realized capital gains	(0.23)	—	(0.96)	(0.94)	(0.87)

Total dividends and distributions to shareholders	(0.23)	(0.22)	(0.96)	(0.94)	(0.87)

Redemption fees	—	— (2)	— (2)	—	— (2)

Net asset value, end of year	$17.37	$16.63	$13.88	$17.21	$15.24

Total investment return(3)	5.80%	21.50%	(13.76)%	19.41%	18.29%

Ratios/Supplemental Data
Net assets, end of year (in thousands)	$56,450	$71,173	$79,078	$63,069	$47,969
Ratio of expenses to average net assets	1.07%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets without waivers and expense reimbursements(4)	1.38%	1.34%	1.29%	1.45%	1.49%
Ratio of net investment income/(loss) to average net assets	(0.22)%	(1.53)%	1.30%	0.05%	0.10%
Portfolio turnover rate.	16.73%	11.15%	14.20%	31.11%	19.69%

(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(4)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 2).

The accompanying notes are an integral part of the financial statements.

18

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements

April 30, 2018

1. Organization and Significant Accounting Policies

The Private Capital Management Value Fund (the “Fund”) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on May 28, 2010. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares, Class A, Class C, Class I and Class R Shares. Class A Shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A 1.00% contingent deferred sales charge (“CDSC”) will be assessed when Class C shares are redeemed within 12 months after initial purchase; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker dealer was not paid a commission at the time of initial purchase. As of April 30, 2018, the Class C shares and the Class R shares have not yet commenced operations.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily as of the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Foreign securities are valued based on prices from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees (“Board of Trustees”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

19

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2018

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

● Level 1 —	quoted prices in active markets for identical securities;

● Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

● Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2018, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/18	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities*	$61,458,830	$61,458,830	$—	$—

* Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

20

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2018

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2018, there were no transfers between Levels 1, 2 and 3.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are generally allocated to each class based upon the relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Fund’s investment income, expenses (other than class-specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences may include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

21

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2018

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Currency Risk — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund’s holdings in foreign securities.

Purchased Options — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives. The Fund may purchase option contracts. This transaction is used to hedge against the values of equities. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. During the year ended April 30, 2018, the Fund had no purchased options.

Written Options — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives and may enter into written options to hedge the values of equities. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated

22

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2018

with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid. As of April 30, 2018, the Fund had no written options.

For the year ended April 30, 2018, the Fund’s quarterly average volume of derivatives is as follows:

Written Options (Proceeds)
$20,665

Recent Accounting Pronouncement — On August 1, 2017, the Fund implemented changes to amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption of the amendments had no effect on the Fund’s net assets or results of operations.

2. Transactions with Related Parties and Other Service Providers

Private Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.90% of the Fund’s average daily net assets. Effective August 31, 2017, the Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses excluding taxes, any class-specific fees and expenses (such as Rule 12b-1 distribution fees, shareholder service fees, or transfer agency fees), “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions do not exceed 1.10% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018, unless the Board of Trustees approves its earlier termination. Prior to August 31, 2017, the Fund’s Expense Limitation was 1.00%. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the

23

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2018

Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual Fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount.

As of April 30, 2018, the amount of potential recovery was as follows:

Expiration
4/30/2019	4/30/2020	4/30/2021	Total
$233,659	$265,948	$231,595	$731,202

For the year ended April 30, 2018, the Adviser earned fees of $667,034, and waived fees of $231,595.

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A Shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% on an annualized basis of the average daily net assets of the Fund’s Class A Shares.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2018 was $9,366. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.

24

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2018

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. Freeh Group International Solutions, LLC (“Freeh”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Freeh are compensated for their services provided to the Trust.

3. Investment in Securities

For the year ended April 30, 2018, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$10,799,286	$17,122,271

4. Capital Share Transactions

For the Years ended April 30, 2018 and 2017, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2018		For the Year Ended April 30, 2017
	Shares	Amount	Shares	Amount
Class A
Sales	22,762	$376,550	45,530	$673,658
Reinvestments	4,612	79,464	4,260	65,263
Redemption Fees*	—	—	—	269
Redemptions	(47,838)	(812,888)	(220,946)	(3,109,496)

Net decrease	(20,464)	$(356,874)	(171,156)	$(2,370,306)

Class I
Sales	220,732	$3,760,556	763,486	$11,209,300
Reinvestments	34,963	610,103	39,175	606,431
Redemption Fees*	—	—	—	25
Redemptions	(1,285,253)	(22,161,148)	(2,219,939)	(32,022,692)

Net decrease	(1,029,558)	$(17,790,489)	(1,417,278)	$(20,206,936)

Total Net Decrease	(1,050,022)	$(18,147,363)	(1,588,434)	$(22,577,242)

*

There is a 2.00% redemption fee that may be charged on shares redeemed within the first 30 days of their acquisition. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

25

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2018

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended April 30, 2018, these adjustments were to increase undistributed net investment income by $89,348 and decrease paid-in capital by $89,348. These permanent differences were primarily attributable to redesignation of dividends paid, non-deductible expenses from partnerships, and write-off of current year net operating loss. Net investment income, net realized losses and net assets were not affected by these adjustments.

For the year ended April 30, 2018, the tax character of distributions paid by the Fund was $959,866 of long-term capital gains dividends. For the year ended April 30, 2017, the tax character of distributions paid by the Fund was $24,463 of ordinary income and $999,091 of long-term capital gains dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2018, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Qualified Late-Year Losses
$—	$—	$3,403,671	$22,442,427	$(89,283)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes.

26

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Notes to Financial Statements (Concluded)

April 30, 2018

At April 30, 2018, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$39,016,403

Gross unrealized appreciation	$24,127,615
Gross unrealized depreciation	(1,685,188)

Net unrealized appreciation	$22,442,427

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2018, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until May 1, 2018. For the year ended April 30, 2018, the Fund had late-year ordinary loss deferrals of $89,283.

Accumulated capital losses represent net capital loss carry forwards as of April 30, 2018 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2018, the Fund had no capital losses.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no material subsequent events requiring recognition or disclosure in the financial statements.

27

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and Shareholders of the

Private Capital Management Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Private Capital Management Value Fund (one of the funds constituting FundVantage Trust, hereafter referred to as the “Fund”) as of April 30, 2018, the related statement of operations for the year ended April 30, 2018, the statements of changes in net assets for each of the two years in the period ended April 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2018 and the financial highlights for each of the five years in the period ended April 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 22, 2018

We have served as the auditor of one or more Private Capital Management, LLC investment companies since 2011.

28

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the year ended April 30, 2018, the Fund paid $959,866 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2018. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2019.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

29

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 568-1267 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 568-1267.

31

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 568-1267.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	40	Optimum Fund Trust (registered investment company with 6 portfolios).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	40	None.

32

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2016.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	40	Brinker Capital Destinations Trust (registered investment company with 10 portfolios).

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	40	Copeland Trust (registered investment company with 2 portfolios).

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	40	Lincoln Variable Insurance Products Trust (registered investment company with 92 portfolios).

33

PRIVATE CAPITAL MANAGEMENT VALUE FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax-U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2015.

President of Lebisky Compliance Consulting LLC since October 2015; Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

34

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

Private Capital Management, LLC

8889 Pelican Bay Boulevard

Suite 500

Naples, FL 34108

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

PRI-0418

PRIVATE CAPITAL

MANAGEMENT VALUE

FUND

of

FundVantage Trust

Class A

Class I

ANNUAL REPORT

April 30, 2018

This report is submitted for the general information of the shareholders of the Private Capital Management Value Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Private Capital Management Value Fund.

QUALITY DIVIDEND FUND

Annual Investment Adviser’s Report

April 30, 2018

(Unaudited)

Dear Shareholders,

During the fiscal year ended April 30, 2018, the Quality Dividend Fund (the “Fund”) Class A shares (without the sales charge) were up 3.64%, compared to 7.50% gain for the Russell 1000® Value Index (“Russell 1000”) and an increase of 13.27% for the Standard & Poor’s 500® Index (“S&P 500”). Since inception on September 30, 2013, the Fund’s Class A shares (without the sales charge) have risen at an annualized rate of 7.62% versus 10.20% for the Russell 1000 and 12.72% for the S&P 500. During the fiscal year, market performance was led by the Information Technology and Consumer Discretionary sectors, which gained 24.2% and 16.3% respectively. Due to its focus on higher yielding stocks, the Fund has less exposure to these sectors than the broader stock market. Within sectors that generally pay higher yields, Consumer Staples, Real Estate and Telecommunication Services all had declines over the period, and Utilities gained only 2.2%. The Fund has a much higher allocation to these sectors than the broader market. The weaker performance of stocks with higher yields can be attributed to concerns of a potential for rising interest rates. Bond commentaries always contain the disclaimer “prices decline when rates rise.” The same typically holds true for stocks with higher dividend yields, as a higher required yield in the market pressures price. We do not view this as an unfavorable development. As of April 30, 2018, the average yield of stocks in the Fund was 4.5%, up from 3.8% at year end. Additionally, dividend increases have accelerated during the year, with 19 of the 26 holdings raising dividends an average of 10.6% for calendar year 2018.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained by calling (888) 201-5799.

Changes

We removed 9 positions from the Fund and made 8 replacements over the last fiscal year. Stocks were removed for reasons including strong performance reducing current yield, concerns about the potential for future dividend reductions, and concerns regarding management commitment to future dividend growth. During the year purchases included International Business Machines (IBM), Bank of Montreal (BMO), Toronto-Dominion Bank (TD), ONEOK Inc. (OKE), Merck & Co., Inc. (MRK), Newell Brands Inc. (NWL), General Mills Inc. (GIS) and Williams Cos Inc. (WMB). Stocks that were removed during the fiscal year include Microsoft Corp. (MSFT), TEVA Pharmaceuticals Industries Ltd. (TEVA), Buckeye Partners L.P. (BPL), JPMorgan Chase & Co. (JPM), General Electric Co. (GE), Johnson & Johnson (JNJ), Dow Chemical Co. (DOW), which merged with DuPont (DD), Newell Brands Inc. (NWL) and Boeing Co. (BA).

Distributions

The Fund has had four distributions during the fiscal year. Class A shares distributed $0.104 per share on June 30, 2017, $0.077 per share on September 29, 2017, $0.084 per share on December 29, 2017 and $0.082 per share on March 29, 2018. Class C shares distributed $0.081 per share on June 30, 2017, $0.052 per share on September 29, 2017, $0.060 per share on December 29, 2017 and $0.058 per share on March 29, 2018. Institutional Class shares distributed $0.112 per share on June 30, 2017, $0.085 per share on September 29, 2017, $0.092 per share on December 29, 2017 and $0.089 per share on March 29, 2018.

1

QUALITY DIVIDEND FUND

Annual Investment Adviser’s Report (Concluded)

April 30, 2018

(Unaudited)

Outlook

We believe the Fund is well positioned to meet its objectives. The raw portfolio yield is 4.5% by our calculations. The earnings growth for the holdings is forecast at 8.6% over the next five years, solidly ahead for the dividend growth forecast of 6.6%. This indicates that the current payout ratio of 63% is likely to decline over the near-term or at any rate not rise. To date, 19 of the 26 holdings in the Fund have raised dividends for calendar year 2018. We believe the remaining holdings will follow suite before year-end. Additionally, the Price/Earnings ratio of the Fund is less than that of the S&P 500. In summary, the relative valuation, manageable dividend level and forecast earnings growth we feel position the Fund to meet its objectives of delivering current income and providing growth in income over time.

Sincerely,

Larry Baker, CFA

Portfolio Manager

Richard E. Cripps, CFA

Portfolio Manager

Michael S. Scherer

Portfolio Manager

Investments cannot be made directly in an Index. Unmanaged index returns assume reinvestment of any and all distributions and do not reflect fees, expenses, or sales charges.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended April 30, 2018 and reflects the views of the investment adviser at the time of this writing. Of course, these views may change and do not guarantee the future performance of the Fund or the markets.

The above commentary is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

2

QUALITY DIVIDEND FUND

Annual Report

Performance Data

April 30, 2018

(Unaudited)

Comparison of Change in Value of $10,000 Investment in Quality Dividend Fund

Class A shares vs. Russell 1000® Value Index and S&P 500® Index

Class A shares of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425. Performance of Class C shares will vary from Class A shares due to difference in class specific fees.

Comparison of Change in Value of $1,000,000 (investment minimum) Investment in Quality Dividend Fund

Institutional Class shares vs. Russell 1000® Value Index and S&P 500® Index

3

QUALITY DIVIDEND FUND

Annual Report

Performance Data (Continued)

April 30, 2018

(Unaudited)

Average Annual Total Returns for the Periods Ended April 30, 2018†
	1 Year	3 Years	Since Inception
Class A (with sales charge)	-2.29%	2.66%	6.24%
Class A (without sales charge)	3.64%	4.70%	7.62%
Russell 1000® Value Index††	7.50%	7.65%	10.20%*
S&P 500® Index	13.27%	10.56%	12.72%*

Class C (with CDSC charge)	1.84%	3.91%	6.85%
Class C (without CDSC charge)	2.84%	3.91%	6.85%
Russell 1000® Value Index††	7.50%	7.65%	10.02%**
S&P 500® Index	13.27%	10.56%	12.53%**

Institutional Class	3.89%	N/A	8.07%
Russell 1000® Value Index††	7.50%	N/A	11.90%***
S&P 500® Index	13.27%	N/A	16.46%***

†

The Quality Dividend Fund (“the Fund”) Class A shares commenced operations on September 30, 2013; Class C shares commenced operations on October 1, 2013; Institutional Class shares commenced operations on October 4, 2016.

††

The Quality Dividend Fund has changed its benchmark index from the S&P 500® Index to the Russell 1000® Value Index because the Russell 1000® Value Index more appropriately reflects the types of securities held in the Fund’s portfolio and provides better comparative performance information.

*	Benchmark performance is from the inception date of Class A shares of the Fund (September 30, 2013) only and is not the inception date of the benchmark itself.

**	Benchmark performance is from the inception date of Class C shares of the Fund (October 1, 2013) only and is not the inception date of the benchmark itself.

***	Benchmark performance is from the inception date of Institutional Class shares of the Fund (October 4, 2016) only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month end may be obtained by calling (888) 201-5799.

The returns of Class A shares reflect a deduction for the maximum front end sales charge of 5.75%. The returns shown for Class C shares reflect a maximum deferred sales charge of 1.00% that may apply to Class C shares when shares are redeemed within 12 months after initial purchase.

The Fund’s “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement”, as stated in the current prospectus dated September 1, 2017, are 1.37% and 1.24%, respectively, for Class A shares, 2.12% and 1.99%, respectively, for Class C shares and 1.12% and 0.99%, for Institutional Class shares of the Fund’s average daily net assets. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Choice Financial Partners, Inc., d/b/a EquityCompass Strategies (“EquityCompass” or the “Adviser”) has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, any class-specific fees and expenses, “Acquired Fund Fees and Expenses,”

4

QUALITY DIVIDEND FUND

Annual Report

Performance Data (Concluded)

April 30, 2018

(Unaudited)

interest, extraordinary items and brokerage commissions) do not exceed 0.99% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in effect until August 31, 2018, unless the Board of Trustees (“Board of Trustees”) of FundVantage Trust (the “Trust”) approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund operating expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. Total fees would be higher had such fees and expenses not been waived and/or reimbursed.

A 1.00% redemption fee applies to shares redeemed within 60 days of purchase. The redemption fee is not reflected in the returns shown above.

The Fund intends to evaluate performance as compared to those of the Russell 1000® Value Index and the S&P 500® Index. The Russell 1000® Value Index is an unmanaged index that measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index, which represents about 90% of the total market capitalization of all listed U.S. stocks. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

Mutual fund investing involves risk, including possible loss of principal. The Fund’s dividend income and distributions will fluctuate, and at times the Fund may underperform other funds that invest more broadly or that have different investment styles. Some of the assets in which the Fund may invest entail special risks. Foreign stocks may be affected by currency fluctuations, social and political instability, and lax regulatory and financial reporting standards. Master Limited Partnerships (“MLPs”) may fluctuate abruptly in value and be difficult to liquidate. Real Estate Investment Trusts (“REITs”) entail risks related to real estate, such as tenant defaults, declining occupancy rates, and falling property values due to deteriorating economic conditions. Listed REIT stocks may fluctuate erratically in market price while non-listed REITs may be illiquid.

5

QUALITY DIVIDEND FUND

Fund Expense Disclosure

April 30, 2018

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees, if any, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2017 through April 30, 2018 and held for the entire period.

Actual Expenses

The first line of each accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of each accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), if any, or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6

QUALITY DIVIDEND FUND

Fund Expense Disclosure (Concluded)

April 30, 2018

(Unaudited)

	Quality Dividend Fund

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period*
Class A
Actual	$1,000.00	$989.70	$6.12
Hypothetical (5% return before expenses)	1,000.00	1,018.65	6.21
Class C
Actual	$1,000.00	$986.00	$9.80
Hypothetical (5% return before expenses)	1,000.00	1,014.93	9.94
Institutional Class
Actual	$1,000.00	$991.00	$4.89
Hypothetical (5% return before expenses)	1,000.00	1,019.89	4.96

*

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2018 of 1.24%, 1.99% and 0.99% for Class A, Class C and Institutional Class shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six-month total returns for the Fund of (1.03)%, (1.40)% and (0.90)% for Class A, Class C and Institutional Class shares, respectively.

7

QUALITY DIVIDEND FUND

Portfolio Holdings Summary Table

April 30, 2018

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Oil, Gas & Consumable Fuels	16.0%	$11,317,188
Commercial Banks	11.4	8,063,731
Pharmaceuticals	8.2	5,755,329
Electric Utilities	8.1	5,685,945
Diversified Telecommunication Services	7.9	5,579,752
REITs	7.7	5,440,428
Household Products	6.9	4,865,292
Communications Equipment	4.3	3,047,772
Hotels, Restaurants & Leisure	4.1	2,877,456
IT Services	3.8	2,703,069
Beverages	3.8	2,673,230
Containers & Packaging	3.7	2,618,578
Biotechnology	3.7	2,581,457
Tobacco	3.2	2,243,274
Semiconductors & Semiconductor Equipment	3.1	2,163,538
Food Products	3.0	2,142,254
Exchange Traded Fund	0.3	238,469
Other Assets in Excess of Liabilities	0.8	538,602

NET ASSETS	100.0%	$70,535,364

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

8

QUALITY DIVIDEND FUND

Portfolio of Investments

April 30, 2018

	Number of Shares	Value

COMMON STOCKS — 98.9%
Beverages — 3.8%
Coca-Cola Co. (The)	61,866	$2,673,230

Biotechnology — 3.7%
AbbVie, Inc.	26,737	2,581,457

Commercial Banks — 11.4%
Bank of Montreal (Canada)	36,257	2,752,994
Toronto-Dominion Bank (The) (Canada)	48,217	2,707,385
Wells Fargo & Co.	50,103	2,603,352

		8,063,731

Communications Equipment — 4.3%
Cisco Systems, Inc.	68,814	3,047,772

Containers & Packaging — 3.7%
International Paper Co.	50,787	2,618,578

Diversified Telecommunication Services — 7.9%
AT&T, Inc.	80,795	2,641,996
Verizon Communications, Inc.	59,529	2,937,756

		5,579,752

Electric Utilities — 8.1%
Duke Energy Corp.	35,480	2,844,077
Southern Co. (The)	61,619	2,841,868

		5,685,945

Food Products — 3.0%
General Mills, Inc.	48,977	2,142,254

Hotels, Restaurants & Leisure — 4.1%
McDonald’s Corp.	17,185	2,877,456

Household Products — 6.9%
Kimberly-Clark Corp.	24,287	2,514,676

	Number of Shares	Value

COMMON STOCKS — (Continued)
Household Products — (Continued)
Procter & Gamble Co. (The)	32,494	$2,350,616

		4,865,292

IT Services — 3.8%
International Business Machines Corp.	18,647	2,703,069

Oil, Gas & Consumable Fuels — 16.0%
Enbridge, Inc. (Canada)	79,666	2,411,490
ONEOK, Inc.	52,239	3,145,833
Valero Energy Corp.	28,457	3,156,735
Williams Cos, Inc. (The)	101,171	2,603,130

		11,317,188

Pharmaceuticals — 8.2%
Merck & Co., Inc.	50,541	2,975,349
Pfizer, Inc.	75,935	2,779,980

		5,755,329

REITs — 7.7%
Digital Realty Trust, Inc.	25,838	2,730,818
Omega Healthcare Investors, Inc.	104,296	2,709,610

		5,440,428

Semiconductors & Semiconductor Equipment — 3.1%
QUALCOMM, Inc.	42,414	2,163,538

Tobacco — 3.2%
Philip Morris International, Inc.	27,357	2,243,274

TOTAL COMMON STOCKS (Cost $65,047,965)		69,758,293

The accompanying notes are an integral part of the financial statements.

9

QUALITY DIVIDEND FUND

Portfolio of Investments (Concluded)

April 30, 2018

	Number of Shares	Value

EXCHANGE TRADED FUND — 0.3%
SPDR S&P Dividend ETF	2,624	$238,469

TOTAL EXCHANGE TRADED FUND (Cost $214,480)		238,469

TOTAL INVESTMENTS - 99.2% (Cost $65,262,445)		69,996,762

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.8%		538,602

NET ASSETS - 100.0%		$70,535,364

REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depository Receipt

The accompanying notes are an integral part of the financial statements.

10

QUALITY DIVIDEND FUND

Statement of Assets and Liabilities

April 30, 2018

Assets
Investments, at value (Cost $65,262,445)	$69,996,762
Cash	458,455
Receivable for capital shares sold	29,625
Dividends receivable	281,458
Prepaid expenses and other assets	46,749

Total assets	70,813,049

Liabilities
Payable for capital shares redeemed	113,433
Payable for transfer agent fees	39,463
Payable to Investment Adviser	29,335
Payable for audit fees	28,270
Payable for administration and accounting fees	26,494
Payable for distribution fees	22,475
Payable for shareholder servicing fees	4,879
Payable for custodian fees	3,944
Payable for printing fees	2,967
Accrued expenses	6,425

Total liabilities	277,685

Net Assets	$70,535,364

Net Assets consisted of:
Capital stock, $0.01 par value	$57,298
Paid-in capital	62,786,753
Accumulated net investment income	156,658
Accumulated net realized gain from investments	2,800,338
Net unrealized appreciation on investments	4,734,317

Net Assets	$70,535,364

Class A:
Net asset value and redemption price per share ($37,799,707 / 3,074,624 shares)	$12.29

Maximum offering price per share (100/94.25 of $12.29)	$13.04

Class C:
Net asset value, offering and redemption price per share ($23,728,341 / 1,922,912 shares)	$12.34

Institutional Class:
Net asset value, offering and redemption price per share ($9,007,316 / 732,281 shares)	$12.30

The accompanying notes are an integral part of the financial statements.

11

QUALITY DIVIDEND FUND

Statement of Operations

For the Year Ended April 30, 2018

Investment income
Dividends	$2,657,258
Less: foreign taxes withheld	(37,044)

Total investment income	2,620,214

Expenses
Advisory fees (Note 2)	441,783
Distribution fees (Class C) (Note 2)	189,183
Distribution fees (Class A) (Note 2)	97,657
Transfer agent fees (Note 2)	72,705
Administration and accounting fees (Note 2)	66,136
Shareholder servicing fees (Class C)	63,061
Registration and filing fees	47,206
Trustees’ and officers’ fees (Note 2)	40,867
Audit fees	30,350
Legal fees	28,392
Printing and shareholder reporting fees	24,533
Custodian fees (Note 2)	19,870
Other expenses	12,463

Total expenses before waivers and reimbursements	1,134,206

Less: waivers and reimbursements (Note 2)	(55,487)

Net expenses after waivers and reimbursements	1,078,719

Net investment income	1,541,495

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	6,512,251
Net change in unrealized appreciation/(depreciation) on investments	(5,592,002)

Net realized and unrealized gain on investments	920,249

Net increase in net assets resulting from operations	$2,461,744

The accompanying notes are an integral part of the financial statements.

12

QUALITY DIVIDEND FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
Increase/(decrease) in net assets from operations:
Net investment income	$1,541,495	$1,346,397
Net realized gain from investments	6,512,251	2,178,275
Net change in unrealized appreciation/(depreciation) on investments	(5,592,002)	4,141,133

Net increase in net assets resulting from operations	2,461,744	7,665,805

Less dividends and distributions to shareholders from:
Net investment income:
Class A	(1,072,698)	(774,146)
Class C	(499,466)	(312,026)
Institutional Class	(278,161)	(70,873)

Total net investment income	(1,850,325)	(1,157,045)

Net decrease in net assets from dividends and distributions to shareholders	(1,850,325)	(1,157,045)

Increase/(decrease) in net assets derived from capital share transactions (Note 4)	(1,785,789)	6,377,427

Total increase/(decrease) in net assets	(1,174,370)	12,886,187

Net assets
Beginning of year	71,709,734	58,823,547

End of year	$70,535,364	$71,709,734

Accumulated net investment income, end of year	$156,658	$358,204

The accompanying notes are an integral part of the financial statements.

13

QUALITY DIVIDEND FUND

Financial Highlights

Contained below is per share operating performance data for each Class A share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A
	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Period September 30, 2013* to April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$12.19	$11.03	$11.66	$11.02	$10.00

Net investment income(1)	0.29	0.27	0.26	0.27	0.16
Net realized and unrealized gain/(loss) on investments	0.16	1.13	(0.49)	0.79	0.96

Net increase/(decrease) in net assets resulting from operations	0.45	1.40	(0.23)	1.06	1.12

Dividends and distributions to shareholders from:
Net investment income	(0.35)	(0.24)	(0.26)	(0.28)	(0.10)
Net realized capital gains	—	—	(0.14)	(0.14)	—

Total dividends and distributions to shareholders	(0.35)	(0.24)	(0.40)	(0.42)	(0.10)

Redemption fees	— (2)	— (2)	— (2)	— (2)	—	(2)

Net asset value, end of period	$12.29	$12.19	$11.03	$11.66	$11.02

Total investment return(3)	3.64%	12.82%	(1.84)%	9.65%	11.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,800	$36,731	$35,607	$35,629	$20,745
Ratio of expenses to average net assets	1.24%	1.24%	1.24%	1.24%	1.24	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.32%	1.35%	1.37%	1.62%	2.97	%(4)
Ratio of net investment income to average net assets	2.32%	2.35%	2.40%	2.33%	2.65	%(4)
Portfolio turnover rate	51.32%	43.59%	62.74%	67.56%	10.71	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

14

QUALITY DIVIDEND FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for each Class C share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C
	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Period October 1, 2013* to April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$12.24	$11.06	$11.73	$11.02	$10.00

Net investment income(1)	0.20	0.18	0.18	0.18	0.12
Net realized and unrealized gain/(loss) on investments	0.15	1.15	(0.51)	0.80	0.96

Net increase/(decrease) in net assets resulting from operations	0.35	1.33	(0.33)	0.98	1.08

Dividends and distributions to shareholders from:
Net investment income	(0.25)	(0.15)	(0.20)	(0.13)	(0.06)
Net realized capital gains	—	—	(0.14)	(0.14)	—

Total dividends and distributions to shareholders	(0.25)	(0.15)	(0.34)	(0.27)	(0.06)

Redemption fees	— (2)	— (2)	— (2)	— (2)	—	(2)

Net asset value, end of period	$12.34	$12.24	$11.06	$11.73	$11.02

Total investment return(3)	2.84%	12.07%	(2.65)%	8.91%	10.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,728	$26,247	$23,217	$20,820	$8,089
Ratio of expenses to average net assets	1.99%	1.99%	1.99%	1.99%	1.99	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	2.06%	2.10%	2.12%	2.35%	3.72	%(4)
Ratio of net investment income to average net assets	1.57%	1.58%	1.65%	1.58%	1.46	%(4)
Portfolio turnover rate	51.32%	43.59%	62.74%	67.56%	10.71	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Not annualized.

The accompanying notes are an integral part of the financial statements.

15

QUALITY DIVIDEND FUND

Financial Highlights (Concluded)

Contained below is per share operating performance data for each Institutional Class share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Institutional Class
	For the Year Ended April 30, 2018	For the Period October 4, 2016* to April 30, 2017
Per Share Operating Performance
Net asset value, beginning of period	$12.20	$11.33

Net investment income(1)	0.32	0.16
Net realized and unrealized gain on investments	0.16	0.83

Net increase in net assets resulting from operations	0.48	0.99

Dividends and distributions to shareholders from:
Net investment income	(0.38)	(0.12)

Total dividends and distributions to shareholders	(0.38)	(0.12)

Redemption fees	— (2)	—	(2)

Net asset value, end of period	$12.30	$12.20

Total investment return(3)	3.89%	8.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,007	$8,731
Ratio of expenses to average net assets	0.99%	0.99	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements(5)	1.07%	1.12	%(4)
Ratio of net investment income to average net assets	2.57%	2.29	%(4)
Portfolio turnover rate	51.32%	43.59	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized.

(4)	Annualized.
(5)	During the period, certain fees were waived and/or reimbursed. If such fee waivers and/or reimbursements had not occurred, the ratios would have been as indicated (See Note 2).
(6)	Reflects portfolio turnover of the Fund for the year ended April 30, 2017.

The accompanying notes are an integral part of the financial statements.

16

QUALITY DIVIDEND FUND

Notes to Financial Statements

April 30, 2018

1. Organization and Significant Accounting Policies

The Quality Dividend Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), which commenced investment operations on September 30, 2013. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers separate classes of shares; Class A, Class C and Institutional Class shares. Class A shares are subject to a front end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”), as a percentage of the lower of the original purchase price or net asset value at redemption, of 1.00% may be imposed on full or partial redemptions of Class A shares made within twelve months of purchase where: (i) $1 million or more of Class A shares was purchased without an initial sales charge, and (ii) the selling broker-dealer received a commission for such sale. A CDSC of 1% may apply to Class C shares when shares are redeemed within 12 months after initial purchase where the selling broker-dealer received a commission for such sale.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees (“Board of Trustees”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

17

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2018

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 —	quoted prices in active markets for identical securities;

•	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2018, in valuing the Fund’s investments carried at fair value:

	Total Value at 04/30/18	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$69,758,293	$69,758,293	$—	$—
Exchange Traded Fund	238,469	238,469	—	—

Total Investments	$69,996,762	$69,996,762	$—	$—

*	Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

18

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2018

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2018, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Fund’s investment income, expenses (other than class-specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

MLP Common Units — Master Limited Partnership (“MLP”) common units represent limited partnership interests in the MLP. Common units are generally listed and traded on the U.S. securities exchanges or OTC with their value fluctuating predominantly based on the success of the MLP. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common unit holders have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to remaining assets of the MLP.

19

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2018

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences may include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Recent Accounting Pronouncement — On August 1, 2017, the Fund implemented changes due to amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption of the amendments had no effect on the Fund’s net assets or results of operations.
2. Transactions with Related Parties and Other Service Providers

Choice Financial Partners, Inc., doing business as EquityCompass Strategies (“EquityCompass” or the “Adviser”), serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust. For its services, the Adviser is paid a monthly fee at the annual rate of 0.60% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, any class-specific fees and expenses, “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions) do not exceed 0.99% of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in effect until August 31, 2018 unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the date on which the Adviser reduced its compensation and/or

20

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2018

assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. As of April 30, 2018, the amount of potential recovery was as follows:

Expiration
April 30, 2019	April 30, 2020	April 30, 2021	Total
$72,020	$74,701	$55,487	$202,208

For the year ended April 30, 2018, the Adviser earned advisory fees of $441,783 and waived fees of $55,487.

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund pursuant to an underwriting agreement between the Trust and the Underwriter.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% Rule 12b-1 distribution fee and 0.25% shareholder service fee), respectively, on an annualized basis of the average daily net assets of the Fund’s Class A and Class C shares.

21

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2018

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2018 was $7,853. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. Freeh Group International Solutions, LLC (“Freeh”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Freeh are compensated for their services provided to the Trust.

3. Investment in Securities

For the year ended April 30, 2018, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$37,394,805	$38,616,292

4. Capital Share Transactions

For the years ended April 30, 2018 and 2017, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2018		For the Year Ended April 30, 2017
	Shares	Amount	Shares	Amount
Class A
Sales	369,523	$4,646,590	769,608	$8,921,476
Reinvestments	61,288	768,765	47,963	555,415
Redemption Fees*	—	1,702	—	636
Redemptions	(368,305)	(4,639,106)	(1,034,323)	(11,877,878)

Net increase/(decrease)	62,506	$777,951	(216,752)	$(2,400,351)

Class C
Sales	165,228	$2,118,604	452,997	$5,283,198
Reinvestments	32,390	407,367	21,581	250,228
Redemption Fees*	—	1,135	—	451
Redemptions	(419,551)	(5,278,202)	(428,881)	(4,991,200)

Net increase/(decrease)	(221,933)	$(2,751,096)	45,697	$542,677

22

QUALITY DIVIDEND FUND

Notes to Financial Statements (Continued)

April 30, 2018

	For the Year Ended April 30, 2018		For the Year Ended April 30, 2017
	Shares	Amount	Shares	Amount
Institutional Class**
Sales	189,459	$2,384,930	758,552	$8,748,719
Reinvestments	17,576	220,540	4,931	58,781
Redemption Fees*	—	405	—	108
Redemptions	(190,430)	(2,418,519)	(47,807)	(572,507)

Net increase	16,605	$187,356	715,676	$8,235,101

Total Net Increase/(Decrease)	(142,822)	$(1,785,789)	544,621	$6,377,427

*

There is a 1.00% redemption fee that may be charged on shares redeemed which have been held for 60 days or less. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

**	Institutional Class commenced operations on October 4, 2016.

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as tax benefit or expense in the current year. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended April 30, 2018, these adjustments were to increase accumulated net investment income by $107,284, decrease accumulated net realized gain by $119,994 and to increase paid-in capital by $12,710. These adjustments are primarily attributable to disallowed expenses and disposition of partnership. Net investment income, net realized gains and net assets were not affected by these adjustments.

23

QUALITY DIVIDEND FUND

Notes to Financial Statements (Concluded)

April 30, 2018

For the year ended April 30, 2018, the tax character of distributions paid by the Fund was $1,850,325 of ordinary income dividends. For the year ended April 30, 2017, the tax character of distributions paid by the Fund was $1,157,045 of ordinary income dividends.

As of April 30, 2018, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Qualified Late-Year Losses	Other Book/Tax Differences
$—	$163,993	$2,892,284	$4,642,371	$—	$(7,335)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

As of April 30, 2018, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$65,354,391

Gross unrealized appreciation	$8,271,335
Gross unrealized depreciation	(3,628,964)

Net unrealized appreciation	$4,642,371

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2018, the Fund had no short-term capital loss deferrals, no long-term capital loss deferrals or ordinary loss deferrals.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2018 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2018, the Fund did not have any capital loss carryforwards.

During the year ended April 30, 2018, the Fund utilized $3,521,111 of prior year capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no material subsequent events requiring recognition or disclosure in the financial statements.

24

QUALITY DIVIDEND FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of FundVantage Trust and

Shareholders of the Quality Dividend Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Quality Dividend Fund (the “Fund”) (one of the series constituting FundVantage Trust (the “Trust”)), including the portfolio of investments, as of April 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from September 30, 2013 (commencement of operations) to April 30, 2014 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting FundVantage Trust) at April 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from September 30, 2013 (commencement of operations) to April 30, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (”PCAOB“) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more EquityCompass Strategies investment companies since 2014.

Philadelphia, Pennsylvania

June 25, 2018

25

QUALITY DIVIDEND FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2018, the Fund paid $1,850,325 of ordinary income dividends to its shareholders. Dividends from short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 100.00% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 100.00%.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.01%.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2018. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2019.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

26

QUALITY DIVIDEND FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 201-5799 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

QUALITY DIVIDEND FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 201-5799.

28

QUALITY DIVIDEND FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request by calling (888) 201-5799.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	40	Optimum Fund Trust (registered investment company with 6 portfolios).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	40	None.

29

QUALITY DIVIDEND FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2016.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	40	Brinker Capital Destinations Trust (registered investment company with 10 portfolios).
STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	40	Copeland Trust (registered investment company with 2 portfolios).
NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	40	Lincoln Variable Insurance Products Trust (registered investment company with 92 portfolios).

30

QUALITY DIVIDEND FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS
JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.
T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.
VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.
DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2015.

President of Lebisky Compliance Consulting LLC since October 2015; Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

31

Investment Adviser

Choice Financial Partners, Inc.

d/b/a EquityCompass Strategies

501 North Broadway

St. Louis, MO 63102

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103-7096

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

18th and Arch Streets

Philadelphia, PA 19103

QUALITY DIVIDEND

FUND

of

FundVantage Trust

Class A (QDVAX)

Class C (QDVCX)

Institutional Class (QDVIX)

ANNUAL REPORT

April 30, 2018

This report is submitted for the general information of the shareholders of the Quality Dividend Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Quality Dividend Fund.

QUA-0418

SKYBRIDGE DIVIDEND VALUE FUND

Annual Investment Adviser’s Report

April 30, 2018

(Unaudited)

Dear Fellow Shareholder,

We are excited to be in our fifth year of fund operations.

For the year ended April 30, 2018, the S&P 500 Index and Russell 1000 Value were up 13.27% and 7.50%, respectively. During the same time period, our SkyBridge Dividend Value Fund’s Class I shares (Institutional Shares, SKYIX) were up 6.72%; Class A Shares (SKYAX) were up 6.54% (without sales charge); and Class C Shares (SKYCX) were up 5.54%, in each case net of any relevant fees and expenses. Overweighting the telecommunications sector hurt relative performance, as did the lack of exposure to financial companies pursuant to the Fund’s investment mandate.

The top three performing companies over the time period were Boeing Company, Caterpillar Inc., and Kohl’s Corporation. The bottom three performing companies were General Electric Company, Mattel, Inc., and Tupperware Brands Corporation. Stock selection in the consumer discretionary sector hurt relative performance.

The Fund invests primarily in dividend yielding equity securities for which there is no guarantee that a company will increase or continue to pay dividends over time. The Fund is subject to overall market risks which will cause its value to fluctuate over time as well as SkyBridge Capital II, LLC, the Adviser’s, ability to select securities to meet its objective.

Our rules-based process allows us to take a long view, and we implement our strategy to attempt to outperform the S&P 500 Index over longer periods of time (net of fees and expenses). The repeatable investment process seeks to identify profitable, attractively valued securities with appealing dividends and favors long term gains.

We believe the current low interest rate environment generally favors equities over bonds, especially considering the tax advantages of equity dividends over bond income. As always, we thank you for your support.

Sincerely,

Brendan Voege

Portfolio Manager

Current and future portfolio holdings are subject to change and risk.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 919-6885. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

1

SKYBRIDGE DIVIDEND VALUE FUND

Annual Report

Performance Data

April 30, 2018

(Unaudited)

Comparison of Change in Value of $10,000 Investment in SkyBridge Dividend Value Fund’s

Class A Shares vs. S&P 500® Index

Class A Shares of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425. Performance of Class C Shares will vary from Class A Shares due to differences in class specific fees.

Comparison of Change in Value of $50,000 (investment minimum) Investment in SkyBridge Dividend Value Fund’s

Class I Shares vs. S&P 500® Index

2

SKYBRIDGE DIVIDEND VALUE FUND

Annual Report

Performance Data (Continued)

April 30, 2018

(Unaudited)

Average Annual Total Returns for Periods Ended April 30, 2018
	1 Year	3 Year	Since Inception
Class A Shares (with sales charge)*	0.38%	3.48%	5.17%
Class A Shares (without sales charge)*	6.54%	5.55%	6.79%
S&P 500® Index	13.27%	10.56%	10.64%	(a)

Class C Shares*	5.54%	4.70%	7.97%
S&P 500® Index	13.27%	10.56%	12.35%	(a)

Class I Shares*	6.72%	5.79%	7.92%
S&P 500® Index	13.27%	10.56%	11.57%	(a)

*	Class A Shares, Class C Shares and Class I Shares of the SkyBridge Dividend Value Fund (the “Fund”) commenced operations on June 13, 2014, October 17, 2014 and April 7, 2014, respectively.

(a)	Benchmark performance is from inception date of the Class only and is not the inception date of the benchmark itself.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graphs and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained by calling (888) 919-6885.

The returns shown for Class A Shares reflect a deduction for the maximum front-end sales charge of 5.75%. As stated in the current prospectus dated September 1, 2017, the Fund’s “Total Annual Fund Operating Expenses” are 1.19%, 1.94% and 0.94%, and the Fund’s “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” are 1.25%, 2.00% and 1.00% for Class A Shares, Class C Shares and Class I Shares, respectively, of the Fund’s average daily net assets. These ratios may differ from the actual expenses incurred by the Fund for the period covered by this report. SkyBridge Capital II, LLC (“SkyBridge” or the “Adviser”) has contractually agreed to reduce its management fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions) do not exceed (on an annual basis) 1.25% with respect to Class A shares, 2.00% with respect to Class C shares and 1.00% with respect to Class I shares of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018, unless the Board of Trustees of FundVantage Trust (the “Trust”) approves its earlier termination. Total returns would be lower had such fees and/or expenses not been waived and/or reimbursed. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount.

Mutual fund investing involves risk including the possible loss of principal. The Fund’s long term “buy and hold” strategy under certain market conditions may cause it to be more susceptible to general market declines. The Fund seeks to invest in securities with dividend yield potential with both growth and value characteristics. Value investing involves the risk that companies believed to be undervalued may not appreciate as anticipated. There are no guarantees a company will continue to pay or increase its dividend. The Fund may invest in small to mid-capitalization companies which may be more volatile and less liquid than stocks of larger companies.

3

SKYBRIDGE DIVIDEND VALUE FUND

Annual Report

Performance Data (Concluded)

April 30, 2018

(Unaudited)

The Fund intends to evaluate performance as compared to that of the Standard & Poor’s 500 (“S&P 500®”) Index. The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is not possible to invest in an index.

4

SKYBRIDGE DIVIDEND VALUE FUND

Fund Expense Disclosure

April 30, 2018

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments (if any) or redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (Rule 12b-1) fees (if any) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from November 1, 2017 through April 30, 2018 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments (if any) or redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

5

SKYBRIDGE DIVIDEND VALUE FUND

Fund Expense Disclosure (Concluded)

April 30, 2018

(Unaudited)

	SkyBridge Dividend Value Fund

	Beginning Account Value November 1, 2017	Ending Account Value April 30, 2018	Expenses Paid During Period*
Class A
Actual	$1,000.00	$1,071.60	$ 6.42
Hypothetical (5% return before expenses)	1,000.00	1,018.60	6.26
Class C
Actual	$1,000.00	$1,066.90	$10.25
Hypothetical (5% return before expenses)	1,000.00	1,014.88	9.99
Class I
Actual	$1,000.00	$1,072.00	$ 5.14
Hypothetical (5% return before expenses)	1,000.00	1,019.84	5.01

*

Expenses are equal to an annualized expense ratio for the six-month period ended April 30, 2018 of 1.25%, 2.00% and 1.00% for Class A, Class C and Class I shares, respectively, for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (181), then divided by 365 to reflect the period. The Fund’s ending account values on the first line in the table are based on the actual six-month total returns for the Fund of 7.16%, 6.69% and 7.20% for Class A, Class C and Class I shares, respectively.

6

SKYBRIDGE DIVIDEND VALUE FUND

Portfolio Holdings Summary Table

April 30, 2018

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
COMMON STOCKS:
Consumer Discretionary	30.5%	$58,510,839
Consumer Staples	28.7	55,071,411
Industrials	10.0	19,090,906
Information Technology	9.9	19,077,586
Energy	6.9	13,170,969
Health Care	6.8	13,037,544
Telecommunication Services	3.5	6,628,396
Materials	3.4	6,573,446
Other Assets in Excess of Liabilities	0.3	576,234

NET ASSETS	100.0%	$191,737,331

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

7

SKYBRIDGE DIVIDEND VALUE FUND

Portfolio of Investments

April 30, 2018

	Number of Shares	Value

COMMON STOCKS — 99.7%
Consumer Discretionary — 30.5%
Bed Bath & Beyond, Inc.	371,609	$6,488,293
GameStop Corp., Class A	470,633	6,424,140
Gap, Inc. (The)	215,499	6,301,191
Interpublic Group Of Cos, Inc. (The)	272,171	6,420,514
L Brands, Inc.	178,606	6,235,135
Macy’s, Inc.	226,146	7,026,356
Signet Jewelers Ltd. (Bermuda)	164,004	6,376,476
Tupperware Brands Corp.	153,108	6,822,492
Williams-Sonoma, Inc.	134,231	6,416,242

		58,510,839

Consumer Staples — 28.7%
Campbell Soup Co.	151,820	6,191,220
Coca-Cola Co. (The)	145,467	6,285,629
CVS Health Corp.	98,328	6,866,244
General Mills, Inc.	143,666	6,283,951
Kellogg Co.	101,825	5,997,492
Kimberly-Clark Corp.	60,850	6,300,409
Kraft Heinz Co. (The)	106,218	5,988,571
Philip Morris International, Inc.	63,132	5,176,824
Procter & Gamble Co. (The)	82,680	5,981,071

		55,071,411

Energy — 6.9%
Chevron Corp.	53,848	6,736,923
Exxon Mobil Corp.	82,753	6,434,046

		13,170,969

Health Care — 6.8%
Merck & Co., Inc.	110,818	6,523,856

	Number of Shares	Value

COMMON STOCKS — (Continued)
Health Care — (Continued)
Pfizer, Inc.	177,921	$6,513,688

		13,037,544

Industrials — 10.0%
General Electric Co.	487,580	6,860,251
Nielsen Holdings PLC (Great Britan)	193,149	6,074,536
Pitney Bowes, Inc.	602,360	6,156,119

		19,090,906

Information Technology — 9.9%
CA, Inc.	185,698	6,462,290
Cisco Systems, Inc.	150,102	6,648,018
International Business Machines Corp.	41,165	5,967,278

		19,077,586

Materials — 3.4%
Lyondellbasell Industries NV., Class A (Netherlands)	62,172	6,573,446

Telecommunication Services — 3.5%
Verizon Communications, Inc.	134,314	6,628,396

TOTAL COMMON STOCKS (Cost $199,232,029)		191,161,097

TOTAL INVESTMENTS - 99.7% (Cost $199,232,029)		191,161,097
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%		576,234

NET ASSETS - 100.0%		$191,737,331

The accompanying notes are an integral part of the financial statements.

8

SKYBRIDGE DIVIDEND VALUE FUND

Statement of Assets and Liabilities

April 30, 2018

Assets
Investments, at value (Cost $199,232,029)	$191,161,097
Receivable for investments sold	1,308,579
Receivable for capital shares sold	92,206
Dividends receivable	443,046
Prepaid expenses and other assets	36,996

Total assets	193,041,924

Liabilities
Payable for capital shares redeemed	385,701
Due to Custodian	564,667
Payable for transfer agent fees	118,530
Payable to Investment Adviser	84,253
Payable for administration and accounting fees	52,883
Payable for distribution fees	27,629
Payable for custodian fees	11,249
Accrued expenses	59,681

Total liabilities	1,304,593

Net Assets	$191,737,331

Net Assets consisted of:
Capital stock, $0.01 par value	$172,882
Paid-in capital	174,651,676
Accumulated net investment income	58,384
Accumulated net realized gain from investments	24,925,321
Net unrealized depreciation on investments	(8,070,932)

Net Assets	$191,737,331

Class A Shares:
Net asset value, redemption price per share ($25,384,419 / 2,283,631 shares)	$11.12

Maximum offering price per share (100/94.25 of $11.12)	$11.80

Class C Shares:
Net asset value, offering and redemption price per share ($35,621,379 / 3,234,523 shares)	$11.01

Class I Shares:
Net asset value, offering and redemption price per share ($130,731,533 / 11,770,046 shares)	$11.11

The accompanying notes are an integral part of the financial statements.

9

SKYBRIDGE DIVIDEND VALUE FUND

Statement of Operations

For the Year Ended April 30, 2018

Investment income
Dividends	$12,669,104

Total investment income	12,669,104

Expenses
Advisory fees (Note 2)	2,408,010
Distribution fees (Class C shares) (Note 2)	327,284
Transfer agent fees (Note 2)	252,400
Distribution fees (Class A shares) (Note 2)	221,489
Administration and accounting fees (Note 2)	183,788
Shareholder servicing fees (Class C shares) (Note 2)	109,095
Registration and filing fees	96,300
Trustees’ and officers’ fees (Note 2)	80,636
Printing and shareholder reporting fees	44,097
Legal fees	42,479
Custodian fees (Note 2)	36,201
Audit fees	25,689
Other expenses	27,651

Total expenses before recoupment	3,855,119

Plus: Net expenses recouped (Note 2)	13,426

Net expenses after recoupment	3,868,545

Net investment income	8,800,559

Net realized and unrealized gain/(loss) from investments:
Net realized gain from investments	27,560,817
Net change in unrealized appreciation/(depreciation) on investments	(12,640,730)

Net realized and unrealized gain on investments	14,920,087

Net increase in net assets resulting from operations	$23,720,646

The accompanying notes are an integral part of the financial statements.

10

SKYBRIDGE DIVIDEND VALUE FUND

Statements of Changes in Net Assets

	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017
Increase in net assets from operations:
Net investment income	$8,800,559	$11,804,818
Net realized gain from investments	27,560,817	15,003,234
Net change in unrealized depreciation on investments	(12,640,730)	(826,659)

Net increase in net assets resulting from operations	23,720,646	25,981,393

Less dividends and distributions to shareholders from:
Net investment income:
Class A	(2,168,611)	(3,212,939)
Class C	(1,107,764)	(1,066,516)
Class I	(6,138,454)	(7,045,406)

Total net investment income	(9,414,829)	(11,324,861)

Net realized capital gains:
Class A	(3,927,291)	(4,270,004)
Class C	(1,624,108)	(1,925,551)
Class I	(6,833,196)	(9,003,741)

Total net realized capital gains	(12,384,595)	(15,199,296)

Net decrease in net assets from dividends and distributions to shareholders	(21,799,424)	(26,524,157)

Increase/(decrease) in net assets derived from capital share transactions (Note 4)	(252,325,014)	118,461,438

Total increase/(decrease) in net assets	(250,403,792)	117,918,674

Net assets
Beginning of year	442,141,123	324,222,449

End of year	$191,737,331	$442,141,123

Accumulated net investment income, end of year	$58,384	$673,599

The accompanying notes are an integral part of the financial statements.

11

SKYBRIDGE DIVIDEND VALUE FUND

Financial Highlights

Contained below is per share operating performance data for Class A shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class A Shares
	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Period June 13, 2014* to April 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$11.24	$11.31	$11.27	$10.47

Net investment income(1)	0.30	0.30	0.26	0.23
Net realized and unrealized gain on investments	0.42	0.30	0.24	0.78

Net increase in net assets resulting from operations	0.72	0.60	0.50	1.01

Dividends and distributions to shareholders from:
Net investment income	(0.36)	(0.29)	(0.24)	(0.19)
Net realized capital gains	(0.48)	(0.38)	(0.22)	(0.02)

Total dividends and distributions to shareholders	(0.84)	(0.67)	(0.46)	(0.21)

Net asset value, end of period	$11.12	$11.24	$11.31	$11.27

Total investment return(2)	6.54%	5.35%	4.76%	9.74%

Ratio/Supplemental Data
Net assets, end of period (in thousands)	$25,384	$126,802	$57,175	$37,732
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements or recoupment(4)	1.23%	1.19%	1.28%	1.76	%(3)
Ratio of net investment income to average net assets	2.70%	2.66%	2.39%	2.48	%(3)
Portfolio turnover rate	47.08%	72.84%	103.97%	122.00	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total investment return does not reflect the impact of the maximum front-end sales load of 5.75%. If reflected, the return would be lower.

(3)	Annualized.
(4)

During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

(5)	Reflects portfolio turnover of the Fund for the year ended April 30, 2015.

The accompanying notes are an integral part of the financial statements.

12

SKYBRIDGE DIVIDEND VALUE FUND

Financial Highlights (Continued)

Contained below is per share operating performance data for Class C shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class C Shares
	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Period October 17, 2014* to April 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$11.18	$11.26	$11.25	$9.95

Net investment income(1)	0.22	0.22	0.18	0.08
Net realized and unrealized gain on investments	0.39	0.30	0.23	1.33

Net increase in net assets resulting from operations	0.61	0.52	0.41	1.41

Dividends and distributions to shareholders from:
Net investment income	(0.30)	(0.22)	(0.18)	(0.09)
Net realized capital gains	(0.48)	(0.38)	(0.22)	(0.02)

Total dividends and distributions to shareholders	(0.78)	(0.60)	(0.40)	(0.11)

Net asset value, end of period	$11.01	$11.18	$11.26	$11.25

Total investment return(2)	5.54%	4.61%	3.95%	14.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,621	$55,710	$43,537	$6,819
Ratio of expenses to average net assets	2.00%	2.00%	2.00%	2.00	%(3)
Ratio of expenses to average net assets without waivers and expense reimbursements or recoupment(4)	2.00%	1.94%	2.03%	2.32	%(3)
Ratio of net investment income to average net assets.	1.95%	1.91%	1.65%	1.46	%(3)
Portfolio turnover rate	47.08%	72.84%	103.97%	122.00	%(5)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns for periods less than one year are not annualized. Total return does not reflect any applicable sales charge.

(3)	Annualized.
(4)

During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

(5)	Reflects portfolio turnover of the Fund for the year ended April 30, 2015.

The accompanying notes are an integral part of the financial statements.

13

SKYBRIDGE DIVIDEND VALUE FUND

Financial Highlights (Concluded)

Contained below is per share operating performance data for Class I shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information provided in the financial statements and should be read in conjunction with the financial statements and the notes thereto.

	Class I Shares
	For the Year Ended April 30, 2018	For the Year Ended April 30, 2017	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Period April 7, 2014* to April 30, 2014
Per Share Operating Performance
Net asset value, beginning of period	$11.24	$11.31	$11.26	$10.23	$10.00

Net investment income(1)	0.33	0.33	0.28	0.29	—	(2)
Net realized and unrealized gain on investments	0.41	0.29	0.25	0.98	0.23

Net increase in net assets resulting from operations	0.74	0.62	0.53	1.27	0.23

Dividends and distributions to shareholders from:
Net investment income	(0.39)	(0.31)	(0.26)	(0.22)	—
Net realized capital gains	(0.48)	(0.38)	(0.22)	(0.02)	—

Total dividends and distributions to shareholders	(0.87)	(0.69)	(0.48)	(0.24)	—

Net asset value, end of period	$11.11	$11.24	$11.31	$11.26	$10.23

Total investment return(3)	6.72%	5.57%	5.09%	12.54%	2.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$130,732	$259,629	$223,510	$55,918	$117
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00	%(4)
Ratio of expenses to average net assets without waivers and expense reimbursements or recoupment(5)	1.00%	0.94%	1.03%	1.63%	646.65	%(4)
Ratio of net investment income to average net assets	2.95%	2.91%	2.64%	2.70%	0.79	%(4)
Portfolio turnover rate	47.08%	72.84%	103.97%	122.00%	1.98	%(6)

*	Commencement of operations.
(1)	The selected per share data was calculated using the average shares outstanding method for the year.
(2)	Amount is less than $0.005 per share.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

(4)	Annualized.
(5)

During the period, certain fees were waived and/or reimbursed; or recouped, if any. If such fee waivers and/or reimbursements or recoupments had not occurred, the ratios would have been as indicated (See Note 2).

(6) Not annualized.

The accompanying notes are an integral part of the financial statements.

14

SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements

April 30, 2018

1. Organization and Significant Accounting Policies

The SkyBridge Dividend Value Fund (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), which commenced operations on April 7, 2014. The Fund is a separate series of FundVantage Trust (the “Trust”) which was organized as a Delaware statutory trust on August 28, 2006. The Trust is a “series trust” authorized to issue an unlimited number of separate series or classes of shares of beneficial interest. Each series is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one series is not deemed to be a shareholder of any other series. The Fund offers Class A, Class C and Class I shares. Class A shares are sold subject to a front-end sales charge. Front-end sales charges may be reduced or waived under certain circumstances. A contingent deferred sales charge (“CDSC”) may be applicable to the purchase of Class A shares. A CDSC, as a percentage of the lower of the original purchase price or net asset value at redemption, of up to 1.00% may be imposed on full or partial redemptions of Class A shares made within eighteen months of purchase where: (i) $1 million or more of Class A shares were purchased without an initial sales charge and (ii) the selling broker-dealer received a commission for such sale.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Portfolio Valuation — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are generally valued at amortized cost, provided such amount approximates fair value. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees (“Board of Trustees”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. The Trust has established a Valuation Committee which performs certain functions including the oversight of the Adviser’s fair valuation determinations.

15

SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2018

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 —	quoted prices in active markets for identical securities;

•	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of April 30, 2018, in valuing the Fund’s investments carried at fair value:

	Total Value at 4/30/18	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investment in Securities*	$191,161,097	$191,161,097	$—	$—

*	Please refer to Portfolio of Investments for further details on portfolio holdings.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase

16

SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2018

and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended April 30, 2018, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be material.

Investment Transactions, Investment Income and Expenses — Investment transactions are recorded on trade date for financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Distribution (12b-1) fees and shareholder services fees relating to a specific class are charged directly to that class. Fund level expenses common to all classes, investment income and realized and unrealized gains and losses on investments are allocated to each class based upon relative daily net assets of each class. General expenses of the Trust are generally allocated to each fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund in the Trust are charged directly to that fund. The Fund’s investment income, expenses (other than class-specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on ex-date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences may include the treatment of non-taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the components of net assets.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

17

SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2018

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

Recent Accounting Pronouncement — On August 1, 2017, the Fund implemented changes due to amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption of the amendment had no effect on the Fund’s net assets or results of operations.

2. Transactions with Related Parties and Other Service Providers

SkyBridge Capital II, LLC (“SkyBridge” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). For its services, the Adviser is paid a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has contractually agreed to reduce its management fee and/or reimburse certain expenses of the Fund to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, “Acquired Fund Fees and Expenses,” interest, extraordinary items and brokerage commissions) do not exceed (on an annual basis) 1.25% with respect to Class A shares, 2.00% with respect to Class C shares and 1.00% with respect to Class I shares of average daily net assets of the Fund (the “Expense Limitation”). The Expense Limitation will remain in place until August 31, 2018, unless the Board of Trustees approves its earlier termination. The Adviser is entitled to recover, subject to approval by the Board of Trustees, such amounts reduced or reimbursed for a period of up to three (3) years from the year in which the Adviser reduced its compensation and/or assumed expenses for the Fund. The Adviser is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees it waived and Fund expenses it paid to the extent the total annual fund expenses do not exceed the limits described above or any lesser limits in effect at the time of reimbursement. No recoupment will occur unless the Fund’s expenses are below the Expense Limitation amount. As of April 30, 2018, the amount of potential recovery was as follows:

Expiration
April 30, 2019
$70,108

For the year ended April 30, 2018, the Adviser earned advisory fees of $2,408,010 and recouped fees and expenses of $13,426 waived in prior periods.

18

SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2018

On April 30, 2018, SkyBridge, HNA Capital (U.S.) Holdings LLC (“HNA Capital”), and RON Transatlantic EG (“RON Transatlantic”) announced that the parties have mutually agreed not to pursue their previously announced transaction (the “Transaction”). The Transaction had originally contemplated an agreement to sell a majority ownership interest in SkyBridge and Hastings Capital Group, LLC, the principal underwriter of the Company’s shares, to HNA Capital and RON Transatlantic. RON Transatlantic continues to be a minority owner of SkyBridge. Accordingly, SkyBridge continues to serve as investment adviser to the Fund pursuant to the current Investment Advisory Agreement.

Other Service Providers

The Bank of New York Mellon (“BNY Mellon”) serves as administrator and custodian for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets and is subject to certain minimum monthly fees. For providing certain custodial services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”) provides transfer agent services to the Fund. The Transfer Agent is entitled to receive a monthly fee, subject to certain minimum, and out of pocket expenses.

Foreside Funds Distributors LLC (the “Underwriter”) provides principal underwriting services to the Fund, pursuant of an underwriting agreement between the Trust and the Underwriter.

The Trust and the Underwriter are parties to an underwriting agreement. The Trust has adopted a distribution plan for Class A and Class C shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Class A and Class C shares plan, the Fund compensates the Underwriter for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.25% and 1.00% (0.75% Rule 12b-1 distribution fee and 0.25% shareholder service fee), respectively, on an annualized basis of the average daily net assets of the Fund’s Class A and Class C shares.

Trustees and Officers

The Trust is governed by its Board of Trustees. The Trustees receive compensation in the form of an annual retainer and per meeting fees for their services to the Trust. The remuneration paid to the Trustees by the Fund during the year ended April 30, 2018 was $17,417. An employee of BNY Mellon serves as the Secretary of the Trust and is not compensated by the Fund or the Trust.

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SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2018

JW Fund Management LLC (“JWFM”) provides a Principal Executive Officer and Principal Financial Officer to the Trust. Freeh Group International Solutions, LLC (“Freeh”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and Freeh are compensated for their services provided to the Trust.

3. Investment in Securities

For the year ended April 30, 2018, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$151,716,325	$417,162,568

4. CapitalShareTransactions

For the years ended April 30, 2018 and 2017, transactions in capital shares (authorized shares unlimited) were as follows:

	For the Year Ended April 30, 2018		For the Year Ended April 30, 2017
	Shares	Amount	Shares	Amount
Class A
Sales	1,027,348	$11,507,388	7,970,106	$86,387,541
Reinvestments	500,456	5,583,597	555,865	6,331,928
Redemptions	(10,522,557)	(122,765,352)	(2,303,120)	(26,136,355)

Net increase/(decrease)	(8,994,753)	$(105,674,367)	6,222,851	$66,583,114

Class C
Sales	491,495	$5,572,609	2,451,816	$27,626,953
Reinvestments	118,067	1,310,141	111,394	1,264,111
Redemptions	(2,359,620)	(26,302,710)	(1,445,109)	(16,207,123)

Net increase/(decrease)	(1,750,058)	$(19,419,960)	1,118,101	$12,683,941

Class I
Sales	4,663,902	$52,622,672	13,024,377	$148,223,386
Reinvestments	774,985	8,661,457	924,852	10,539,213
Redemptions	(16,764,779)	(188,514,816)	(10,623,460)	(119,568,216)

Net increase/(decrease)	(11,325,892)	$(127,230,687)	3,325,769	$39,194,383

Total Net Increase/(Decrease)	(22,070,703)	$(252,325,014)	10,666,721	$118,461,438

20

SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Continued)

April 30, 2018

5. Federal Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

Distributions are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the components of net assets based on the tax treatment; temporary differences do not require reclassifications. For the year ended April 30, 2018, these adjustments were to decrease undistributed net investment income by $945 and increase accumulated net realized gain by $945, primarily attributable to redesignation of dividends paid. Net assets were not affected by these adjustments.

For the year ended April 30, 2018, the tax character of distributions paid by the Fund was $17,518,041 of ordinary income dividends and $4,281,383 of long-term capital gains dividends. For the year ended April 30, 2017, the tax character of distributions paid by the fund was $20,570,952 of ordinary income dividends and $5,953,205 of long-term capital gains dividends. Distributions from short-term capital gains are treated as ordinary income for federal income tax purposes.

As of April 30, 2018, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation
$—	$58,384	$30,151,731	$(13,297,342)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing and recognition of income and gains for federal income tax purposes. Short-term capital gains are reported as ordinary income for federal income tax purposes.

21

SKYBRIDGE DIVIDEND VALUE FUND

Notes to Financial Statements (Concluded)

April 30, 2018

As of April 30, 2018, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$204,458,439

Gross unrealized appreciation	$7,791,804
Gross unrealized depreciation	(21,089,146)

Net unrealized depreciation	$(13,297,342)

Pursuant to the federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and April 30 and late year ordinary losses ((i) ordinary losses between January 1 and April 30, and (ii) specified ordinary and currency losses between November 1 and April 30) as occurring on the first day of the following tax year. For the year ended April 30, 2018, the Fund had no short-term capital loss deferrals and no long-term capital loss deferrals.

Accumulated capital losses represent net capital loss carryforwards as of April 30, 2018 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of April 30, 2018, the Fund did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no material subsequent events requiring recognition or disclosure in the financial statements.

22

SKYBRIDGE DIVIDEND VALUE FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the FundVantage Trust

and Shareholders of the SkyBridge Dividend Value Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Skybridge Dividend Value Fund (one of the funds constituting FundVantage Trust, hereafter referred to as the “Fund”) as of April 30, 2018, the related statement of operations for the year ended April 30, 2018, the statements of changes in net assets and the financial highlights for each of the two years in the period ended April 30, 2018, including the related notes, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2018, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period ended April 30, 2018 in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the periods ended on or before April 30, 2016 were audited by other auditors whose report, dated June 27, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2018 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 22, 2018

We have served as the auditor of one or more SkyBridge Capital II, LLC investment companies since 2017.

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SKYBRIDGE DIVIDEND VALUE FUND

Shareholder Tax Information

(Unaudited)

The Fund is required by Subchapter M of the Internal Revenue Code, to advise its shareholders of the U.S. federal tax status of distributions received by the Fund’s shareholders in respect of such fiscal year. During the fiscal year ended April 30, 2018, the Fund paid $17,518,041 of ordinary income dividends and $4,281,383 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 83.70% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 82.30%.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.04%.

The Fund designates 100.00% of the ordinary income distributions as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2018. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2019.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

24

SKYBRIDGE DIVIDEND VALUE FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 919-6885 and on the Securities and Exchange Commission’s (“SEC”) website at http:// www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended July 31 and January 31) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Approval of Advisory Agreement

At an in-person meeting held on March 14-15, 2018 (the “Meeting”), the Board of Trustees (the “Board” or “Trustees”) of FundVantage Trust (“Trust”), including a majority of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”) (the “Independent Trustees”), unanimously approved an investment advisory agreement between SkyBridge Capital II, LLC (the “Adviser” or “SkyBridge”) and the Trust on behalf of the SkyBridge Dividend Value Fund (the “Fund”) for an additional one-year period (the “Agreement”).

In determining whether to continue the Agreement, the Trustees considered information regarding (i) the services performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance, (v) the capitalization and financial condition of the Adviser, (vi) investment performance information, (vii) brokerage selection procedures (including soft dollar arrangements, if any), (viii) the procedures for allocating investment opportunities between the Fund and other clients, (ix) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (x) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund, and (xi) compliance with the Fund’s investment objective, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. The Board also received information regarding the status of the sale of SkyBridge that, if completed, would result in a change of control, noting that the transaction was currently under regulatory review by Committee on Foreign Investment in the United States and that the new investment advisory agreement approved by shareholders in June 2017 would not be executed until the transaction closed. The Trustees noted the reports provided at Board meetings throughout the year covering matters such as the relative performance of the Fund; compliance with the investment objective, policies, strategies and limitations for the Fund; the compliance of management personnel with the applicable code of ethics; and the adherence to pricing procedures as established by the Board.

25

SKYBRIDGE DIVIDEND VALUE FUND

Other Information (Continued)

(Unaudited)

Based on the information provided by SkyBridge, the Trustees concluded that (i) the nature, extent and quality of the services provided by SkyBridge are appropriate and consistent with the terms of the SkyBridge Agreement, (ii) the quality of those services has been consistent with industry norms, (iii) the Fund is likely to benefit from the continued provision of those services, and (iv) SkyBridge has sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and has demonstrated its continuing ability to attract and retain qualified personnel.

The Trustees considered the investment performance for the Fund and the Adviser. The Trustees reviewed historical performance charts, which showed the performance of the Fund as compared to the Lipper Equity Income category, the Fund’s Lipper peer group, for the one year, two year and since inception periods ended December 31, 2017. The Trustees noted that the Class A, Class C and Class I shares of the Fund had each underperformed the Lipper Equity Income Index for one year and two year periods ended December 31, 2017. The Trustees also received performance information for the Fund as compared to the S&P 500 Daily Reinvested Index. The Trustees noted that the Class A, Class C, and Class I shares of the Fund had each underperformed the S&P 500 Daily Reinvestment Index for the one year, two year, three year and since inception periods ended December 31, 2017. The Trustees concluded that the performance of the Fund was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

The Trustees also noted that the Adviser had provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees considered the fees that the Adviser charges to certain other clients advised by SkyBridge, and evaluated the explanations provided by the Adviser as to differences in fees charged to the Fund and such accounts including that the Adviser did not manage other accounts in a comparable manner as the Fund. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Fund versus a universe of funds in the Lipper Equity Income category with $500 million or less in assets (the “Expense Universe”). The Trustees noted that the contractual advisory fee of the Fund’s Class A shares was equal to the median of the contractual advisory fee of Expense Universe and that the contractual advisory fee of the Fund’s Class C and Class I shares was higher than the median of the contractual advisory fee of the Expense Universe. The Trustees further noted that the net total expense ratios of the Fund’s Class A and Class I shares were lower than the Expense Universe and that the net total expense ratio of the Fund’s Class C shares was higher than the median net total expense ratio of the Expense Universe. The Trustees concluded that the advisory fee and services provided by the Adviser are sufficiently consistent with those of other advisers that manage mutual funds with investment objectives, strategies and policies similar to those of the Fund based on the information provided at the Board Meeting.

26

SKYBRIDGE DIVIDEND VALUE FUND

Other Information (Concluded)

(Unaudited)

The Trustees considered the costs of the services provided by SkyBridge, the compensation and benefits received by SkyBridge in providing services to the Fund, and its profitability. In addition, the Trustees considered any direct or indirect revenues received by affiliates of SkyBridge. The Trustees noted that the level of profitability of SkyBridge in providing services to the Fund is an appropriate factor to consider, and the Trustees should be satisfied that SkyBridge’s profits are sufficient to continue as a healthy concern generally and an investment adviser of the Fund specifically. Based on the information provided, the Trustees concluded that SkyBridge’s fees and profits (if any) derived from its relationship with the Trust in light of the Fund’s expenses are reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall expense ratio of the Fund is reasonable, taking into account the size of the Fund, the quality of services provided by the adviser, the investment performance of the Fund and the expense limitations agreed to by SkyBridge.

The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees considered and determined that economies of scale for the benefit of Fund shareholders should be achieved if assets of the Fund increase because fixed expenses will be spread across a larger asset base; however, the Trustees noted that the advisory fee does not include “breakpoint” reductions in the advisory fee rate at specific asset levels.

The Board concluded that the advisory fee rate under the SkyBridge Agreement is reasonable in relation to the services provided and is in the best interests of the shareholders of the Fund. The Trustees also concluded that the advisory fees and total expense ratios are at acceptable levels in light of the quality of services provided to the Fund and in comparison to those of the Fund’s respective peer groups; that the advisory fee schedule would not be increased for the Fund and economies of scale may be achieved at higher asset levels for the Fund for the benefit of fund shareholders; that the total expense ratio had not changed materially; and that SkyBridge had represented that the overall expenses for the Fund are not expected to be adversely affected by the SkyBridge Transaction. The Trustees also noted that SkyBridge had no present intention to alter any expense limitation or reimbursement currently in effect for the Fund. On that basis, the Trustees concluded that the total expense ratio and proposed advisory fee for the Fund is acceptable. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

In voting to approve the continuation of the Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by the Adviser. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the continuation of the Agreement would be in the best interests of the Funds and their shareholders. Accordingly, the Board, including a majority of the Independent Trustees, unanimously approved the continuation of the Agreement for an additional one year period.

27

SKYBRIDGE DIVIDEND VALUE FUND

Privacy Notice

(Unaudited)

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within FundVantage Trust and its affiliated entities, a limited number of people who actually service accounts will have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, FundVantage Trust and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our web site.

If you have questions or comments about our privacy practices, please call us at (888) 919-6885.

28

SKYBRIDGE DIVIDEND VALUE FUND

Fund Management

(Unaudited)

FundVantage Trust (the “Trust”) is governed by a Board of Trustees (the “Trustees”). The primary responsibility of the Trustees is to represent the interest of the Trust’s shareholders and to provide oversight management of the Trust.

The following tables present certain information regarding the Board of Trustees and officers of the Trust. None of the Trustees are an “interested person” of the Trust, the Adviser, another investment adviser of a series of the Trust, or Foreside Funds Distributors LLC, the principal underwriter of the Trust (“Underwriter”), within the meaning of the 1940 Act and each Trustee is referred to as an “Independent Trustee” and is listed under such heading below. Employees of certain service providers to the Trust serve as officers of the Trust; such persons are not compensated by the Fund. The address of each Trustee and Officer as it relates to the Trust’s business is 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

The Statement of Additional Information for the Fund contains additional information about the Trustees and is available, without charge, upon request, by calling (888) 919-6885.

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES

ROBERT J. CHRISTIAN Date of Birth: 2/49	Trustee and Chairman of the Board	Shall serve until death, resignation or removal. Trustee and Chairman since 2007.	Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (“RSMC”) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.	40	Optimum Fund Trust (registered investment company with 6 portfolios).

IQBAL MANSUR Date of Birth: 6/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2007.	University Professor, Widener University.	40	None.

29

SKYBRIDGE DIVIDEND VALUE FUND

Fund Management (Continued)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee

NICHOLAS M. MARSINI, JR. Date of Birth: 8/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2016.	Retired since March 2016. President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.	40	Brinker Capital Destinations Trust (registered investment company with 10 portfolios).

STEPHEN M. WYNNE Date of Birth: 1/55	Trustee	Shall serve until death, resignation or removal. Trustee since 2009.	Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.	40	Copeland Trust (registered investment company with 2 portfolios).

NANCY B. WOLCOTT Date of Birth: 11/54	Trustee	Shall serve until death, resignation or removal. Trustee since 2011.	Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.	40	Lincoln Variable Insurance Products Trust (registered investment company with 92 portfolios).

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SKYBRIDGE DIVIDEND VALUE FUND

Fund Management (Concluded)

(Unaudited)

Name and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
EXECUTIVE OFFICERS

JOEL L. WEISS Date of Birth: 1/63	President and Chief Executive Officer	Shall serve until death, resignation or removal. Officer since 2007.	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.

T. RICHARD KEYES Date of Birth: 1/57	Treasurer and Chief Financial Officer	Shall serve until death, resignation or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax-U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

VINCENZO A. SCARDUZIO Date of Birth: 4/72	Secretary	Shall serve until death, resignation or removal. Officer since 2012.	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.

DAVID C. LEBISKY Date of Birth: 5/72	Chief Compliance Officer and Anti-Money Laundering Officer	Shall serve until death, resignation or removal. Officer since 2015.	President of Lebisky Compliance Consulting LLC since October 2015; Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) since 2015; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.

31

Investment Adviser

SkyBridge Capital II, LLC

527 Madison Avenue, 16th Floor

New York, New York 10022

Administrator

The Bank of New York Mellon

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

225 Liberty Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1800

2001 Market Street

Philadelphia, PA 19103-7042

Legal Counsel

Pepper Hamilton LLP

3000 Two Logan Square

2001 Market Street

Philadelphia, PA 19103-7042

SkyBridge Dividend

Value Fund

of

FundVantage Trust

Class A Shares

Class C Shares

Class I Shares

ANNUAL REPORT

April 30, 2018

This report is submitted for the general information of the shareholders of the SkyBridge Dividend Value Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the SkyBridge Dividend Value Fund.

SKY-0418

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Audit Committee of the Board of Trustees currently is comprised of Nicholas Marsini, Iqbal Mansur and Stephen M. Wynne, each of whom is considered “independent” within the meaning set forth under Item 3 of Form N-CSR. The Board of Trustees has determined that each of Messrs. Mansur, Marsini and Wynne is an “audit committee financial expert” as such term is defined by Item 3 of Form N-CSR.

The Registrant’s Board of Trustees has determined that Dr. Mansur acquired the attributes necessary to be considered an audit committee financial expert through his experience as a university professor of finance and because he has authored over 25 finance-related articles in peer reviewed publications.

The Registrant’s Board of Trustees has determined that Mr. Wynne acquired the attributes necessary to be considered an audit committee financial expert through his experience as a chief executive officer (and other senior-level accounting and/or financial positions) of several large financial institutions and because he has co-authored a text book on mutual fund accounting.

The Registrant’s Board of Trustees has determined that Mr. Marsini acquired the attributes necessary to be considered an audit committee financial expert through his experience as a chief executive officer (and other senior-level positions) of several large financial institutions.

Item 4. Principal Accountant Fees and Services.

●

Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $374,285 for the fiscal year ending April 30, 2018 and $464,185 for the fiscal year ending April 30, 2017, as follows:

	Fiscal Year Ending April 30, 2018	Fiscal Year Ending April 30, 2017
PricewaterhouseCoopers LLP	$289,385	$283,275
Ernst & Young LLP	$84,900	$134,410
Tait Weller & Baker, LLP	$0	$46,500
Aggregate Fees	$374,285	$464,185

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ending April 30, 2018 and $0 for the fiscal year ending April 30, 2017.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $11,139 for the fiscal year ending April 30, 2018 and $11,608 for the fiscal year ending April 30, 2017, as follows:

	Fiscal Year Ending April 30, 2018	Fiscal Year Ending April 30, 2017
PricewaterhouseCoopers LLP	$0	$0
Ernst & Young LLP	$11,139	$11,608
Tait Weller & Baker, LLP	$0	$0
Aggregate Fees	$11,139	$11,608

These fees were for (a) Passive Foreign Investment Company (PFIC) database tax services and (b) Pakistan tax compliance services.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ending April 30, 2018 and $0 for the fiscal year ending April 30, 2017.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant’s Audit Committee Charter requires the Audit Committee to (i) (a) approve prior to appointment the engagement of independent registered public accounting firm to annually audit and provide their opinion on the Registrant’s financial statements, (b) recommend to the Independent Trustees the selection, retention or termination of the Registrant’s independent registered public accounting firm and, (c) in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent registered public accounting firm; and (ii) to approve prior to appointment the engagement of the independent registered public accounting firm to provide other audit services to the Registrant, or to provide non-audit services to the Registrant, its series, an investment adviser to its series or any entity controlling, controlled by, or under common control with an investment adviser to its series (“adviser-affiliate”) that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant. The Audit Committee will not approve non-audit services that the Audit Committee believes may impair the independence of the Registrant’s independent registered public accountant. The Audit Committee may delegate, to the extent permitted by law, pre-approved responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

(e)(2)	Not applicable.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $11,139 for the fiscal year ending April 30, 2018 and $20,311,246 for the fiscal year ending April 30, 2017, as follows:

	Fiscal Year Ending April 30, 2018	Fiscal Year Ending April 30, 2017
PricewaterhouseCoopers LLP	$0	$0
Ernst & Young LLP	$11,139	$20,311,246
Tait Weller & Baker, LLP	$0	$0
Aggregate Fees	$11,139	$20,311,246

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

             Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated

             Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) FundVantage Trust

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date July 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joel L. Weiss
Joel L. Weiss, President and
Chief Executive Officer
(principal executive officer)

Date July 5, 2018

By (Signature and Title)*	/s/ T. Richard Keyes
T. Richard Keyes, Treasurer and
Chief Financial Officer
(principal financial officer)

Date July 5, 2018

* Print the name and title of each signing officer under his or her signature.